                                                                   Exhibit 10.20

     [LETTERHEAD OF INTEGRATED SYSTEMS SOLUTIONS CORPORATION APPEARS HERE]

                                                     June 29, 1994

Unisource Worldwide Inc.
825 Deportail Road
Chesterbrook
Wayne, Pennsylvania 19087

Attention: Mr. Thomas Simpson
           Vice President and CFO Unisource WW Inc.

Subject:   Amendment/Revision No. 1 to Information Technology Services Agreement

Reference: Supplement Revision and Amendments to Schedules J, N, and R

Dear Mr. Simpson

The subject Agreement is hereby revised to incorporate the referenced Supplement and Schedules. Reference is made to the Agreement for Systems Operation Services, dated December 22, 1993 (the "Agreement") between Integrated Systems Solutions Corporation, {d/b/a ISSC, Inc.} and Unisource Worldwide, Inc.

Attached to and made a part of this letter is a revised Supplement and Amended Schedules J, N, and R to the Agreement, which shall replace for all purposes the existing corresponding documents of the Agreement. This action amends the base Agreement regarding the XXXX XXXX XXXX and XXXX XXXX System, with appropriate revisions to the original Schedules, and will be effective upon execution of this document and for the remainder of the base Agreement unless otherwise amended by mutual consent of the parties.

Except as herein amended, the Agreement remains in full force and effect.


Offered by:                             Agreed to and Accepted by:
Integrated Systems Solutions            Unisource Worldwide Inc.
    Corporation
{d/b/a ISSC, Inc.}

By /s/ S. C. Ryan                       By /s/ T. L. Simpson
   ------------------------------          ------------------------------
        Authorized Signature                    Authorized Signature

   S. C. Ryan             6/28/94          T. Simpson             6/29/94
   ------------------------------          ------------------------------
   ISSC Director-           Date           Vice President and CFO   Date
   Unisource Project Executive             Unisource WW Inc.

ISSC / Unisource                                                [ART APPEARS
                                                                     HERE]
Agreement for Information Technology Services
- -------------------------------------------------------------------------------


                                  Section N-6
                            XXXX XXXX System (XXXX)


I. Scope

ISSC will manage the installation and test of the XXXX XXXX XXXX in accordance with this project section, and integrating the XXXX XXXX XXXX XXXX (XXXX). The installation plan will be divided into XXXX XXXX. The plan for the phase 1 implementation will have an estimated completion date of XXXX, XXXX, and will encompass the installation of the XXXX with XXXX/XXXX in XXXX XXXX XXXX (XXXX Mega; XXXX Large). In addition, ISSC will install XXXX additional XXXX that will serve as a XXXX for the purpose of XXXX the XXXX of second XXXX that will encompass the XXXX and XXXX XXXX XXXX. The additional (XXXX) proposed XXXX will be comprised of XXXX (XXXX w/ XXXX, XXXX w/out XXXX), and XXXX small w/out
XXXX. These XXXX would be planned to be XXXX XXXX in the XXXX thereby allowing a substantial XXXX of XXXX to XXXX prior to the XXXX to XXXX with the XXXX XXXX primarily XXXX by the XXXX XXXX derived from the XXXX over the XXXX XXXX Facilities are further defined as:

    .  XXXX - greater than XXXX K sq. ft.

    .  XXXX - XXXX K sq. ft. to XXXX K sq. ft.

    .  XXXX - XXXX K sq. ft. to XXXX K sq. ft.

    .  XXXX - less than XXXX K sq. ft.

In addition, ISSC will establish an end user training facility at Unisource Headquarters, or other designated Unisource facility, equipped with the XXXX XXXX XXXX contained in a XXXX XXXX. The XXXX of this center will primarily be to XXXX XXXX XXXX XXXX to supervisory personnel in a XXXX XXXX, in XXXX of an
XXXX. The equipment XXXX in the training center will be dismantled and XXXX to XXXX the XXXX XXXX XXXX of XXXX I. This XXXX has been XXXX in the attached XXXX XXXX for the overall XXXX XXXX.

The Warehouse XXXX XXXX will be XXXX by XXXX, XXXX upon the XXXX of the XXXX XXXX XXXX XXXX XXXX target, and upon concurrence of XXXX will become an integral part of this agreement. Recognizing the XXXX XXXX of this XXXX, any necessary XXXX and XXXX (XXXX XXXX) to this schedule will be XXXX upon XXXX XXXX XXXX to XXXX, and with XXXX XXXX XXXX. The XXXX for the XXXX is to make the XXXX XXXX of the XXXX resource XXXX to support an XXXX, and therefore XXXX the XXXX XXXX XXXX for Unisource.

The system platform for XXXX and XXXX XXXX will be based upon the XXXX technology and XXXX architecture. The XXXX and XXXX will be based upon an XXXX model XXXX XXXX. The base XXXX XXXX and related XXXX and XXXX are defined in (the amendment to) schedule XXXX - Restructured Business Platform.

The XXXX XXXX shall contain a XXXX XXXX either to a XXXX XXXX or a XXXX XXXX XXXX as needed to XXXX the XXXX XXXX XXXX. If the XXXX system is installed in a XXXX that is not currently supported by the XXXX system, then the application development effort to XXXX the XXXX to XXXX will be performed by the XXXX XXXX personnel providing application development support to that XXXX XXXX XXXX. In addition, the XXXX will XXXX (via XXXX and XXXX) XXXX, except as required by law, and XXXX XXXX in the XXXX of XXXX.

ISSC has provided, as part of this effort, an XXXX XXXX XXXX for the XXXX and XXXX of the XXXX defined in the attached responsibilities matrix, and driven by the XXXX XXXX XXXX XXXX. In addition, ISSC has provided a XXXX XXXX XXXX XXXX for the purposes of XXXX XXXX XXXX for XXXX XXXX and XXXX. The entire project XXXX included project XXXX and one-time XXXX items required for XXXX XXXX of the system. ISSC and Unisource agree that periodic updates to the XXXX and therefore XXXX XXXX XXXX may be required and are acceptable for such items as but not

                                 June 29, 1994
ISSC/Unisource Confidential      Schedule N Amendment No. 1         Page 1 of 9

                                  Section N-6
                            XXXX XXXX System (XXXX)


limited to XXXX in equipment, or XXXX XXXX XXXX XXXX associated with an XXXX XXXX XXXX and XXXX of equipment deployed, as tracked and determined over several installations.

II Project Management/Methodology Approach

The XXXX XXXX XXXX project shall utilize the project management methodology specified in schedule II.

III ISSC Responsibilities

ISSC shall:

Be responsible for XXXX XXXX based upon its XXXX, and will XXXX to XXXX Unisource in the management of XXXX XXXX, as appropriate, to XXXX XXXX XXXX on schedule. ISSC will also have XXXX XXXX to manage XXXX XXXX XXXX to the project; XXXX and XXXX all XXXX hardware and XXXX as XXXX by Unisource (with XXXX XXXX to Unisource), XXXX and XXXX all XXXX, and provide the necessary XXXX and on XXXX XXXX as further defined herein.

Perform XXXX to XXXX equipment XXXX and XXXX as well as XXXX XXXX, XXXX XXXX, low XXXX XXXX, and office XXXX XXXX.

Develop XXXX procedures/plans for XXXX the XXXX of the XXXX functions.

XXXX and specify for Unisource XXXX, the XXXX for the XXXX to be equipped with XXXX and the XXXX options, at Unisource XXXX location, or other XXXX Unisource XXXX.

Provide to XXXX the specified Unisource data that is available on the existing legacy systems in a XXXX that can be XXXX into XXXX.

Provide XXXX as follows:

XXXX & XXXX Facilities:

Conduct a sufficient XXXX of 40 XXXX at the designated Unisource XXXX XXXX to XXXX all Unisource XXXX XXXX, XXXX size is XXXX XXXX per XXXX. The number of XXXX will be determined by the number of XXXX XXXX, divided by the ten XXXX identified.

XXXX with Unisource assistance, as identified below, and XXXX XXXX XXXX XXXX for the XXXX XXXX at each XXXX receiving XXXX.

Provide Unisource approved XXXX XXXX packages, up to XXXX, and up to XXXX XXXX administrators XXXX per XXXX.

XXXX & XXXX Facilities:

ISSC responsibilities will be XXXX to XXXX and XXXX Facilities described above, except on XXXX will be limited to a XXXX.

IV Unisource Responsibilities

Unisource shall:

Perform all tasks identified in the XXXX, within the identified XXXX. In addition, Unisource will identify common XXXX and common XXXX.

Determine what XXXX and equipment/quantity (primarily XXXX) are to be used in each facility.

Provide space, power connections, low voltage lines, and office furniture required for each installation.

Modify the XXXX as necessary to meet the XXXX of the selected XXXX.

Provide a XXXX for the XXXX of up to XXXX at Unisource XXXX or designated Unisource XXXX, which will be dedicated XXXX over the XXXX of the XXXX.

                                 June 29, 1994
ISSC/Unisource Confidential   Schedule N Amendment No. 1          Page 2 of 9

                                  Section N-6
                            XXXX XXXX System (XXXX)


Provide XXXX for those XXXX receiving XXXX at the XXXX.

Be responsible for Unisource employee travel and lodging expenses during training.

Provide data definitions of the files and/or databases in the legacy systems needed for the initialization of the WMS databases within one week of receiving the request from ISSC.

Be responsible for all manual data entry required by WMS, but not available on the existing legacy systems.

Make skilled warehouse logistic experts available to assist in the installation as required.

Be responsible for FCC license expenses.

Modify the warehouse facility as required to facilitate an FCC RF License.

Perform the operational readiness test, criteria for which will be developed as identified below.

Make available the Unisource personnel that require the training when scheduled.

V. Project Deliverables
(Note: Dates will be dependent upon Roll-out Schedule)

 . XXXX XXXX Plan

 . XXXX Plan

 . XXXX Plan

 . XXXX XXXX XXXX Plan

 . XXXX Package

 . XXXX Guide

 . XXXX Guide

 . XXXX Hardware and Software necessary for each XXXX (phase I)

VI. Completion Criteria

Unisource shall accept each XXXX XXXX upon successful completion of the XXXX XXXX XXXX XXXX to be defined prior to XXXX XXXX, and will include some XXXX of XXXX XXXX of actual XXXX.

VII. Additional Terms

Unisource will have the XXXX to XXXX this project upon ISSC's XXXX to XXXX the defined XXXX and XXXX in a XXXX XXXX or should the project XXXX to XXXX be XXXX XXXX, subject to the XXXX, no other XXXX XXXX shall apply.

In the event Unisource (for XXXX XXXX) does not XXXX the XXXX XXXX of XXXX XXXX XXXX of XXXX then Unisource XXXX to XXXX ISSC, and it's vendors any XXXX XXXX XXXX associated with XXXX of the XXXX. Such XXXX would XXXX but not be XXXX to: additional XXXX XXXX associated with XXXX to meet XXXX XXXX, XXXX XXXX associated with the XXXX for the XXXX, and placement XXXX of XXXX.

VIII. XXXX XXXX ISSC further agrees to XXXX all XXXX of XXXX herein defined for the Unisource XXXX XXXX, upon XXXX XXXX of the outstanding XXXX XXXX for XXXX. Further, ISSC XXXX a XXXX of the XXXX XXXX XXXX XXXX in support of the XXXX to be provided.

IX.  XXXX XXXX

ISSC will maintain XXXX XXXX XXXX facilities for the duration of the project. XXXX will be provided via XXXX XXXX XXXX support by XXXX ISSC XXXX XXXX. Initially (through XXXX) XXXX and XXXX will be provided by XXXX XXXX XXXX.
(XXXX) and accessed by XXXX

                                 June 29, 1994
ISSC/Unisource Confidential   Schedule N Amendment No. 1          Page 3 of 9

                                  Section N-6
                            XXXX XXXX System (XXXX)


through the same XXXX mechanism as XXXX, with XXXX being XXXX as appropriate. During the XXXX XXXX XXXX and XXXX will be provided by XXXX through XXXX XXXX. After XXXX of the project, it is estimated that the XXXX of XXXX required for these XXXX of XXXX will XXXX significantly, and Unisource agrees, that all XXXX and XXXX support will be XXXX on a XXXX, per the attached XXXX for XXXX shared XXXX XXXX support will XXXX upon XXXX XXXX of the XXXX XXXX XXXX XXXX of the facility, and for the XXXX of XXXX, will be XXXX by on XXXX XXXX. XXXX support will be XXXX XXXX, XXXX. XXXX and XXXX will be XXXX XXXX XXXX, XXXX during the XXXX of the project. As support will XXXX to XXXX XXXX, all XXXX of XXXX will be available XXXX XXXX, after complete project XXXX.


                            Responsibilities Matrix

             Organizational Responsibility & Estimated Person Days

- -------------------------------------------------------------------------------
Task Description                        Unisource         ISSC/E&Y       XXXX
- -------------------------------------------------------------------------------
                              PRE-IMPLEMENTATION
- -------------------------------------------------------------------------------
                        Finalize Technical Architecture
- -------------------------------------------------------------------------------
XXXX Processor Configuration                                XXXX          XXXX
- -------------------------------------------------------------------------------
Peripheral Configuration                                    XXXX          XXXX
- -------------------------------------------------------------------------------
XXXX Vendor Equip XXXX                                      XXXX          XXXX
- -------------------------------------------------------------------------------
                               Develop XXXX XXXX
- -------------------------------------------------------------------------------
Identify & Construct XXXX XXXX            XXXX
- -------------------------------------------------------------------------------
Install XXXX Processor                                      XXXX
- -------------------------------------------------------------------------------
Install XXXX Equipment                                      XXXX          XXXX
- -------------------------------------------------------------------------------
Install & Test XXXX Software                                XXXX          XXXX
- -------------------------------------------------------------------------------
Develop XXXX XXXX Layout                  XXXX
- -------------------------------------------------------------------------------
Conduct XXXX XXXX XXXX                                      XXXX          XXXX
- -------------------------------------------------------------------------------
                               Develop XXXX XXXX
- -------------------------------------------------------------------------------
Assemble XXXX XXXX XXXX                                     XXXX          XXXX
- -------------------------------------------------------------------------------
Assemble XXXX XXXX                                          XXXX          XXXX
- -------------------------------------------------------------------------------
Create XXXX XXXX                                            XXXX          XXXX
- -------------------------------------------------------------------------------
                            Assemble XXXX Material
- -------------------------------------------------------------------------------
Develop XXXX XXXX by XXXX Category                          XXXX          XXXX
- -------------------------------------------------------------------------------

                                 June 29, 1994
ISSC/Unisource Confidential   Schedule N Amendment No. 1          Page 4 of 9

                                  Section N-6
                            XXXX XXXX System (XXXX)

- --------------------------------------------------------------------------------
                            Responsibilities Matrix
- --------------------------------------------------------------------------------
             Organizational Responsibility & Estimated Person Days
- --------------------------------------------------------------------------------
Task Description                     Unisource       ISSC/E&Y           XXXX
- --------------------------------------------------------------------------------
Develop XXXX XXXX Aids                                 XXXX             XXXX
- --------------------------------------------------------------------------------
                      Design & Construct System Interface
- --------------------------------------------------------------------------------
Determine XXXX XXXX Requirements                       XXXX
- --------------------------------------------------------------------------------
Develop & XXXX XXXX XXXX to XXXX        XXXX
- --------------------------------------------------------------------------------
Develop & XXXX XXXX XXXX to XXXX        XXXX
- --------------------------------------------------------------------------------
Develop & XXXX XXXX XXXX to XXXX                       XXXX
- --------------------------------------------------------------------------------
                           XXXX & XXXX Installations
- --------------------------------------------------------------------------------
                              XXXX Configuration
- --------------------------------------------------------------------------------
Analyze/Verify XXXX of XXXX             XXXX                            XXXX
- --------------------------------------------------------------------------------
Conduct XXXX                                                            XXXX
- --------------------------------------------------------------------------------
Apply for XXXX                          XXXX
- --------------------------------------------------------------------------------
Identify XXXX Requirements              XXXX
- --------------------------------------------------------------------------------
Determine XXXX/XXXX                     XXXX
- --------------------------------------------------------------------------------
Determine Locations of XXXX             XXXX
- --------------------------------------------------------------------------------
Confirm XXXX XXXX                                      XXXX
- --------------------------------------------------------------------------------
Confirm XXXX XXXX                                                       XXXX
- --------------------------------------------------------------------------------
Order IIW & SW                                         XXXX
- --------------------------------------------------------------------------------
Request Network Connections                            XXXX
- --------------------------------------------------------------------------------
Identify Misc. Materials & Cables       XXXX           XXXX
- --------------------------------------------------------------------------------
Conduct XXXX of XXXX @ XXXX                            XXXX             XXXX
- --------------------------------------------------------------------------------
                                  System XXXX
- --------------------------------------------------------------------------------
Obtain XXXX Check XXXX                  XXXX
- --------------------------------------------------------------------------------
Scrub XXXX for XXXX XXXX                XXXX
- --------------------------------------------------------------------------------

                                 June 29, 1994
ISSC/Unisource Confidential   Schedule N Amendment No. 1          Page 5 of 9
uniskdc

                                  Section N-6
                            XXXX XXXX System (XXXX)


- --------------------------------------------------------------------------------
                            Responsibilities Matrix
- --------------------------------------------------------------------------------
             Organizational Responsibility & Estimated Person Days
- --------------------------------------------------------------------------------
Task Description                        Unisource    ISSC/E&Y        XXXX
- --------------------------------------------------------------------------------
Load XXXX to XXXX                          XXXX
- --------------------------------------------------------------------------------
Load XXXX Required to XXXX                 XXXX
- --------------------------------------------------------------------------------
                           Systems Set-up & Install
- --------------------------------------------------------------------------------
Affect XXXX Changes to XXXX                XXXX
- --------------------------------------------------------------------------------
Perform XXXX at XXXX                       XXXX
- --------------------------------------------------------------------------------
Install XXXX/XXXX at XXXX                              XXXX          XXXX
- --------------------------------------------------------------------------------
Perform XXXX XXXX of XXXX/XXXX                                       XXXX
- --------------------------------------------------------------------------------
Install XXXX & XXXX                                                  XXXX
- --------------------------------------------------------------------------------
Perform XXXX XXXX of XXXX                                            XXXX
- --------------------------------------------------------------------------------
Install XXXX XXXX XXXX/XXXX                XXXX
- --------------------------------------------------------------------------------
Implement XXXX to XXXX                                 XXXX
- --------------------------------------------------------------------------------
Perform XXXX XXXX to Interface                         XXXX
- --------------------------------------------------------------------------------
                                Operations XXXX
- --------------------------------------------------------------------------------
Prepare for XXXX of XXXX XXXX                          XXXX          XXXX
- --------------------------------------------------------------------------------
Conduct XXXX XXXX XXXX                                 XXXX          XXXX
- --------------------------------------------------------------------------------
                            Systems XXXX XXXX XXXX
- --------------------------------------------------------------------------------
Conduct XXXX XXXX of XXXX                  XXXX        XXXX          XXXX
- --------------------------------------------------------------------------------
Conduct XXXX of XXXX XXXX to XXXX          XXXX        XXXX
- --------------------------------------------------------------------------------
Test XXXX XXXX XXXX                                    XXXX
- --------------------------------------------------------------------------------
Conduct XXXX XXXX XXXX                     XXXX        XXXX          XXXX
- --------------------------------------------------------------------------------
Test XXXX of XXXX XXXX                                 XXXX
- --------------------------------------------------------------------------------
Perform XXXX XXXX & XXXX                               XXXX          XXXX
- --------------------------------------------------------------------------------


                                 June 29, 1994
ISSC/Unisource Confidential   Schedule N Amendment No. 1          Page 6 of 9
XXXX

                                  Section N-6
                            XXXX XXXX System (XXXX)

- --------------------------------------------------------------------------------
                            Responsibilities Matrix
- --------------------------------------------------------------------------------
             Organizational Responsibility & Estimated Person Days
- --------------------------------------------------------------------------------
Task Description                        Unisource    ISSC/E&Y        XXXX
- --------------------------------------------------------------------------------
                           Implementation & Support
- --------------------------------------------------------------------------------
Sign-off by Unisource                      XXXX
- --------------------------------------------------------------------------------
Live Production                            XXXX
- --------------------------------------------------------------------------------
Provide XXXX Support @ XXXX                                          XXXX
- --------------------------------------------------------------------------------
Activate XXXX XXXX                                     XXXX
- --------------------------------------------------------------------------------

Note: Responsibilities Matrix for XXXX and XXXX installations will be completed upon XXXX of Unisource XXXX to XXXX with XXXX of XXXX.

- --------------------------------------------------------------------------------
                          Warehouse Management System
- --------------------------------------------------------------------------------
                     Site Roll-out Implementation Schedule
- --------------------------------------------------------------------------------
Site Location               Est. Sq. Footage  Start Date     Est. Completion
- --------------------------------------------------------------------------------
Seattle                           XXXX          XXXX/94         XXXX/94
- --------------------------------------------------------------------------------
San Diego                         XXXX          XXXX/94         XXXX/94
- --------------------------------------------------------------------------------
XXXX                              XXXX          XXXX/94         XXXX/95
- --------------------------------------------------------------------------------

Remainder of XXXX Installation Schedule will be determined during Joint Planning session to be completed prior to XXXX, 1994 and based on the following installation plan.

.  199X:

   --  XXXX XXXX Facilities

   --  XXXX XXXX Facilities

   --  XXXX Facilities (XXXX: XXXX with & XXXX without XXXX)

   --  XXXX Facility (Pilot without XXXX)

.  199X

   --  XXXX Facilities


Schedule XXXX of XXXX will be defined by XXXX in concert with XXXX and included this Section.

Note: Schedule for XXXX and XXXX installations will be completed upon XXXX of Unisource XXXX XXXX to XXXX with XXXX of XXXX.


                                 June 29, 1994
ISSC/Unisource Confidential   Schedule N Amendment No. 1          Page 7 of 9
XXXX

                                  Section N-7
                                  XXXX System


I. Scope

ISSC will manage the installation and test of the XXXX system in accordance with this project section, and in parallel with the parameters provided by Unisource, and integrating the XXXX XXXX XXXX System (XXXXS). The plan for Phase I implementation will have an estimated completion date of XXXX 3XXXX, XXXX, and shall be performed in parallel with the installation of the XXXX XXXX XXXX schedule identified in section N-6. The pricing specified in the financial supplement assumes the installation of XXXX at XXXX identified in the attachment to section N-7, to be provided by Unisource, and subsequently reviewed, and approved by ISSC. In addition, a XXXX has been identified for purposes of XXXX the XXXX, should Unisource XXXX to XXXX in all XXXX facilities. The XXX and it's related hardware, based upon and XXXX XXXX XXXX, identified in Schedule R, shall be the basis for the XXXX subsystem. Should Unisource decide at any point during the roll-out that it desires to XXXX the XXXX of XXXX, Unisource agrees to XXXX ISSC and its vendors for all XXXX and XXXX associated with successful XXXX of the XXXX.

XXXX subsytem is required to support XXXX for XXXX based installations and XXXX and XXXX for installations in the XXXX XXXX of XXXX. The XXXX will have an interface to the XXXX system or XXXX system which XXXX the XXXX. If XXXX is installed in a facility that is not currently supported by XXXX, then the application development effort to build the XXXX to the XXXX subsystem will be performed by the XXXX at the Unisource XXXX XXXX.

ISSC has provided a XXXX for the XXXX XXXX as well as XXXX for the purpose of XXXX XXXX should Unisource XXXX to XXXX with the installation in XXXX XXXX.

II Project Management

The TRS project shall utilize the project management methodology specified in
Schedule II.

III ISSC Responsibilities

ISSC shall:

     . Design, develop, test, and deliver the XXXX necessary to XXXX between XXXX and the XXXX System;

     . Design, develop, test, and deliver the XXXX necessary to XXXX between XXXX and either the XXXX subsystems or a XXXX system; prior to XXXX. Subsequent interface to XXXX will be deployed as part of the XXXX;

     . Install the XXXX subsystem at each XXXX as designated by Unisource as follows:

          I. Provide and install XXXX and XXXX necessary for the XXXX subsystem to meet its detail requirements specification functions. In exchange for an XXXX XXXX XXXX XXXX, XXXX XXXX XXXX will be granted for the installation of XXXX and XXXX. Subsequent XXXX will be in accordance with the XXXX. Site XXXX Implementation Schedule, when and as defined.

         II. Down load and format specific data from the existing XXXX system and load the data into the XXXX subsystem.

        III. Provide XXXX services at all XXXX installed facilities at an assume XXXX of XXXX customer XXXX per XXXX. Incremental XXXX will be charged as defined in the Supplement to this Agreement.

         IV. Support Unisource during the operational readiness test; and

     . Provide XXXX for the XXXX subsystem as follows:

          I. Establish, with Unisource, XXXX minimal XXXX criteria.


                                       June 29, 1994
ISSC/Unisource Confidential      Schedule N Amendment No. 1          Page 8 of 9

                                  Section N-7
                                  XXXX System


    II.  Prepare the Unisource approved XXXX, and provide up to XXXX per XXXX.
   III.  Prepare the XXXX and provide up to XXXX per XXXX.
    IV.  Prepare XXXX and provide up to XXXX per XXXX.
     V. Provide up to XXXX of XXXX for each XXXX, which will include, providing and conducting XXXX for the Unisource XXXX XXXX of XXXX in basic XXXX such as XXXX, copying XXXX, and performing XXXX.

IV Unisource Responsibilities

Unisource shall:

Develop an agreed to roll-out plan in conjunction with the XXXX roll-out plan to be completed by XXXX 3X, 199X.

Be responsible for manual entry and validation of data required by XXXX but not available on the existing host system.

Be responsible to provide space and power connections for the XXXX subsystem.

Provide facilities for XXXX.

Have personnel available for XXXX to meet the agreed to schedule.

Perform the operational readiness test.

V Project Deliverables
(Dates will be dependent upon roll-out schedule)

     .  XXXX XXXX Plan
     .  XXXX Plan
     .  XXXX Plan
     .  XXXX package
     .  XXXX guide
     .  XXXX guide
     .  XXXX plan
     .  XXXX subsystem XXXX XXXX
     .  Unique XXXX for XXXX subsystem to XXXX
     .  XXXX packaged systems
     .  Multiple XXXX of the XXXX

VI Completion Criteria

Each XXXX shall be accepted by Unisource upon XXXX XXXX of the XXXX XXXX, to be defined prior to XXXX 3X, 199X, and will include parallel testing of XXXX.

VII Schedule

Schedule roll-out of the above will be defined and completed by Unisource in concert with ISSC's review and approval and included to this Section by no later than XXXX 3X, 199X.

ISSC / Unisource                                             [ART APPEARS HERE]

Agreement for Information Technology Services
- -------------------------------------------------------------------------------


                                  Schedule R
                XXXX Business Platform/ISSC Data Center Platform


       Base Hardware & Software Configurations Warehouse Management System
- -------------------------------------------------------------------------------
XXXX                                       XXXX
- -------------------------------------------------------------------------------
IBM LIC XXXX XXXX                          IBM LIC XXXX
- -------------------------------------------------------------------------------
- - XXXX XXXX Disk Drive                     - XXXX Disk Drive
- -------------------------------------------------------------------------------
- - XXXX XXXX Diskette Drive                 - XXXX Diskette Drive
- -------------------------------------------------------------------------------
Service Pub Wrap Plug Kit                  Service Wrap Plug Kit
- -------------------------------------------------------------------------------
XXXX Memory Select (XXXX                   XXXX Memory (XXXX
- -------------------------------------------------------------------------------
XXXX Operating System pre-load             XXXX Memory Select (XXXX
- -------------------------------------------------------------------------------
Port Adapter Card                          XXXX Operating systems pre-load
- -------------------------------------------------------------------------------
Port Concentrator                          Port Adapter Card
- -------------------------------------------------------------------------------
Port Asyne XXXX                            Port Concentrator
- -------------------------------------------------------------------------------
Linecords                                  Port ASYNC XXXX
- -------------------------------------------------------------------------------
XXXX External Tape Drive                   XXXX External Tape Drive
- -------------------------------------------------------------------------------
XXXX Controller CBL                        XXXX Controller CBL
- -------------------------------------------------------------------------------
XXXX, XXXX US / Canada                     XXXX, XXXX US / Canada
- -------------------------------------------------------------------------------
XXXX disk Drive                            Linecord
- -------------------------------------------------------------------------------
XXXX to XXXX Cable                         XXXX User License
- -------------------------------------------------------------------------------
XXXX User License
- -------------------------------------------------------------------------------
XXXX                                       Small
- -------------------------------------------------------------------------------
XXXX                                       XXXX
- -------------------------------------------------------------------------------
XXXX Hard Drive                            XXXX Hard Drive
- -------------------------------------------------------------------------------
XXXX Ram                                   XXXX Ram
- -------------------------------------------------------------------------------
XXXX Cache F/W SCSI-2                      XXXX Cache F/W SCSI-2
- -------------------------------------------------------------------------------
XXXX Ram Upgrade (XXXX                     XXXX Ram Upgrade
- -------------------------------------------------------------------------------
XXXX Fast SCSI-2 Hard Drive                XXXX Serial Adapter
- -------------------------------------------------------------------------------
XXXX Serial Port Adapter
- -------------------------------------------------------------------------------

                                     June 29, 1994
ISSC/Unisource Confidential     Schedule R Amendment No.1          Page 1 of 3
uniskdc

ISSC / Unisource

Agreement for Information Technology Services                 [ART APPEARS HERE]
- --------------------------------------------------------------------------------

              Base Hardware & Software Configurations XXXX System
- --------------------------------------------------------------------------------
XXXX Configuration      XXXX Qty        XXXX Qty        XXXX Qty        XXXX Qty
- --------------------------------------------------------------------------------
XXXX Network             XXXX            XXXX            XXXX             N/A
Controller
- --------------------------------------------------------------------------------
XXXX Unit                XXXX            XXXX            XXXX             N/A
w/Ethernet
- --------------------------------------------------------------------------------
XXXX Terminal            XXXX            XXXX            XXXX             N/A
- --------------------------------------------------------------------------------
XXXX XXXX Unit           XXXX            XXXX            XXXX             N/A
- --------------------------------------------------------------------------------
XXXX XXXX Wand           XXXX            XXXX            XXXX             N/A
- --------------------------------------------------------------------------------
60 Miliamp               XXXX            XXXX            XXXX             N/A
Battery
- --------------------------------------------------------------------------------
Holsters                 XXXX            XXXX            XXXX             N/A
- --------------------------------------------------------------------------------
XXXX Charger             XXXX            XXXX            XXXX             N/A
- --------------------------------------------------------------------------------
XXXX & XXXX              XXXX            XXXX            XXXX             N/A
- --------------------------------------------------------------------------------
XXXX Peripherals        XXXX Qty        XXXX Qty        XXXX Qty        XXXX Qty
- --------------------------------------------------------------------------------
IBM XXXX                 XXXX            XXXX            XXXX            XXXX
XXXX Printer
- --------------------------------------------------------------------------------
IBM XXXX                 XXXX            XXXX            XXXX            XXXX
XXXX Terminal
- --------------------------------------------------------------------------------
Wedge XXXX XXXX          XXXX            XXXX            XXXX            XXXX
- --------------------------------------------------------------------------------
XXXX Reader              XXXX            XXXX            XXXX            XXXX
- --------------------------------------------------------------------------------
XXXX XXXX Printer        XXXX            XXXX            XXXX            XXXX
- --------------------------------------------------------------------------------
XXXX Diagnostic          XXXX            XXXX            XXXX            XXXX
Modem
- --------------------------------------------------------------------------------
XXXX Channel             XXXX            XXXX            XXXX            XXXX
- --------------------------------------------------------------------------------
Misc. Cables             XXXX            XXXX            XXXX            XXXX
- --------------------------------------------------------------------------------


                                 June 29, 1994
ISSC/Unisource Confidential  Schedule R Amendment No. 1              Page 2 of 3
uniskdc

ISSC / Unisource

Agreement for Information Technology Services

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Base Hardware & Software Configurations XXXX System
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IBM XXXX XXXX XXXX XXXX XXXX XXXX
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MATROX XXXX
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XXXX Tape Drive
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Mouse Systems XXXX Mouse
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XXXX Cable
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XXXX XXXX AT Adaptor
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KB Ext. Cable
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Printer Cable
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XXXX Cable
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Power Strip
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XXXX Monitor, XXXX dot pitch
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XXXX Monitor, XXXX dot pitch
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XXXX Disc Player
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XXXX XXXX XXXX Dot Matrix Printer
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DOS XXXX
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ISSC/Unisource Confidential              June 29, 1994            Page 3 of 3
uniskd                           Supplement R Amendment No.1

ISSC / Unisource                                             [ART APPEARS HERE]

Agreement for Information Technology Services

- --------------------------------------------------------------------------------

                                 Supplement to

                 Agreement for Information Technology Services

Name and Address of Customer:                                Enterprise No.:
    Unisource
    825 Duportail Road
    Wayne,Pennsylvania 19087

ISSC Office Address:                                ISSC Project Office No.:

    ISSC Corporation
    44 South Broadway
    White Plains, New York 10601

Term Commencement Date:           January 1, 1994

Term End Date:                    December 31, 2003



                                                           Contract Year
                                                           -------------

                          1994     1995     1996     1997     1998     1999     2000     2001     2002     2003     2003

                          1/1-     10/1-    10/1-    10/1-    10/1-    10/1-    10/1-    10/1-    10/1-    10/1-    10/1-
                          9/30     9/30     9/30     9/30     9/30     9/30     9/30     9/30     9/30     9/30     12/31

Annual Services Charge
  United States           XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX
  ($ in Millions - US)
  Canada                  XXXX     XXXX
  ($ in Millions - Canadian)

XXXX Incentive
($ in Millions)
  XXXX % but less
    than XXXX %                                               XXXX     XXXX     XXXX     XXXX     XXXX     XXXX
  XXXX % but less
    than XXXX %                                               XXXX     XXXX     XXXX     XXXX     XXXX     XXXX
  XXXX % but less
    than XXXX %                                               XXXX     XXXX     XXXX     XXXX     XXXX     XXXX
  XXXX % and greater
    than                                                      XXXX     XXXX     XXXX     XXXX     XXXX     XXXX

Termination Charge/1/
($ in Millions)
  XXXX                    XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX
  XXXX                    XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX

                                                           Calendar Year
                                                           -------------
                          BASE     1994     1995     1996     1997     1998     1999     2000     2001     2002     2003

CPI Protection Index      XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX
(XXXX Compounded)

                                                           Contract Year
                                                           -------------
                          1994     1995     1996     1997     1998     1999     2000     2001     2002     2003     2003

                          1/1-     10/1-    10/1-    10/1-    10/1-    10/1-    10/1-    10/1-    10/1-    10/1-    10/1-
                          9/30     9/30     9/30     9/30     9/30     9/30     9/30     9/30     9/39     9/30     12/31
                          ----     ----     ----     ----     ----     ----     ----     ----     ----     ----     -----

Baselines

Consulting and
Management Services       XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX     XXXX
(Person Months)


                                   June 29, 1994
ISSC/Ultrasound Confidential   Supplement Revision No. 1            Page 1 of 3

                                Supplement to
                 Agreement for Information Technology Services

AD/M Services              XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX    XXXX
(Person Months)

  AD/M Core
  Skills Group             XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX    XXXX
  (Person Months)

New Projects
Development                XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX    XXXX
(Person Months)

  XXXX                     XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX    XXXX
  XXXX                     XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX    XXXX
  Other/3/                 XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX    XXXX

Upgrade Allotment          XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX    XXXX
($ in Thousands)

Data Network               XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX    XXXX
($ in Millions)

XXXX Level 2 & 3 Calls
  Calls/Month              XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX    XXXX

XXXX XXXX
(# of customers
per location)              XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX    XXXX

Additional Resource Charge Rates

Consulting and
Management Services
  Annual ($K)              XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX    XXXX
  Hourly ($)               XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX    XXXX

AD/M Services
  Annual ($K)              XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX    XXXX
  Hourly ($)               XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX    XXXX

XXXX Level 2 & 3 Calls
  Hourly ($)               XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX    XXXX
  (3 Hour Minimum)

XXXX XXXX
  ($ per Customer)         XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX    XXXX


                                 Calendar Year
                                 -------------


                              Yr 1/6/ Yr 2   Yr 3   Yr 4   Yr 5    Yr 6    Yr 7    Yr 8    Yr 9    Yr 10
XXXX XXXX/2/
  XXXX Installation /4/
  ($K Per XXXX)
    XXXX w/XXXX                XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX
    XXXX w/XXXX                XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX
    XXXX no/XXXX               XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX
    XXXX no/XXXX               XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX

Annual Charges - Full Project ($K)
(w/Proj Mgnt, Pre-Implementation Tasks, Ongoing Support & Maintenance, Portland
Ongoing Support & Maintenance)

    Total                      XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX

  XXXX XXXX/2/

    XXXX Installation/5/       XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX
    ($K per XXXX)

Annual Charges
Full Project ($K)              XXXX   XXXX   XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    XXXX





ISSC/Unisource Confidential              June 29, 1994
uniskd                              Supplement Revision No. 1     Page 2 of 3

                                 Supplement to
                 Agreement for Information Technology Services


(w/ Up Front License Payment)

Notes:

1 In addition to the Termination Charge above, Unisource agrees to pay ISSC's reasonable and actual expenses associated with early termination for XXXX XXXX expenses, XXXX XXXX fees and XXXX XXXX penalties.

2    One-time charge plus ongoing support and maintenance.

3    Other = XXXX XXXX System, XXXX XXXX System and XXXX XXXX XXXX .

4 XXXX pricing is based on the implementation schedule for XXXX installations of XXXX as defined in Schedule N, Section N-6.

5 XXXX pricing is based on the implementation schedule to be defined in Schedule N, Section N-7 and XXXX installations of XXXX in 1XXXX, XXXX in 1XXXX and XXXX in 1XXXX.

6    Year 1 represents period 7/1/94 thru 12/31/94.



















ISSC/Unisource Confidential             June 29, 1994
unisup1                           Supplement Revision No. 1         Page 3 of 3

ISSC / Unisource                                              [ART APPEARS HERE]

Agreement for Information Technology Services
- --------------------------------------------------------------------------------

                                   Schedule J
                   ISSC Charges, Measures of Utilization and
                           Financial Responsibilities

I.  Introduction

    This Schedule J sets forth ISSC's charging methodology for Unisource's resource usage within the Current Environment, during the Transition Period and following the migration of the Current Environment to the Restructured Business Platform.

II. Definitions

    For purposes of this Schedule J, the Agreement, Supplement and all other Schedules, the following terms shall mean:

    A. "Additional Resource Charge Rate" ("ARC Rate") means the charge for additional utilization of a Resource Unit in excess of its Baseline, as set forth in the Supplement and this Schedule J.

    B. "AD/M Core Skills Group" means that level and skill mix of AD/M Services resources below which ISSC will not be able to provide adequate AD/M support to Unisource. ISSC and Unisource will agree on the AD/M Core Skills Group Baseline prior to initial migration to the Restructured Business Platform and validate such Baseline periodically thereafter and update the Supplement accordingly.

    C. "AD/M Services" means Applications Development and Applications Maintenance unless a more specific reference is required.

    D. "Applications Development" means the programming of any new applications software, regulatory and statutory mandated changes to Unisource business, version and release upgrades to operating applications and changes or enhancements to existing applications programs. Programming effort shall include the planning, design, coding, testing, installation, documentation and training necessary to complete the task.

    E. "Applications Maintenance" means defect identification and fixes for the Software specified in Schedule A. Problem identification and fixes shall include the planning, design, coding, testing, installation, documentation and training: as applicable, necessary to complete the task.

    F. "Baseline" means the specified quantity of resources for a resource category included within the Annual Services Charge, as set forth in the Supplement and this Schedule J.

    G. "Benefits Overhead" means XXXX per XXXX plus XXXX of such XXXX base salary.

    H. "Current Environment" means the operations, Unisource Data Centers, Data Network, warehouses and In-Scope Personnel for which ISSC is assuming responsibility as of the Commencement Date.

    I. "Data Center" means both the ISSC Data Center and the Unisource Data Center(s).

    J. "Data Network" means the individual networks set forth in Schedule I including all Machines, associated attachments, features and accessories, Software, lines and cabling used to connect and transmit data between the Data Center(s) and Unisource locations listed in Schedule I, including, but not limited to, communication controllers, multiplexors, lines and modems/DSUs, but does not include End User Machines.

    K. "ISSC Data Center" means the Machines and Software to be located at an ISSC location and at such other locations as ISSC may establish thereafter.

    L. "Reduced Resource Credit Rate" ("RRC Rate") means the credit for reduced utilization of a Resource Unit below the Baseline, as set forth in the Supplement and this Schedule J.

    M. "Resource Unit" ("RU") means a particular unit of resource utilization, as described in this Schedule J, which is used to determine "Additional Resource Charges" ("ARCs") and Reduced Resource Credits" ("RRCs") as described in this Schedule J.


                                 June 29, 1994
ISSC/Unisource Confidential   Schedule J Amendment No. 1          Page 1 of 20

    N. "Unisource Data Center(s)" means the Machines and Software located at the Unisource facilities set forth in Schedule I as of the Commencement Date.

III. Current Environment

    A. Unisource Data Centers/Data Network Resources
       ---------------------------------------------

       Resource usage for the existing Unisource Service Locations and Data Network will be the capabilities and capacity of the Software and Machines listed in Schedules A, B and C respectively and data lines connecting the Unisource Service Locations to the Data Network locations specified in Schedule I.

       Unisource shall be entitled to utilize the full capabilities and capacity of the Unisource Service Locations and Data Network Machines, Software and data lines for any Unisource internal processes, so long as Unisource's use of such available capabilities and capacity does not otherwise hinder ISSC's performance of the Services and sufficient available capacity exists to enable ISSC to maintain the Performance Standards, if any, for that location. If ISSC determines additional capability or capacity is required in order to maintain compliance with the applicable Performance Standards, ISSC will notify Unisource that Unisource's use of the Machines, Software and data lines is impacting ISSC's ability to meet such Performance Standards and Unisource may:

        1. elect to reduce Unisource's use of the applicable Machines, Software and/or data lines sufficiently to enable ISSC to meet the Performance Standards; or

        2. relieve ISSC of the requirement to meet such Performance Standards;
           or

        3. agree to lower the Performance Standards commensurate with the effect that Unisource's use of the Machines, Software and/or data lines are impacting the Performance Standards; or

        4. have ISSC add sufficient additional capability and/or capacity to meet such Performance Standards at Unisource's expense.

    B. Additional Unisource Data Center/Data Network Resources
       -------------------------------------------------------

       While it is the intent of the Parties to stabilize the Current Environment in its present configuration and maintain that configuration until it is replaced by the Restructured Business Platform provided under Schedule N, it is acknowledged by the Parties that some changes will have to be made to this environment to accommodate Unisource's business needs during the migration to the Restructured Business Platform. Unisource has identified the following potential changes to the Current
       Environment:

        1. upgrading the XXXX located in XXXX to an XXXX;

        2. equipment, Software and Data Network changes to support consolidating and moving the Unisource XXXX in XXXX to the XXXX Data Center located in XXXX;

        3. upgrading the XXXX located in XXXX to XXXX;

        4. equipment, Software and Data Network changes to support moving the XXXX from the XXXX to the XXXX Unisource Data Center;

        5. purchasing, upon expiration of the current lease, the XXXX located at XXXX Unisource Data Center.

       ISSC has set aside the amount of money specified in the Supplement under the Upgrade Allotment Baseline for the purchases and work efforts specified above. As each change takes place ISSC shall, upon Unisource's approval, or Unisource may purchase or supply the required equipment, Software, data lines or other resources and deduct the costs from the Baseline dollar value set forth in the Supplement, and, if Unisource purchases such equipment, Software, data lines or other resources, reimburse Unisource for such purchase. ISSC shall maintain and make available to Unisource, upon Unisource's reasonable request, documentation supporting any credits to the Baseline.

       While the monies set forth in the Upgrade Allotment Baseline are initially allocated for the work efforts described above, Unisource may allocate such monies to other changes or projects as Unisource's business dictates. In the event that Unisource requires upgrades or changes to the Current Environment in excess of the Upgrade Allotment Baseline value whether to accommodate new acquisitions, maintain acceptable performance, accomplish Unisource's consolidation strategy, or any other reason attributable to Unisource, then Unisource shall be responsible for all expenses not covered by such Baseline; conversely, if any Upgrade Allotment Baseline monies remain after completion of the migration of all regions to the Restructured Business Platform or if Unisource determines, after migration of the initial region to the Restructured Business Platform, that the Upgrade Allotment monies are in excess of the amount


                                 June 29, 1994
ISSC/Unisource Confidential   Schedule J Amendment No. 1          Page 2 of 20
       needed for remaining upgrades in the Current Environment, then ISSC shall, at Unisource's direction, credit such monies against monies due ISSC by Unisource.

    C. Affected Employees
       ------------------

       1. Replacements

          ISSC and IBM Canada shall hire the Affected Employees listed in Schedule O and use such employees in the provision of the Services for the Current Environment. In the event that an Affected Employee does not accept ISSC's or IBM Canada's employment offer or is not offered employment with ISSC or IBM Canada pursuant to Article 12 of the Agreement, then ISSC or IBM Canada will promptly replace such Affected Employee with an individual having similar skills and capable of performing the tasks of such Affected Employee; provided, however, that if a significant number of the Affected Employees for a particular Service Location are not hired by ISSC or IBM Canada for the reasons stated above, then:

           a. ISSC or IBM Canada will promptly exercise commercially reasonable efforts to expedite the backfills for such Affected Employees;

           b. ISSC and Unisource will cooperate to resolve any service delivery deficiencies that may result for such Service Location due to inadequate staffing; and

           c. Unisource shall excuse ISSC of Performance Standards attainment and Performance Credit liabilities, if any, resulting therefrom until replacements for such individuals are hired by ISSC.

          All salary expenses, base salary and Benefits Overhead, for replacements hired by ISSC or IBM Canada for the Affected Employees, whether for Affected Employees not accepting ISSC's or IBM Canada's employment offer, or Affected Employees not receiving an employment offer pursuant to Article 12 of the Agreement or Affected Employees separated for cause pursuant to Section 12.06 of the Agreement, will be the responsibility of ISSC and the XXXX and XXXX or the XXXX set forth in Sections XXXX and XXXX of the Agreement will be administered pursuant to Section XXXX of the Agreement.

       2. XXXX New Hires

          It is Unisource's intent to hire XXXX new computer operators for the XXXX Location which will be in excess of the In-Scope Personnel for such location. ISSC shall, at Unisource's option, either:

           a. hire such individuals, if Unisource effects such hiring before the Commencement Date, pursuant to Article 12 of the Agreement;

           b. hire such individuals selected by Unisource directly into ISSC if such selection occurs after the Commencement Date; or

           c. Select and hire such individuals directly.

          The individuals referenced in this Section III.C.2 will be eligible for ISSC's XXXX XXXX and ISSC's XXXX XXXX XXXX as set forth in Section XXXX and Unisource will reimburse ISSC for the actual salaries plus applicable Benefits Overhead plus the Completion Allowance and Enhanced Completion Allowance paid such individuals. ISSC shall invoice Unisource for the aforementioned expenses as they are incurred.

    D. Personnel Resources
       -------------------

       ISSC will provide the Services for the Current Environment using the In-Scope Personnel.

       1. Additional Resource Charges

          In the event that Unisource requires changes or additions to the Current Environment that cannot be provided by the In-Scope Personnel, ISSC will provide additional resources at an annual ARC Rate which will XXXX the XXXX for that location, as set forth in Schedule O, XXXX to reflect ISSC's XXXX and the XXXX priced in the Agreement (XXXX) plus a XXXX administrative fee. The annual ARC Rate calculated above will be prorated for the number of months the additional resources are needed and multiplied by the number of additional FTE months required.

       2. Reduced Resource Credits

          In the event that Unisource and ISSC agree that an ISSC In-Scope Personnel individual(s) is not needed and can be released prior to the migration of that Unisource Service Location to the Restructured Business Platform and the XXXX for such individual(s) is XXXX than the XXXX of the Commencement Date and ISSC has had a XXXX of XXXX prior notification, then ISSC will provide an RRC for such reduction of In-Scope Personnel resources at an RRC Rate XXXX the XXXX calculated in
          Section XXXX above.


                                 June 29, 1994
ISSC/Unisource Confidential   Schedule J Amendment No. 1          Page 3 of 20

    E. Current Environment Extensions
       ------------------------------

       In the event that the migration of a region is delayed for greater than 30 days and the delay is:

         1. at XXXX XXXX, then ISSC shall provide the personnel resources to effect such extension and Unisource will be financially responsible for the XXXX of the XXXX being XXXX plus applicable XXXX plus a XXXX for the XXXX of their XXXX as well as for all XXXX, XXXX, XXXX and other XXXX resulting from such extension;

         2. XXXX by XXXX or XXXX within XXXX or its XXXX XXXX XXXX control, then XXXX shall be XXXX for XXXX and XXXX directly XXXX to the XXXX of the Current Environment Services (XXXX, XXXX, and XXXX) until such XXXX as the XXXX is XXXX; or

         3. XXXX by XXXX or XXXX XXXX to XXXX XXXX to XXXX under this XXXX or the XXXX XXXX XXXX to XXXX the XXXX XXXX, then XXXX will be XXXX for the XXXX XXXX XXXX XXXX and XXXX will be XXXX for its XXXX XXXX for such things as, but not limited to, XXXX, XXXX, XXXX and other XXXX XXXX from such XXXX), until either the XXXX or the XXXX to XXXX is XXXX.

       During the initial XXXX of a XXXX in migrating a region to the XXXX XXXX Platform, there will be XXXX XXXX and XXXX XXXX will be XXXX for XXXX Current Environment XXXX. If there is XXXX XXXX XXXX of the same XXXX to the XXXX XXXX Platform, then the XXXX XXXX set forth above apply from the XXXX of such XXXX without XXXX to the XXXX no XXXX XXXX XXXX XXXX for that location.

    F. Migration Schedule Swaps
       ------------------------

       In the event that Unisource desires to change the order of the region or Unisource Service Location(s) migration to the Restructured Business Platform and such change merely swaps one region or Unisource Service Location(s) for another without changing the overall migration schedule and Unisource provides ISSC with sufficient prior notice of Unisource's desire, then ISSC will swap the region or Unisource Service Location(s) and the expense or credit to Unisource will be the XXXX plus XXXX XXXX XXXX between the affected regions or Unisource Service Location(s) prorated for the length of time such differential is applicable, (the
       XXXX). For example, if Unisource wishes to swap XXXX Region, scheduled for migration completion on XXXX and XXXX Region, scheduled for migration completion on XXXX and the XXXX and XXXX per XXXX for XXXX for XXXX Region is XXXX and for XXXX Region is XXXX then ISSC shall provide Unisource a XXXX in the form of a XXXX in the amount of XXXX (XXXX XXXX times XXXX) upon completion of the migration of the XXXX Region (XXXX XXXX and XXXX XXXX are examples only). In the above example, if the XXXX and XXXX had been XXXX the XXXX provided Unisource would have been an invoice for the XXXX incurred.

       The factors that will determine if Unisource's desire to swap regions or Unisource Service Location(s) can be accommodated will include, but not be limited to, ISSC having sufficient notice to provide employment termination notices pursuant to Section 12.06 of the Agreement, the availability of hardware and other resources necessary to perform the migration of the swapped region and the availability of sufficient region implementation teams.

       If ISSC will incur additional expenses because of such swap (e.g., accelerating the hardware, Software or Data Network installation schedules, or bringing in additional region implementation teams early) then ISSC will notify Unisource of the amount of such additional expenses and, if Unisource still elects to continue with the swap, ISSC shall either deduct or add such expenses to the XXXX as applicable.

IV. Restructured Business Platform

    A. ISSC Data Center Resources
       --------------------------

         1. ISSC will provide the Machines and Software set forth in Schedule R as the ISSC Data Center Platform to support the Restructured Business Platform. If additional ISSC Data Center resources are required to support:

              a. Unisource's business changes;

              b. additional AD/M Services resources above the AD/M Services
                 Baseline quantity; or

              c. ISSC's attainment of the Performance Standards;


                                 June 29, 1994
ISSC/Unisource Confidential   Schedule J Amendment No. 1          Page 4 of 20
          due to Unisource growth, changes in Unisource business priorities or Unisource caused systems or network changes, then ISSC shall add such resources, upon Unisource's prior written approval, as New Services pursuant to Section 11.01 of the Agreement.

       2. In the event that Unisource's business requirements do not require all of the Machines and Software specified in Schedule R under the ISSC Data Center Platform and the migration to the Restructured Business Platform is complete, ISSC will provide Unisource a credit for the unused and uninstalled equipment equal to ISSC's XXXX and XXXX resulting from XXXX such equipment; provided, however, that should such Machines or Software subsequently be required after credit is issued the Machines and Software will be provided as New Services pursuant to Section 11.01 of the Agreement.

       3. If the migration to the Restructured Business Platform is delayed:

          a. at Unisource's request, then Unisource will reimburse ISSC for all actual and direct expenses, if any, that ISSC incurs for installing the Restructured Business Platform and continuing the Projects Development Group that ISSC would not have otherwise incurred were it not for the migration delays, or ISSC shall credit Unisource for any actual and direct savings that ISSC may realize if ISSC can delay the installation of the Restructured Business Platform or redeploy and/or otherwise use the Projects Development Group, whichever occurs;

          b. for reasons or factors within ISSC's or its subcontractor's commercially reasonable control, then ISSC shall be responsible for Unisource's and ISSC's actual and direct expenses, if any, directly related to installing the Restructured Business Platform and continuing the Projects Development Group that either Party would not have otherwise incurred were it not for the migration delays, and, in addition, ISSC shall credit Unisource for any actual and direct savings that ISSC may realize if ISSC can delay the installation of the Restructured Business Platform or redeploy and otherwise use the Projects Development Group. ISSC's liability for the additional expense, if any, ceases when the migration to the Restructured Business Platform is completed; or

          c. for reasons or factors not attributable to either Parties failure to perform under this Agreement or the Parties mutually agree to extend the migration period, then ISSC will be responsible for the ISSC expenses incurred by such delay and Unisource will be responsible for its continued expenses until either the migration or the mutually agreed to extension is completed, or ISSC shall credit Unisource for any actual and direct savings that ISSC may realize if ISSC can delay the installation of the Restructured Business Platform or redeploy and/or otherwise use the Projects Development Group, whichever occurs.

    B. Data Network
       ------------

       1. Selection

          ISSC will provide Management Services, as described in Schedule E, for the Data Network in the Restructured Business Platform.

       2. Baseline

          ISSC has set aside the amount of money specified in the Supplement under Data Network Baseline for the purchases and payment of Data Network Services for the Restructured Business Platform. ISSC shall pay the Data Network vendor invoices and credit such invoices against the Data Network Baseline. ISSC shall maintain and make available to Unisource, upon Unisource's reasonable request, documentation supporting any credits to the Baseline. In the event this Baseline, as established, requires additional funding to accommodate Unisource's Data Network expenses in any period, then Unisource shall bear any and all financial responsibility for any expenses in excess of the Baseline.

          a. Baseline Reconciliation

             Beginning on completion of the sixth month following the Commencement Date and at the completion of each three month period thereafter, ISSC shall analyze the actual Data Network Vendor invoice payments as compared to the Data Network Baseline monies available and determine if the Data Network Baseline monies are in excess of the Data Network vendor invoices. If it is felt that the Baseline monies will remain in excess of the vendor invoice amounts ISSC shall notify Unisource and, upon Unisource's request, provide a monthly credit against the Unisource's prorated monthly portion of the Annual Services Charge such that the excess Baseline monies are returned to Unisource; provided, that if the vendor invoices exceed the remaining Baseline monies then ISSC will stop the monthly credit sufficient to cover the vendor invoices.


                                 June 29, 1994
ISSC/Unisource Confidential   Schedule J Amendment No. 1          Page 5 of 20

          b. Future Option

             If at any time during the Term Unisource desires to pay its data communications invoices directly, ISSC shall:

             1) submit such invoices to Unisource for payment within a
                reasonable period of time prior to the due date or, if a discount for early payment is given, the date on which Unisource may pay such invoice with a discount; and

             2) reduce the monthly Services Charges for each month after
                Unisource's request by one-twelfth of the Data Network Baseline for the applicable Contract Year.

    C. AD/M Services
       -------------

       The Parties have agreed that they will use full time equivalent ("FTE") person-years to measure the quantity of AD/M Services delivered by ISSC to Unisource. An FTE equals XXXX (exclusive of XXXX, XXXX or other XXXX) of AD/M Services per year or XXXX hours per month. ISSC will document in the XXXX the criteria and procedures to be used by ISSC in determining which personnel can charge hours against the AD/M Services Baseline and which types of activities will be chargeable against such Baseline.

       The quantity of FTEs included in the Annual Services Charge is specified in the AD/M Services Baseline in the Supplement.

       Not less than annually, the Parties will conduct a strategic planning session during which Unisource's Applications Maintenance and enhancement/development projects will be reviewed, prioritized and AD/M Services resources allocated according to the mutually agreed upon AD/M schedule. In addition, the Parties will review the AD/M Core Skills Group quantity and skills mix and mutually agree upon the required changes, if any, to provide support for the upcoming year(s) and adjust the Baseline accordingly. The Parties have agreed that the initial AD/M Core Skills Group quantity will be XXXX of the AD/M Services Baseline quantity. The results of the strategic planning sessions and other Unisource AD/M forecasts will determine AD/M Services resource deployment and will be the basis for determining ARCs or RRCs, if any.

       1. AD/M Services ARC Rates

          The ARC Rate for AD/M Services will reimburse ISSC for the additional personnel, workstations and AD/M software tools necessary to support ISSC's delivery of AD/M Services resources in excess of the AD/M Services Baseline. The AD/M Services ARC Rate is set forth in the Supplement.

       2. Planned AD/M Services Requirements

          Unisource shall provide ISSC with its forecasted AD/M Services resource requirements at least XXXX days prior to the time such resources are required. In the event that Unisource does not provide AD/M Services forecast within XXXX days then the AD/M Services that ISSC will make available to Unisource will be the Baseline quantity set forth in the Supplement for that period.

          a. ARCs

             If the forecasted AD/M Services require resources in excess of the AD/M Services Baselines and Unisource anticipates using such additional resources for a minimum of one year, ISSC shall provide such AD/M Services resources at the Annual AD/M Services ARC Rate; otherwise, ISSC shall provide such additional resources at the Hourly AD/M Services ARC Rate. The ARC Rates for Annual and Hourly AD/M Services are specified in the Supplement.

          b. RRCs

             If the forecasted AD/M Services require resources less than the AD/M Services Baselines and such reduction does not reduce the available AD/M Services resources below the AD/M Core Skills Group then ISSC shall provide Unisource an RRC equal to XXXX of the applicable AD/M Services ARC Rate times the amount of reduction in each category, annual or hourly. RRCs are applicable to AD/M Services reductions less than the AD/M Services Baseline but greater than the AD/M Core Skills Group. RRCs for any given month will only be given in whole person-months in order that ISSC may otherwise use such AD/M Services resources for that period.

       3. Unplanned AD/M Services Requirements

          If Unisource requires AD/M Services resources in addition to the planned AD/M Services resources referenced above and requests such resources with less than XXXX days prior written notification, ISSC shall provide these AD/M Services resources within five business days of such request at the Annual and Hourly ARC Rates set forth in the Supplement plus XXXX.


                                 June 29, 1994
ISSC/Unisource Confidential   Schedule J Amendment No. 1          Page 6 of 20

       4. Alternate AD/M Services Metric

          a. Function Points

             During the migration to the Restructured Business Platform, the Parties will review the feasibility of using a Function Point or other metric as the methodology for measuring the functional output of the AD/M Services rather than the labor-hour input. The following describes how the Parties will implement such a methodology:

             1) Subject to reaching mutual agreement on the details of the methodology for applying the Function Point metric, the Parties will use the Function Point metric as the metric to measure the functional output for the AD/M Services performed by the FTEs which will be counted using the procedures described in the International Function Point Users Group ("IFPUG") Function Point Counting Practices Manual, release 3.2 (and any subsequent releases). ISSC will also conduct appropriate training seminars for Unisource personnel on the Function Point metric before implementation of such methodology.

             2) Prior to adopting the Function Point metric, the Parties will develop a mutually agreed upon methodology for using the Function Point metric to measure the AD/M Services functional output provided by ISSC to Unisource each year during the remainder of the Term and will develop an AD/M Services Baseline expressed in Function Points to replace the AD/M Services FTE Baseline. Such Baseline will represent the functional output of the AD/M Services FTEs provided during the period prior to the conversion to Function Points, measured using data from mutually agreed to representative Unisource projects performed during such period. "Total Net Function Points" delivered by ISSC during this period will be calculated as follows:

                Total Net Function Points for AD/M Services Baseline (Year ?) =

                  FTE Baseline x Total FPs Delivered x FTE Baseline (Year ?)
                  ------------                         ---------------------
                  FTEs Delivered                       FTE Baseline

                Where:

                FTE Baseline           =    The FTE Baseline for the period
                                            during which the Function Point
                                            conversion is measured.

                FTEs Delivered         =    The actual number of FTEs doing work
                                            during the period measured.

                Total FPs Delivered    =    The number of Functions Points
                                            delivered by the AD/M Services
                                            Personnel during the period measured
                                            normalized to period Function
                                            Points.

                FTE Baseline (Year ?)  =    The number of Baseline FTEs for the
                                            future year being converted to
                                            Function Points.

             3) The Function Point ARC Rate will be a rate per Function Point of work produced and will be based on the actual AD/M Services costs and productivity of the AD/M Services staff prior to the migration to the Restructured Business Platform.

          b. Other AD/M Services Metric and Methodology

             The Parties agree that, if it is mutually determined that an alternative to the FTE or Function Point metric and methodology better measures the functional output of AD/M Services, then such alternative metric and methodology shall be adopted.

      The Supplement would be updated to reflect such changes and the revised Supplement distributed to the Parties.

V.  Baseline Adjustments

    The Parties understand that Unisource's predicted AD/M Services resources requirements, while based on the best knowledge available, may be subject to significant variation as a result of unexpected growth or reduction in its business and that such resource variations may place Unisource in the position of incurring ARCs or RRCs. Realizing Unisource's intent and concern, the Parties have agreed to the following Baseline adjustment methodology.

    In the event that Unisource's use of the resources provided under this Agreement increases, ("Change"), or, if in Unisource's judgement, Unisource's use of such resource(s) will Change and such Change is expected to continue for the foreseeable future, then Unisource may elect to have ISSC set the AD/M Services Baseline to


                                 June 29, 1994
ISSC/Unisource Confidential   Schedule J Amendment No. 1          Page 7 of 20
the new actual or anticipated resource usage level and adjust the Annual Services Charge ("ASC") as described below.

     A.   Increased Resource Usage
          ------------------------
          If Unisource increases its usage of any AD/M Services resource(s) and/or elects to exercise its option of setting the Baseline to an increased resource usage level, ISSC shall, with XXXX prior written notice and a one year minimum commitment to the new Baseline from Unisource, set the Baseline to the new resource usage level and increase the Annual Services Charge, prorated to the month the adjustment is made. The Annual Services Charge will be increased by XXXX of the annual ARC Rate multiplied by the number of Resource Units that the Baseline has been increased.

               New ASC = ASC + (RUs (greater than) Baseline x ARC Rate x XXXX)

          For example, if the monthly prorated portion of the Annual Services Charge is $3,400,000.00, the AD/M Services Baseline is 20 FTEs, the annual ARC Rate is $200,000.00 per FTE and the growth is 2 FTEs, then the new monthly ASC will be:

             $3,400,000.00 + {2 FTEs x (($200,000.00 (divided by) 12) x XXXX)}
             = New ASC.
             $3,400,000.00 + {2 FTEs x ($16,666.67 x XXXX)} = New ASC
             $3,400,000.00 + {2 FTEs x $XXXX} = New ASC
             $3,400,000.00 + $XXXX = $3,4XXXX

          Per the above example, all future monthly prorated ASCs will be increased by XXXX and all future FTE Baselines will be increased by XXXX The Supplement would be updated to reflect such changes and the revised Supplement distributed to the Parties.

     B.   Reduced Resource Usage
          ----------------------

          If Unisource reduces its usage of any AD/M Services resource(s) and/or elects to exercise its option of setting the Baseline to a new reduced resource usage level, ISSC shall, upon XXXX prior written notice and a one year commitment to the new Baseline from Unisource, set the Baseline to the new resource usage level and reduce the Annual Services Charge, prorated to the month the adjustment is made. The Annual Services Charge will be reduced by XXXX of the ARC Rate multiplied by the number of Resource Units that the Baseline is being reduced.

               New ASC = ASC - {(Baseline - New Baseline) x ARC Rate x XXXX}

          For example, if the monthly prorated portion of the Annual Services Charge is $3,400,000.00, the monthly AD/M Services Baseline is 20 FTEs, the annual ARC Rate is $200,000.00 per FTE and the resource reduction is 3 FTEs, then the new monthly ASC will be:

               $3,400,000.00 + {((20 FTEs - 17 FTEs) x ($200,000.00 (divided by
               12) x XXXX)} = New ASC
               $3,400,000.00 + {3 FTEs x ($16,666.67 x XXXX)} = New ASC
               $3,400,000.00 + {3 FTEs x $XXXX} = New ASC
               $3,400,000.00 + $XXXX = $XXXX

          All future monthly prorated ASCs would be decreased by $XXXX and all future monthly AD/M Services Baselines would be decreased by 3 FTEs.

     C.   Previously Calculated/Paid ARCs and RRCs
          ----------------------------------------
          Previously calculated or paid ARCs or RRCs shall not be affected by any Baseline adjustment under this Section.

VI.  Transition Projects

     A.   Consulting and Management Services
          ----------------------------------

          Beginning on the Commencement Date, ISSC will provide personnel resources with consulting level skills to perform specific tasks such as Business Process Reengineering. Organizational Change Management and Transition Management Assistance as well as project management skills for other Schedule N Projects.

          1.   Services Contained in the Annual Services Charge

               Included in the Annual Services Charge are the level of consulting skill resources specified in the Supplement under Consulting and Management Services Baseline. The Baseline resources are expressed in FTEs as defined in Section IV.C of this Schedule. The Consulting and Management Services Baseline resources.


                                        June 29, 1994
ISSC/Unisource Confidential       Schedule J Amendment No.1         Page 8 of 20

          a. are dedicated to specific Projects during the migration to the Restructured Business Platform and can not be reassigned without approved Change Requests pursuant to Schedule H; and

          b. will, after the migration to the Restructured Business Platform, be assigned to Projects as directed by Unisource during the annual strategic planning period.

       2. Additional Resource Charges

          Additional Consulting and Management Services resources over the Baseline quantity are available upon XXXX prior notification and payment of Additional Resources Charges at the applicable ARC Rate.

       3. Reduced Resource Credits

          In the event that ISSC does not use all the resources provided under the Consulting and Management Services Baseline in performance of the projects and Unisource does not use or decides not to use the Consulting and Management Services and provides ISSC XXXX prior written notice of such intent not to use such resources, then ISSC will make such unused resources available to Unisource during years XXXX through XXXX of the Agreement; provided, that Unisource provides ISSC XXXX prior written notice of its intent to use such resources prior to using such resources during years XXXX through XXXX.

    B. New Projects Development
       ------------------------

       Beginning on the Commencement Date, ISSC will provide personnel resources with development skills to plan, design, code, test, document, install the North American Distribution, National Accounts, Executive Information, Market Intelligence and Electronic Data Interchange Systems.

       1. Services Contained in the Annual Services Charge

          Included in the Annual Services Charge are the level of development resources specified in the Supplement under New Projects Development Baseline. The Baseline resources are expressed in FTEs as defined in
          Section IV.C of this Schedule. The New Projects Development Baseline resources are dedicated to specific Projects during the migration to the Restructured Business Platform and can not be reassigned without approved Change Requests pursuant to Schedule H.

          The training of Unisource's users on the above projects is not included in the New Projects Development Baseline but are included in the Annual Services Charge and the training modules are specified in each Project description listed in Schedule N. Additionally, the resources to perform on-going maintenance and enhancements to the Projects developed hereunder once installed in the production environment are not included in the New Projects Development Baseline, but are included under the AD/M Services Baseline described in Section IV.C of this Schedule.

       2. Additional Resource Charges

          Additional New Projects Development resources over the Baseline quantity are available upon XXXX prior notification and payment of Additional Resources Charges at the applicable AD/M Services ARC Rate.

       3. Reduced Resource Charges

          If ISSC, after receiving, analyzing and allocating New Projects Development resources to specific projects, has any uncommitted resources such resources will be held in reserve by ISSC until the completion of migration to the New Business Platform for allocation to new Unisource requirements arising during the performance of the Projects. If, at the end of the migration to the Restructured Business Platform, there are unused New Projects Development resources then ISSC will, at Unisource's direction provide either a Reduced Resource Credit equal to XXXX of the applicable AD/M Services ARC Rate or defer the unused resources and allocate to AD/M Services Baselines for future years.

       4. Planned New Projects Baseline Changes

          Upon XXXX days notice and commitment to the new Baseline quantity for the XXXX of the migration to the Restructured Business Platform or XXXX months, whichever is greater, Unisource may increase or decrease the New Projects Development Baseline and the Annual Services Charges at XXXX of the applicable AD/M Services ARC Rate pursuant to Section V of this Schedule: provided, however, that RRCs for New Projects Development resources will not be provided for XXXX after the XXXX of the XXXX to the XXXX XXXX XXXX.


                                 June 29, 1994
ISSC/Unisource Confidential   Schedule J Amendment No. 1          Page 9 of 20

       5. Resource Shifting

          Unisource may, upon XXXX prior written notice, request to divert future New Projects Development resources to perform work on current Projects and there will be no additional costs for such diversion until and unless New Projects Development resources are needed to complete the future Projects from which the resources were diverted. The future New Projects Development resources will be provided at XXXX the then current applicable AD/M Services ARC Rate.

          Unisource may, as a result of the Annual Planning Session and upon XXXX prior notice, request ISSC to delay a Project for a specified period of time and ISSC will redeploy or otherwise use such resources during the period of delay and make the appropriate resources available when the Project restarts at no additional expense to Unisource.

       6. Project Resource Risk Sharing

          ISSC has allocated specific levels of New Projects Development resources to the Applications Development Projects, XXXX (XXXX), XXXX
          (XXXX), XXXX (XXXX), XXXX (XXXX), and XXXX (XXXX), all as described in Schedule N. The total New Projects Development resource for all of the Projects named above is specified under the New Projects Development Baseline in the Supplement and this Baseline is further subdivided into the XXXX Baseline, the XXXX Baseline and the Other Baseline, which is the resource allocated to XXXX, XXXX and XXXX combined.

          ISSC has provided as accurate an estimate of the amount of New Projects Development resources required to provide the IT functions required to support Unisource's business processes as is possible with the limited business requirements provided by Unisource. At such time as Unisource provides the IT requirements necessary to support its Restructured Business Platform, ISSC will analyze such requirements against the basic functions provided by the XXXX program package and will provide Unisource a commitment as to the New Projects Development resources and implementation schedule for each Project listed above. Upon Unisource's acceptance and approval pursuant to Section 4.05 of the Agreement, ISSC shall commit to the resources and schedule and such commitment will be fixed unless Unisource requests changes in the committed deliverables or adds additional business requirements. If Unisource requests changes in the committed deliverables or adds additional business requirements for a Project after ISSC has provided its initial commitment of New Projects Development resources, schedule and price, then ISSC will provide a separate resource commitment, schedule and fixed price and, upon Unisource's approval, commit the additional resources and the price will be in addition to the price(s) for the previous resource commitment(s).

          Both ISSC and Unisource have been diligent in supplying requirements and estimates and both realize that the resource estimates set forth in the New Projects Development Baseline will vary by some amount when Unisource's actual business estimates are known and sized and there is risk that the amount of variance may be significant. In the event that there is significant variance between the New Projects Development resource set forth in the Supplement under the New Projects Baseline and the actual New Projects Development resources necessary to perform the Projects as determined by ISSC's reviewing and analyzing of the actual business requirements, then ISSC and Unisource will share the affects of such risk as follows:

          a. If the actual resources to complete a Project(s) exceeds its (their) applicable Baseline by XXXX or XXXX, then ISSC shall provide the additional New Projects Development resources at XXXX of the applicable AD/M Services ARC Rate.

          b. If the actual resources to complete a Project(s) exceeds its (their) applicable Baseline by more than XXXX but not more than XXXX, then ISSC shall provide the additional New Projects Development resources for the initial XXXX variance at XXXX of the applicable AD/M Services ARC Rate and resources for that portion of the variance between XXXX and XXXX at XXXX of the applicable AD/M Services ARC Rate.

          c. If the actual resources to complete a Project(s) exceeds its (their) applicable Baseline by more than XXXX then ISSC shall provide the additional New Projects Development resources for the initial XXXX variance XXXX of the applicable AD/M Services ARC Rate, the resources for that portion of the variance between XXXX and XXXX at XXXX of the applicable AD/M Services ARC Rate and Unisource shall pay the AD/M Services ARC Rate it would otherwise qualify for under Sections VI.B.2 and 3 above for the portion of the variance above XXXX.

    C. XXXX XXXX
       ---------

       Set forth in the Supplement under Warehouse Management ARC Rates are fixed fees for installing the Warehouse Management System described in Section N-6 of Schedule N. The Warehouse Management ARC Rate consists of both a one-time installation charge which provides the hardware, software, con-


                                 June 29, 1994
ISSC/Unisource Confidential   Schedule J Amendment No. 1          Page 10 of 20
        nection and interface to the Restructured Business Platform, installation and training of XXXX personnel (the "XXXX") and on-going hardware and Software maintenance, management and support, (the "XXXX").

        Unisource is not obligated to exercise its options under the XXXX Project, however, if Unisource does elect to install XXXX in any of its XXXX but does not install XXXX in the minimum number specified for Phase 1 installation (XXXX XXXX with XXXX having XXXX capability), then Unisource shall reimburse ISSC for the unrecovered costs for the New Projects Development and Project Management expenses ISSC has amortized over the Phase 1 installations.

        Additional New Projects Development resources are available and will be provided pursuant to Section VI.B of this Schedule J.

     D. XXXX System
        -----------

        Set forth in the Supplement under XXXX ARC Rates are fixed fees for installing the XXXX System described in Section N-7 of Schedule N. The XXXX ARC Rate consists of both a one-time installation charge which provides the hardware, Software, connection and interface to the Restructured Business Platform, installation and training of XXXX personnel (the "XXXX Installation") and an ongoing monthly charge for hardware and Software maintenance, management and support, (the "XXXX Maintenance").

        Unisource is not obligated to exercise its options under the XXXX Project, however, if Unisource does elect to install XXXX in any of its XXXX but does not install XXXX in the minimum number specified for Phase 1 installation (XXXX XXXX), then Unisource shall reimburse ISSC for the unrecovered costs for the New Projects Development and Project Management expenses ISSC has amortized over the Phase 1 installations. XXXX for a XXXX must be done in conjunction with the XXXX at the same XXXX.

        Additional New Projects Development resources are available and will be provided pursuant to Section VI.B of this Schedule J.

      FTE resource allocation against the Baseline quantity will be reconciled against actual hours on a semi-annual bases and adjustments made, as appropriate, at that time. Use of baseline resources associated with reruns attributed to failures caused by ISSC or its subcontractor's, will not be chargeable against the baseline.

VII.  Monthly Resource Reporting

      Monthly resource utilization will be reported against respective baselines.

VIII. Cost of Living Adjustment ("COLA") Example

      COLA is calculated and applied on a calendar year basis and on a prospective basis, e.g., the actual inflation for year 1994 will determine the COLA for 1995. Following is an example for calculating the COLA for years beginning January 1, 1995:

      A. Protection Index
         ----------------

         The inflation sensitive portions of the Annual Services Charges and ARC Rates have been uplifted by the protection factor, XXXX, compounded annually for each year of the Term. The base year, December of the year preceding the Commencement Date (December 1993), CPI-U is also uplifted by the protection factor, compounded annually for each year of the Term, and is set forth in the Supplement for use in calculating COLA for future years. As an example if the CPI-U for December 1993 is XXXX then the Protection Index appearing in the Supplement would be as follows:

                BASE   1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
Protection
Index           XXXX   XXXX   XXXX   XXXX   XXXX   XXXX   XXXX   XXXX   XXXX   XXXX   XXXX


                                     June 29, 1994
ISSC/Unisource Confidential     Schedule J Amendment No. 1        Page 11 of 20

    B. Actual Inflation
       ----------------

       For each year of the Term the actual December CPI-U is compared to the Protection Index set forth in the Supplement to determine if the actual inflation is greater than the Protection Index. If the actual CPI-U is equal to or less than the Protection Index for that year then no COLA is due for the upcoming year. However, if the actual CPI-U is greater than the Protection Index for that year then COLA will be applied to the Annual Services Charges and ARCs less RRCs due ISSC for each month of the upcoming year. For example purposes we will assume that the actual CPI-Us for December of each of the first few years are:

                BASE   1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
Actual CPI-U    144.80 149.02 154.33 158.03 163.50

    C. COLA Factor
       -----------

       COLA for any given year is equal to the Cola Factor times the monies due ISSC (ASC plus ARCs less RRCs) for each month of the year during which actual inflation is greater than the Protection Index. The COLA Factor is calculated as follows:

                COLA Factor = {((Actual Inflation - Protection Index) (divided
                              by) Protection Index) x 0.65}

       Where:

                Actual Inflation  =  The CPI-U for December preceding the
                                     calendar year for which COLA is being
                                     calculated.

                Protection Index  =  The Protection Index for the calendar year preceding the calendar year for which COLA is being calculated.

                XXXX              =  The portion of the Charges that are
                                     inflation sensitive.

    D. COLA Calculation
       ----------------

       As you can see from the examples above there will be no COLA for calendar years 1995 and 1997 as the actual inflation for their preceding years is less than the inflation protection factored in the charges, i.e., Decembers 1994 and 1996 CPI-Us (149.02 and 158.03) are less than their respective Protection Indices (149.14 and 158.23). However, there will be COLA due for calendar years 1996 and 1998 as the actual inflation for their preceding years is greater than the inflation protection factored in the charges, i.e., Decembers 1995 and 1997 (154.33 and 163.50) are greater than their respective Protection Indices (153.62 and 162.97).

       To determine the COLA for February of 1996 where the monthly prorated portion of the ASC for February is $2,900,000 and there are Consulting and Management Services ARCs of $80,000 due for that month and AD/M Services RRCs of $36,000 due Unisource for that same month then the COLA monies due in addition to the charges will be:

                COLA = {(ASC + ARCs - RRCs) x COLA Factor}
                COLA = {(($2,900,000 + $80,000 - $36,000) x (154.33 - 153.62)
                       (divided by) 153.62) x XXXX}
                COLA = $2,944,000 x {(0.71 (divided by) 153.62) x XXXX}
                COLA = $2,944,000 x (0.0046 x XXXX)
                COLA = $2,944,000 x XXXX
                COLA = XXXX

       The COLA for each month of each year in which COLA is due is calculated as above substituting the appropriate monthly monies and yearly COLA Factors.

IX. XXXX Incentive

    The Parties have agreed that ISSC will be eligible for a XXXX in contract years XXXX through XXXX if XXXX achieves XXXX XXXX objectives, ("XXXX Incentive"). The basis for calculating the XXXX Incentive will be the XXXX of XXXX Business XXXX XXXX XXXX XXXX XXXX determined on a XXXX (exclusive of XXXX items such as XXXX on XXXX, etc.) to XXXX XXXX annual XXXX.

                XXXX Incentive = XXXX XXXX XXXX XXXX (divided by) XXXX

    If XXXX for Unisource's XXXX ending XXXX equals or exceed XXXX when calculated according to the formula above, then ISSC will receive the XXXX set forth in the XXXX under Performance XXXX. The actual amount of the incentive payment will depend on the XXXX from the above XXXX and ISSC's maximum XXXX Incentive will be reached when the XXXX.


                                 June 29, 1994
ISSC/Unisource Confidential   Schedule J Amendment No. 1          Page 12 of 20

    The XXXX Incentive calculation will be done and the payout made to ISSC prior to XXXX of the XXXX during which the calculation is made and XXXX. The XXXX Incentive payments are for XXXX for the XXXX to when the XXXX are XXXX and XXXX are not affected in any way by the then XXXX. The amount of the XXXX Incentive will be XXXX as a XXXX during the year for which the XXXX Incentive is XXXX.

X.  Financial Responsibilities Matrices

    The attached Financial Responsibilities matrices further define the roles and responsibilities of the Parties during the Current and the Restructured Business Platform Environments.


                                 June 29, 1994
ISSC/Unisource Confidential   Schedule J Amendment No. 1          Page 13 of 20

                                  Schedule J
                   ISSC Charges, Measures of Utilization and
                          Financial Responsibilities

                      FINANCIAL RESPONSIBILITIES MATRICES
                              CURRENT ENVIRONMENT

- ----------------------------------------------------------------------------------------------------
                                                                                    RESPONSIBILITY
                  FINANCIAL                                                       ------------------
                                                                                  ISSC     Unisource
- ----------------------------------------------------------------------------------------------------
Annual Services Charge                                                                         X
- ----------------------------------------------------------------------------------------------------
Additional Resource Charges (subject to Baselines & Rates in Supplement)                       X
- ----------------------------------------------------------------------------------------------------
Reduced Resource Charges (subject to Baselines & Rates in Supplement)              X
- ----------------------------------------------------------------------------------------------------
Cost of Living Adjustment charges (subject to the Protection Index in
Supplement)
- ----------------------------------------------------------------------------------------------------
 -- XXXX of amount in excess of Protection Index (XXXX Unisource/ISSC split)                   X
- ----------------------------------------------------------------------------------------------------
Taxes (pursuant to the Agreement)
- ----------------------------------------------------------------------------------------------------
 -- Personal property/use
- ----------------------------------------------------------------------------------------------------
   -- ISSC Machines                                                                X
- ----------------------------------------------------------------------------------------------------
   -- Systems Software                                                                         X
- ----------------------------------------------------------------------------------------------------
   -- Unisource Machines                                                                       X
- ----------------------------------------------------------------------------------------------------
   -- Applications Software                                                                    X
- ----------------------------------------------------------------------------------------------------
   -- End User Machines                                                                        X
- ----------------------------------------------------------------------------------------------------
 -- Excise taxes on Network lines and circuits                                                 X
- ----------------------------------------------------------------------------------------------------
 -- Real estate taxes
- ----------------------------------------------------------------------------------------------------
   -- ISSC owned/leased property                                                   X
- ----------------------------------------------------------------------------------------------------
   -- Unisource owned/leased property                                                          X
- ----------------------------------------------------------------------------------------------------
 -- Future taxes on provision of Services/New Services (sales, use, excise or
 services)                                                                                     X
- ----------------------------------------------------------------------------------------------------
 Termination Charge                                                                            X
- ----------------------------------------------------------------------------------------------------
 Data Center & Data Network Machines
- ----------------------------------------------------------------------------------------------------
 -- Leases*                                                                                    X
- ----------------------------------------------------------------------------------------------------
 -- Operations                                                                     X
- ----------------------------------------------------------------------------------------------------
 -- Maintenance*                                                                               X
- ----------------------------------------------------------------------------------------------------
 -- Upgrades*                                                                                  X
- ----------------------------------------------------------------------------------------------------
 -- Replacements*                                                                              X
- ----------------------------------------------------------------------------------------------------
 -- Depreciation                                                                               X
- ----------------------------------------------------------------------------------------------------
 -- Moves, Adds, & Changes                                                                     X
- ----------------------------------------------------------------------------------------------------
 -- ISSC initiated moves                                                           X
- ----------------------------------------------------------------------------------------------------
 Unisource owned equipment (depreciation)                                                      X
- ----------------------------------------------------------------------------------------------------

NOTE: ISSC will provide the above services to the extent they are being provided by In-Scope Personnel at each Data Center as of the Commencement Date.

      .  For monies in excess of the Unisource Service locations Upgrades
         Baseline.


                                 June 29, 1994
ISSC/Unisource Confidential   Schedule J Amendment No. 1          Page 14 of 20

                      FINANCIAL RESPONSIBILITIES MATRICES
                              CURRENT ENVIRONMENT

- ----------------------------------------------------------------------------------------------------
                                                                                    RESPONSIBILITY
                  FINANCIAL (cont.)                                               ------------------
                                                                                  ISSC     Unisource
- ----------------------------------------------------------------------------------------------------
 DEC/VAX/IIP/BULL/DATA GENERAL/IBM/UNISYS/ETC.
- ----------------------------------------------------------------------------------------------------
 -- Leases*                                                                                    X
- ----------------------------------------------------------------------------------------------------
 -- Operations                                                                     X
- ----------------------------------------------------------------------------------------------------
 -- Maintenance*                                                                               X
- ----------------------------------------------------------------------------------------------------
 -- Upgrades*                                                                                  X
- ----------------------------------------------------------------------------------------------------
 -- Replacements*                                                                              X
- ----------------------------------------------------------------------------------------------------
 Systems Software
- ----------------------------------------------------------------------------------------------------
 -- License/maintenance fees*                                                                  X
- ----------------------------------------------------------------------------------------------------
 -- Operations                                                                     X
- ----------------------------------------------------------------------------------------------------
 -- Upgrades*                                                                                  X
- ----------------------------------------------------------------------------------------------------
 -- Replacements*                                                                              X
- ----------------------------------------------------------------------------------------------------
 Applications Software
- ----------------------------------------------------------------------------------------------------
 -- Upgrades installed by ISSC                                                     X
- ----------------------------------------------------------------------------------------------------
 -- License/maintenance fees*                                                                  X
- ----------------------------------------------------------------------------------------------------
 -- Operations                                                                     X
- ----------------------------------------------------------------------------------------------------
 -- Maintenance/Development (In Scope Personnel)                                   X
- ----------------------------------------------------------------------------------------------------
 -- Additional Resource Charges (AD/M Services (greater than) In Scope Personnel)              X
- ----------------------------------------------------------------------------------------------------
 -- Replacements                                                                               X
- ----------------------------------------------------------------------------------------------------
 Microfiche/microfilm
- ----------------------------------------------------------------------------------------------------
 -- Creation                                                                                   X
- ----------------------------------------------------------------------------------------------------
 -- Distribution costs                                                                         X
- ----------------------------------------------------------------------------------------------------
 Print
- ----------------------------------------------------------------------------------------------------
 -- Creation (Data Center)                                                         X
- ----------------------------------------------------------------------------------------------------
 -- Creation (outside Data Center)                                                             X
- ----------------------------------------------------------------------------------------------------
 -- Distribution costs (existing distribution points)                              X
- ----------------------------------------------------------------------------------------------------
 Network locations lines/circuits
- ----------------------------------------------------------------------------------------------------
 -- Existing on Commencement Date (as specified in schedule)                                   X
- ----------------------------------------------------------------------------------------------------
 -- Upgrades due to capacity                                                                   X
- ----------------------------------------------------------------------------------------------------
 -- Additional Data Network locations                                                          X
- ----------------------------------------------------------------------------------------------------
 -- Discontinuances - credit applicable on-going monthly charges                               X
- ----------------------------------------------------------------------------------------------------
 -- Carrier charges                                                                            X
- ----------------------------------------------------------------------------------------------------

NOTE: ISSC will provide the above services to the extent they are being provided by In-Scope Personnel at each Data Center as of the Commencement Date.

      . ISSC shall operate the Software in accordance with the Licenses granted pursuant to Section 4.02 and Article 16 of the Agreement.


                                 June 29, 1994
ISSC/Unisource Confidential   Schedule J Amendment No. 1          Page 15 of 20

                      FINANCIAL RESPONSIBILITIES MATRICES
                              CURRENT ENVIRONMENT

- ----------------------------------------------------------------------------------------------------
                                                                                    RESPONSIBILITY
                  FINANCIAL (cont.)                                               ------------------
                                                                                  ISSC     Unisource
- ----------------------------------------------------------------------------------------------------
 LAN server
- ----------------------------------------------------------------------------------------------------
 -- Equipment/server software                                                                  X
- ----------------------------------------------------------------------------------------------------
 -- Existing equipment depreciation                                                            X
- ----------------------------------------------------------------------------------------------------
 LANs/servers equipment and software
- ----------------------------------------------------------------------------------------------------
 -- Vendor maintenance contracts                                                               X
- ----------------------------------------------------------------------------------------------------
 Cabling/wiring (data/LAN)
- ----------------------------------------------------------------------------------------------------
 -- Remote sites                                                                               X
- ----------------------------------------------------------------------------------------------------
 All End User Machines
- ----------------------------------------------------------------------------------------------------
 -- Additions                                                                                  X
- ----------------------------------------------------------------------------------------------------
 -- Maintenance                                                                                X
- ----------------------------------------------------------------------------------------------------
 -- Upgrades                                                                                   X
- ----------------------------------------------------------------------------------------------------
 -- Replacements                                                                               X
- ----------------------------------------------------------------------------------------------------
 -- Moves, Adds & Changes                                                                      X
- ----------------------------------------------------------------------------------------------------
 Disaster Recovery                                                                             X
- ----------------------------------------------------------------------------------------------------
 Miscellaneous charges
- ----------------------------------------------------------------------------------------------------
 -- Required Consents (see Section 19.02 of the Agreement)                         X
- ----------------------------------------------------------------------------------------------------
 -- Required Consents (see Section 19.01 of the Agreement)                                     X
- ----------------------------------------------------------------------------------------------------
 -- Facilities (ISSC space)                                                        X
- ----------------------------------------------------------------------------------------------------
 -- Facilities (Unisource space)                                                               X
- ----------------------------------------------------------------------------------------------------
 -- Mailroom, messenger, courier (other than In Scope Personnel performing
 such functions)                                                                               X
- ----------------------------------------------------------------------------------------------------
 -- Paper forms, printer paper & microfiche                                                    X
- ----------------------------------------------------------------------------------------------------
 -- Data Center Machine supplies                                                               X
- ----------------------------------------------------------------------------------------------------
 -- Unisource office supplies                                                                  X
- ----------------------------------------------------------------------------------------------------
 -- End User office supplies, paper, forms, etc.                                               X
- ----------------------------------------------------------------------------------------------------
 -- ISSC office supplies                                                           X
- ----------------------------------------------------------------------------------------------------
 -- Travel for ISSC employees                                                      X
- ----------------------------------------------------------------------------------------------------

NOTE: ISSC will provide the above services to the extent they are being provided by In-Scope Personnel at each Data Center as of the Commencement Date.


                                 June 29, 1994
ISSC/Unisource Confidential   Schedule J Amendment No. 1          Page 16 of 20

                      FINANCIAL RESPONSIBILITIES MATRICES
                                XXXX XXXX XXXX

- ----------------------------------------------------------------------------------------------------
                                                                                    RESPONSIBILITY
                  FINANCIAL                                                       ------------------
                                                                                  ISSC     Unisource
- ----------------------------------------------------------------------------------------------------
Annual Services Charge                                                                         X
- ----------------------------------------------------------------------------------------------------
Additional Resource Charges (subject to Baselines & Rates in Supplement)                       X
- ----------------------------------------------------------------------------------------------------
Reduced Resource Credits (subject to Baselines & Rates in Supplement)              X
- ----------------------------------------------------------------------------------------------------
Cost of Living Adjustment charges (subject to the Protection Index in
Supplement)
- ----------------------------------------------------------------------------------------------------
 -- XXXX of amount in excess of Protection Index (XXXX Unisource/ISSC split)                   X
- ----------------------------------------------------------------------------------------------------
Taxes (pursuant to the Agreement)
- ----------------------------------------------------------------------------------------------------
 -- Personal property/use
- ----------------------------------------------------------------------------------------------------
   -- ISSC Machines                                                                X
- ----------------------------------------------------------------------------------------------------
   -- Systems Software                                                             X
- ----------------------------------------------------------------------------------------------------
   -- Unisource Machines                                                                       X
- ----------------------------------------------------------------------------------------------------
   -- Applications Software                                                        X
- ----------------------------------------------------------------------------------------------------
   -- End User Machines (not part of the Restructured Business Platform)                       X
- ----------------------------------------------------------------------------------------------------
   -- End User Machines (part of the Restructured Business Platform)               X
- ----------------------------------------------------------------------------------------------------
 -- Excise taxes on Network lines and circuits                                     X
- ----------------------------------------------------------------------------------------------------
 -- Real estate taxes
- ----------------------------------------------------------------------------------------------------
   -- ISSC owned/leased property                                                   X
- ----------------------------------------------------------------------------------------------------
   -- Unisource owned/leased property                                                          X
- ----------------------------------------------------------------------------------------------------
 -- Future taxes on provision of Services/New Services (sales, use, excise or
 services)                                                                                     X
- ----------------------------------------------------------------------------------------------------
 Termination Charge                                                                            X
- ----------------------------------------------------------------------------------------------------
 Data Center Machines
- ----------------------------------------------------------------------------------------------------
 -- Leases (as specified in schedule F)                                            X
- ----------------------------------------------------------------------------------------------------
 -- Operations                                                                     X
- ----------------------------------------------------------------------------------------------------
 -- Maintenance                                                                    X
- ----------------------------------------------------------------------------------------------------
 -- Upgrades                                                                       X
- ----------------------------------------------------------------------------------------------------
 -- Replacements                                                                   X
- ----------------------------------------------------------------------------------------------------
 Data Network Machines
- ----------------------------------------------------------------------------------------------------
 -- Leases                                                                         X
- ----------------------------------------------------------------------------------------------------
 -- Operations                                                                     X
- ----------------------------------------------------------------------------------------------------
 -- Maintenance                                                                    X
- ----------------------------------------------------------------------------------------------------
 -- Upgrades                                                                       X
- ----------------------------------------------------------------------------------------------------
 -- Replacements                                                                   X
- ----------------------------------------------------------------------------------------------------
 -- Depreciation                                                                   X
- ----------------------------------------------------------------------------------------------------
 -- Moves, Adds, and Changes                                                       X
- ----------------------------------------------------------------------------------------------------


                                 June 29, 1994
ISSC/Unisource Confidential   Schedule J Amendment No. 1          Page 17 of 20

                      FINANCIAL RESPONSIBILITIES MATRICES
                                XXXX XXXX XXXX

- ----------------------------------------------------------------------------------------------------
                                                                                    RESPONSIBILITY
                  FINANCIAL (cont.)                                               ------------------
                                                                                  ISSC     Unisource
- ----------------------------------------------------------------------------------------------------
 Unisource owned equipment (depreciation)                                                      X
- ----------------------------------------------------------------------------------------------------
 Legacy equipment/software
- ----------------------------------------------------------------------------------------------------
 -- Leases                                                                                     X
- ----------------------------------------------------------------------------------------------------
 -- Operations                                                                                 X
- ----------------------------------------------------------------------------------------------------
 -- Maintenance                                                                                X
- ----------------------------------------------------------------------------------------------------
 -- Upgrades                                                                                   X
- ----------------------------------------------------------------------------------------------------
 -- Replacements                                                                               X
- ----------------------------------------------------------------------------------------------------
 -- Systems Software                                                                           X
- ----------------------------------------------------------------------------------------------------
 Systems Software (as specified in Schedule B)
- ----------------------------------------------------------------------------------------------------
 -- License/maintenance fees                                                       X
- ----------------------------------------------------------------------------------------------------
 -- Operations                                                                     X
- ----------------------------------------------------------------------------------------------------
 -- Upgrades and new releases per Schedule B (with mutual agreement)               X
- ----------------------------------------------------------------------------------------------------
 Applications Software
- ----------------------------------------------------------------------------------------------------
 -- License/maintenance fees (for Restructured Business Platform Applications)     X
- ----------------------------------------------------------------------------------------------------
 -- Operations                                                                     X
- ----------------------------------------------------------------------------------------------------
 -- Upgrades and new releases (not covered under ISSC Maintenance Agreement)                   X
- ----------------------------------------------------------------------------------------------------
 -- Maintenance/Development (up to the Baseline)                                   X
- ----------------------------------------------------------------------------------------------------
 -- Additional Resource Charges (Development/Maintenance above Baseline)                       X
- ----------------------------------------------------------------------------------------------------
 -- Reduced Resource Credits (to retained Core Skills Group)                       X
- ----------------------------------------------------------------------------------------------------
 -- Replacements                                                                               X
- ----------------------------------------------------------------------------------------------------
 Microfiche/microfilm
- ----------------------------------------------------------------------------------------------------
 -- Creation                                                                                   X
- ----------------------------------------------------------------------------------------------------
 -- Distribution costs                                                                         X
- ----------------------------------------------------------------------------------------------------
 Print
- ----------------------------------------------------------------------------------------------------
 -- Creation (in ISSC Data Center)                                                 X
- ----------------------------------------------------------------------------------------------------
 -- Creation (outside ISSC Data Center)                                                        X
- ----------------------------------------------------------------------------------------------------
 -- Distribution costs (beyond Data Center distribution point)                                 X
- ----------------------------------------------------------------------------------------------------
 Network locations lines/circuits
- ----------------------------------------------------------------------------------------------------
 -- Existing on Commencement Date (as specified in Schedule I)                     X
- ----------------------------------------------------------------------------------------------------
 -- Upgrades due to capacity                                                                   X
- ----------------------------------------------------------------------------------------------------
 -- Additional Data Network locations                                                          X
- ----------------------------------------------------------------------------------------------------
 -- Discontinuances - credit applicable on-going monthly charges                   X
- ----------------------------------------------------------------------------------------------------


                                 June 29, 1994
ISSC/Unisource Confidential   Schedule J Amendment No. 1          Page 18 of 20

                      FINANCIAL RESPONSIBILITIES MATRICES
                                XXXX XXXX XXXX

- ----------------------------------------------------------------------------------------------------
                                                                                    RESPONSIBILITY
                  FINANCIAL (cont.)                                               ------------------
                                                                                  ISSC     Unisource
- ----------------------------------------------------------------------------------------------------
 LAN server (non-host connected)
- ----------------------------------------------------------------------------------------------------
 -- Additional equipment/server software                                                       X
- ----------------------------------------------------------------------------------------------------
 -- Existing equipment depreciation                                                            X
- ----------------------------------------------------------------------------------------------------
 -- Vendor maintenance contracts                                                               X
- ----------------------------------------------------------------------------------------------------
 Cabling/wiring (data/LAN)
- ----------------------------------------------------------------------------------------------------
 -- Remote sites                                                                               X
- ----------------------------------------------------------------------------------------------------
 End User Machines (not part of the Restructured Business Platform)
- ----------------------------------------------------------------------------------------------------
 -- Additions                                                                                  X
- ----------------------------------------------------------------------------------------------------
 -- Upgrades                                                                                   X
- ----------------------------------------------------------------------------------------------------
 -- Maintenance                                                                                X
- ----------------------------------------------------------------------------------------------------
 -- Replacements (exclusive of maintenance)                                                    X
- ----------------------------------------------------------------------------------------------------
 -- Moves, Adds & Changes                                                                      X
- ----------------------------------------------------------------------------------------------------
 End User Machines (part of Restructured Business Platform)
- ----------------------------------------------------------------------------------------------------
 -- Additions (in excess of Schedule R)                                                        X
- ----------------------------------------------------------------------------------------------------
 -- Upgrades                                                                                   X
- ----------------------------------------------------------------------------------------------------
 -- Maintenance                                                                    X
- ----------------------------------------------------------------------------------------------------
 -- Replacements (exclusive of maintenance replacements)                                       X
- ----------------------------------------------------------------------------------------------------
 -- Moves, Adds & Changes                                                                      X
- ----------------------------------------------------------------------------------------------------
 -- Leases (excess of Schedule R)                                                              X
- ----------------------------------------------------------------------------------------------------
 Disaster Recovery
- ----------------------------------------------------------------------------------------------------
 -- up to specified Configuration                                                  X
- ----------------------------------------------------------------------------------------------------
 -- above specified Configuration                                                              X
- ----------------------------------------------------------------------------------------------------


                                 June 29, 1994
ISSC/Unisource Confidential   Schedule J Amendment No. 1          Page 19 of 20

                      FINANCIAL RESPONSIBILITIES MATRICES
                                XXXX XXXX XXXX

- ----------------------------------------------------------------------------------------------------
                                                                                    RESPONSIBILITY
                  FINANCIAL (cont.)                                               ------------------
                                                                                  ISSC     Unisource
- ----------------------------------------------------------------------------------------------------
 Miscellaneous charges
- ----------------------------------------------------------------------------------------------------
 -- Required Consents (see Section 19.01 of the Agreement)                                     X
- ----------------------------------------------------------------------------------------------------
 -- Required Consents (see Section 19.02 of the Agreement)                         X
- ----------------------------------------------------------------------------------------------------
 -- Facilities (Unisource)                                                                     X
- ----------------------------------------------------------------------------------------------------
 -- Facilities (ISSC)                                                              X
- ----------------------------------------------------------------------------------------------------
 -- Mailroom, messenger, courier (Unisource internal)                                          X
- ----------------------------------------------------------------------------------------------------
 -- Mailroom, messenger, courier (ISSC)                                            X
- ----------------------------------------------------------------------------------------------------
 -- Paper forms, printer paper & microfiche (outside ISSC Data Center)                         X
- ----------------------------------------------------------------------------------------------------
 -- Stock forms at ISSC Data Centers                                               X
- ----------------------------------------------------------------------------------------------------
 -- Data Center Machine supplies                                                   X
- ----------------------------------------------------------------------------------------------------
 -- Unisource office supplies                                                                  X
- ----------------------------------------------------------------------------------------------------
 -- End User office supplies, paper, forms, etc.                                               X
- ----------------------------------------------------------------------------------------------------
 -- ISSC office supplies                                                           X
- ----------------------------------------------------------------------------------------------------
 -- Shutdown the displaced centers                                                             X
- ----------------------------------------------------------------------------------------------------
 -- Travel/expenses - ISSC                                                         X
- ----------------------------------------------------------------------------------------------------
 -- Travel/expenses - Unisource                                                                X
- ----------------------------------------------------------------------------------------------------

NOTE: Although Particular items which are out-of-scope are identified in the financial matrix above, there is no intent to imply that items which are not identified are in scope. Those items (Machines, Software, Leases, Licenses, Contracts, etc.) which are in scope will be fully defined in the Schedules to the Agreement.


                                 June 29, 1994
ISSC/Unisource Confidential   Schedule J Amendment No. 1          Page 20 of 20

                   INFORMATION TECHNOLOGY SERVICES AGREEMENT


                                    between


                           UNISOURCE WORLDWIDE, INC.


                                      and


                    INTEGRATED SYSTEMS SOLUTIONS CORPORATION


                            Dated December 22, 1993

                               TABLE OF CONTENTS
                               -----------------

Section                                                                  Page
- -------                                                                  ----

ARTICLE 1.  DEFINITIONS................................................     2
            -----------

ARTICLE 2.  TERM.......................................................     8
            ----
    2.01  Initial Term.................................................     8
          ------------
    2.02  Expiration and Renewal.......................................     8
          ----------------------

ARTICLE 3.  CURRENT ENVIRONMENT........................................     9
            -------------------
    3.01  Services.....................................................     9
          --------
    3.02  Machines and Equipment.......................................     9
          ----------------------
    3.03  Machine Maintenance..........................................    10
          -------------------
    3.04  Software.....................................................    10
          --------
    3.05  Systems Software Maintenance.................................    10
          ----------------------------
    3.06  New Releases and Versions....................................    10
          -------------------------
    3.07  Replacements, Upgrades and Additions.........................    10
          ------------------------------------
    3.08  Systems and Data Network Management..........................    11
          -----------------------------------
    3.09  Help Desk....................................................    12
          ---------
    3.10  EDI..........................................................    12
          ---
    3.11  Electronic Mail..............................................    12
          ---------------
    3.12  Data Services................................................    12
          -------------
    3.13  In-Scope Personnel...........................................    13
          ------------------
    3.14  Reductions to the ISSC In-Scope Personnel....................    13
          -----------------------------------------

ARTICLE 4.  MIGRATION..................................................    14
            ---------
    4.01  Migration Services...........................................    14
          ------------------
    4.02  Third Party Software.........................................    15
          --------------------
    4.03  New Project Development......................................    15
          -----------------------
    4.04  Project Requirement Effort...................................    16
          --------------------------
    4.05  Revised Project Development Estimate.........................    16
          ------------------------------------
    4.06  XXXX Resource................................................    17
          -------------
    4.07  Consulting Baseline..........................................    18
          -------------------
    4.08  Implementation Schedules and Deliverables....................    18
          -----------------------------------------
    4.09  Extensions to the Implementation Schedules...................    18
          ------------------------------------------
    4.10  Project Management...........................................    19
          ------------------
    4.11  Machines and Equipment.......................................    19
          ----------------------
    4.12  Application Conversion.......................................    20
          ----------------------
    4.13  Data Conversion..............................................    20
          ---------------
    4.14  Testing Environments.........................................    20
          --------------------
    4.15  Operation Readiness Tests....................................    21
          -------------------------
    4.16  Location Completion..........................................    21
          -------------------
    4.17  Project Completion...........................................    21
          ------------------
    4.18  Migration Completion.........................................    22
          --------------------
    4.19  XXXX XXXX....................................................    22
          ---------
    4.20  Location Closures............................................    26
          -----------------

ARTICLE 5.  NEW ENVIRONMENT............................................    26
            ---------------
    5.01  New Environment Services.....................................    26
          ------------------------
    5.02  Dedicated Environment........................................    27
          ---------------------

                                                                         Page
                                                                         ----

    5.03  Machines.....................................................    27
          --------
    5.04  Replacements.................................................    27
          ------------
    5.05  Machine Maintenance..........................................    28
          -------------------
    5.06  Systems Software.............................................    28
          ----------------
    5.07  New Releases and Versions of the Software....................    28
          -----------------------------------------
    5.08  Systems Software Maintenance.................................    28
          ----------------------------
    5.09  Systems Management...........................................    29
          ------------------
    5.10  Help Desk....................................................    29
          ---------
    5.11  EDI..........................................................    29
          ---
    5.12  Data Network Management......................................    29
          -----------------------
    5.13  Data Network Services........................................    30
          ---------------------
    5.14  Data Services................................................    31
          -------------
    5.15  Technology Refresh in a Shared Environment...................    31
          ------------------------------------------

ARTICLE 6.  APPLICATION DEVELOPMENT AND MAINTENANCE....................    31
            ---------------------------------------
    6.01  Services.....................................................    31
          --------
    6.02  Current Environment..........................................    32
          -------------------
    6.03  New Environment..............................................    32
          ---------------
    6.04  AD/M Proposals...............................................    32
          --------------
    6.05  Application Installation Standards...........................    33
          ----------------------------------
    6.06  New Metric...................................................    33
          ----------
    6.07  AD/M Consumption in the New Environment......................    33
          ---------------------------------------
    6.08  AD/M Commitment..............................................    34
          ---------------
    6.09  Third Party Maintenance and Support..........................    34
          -----------------------------------

ARTICLE 7.  UNISOURCE RESPONSIBILITIES.................................    34
            --------------------------

ARTICLE 8.  CONTRACT ADMINISTRATION....................................    37
            -----------------------
    8.01  ISSC Responsibilities........................................    37
          ---------------------
    8.02  Performance Under Agreements.................................    38
          ----------------------------
    8.03  Third Party Invoices.........................................    38
          --------------------

ARTICLE 9.  PERFORMANCE STANDARDS......................................    39
- ---------   ---------------------
    9.01  Current Environment..........................................    39
          -------------------
    9.02  New Environment..............................................    39
          ---------------
    9.03  New Services Performance Standards...........................    40
          ----------------------------------
    9.04  Adjustment of Performance Standards..........................    40
          -----------------------------------
    9.05  Reports......................................................    40
          -------

ARTICLE 10. SERVICE LOCATIONS..........................................    41
            -----------------
    10.01  Service Locations...........................................    41
           -----------------
    10.02  Safety and Security Procedures..............................    41
           ------------------------------
    10.03  Facilities for the Central Development Group and
           ------------------------------------------------
              the Project Development Group............................    42
              -----------------------------

ARTICLE 11. NEW SERVICES...............................................    42
            ------------
    11.01  New Services................................................    42
           ------------
    11.02  Third Party Services........................................    43
           --------------------

                                                                         Page
                                                                         ----

ARTICLE 12. HUMAN RESOURCES............................................    44
            ---------------
    12.01  Affected Employees..........................................    44
           ------------------
    12.02  Hiring Requirements.........................................    44
           -------------------
    12.03  Compensation................................................    45
           ------------
    12.04  Responsibilities............................................    47
           ----------------
    12.05  Reassignment................................................    47
           ------------
    12.06  Minimum Employment Period...................................    47
           -------------------------
    12.07  ISSC Completion Allowance...................................    48
           -------------------------
    12.08  IBM Canada Separation Allowance.............................    49
           -------------------------------
    12.09  Financial and Administrative Responsibilities...............    50
           ---------------------------------------------
    12.10  Termination of Responsibility...............................    51
           -----------------------------
    12.11  Human Resource Representative...............................    51
           -----------------------------
    12.12  Affected Employee Replacements..............................    51
           ------------------------------

ARTICLE 13. PROJECT TEAM...............................................    52
            ------------
    13.01  Joint Advisory Committee....................................    52
           ------------------------
    13.02  ISSC Project Executive......................................    53
           ----------------------
    13.03  ISSC Key Employees..........................................    54
           ------------------
    13.04  Unisource IS Executives.....................................    54
           -----------------------
    13.05  Unisource XXXX XXXX.........................................    55
           -------------------
    13.06  Project Staff...............................................    56
           -------------
    13.07  Subcontractors..............................................    56
           --------------
    13.08  XXXX-XXXX...................................................    56
           ---------
    13.09  Confidentiality.............................................    57
           ---------------

ARTICLE 14. ERNST & YOUNG..............................................    57
            -------------
    14.01  Subcontracting Relationship.................................    57
           ---------------------------
    14.02  Termination or Replacement..................................    57
           --------------------------
    14.03  Ernst & Young Project Executive.............................    58
           -------------------------------
    14.04  Non-Compete.................................................    58
           -----------
    14.05  Terms and Conditions........................................    58
           --------------------

ARTICLE 15. MANAGEMENT AND CONTROL.....................................    59
            ----------------------
    15.01  Procedures Manual...........................................    59
           -----------------
    15.02  Change Control Procedures...................................    59
           -------------------------
    15.03  User Procedures Manuals.....................................    60
           -----------------------

ARTICLE 16. SOFTWARE AND PROPRIETARY RIGHTS............................    61
            -------------------------------
    16.01  Unisource Software..........................................    61
           ------------------
    16.02  Developed Software..........................................    62
           ------------------
    16.03  ISSC Software...............................................    63
           -------------
    16.04  Changes and Upgrades to Software............................    64
           --------------------------------
    16.05  Access to Case Tools and Methodologies......................    64
           --------------------------------------

ARTICLE 17. XXXX.......................................................    65
            ----
    17.01  Agent and Subcontractor.....................................    65
           -----------------------
    17.02  Responsibility..............................................    65
           --------------
    17.03  Proprietary Rights..........................................    65
           ------------------
    17.04  Assignment..................................................    66
           ----------

                                                                         Page
                                                                         ----

ARTICLE 18. DATA AND REPORTS...........................................    66
            ----------------
    18.01  Ownership of Unisource Data.................................    66
           ---------------------------
    18.02  Correction of Errors........................................    66
           --------------------
    18.03  Return of Data..............................................    67
           --------------
    18.04  Reports.....................................................    67
           -------

ARTICLE 19. CONSENTS...................................................    67
            --------
    19.01  Unisource Consents..........................................    67
           ------------------
    19.02  ISSC Consents...............................................    68
           -------------

ARTICLE 20. CONTINUED PROVISION OF SERVICES............................    69
            -------------------------------
    20.01  Disaster Recovery Plan in the Current Environment...........    69
           -------------------------------------------------
    20.02  Disaster Recovery Plan in the New Environment...............    69
           ---------------------------------------------
    20.03  Force Majeure...............................................    70
           -------------

ARTICLE 21. PAYMENTS TO ISSC...........................................    72
            ----------------
    21.01  Annual Services Charges.....................................    72
           -----------------------
    21.02  XXXX Charges and XXXX Charges...............................    72
           -----------------------------
    21.03  Payments in Canada..........................................    72
           ------------------
    21.04  Additional Resource Charges and Reduced Resource Charges....    72
           --------------------------------------------------------
    21.05  New Services Fees...........................................    73
           -----------------
    21.06  XXXX XXXX in a XXXX Environment.............................    73
           -------------------------------
    21.07  XXXX XXXXs in a XXXX Environment............................    74
           --------------------------------
    21.08  Cost of Living Adjustment...................................    74
           -------------------------
    21.09  Extraordinary Decrease in Unisource Work....................    76
           ----------------------------------------
    21.10  Payment Schedule............................................    76
           ----------------
    21.11  Late Payments...............................................    77
           -------------
    21.12  Taxes.......................................................    77
           -----
    21.13  Expenses....................................................    79
           --------
    21.14  Rights of Set-Off...........................................    79
           -----------------
    21.15  Most Favored Customer.......................................    79
           ---------------------
    21.16  Proration...................................................    80
           ---------
    21.17  Refundable Items............................................    80
           ----------------
    21.18  Unused Credits..............................................    80
           --------------

ARTICLE 22. AUDITS.....................................................    81
            ------
    22.01  Processing..................................................    81
           ----------
    22.02  Charges.....................................................    81
           -------
    22.03  ISSC Audit..................................................    82
           ----------

ARTICLE 23. CONFIDENTIALITY............................................    82
            ---------------
    23.01  General Obligations.........................................    82
           -------------------
    23.02  Unauthorized Acts...........................................    84
           -----------------
    23.03  Use of Information..........................................    84
           ------------------

                                                                         Page
                                                                         ----

ARTICLE 24. REPRESENTATIONS AND WARRANTIES.............................    85
            ------------------------------
    24.01  By Unisource................................................    85
           ------------
    24.02  By ISSC.....................................................    86
           -------
    24.03  Disclaimer..................................................    87
           ----------

ARTICLE 25. DISPUTE RESOLUTION.........................................    87
            ------------------
    25.01  Joint Advisory Committee....................................    87
           ------------------------
    25.02  Continued Performance.......................................    87
           ---------------------

ARTICLE 26. TERMINATION................................................    88
            -----------
    26.01  Termination for Convenience.................................    88
           ---------------------------
    26.02  Termination for Change of Control of Unisource..............    88
           ----------------------------------------------
    26.03  Termination for Change of Control/Business of ISSC..........    89
           --------------------------------------------------
    26.04  Termination for Cause.......................................    89
           ---------------------
    26.05  Termination for XXXX to XXXX the XXXX XXXX..................    90
           ------------------------------------------
    26.06  Other Terminations..........................................    90
           ------------------
    26.07  Effect of Expiration or Termination.........................    90
           -----------------------------------
    26.08  Machines....................................................    92
           --------

ARTICLE 27. TERMINATION FEE............................................    93
            ---------------
    27.01  Termination for Convenience or for Unisource's
           ----------------------------------------------
              Change of Control........................................    93
              -----------------
    27.02  Termination for ISSC's Change of Control....................    93
           ----------------------------------------
    27.03  No Additional Fees..........................................    93
           ------------------
    27.04  Proration...................................................    94
           ---------

ARTICLE 28. TERMINATION ASSISTANCE.....................................    94
            ----------------------

ARTICLE 29. INDEMNITIES................................................    96
            -----------
    29.01  Indemnity by Unisource......................................    96
           ----------------------
    29.02  Indemnity by ISSC...........................................    97
           -----------------
    29.03  Indemnification Procedures..................................    99
           --------------------------

ARTICLE 30. DAMAGES....................................................   100
            -------
    30.01  Consequential Damages.......................................   100
           ---------------------
    30.02  Limitation of Damages.......................................   100
           ---------------------
    30.03  Exclusions..................................................   100
           ----------
    30.04  Credits in the Current Environment..........................   101
           ----------------------------------
    30.05  Credits in the New Environment..............................   101
           ------------------------------
    30.06  Remedies....................................................   102
           --------

ARTICLE 31. MISCELLANEOUS..............................................   103
            -------------
    31.01  Assignment..................................................   103
           ----------
    31.02  Notices.....................................................   103
           -------
    31.03  Counterparts................................................   104
           ------------
    31.04  Headings....................................................   104
           --------
    31.05  Relationship................................................   104
           ------------

                                                                         Page
                                                                         ----

    31.06  Consents, Approvals and Requests............................   105
           --------------------------------
    31.07  Severability................................................   105
           ------------
    31.08  Waiver......................................................   105
           ------
    31.09  Publicity...................................................   105
           ---------
    31.10  Entire Agreement............................................   106
           ----------------
    31.11  Amendments..................................................   106
           ----------
    31.12  Survival....................................................   106
           --------
    31.13  Third Party Beneficiaries...................................   106
           -------------------------
    31.14  Governing Law...............................................   106
           -------------
    31.15  Insurance...................................................   107
           ---------
    31.16  Covenant of Further Assurances..............................   107
           ------------------------------
    31.17  Hiring of Employees.........................................   108
           -------------------
    31.18  EDI.........................................................   108
           ---
    31.19  No Interference.............................................   108
           ---------------
    31.20  Marketing...................................................   109
           ---------
    31.21  Construction................................................   109
           ------------
    31.22  Interpretation of Documents.................................   109
           ---------------------------

                                   SUPPLEMENT
                                   ----------

Annual Services Charge

Termination Charges

Resource Baselines

Addition Resource Charge Rates and Reduced Resource Charge Rates

XXXX Rates

                               TABLE OF SCHEDULES
                               ------------------
Schedule A   --  Unisource Applications Software

Schedule B   --  Unisource Systems Software

Schedule C   --  Unisource Machines

Schedule D   --  Intentionally Left Blank

Schedule E   --  Support Services, Performance Standards and
                   Operational Responsibilities

Schedule F   --  New Services Work Order

Schedule G   --  Disaster Recovery Services

Schedule H   --  Project Management

Schedule I   --  Unisource Service Locations

Schedule J   --  ISSC Charges, Measures of Utilization and Financial
                   Responsibilities

Schedule K   --  Application Installation Standards

Schedule L   --  Security Procedures

Schedule M   --  Help Desk

Schedule N   --  Projects

Schedule O   --  Affected Employees and Personnel Transition

Schedule P   --  Procedures Manual Outline

Schedule Q   --  Human Resources Claims

Schedule R   --  Restructured Business Platform/ISSC Data Center
                   Platform

Schedule S   --  Key Personnel

Schedule T   --  XXXX License Agreement

Schedule U   --  XXXX Services Agreement

Schedule V   --  XXXX Maintenance Agreement

Schedule W   --  Unisource Third Party Agreements

Schedule X   --  Release

Schedule Y   --  Unisource Reports

Schedule Z   --  Confidentiality Agreement

          INFORMATION TECHNOLOGY SERVICES AGREEMENT (this "Agreement"), dated
                                                           ---------
December 22, 1993, by and between UNISOURCE WORLDWIDE, INC., a Delaware corporation, with an office at 825 Duportail Road, Wayne, Pennsylvania 19087 ("Unisource") and INTEGRATED SYSTEMS SOLUTIONS CORPORATION, doing business as
- -----------
ISSC, Inc., a wholly owned subsidiary of International Business Machines Corporation ("IBM"), with an office at 44 South Broadway, White Plains, New York
              ---
10601 ("ISSC").
        ----

                               W I T N E S E T H:
                               - - - - - - - - -

          WHEREAS, Unisource desires to obtain from ISSC, and ISSC desires to provide to Unisource, assistance in the restructuring and consolidation of Unisource's overall business operations through the provision of the services detailed in this Agreement and the Schedules; and

          WHEREAS, the focus of the services to be provided by ISSC is to accelerate the consolidation and migration of Unisource's current information technology environments to a new company-wide distribution and executive information system by (1) managing and operating Unisource's current geographically dispersed and diverse information technology environments, (2) developing and deploying major new applications and (3) managing consolidation and migration activities.

          NOW, THEREFORE, for and in consideration of the agreements of the parties set forth below, Unisource and ISSC (collectively, the "Parties"; each,
                                                                -------
a "Party") agree as follows:
   -----

ARTICLE 1.  DEFINITIONS.
- ---------   -----------
            The following defined terms shall have the meanings specified in the portion of this Agreement indicated below:

TERM                                     DEFINED IN
- ----                                     ----------

Actual Improvements                      Section 21.07
AD/M Services                            Section 6.01
AD/M Commitment                          Section 6.08
Affected Employees                       Section 12.01
Affected Employee Replacements           Section 12.12
Agreement                                Heading
Agreement Date                           Section 4.03
Annual Services Charges                  Section 21.01
ARCs                                     Section 21.04
Base RBP Projects                        Section 4.01
Bonus Pool                               Section 12.03
BPR                                      Section 4.01
CA                                       Section 19.01
Central Development Group                Section 10.03
Change(s)                                Section 15.02
Change Control Procedures                Section 15.02
Claim                                    Section 29.03
COLA                                     Section 21.08
Commencement Date                        Section 2.01
Confidential Information                 Section 23.01
Consulting Baseline                      Section 4.07
Consulting/Management Group              Section 10.03
Consulting Projects                      Section 4.01

TERM                                     DEFINED IN
- ----                                     ----------

Contract Year                            Section 2.02
CPI-U                                    Section 21.08
Critical Services                        Section 20.02
Current Environment                      Section 3.01
Current Environment Credits              Section 30.04
Current Environment Upgrade              Section 3.07
Current Performance Standards            Section 9.01
Current Services                         Section 3.01
XXXX                                     Section 4.02
XXXX License                             Section 4.02
XXXX Maintenance Agreement               Section 6.09
XXXX Prerequisites                       Section 17.02
XXXX Services Agreement                  Section 4.02
XXXX Software                            Section 4.02
Damages Cap                              Section 30.02
Data Network                             Section 3.08
Developed Software                       Section 16.02
Disaster                                 Section 20.02
Disaster Recovery Plan                   Section 20.02
E & Y Project Executive                  Section 14.03
XXXX                                     Section 4.01
XXXX Completion Date                     Section 4.17
XXXX                                     Section 4.01
XXXX Completion Date                     Section 4.17
End User Machines                        Article 7
Extension Period                         Section 2.02
Fiscal Year                              Section 2.02

TERM                                     DEFINED IN
- ----                                     ----------

Force Majeure Event                      Section 20.03
Hiring Requirements                      Section 12.02
HR Representative                        Section 12.11
IBM                                      Heading
IBM Canada Separation Allowance          Section 12.08
Implementation Schedule(s)               Section 4.08
Incremental Fee Report                   Section 21.10
Indemnified Party                        Section 29.03
Indemnifying Party                       Section 29.03
Initial Project Development Estimate     Section 4.03
Initial Term                             Section 2.01
In-Scope Personnel                       Section 3.13
Interim Performance Standards            Section 9.02
ISSC                                     Heading
ISSC Agents                              Section 16.01
ISSC Completion Allowance                Section 12.07
ISSC Consents                            Section 19.02
ISSC Data Center                         Section 10.01
ISSC Enhanced Completion Allowance       Section 12.07
ISSC Improvements                        Section 21.07
ISSC In-Scope Personnel                  Section 3.13
ISSC Key Employee(s)                     Section 13.03
ISSC Machines                            Section 5.03
ISSC Project Executive                   Section 13.02
ISSC Proprietary Software                Section 16.03
ISSC Software                            Section 16.03
ISSC Third Party Software                Section 16.03

TERM                                     DEFINED IN
- ----                                     ----------

Joint Advisory Committee                 Section 13.01
Location Completion Date                 Section 4.16
Machines                                 Section 5.03
Migration Completion Date                Section 4.18
Migration Services                       Section 4.01
Minimum Employment Period                Section 12.06
MIS                                      Section 4.01
MIS Completion Date                      Section 4.17
Monthly Services Charge(s)               Section 21.01
XXXX                                     Section 4.01
XXXX Completion Date                     Section 4.17
XXXX                                     Section 4.01
XXXX Final Completion Date               Section 4.17
XXXX Interim Completion Date             Section 4.17
New AD/M Baseline                        Section 6.03
New Application(s)                       Section 11.01
New Environment                          Section 5.01
New Environment Credits                  Section 30.05
New Environment Performance Standards    Section 9.02
New Environment Services                 Section 5.01
New Project Development                  Section 4.03
New Service(s)                           Section 11.01
New Services Fees                        Section 11.01
New Services Performance Standards       Section 9.03
New Services Work Order                  Section 11.01
OA                                       Section 4.01
OCM                                      Section 4.01

TERM                                     DEFINED IN
- ----                                     ----------

Operation Readiness Test(s)              Section 4.15
Party(ies)                               Recitals
Performance Standards                    Section 9.03
Procedures Manual                        Section 15.01
Project Auditor                          Section 4.04
Project Development Group                Section 10.03
Project Plans                            Section 4.01
Projects                                 Section 4.01
Protection Index                         Section 21.08
XXXX Machines                            Section 4.11
XXXX Requirements                        Section 4.03
XXXX Resource                            Section 4.04
Reassignment Waiver(s)                   Section 13.02
Region                                   Section 4.17
Reports                                  Section 18.04
Restructured Business Platform           Section 4.01
Retained Resources                       Section 8.01
Retained Resources Invoice(s)            Section 8.03
Revised Project Development Estimate     Section 4.04
RRCs                                     Section 21.04
Senior Unisource IS Executive            Section 13.04
Separation Allowances                    Section 12.08
Service Locations                        Section 10.01
Services                                 Section 11.01
Software                                 Section 16.04
Start Date                               Section 12.01
Systems                                  Section 5.09

TERM                                     DEFINED IN
- ----                                     ----------

Systems Operations Services              Section 6.01
Term                                     Section 2.02
Termination Assistance Period            Article 28
Termination Assistance Services          Article 28
Termination Fee                          Section 27.03
Termination Reasons                      Section 12.06
TMA                                      Section 4.01
XXXX                                     Section 4.01
XXXX Charges                             Section 4.01
Unisource                                Heading
Unisource Competitors                    Section 13.08
Unisource Consents                       Section 19.01
Unisource Data                           Section 18.01
Unisource Key Personnel                  Section 13.05
Unisource IS Executive                   Section 13.04
Unisource Machines                       Section 3.02
Unisource Proprietary Software           Section 16.01
Unisource Service Location(s)            Section 3.01
Unisource Software                       Section 16.01
Unisource Third Party Software           Section 16.01
Upgrade Allotment                        Section 3.07
User Procedures Manuals                  Section 15.03
XXXX Projects                            Section 4.01
XXXX                                     Section 4.01
XXXX Charges                             Section 4.01

ARTICLE 2.  TERM.
- ----------  ----

          2.01  Initial Term.  The initial term of this Agreement shall commence
                ------------
on January 1, 1994 (the "Commencement Date") and shall continue until 12:00
                         -----------------
midnight on December 31, 2003, unless terminated earlier pursuant to Article 26
                                                                     ----------
(the "Initial Term").
      ------------

          2.02  Expiration and Renewal.  ISSC shall notify Unisource pursuant to
                ----------------------
this Section 2.02 on or before June 30, 2002 as to whether ISSC desires to renew
     ------------
this Agreement.  If ISSC provides Unisource with notice pursuant to this Section
                                                                         -------
2.02 of its desire not to renew this Agreement, this Agreement shall expire at
- ----
the end of the Initial Term. If ISSC provides Unisource with notice pursuant to this Section 2.02 of its desire to renew this Agreement, Unisource shall provide
     ------------
ISSC with notice on or before December 31, 2002 as to whether Unisource desires to renew this Agreement. If Unisource provides ISSC with notice pursuant to this Section 2.02 of its desire not to renew this Agreement, this Agreement
     ------------
shall expire at the end of the Initial Term. If (1) Unisource provides ISSC with notice pursuant to this Section 2.02 that Unisource desires to renew this
                             ------------
Agreement and (2) Unisource and ISSC have not agreed on the applicable terms and conditions in respect of the renewal of this Agreement on or before June 30, 2003, this Agreement shall automatically renew for up to one additional year (the "Extension Period") at the charges, terms and conditions in effect during
      ----------------
the final 12 months of the Initial Term. If, during the Extension Period, Unisource and ISSC are unable to reach agreement on the terms and conditions that will apply during the renewal term, this

Agreement shall expire at the end of the Extension Period. (The Initial Term and the Extension Period collectively, the "Term".) (Each 12-month period commencing
                                        ----
on the Commencement Date or any anniversary of the Commencement Date during the Term, a "Contract Year". Each 12-month period from the first day of October to
         -------------
the last day of September, a "Fiscal Year".)
                              -----------

ARTICLE 3.  CURRENT ENVIRONMENT.
- ---------   -------------------

          3.01  Services.  As of the Commencement Date and continuing for each
                --------
of Unisource's locations set forth in Schedule I (each, a "Unisource Service
                                      ----------           -----------------
Location"; collectively, the "Unisource Service Locations") until the Location
- --------                      ---------------------------
Completion Date for such Unisource Service Location, ISSC shall provide managerial, administrative, operational, maintenance and other information technology-related services, including the services described in Schedule E, in
                                                                 ----------
respect of Unisource's current information technology environments at each of the Unisource Service Locations (the "Current Environment") to the extent the
                                      -------------------
In-Scope Personnel performed such services as of the Commencement Date (the "Current Services"). Subject to Section 3.07 and Section 21.04, ISSC shall
 ----------------               ------------     -------------
increase or decrease the amount of the Current Services according to Unisource's demand for the Current Services.

          3.02  Machines and Equipment.  ISSC shall provide the Current Services
                ----------------------
using those machines and equipment which are located at the Unisource Service Locations or are otherwise part of the Data Network (1) as of the Commencement Date, including the machines and equipment set forth in Schedule C, or (2) owned
                                                        ----------
by Unisource, or for which Unisource retains financial responsibility, on or after the Commencement Date ((1) and (2) collectively, the "Unisource
                                                            ---------
Machines").  ISSC shall be responsible for the administration and operation of
- --------
the Unisource Machines which are part of the Current Environment.

          3.03  Machine Maintenance.  As part of the Current Services, ISSC
                -------------------
shall provide to Unisource (1) maintenance and support services for the Unisource Machines and (2) support services for the Data Network to the extent such maintenance and support services were provided by the In-Scope Personnel as of the Commencement Date.

          3.04  Software.  As part of the Current Services, ISSC shall be
                --------
responsible for the administration and operation of all of the Unisource Software and the Developed Software which is part of the Current Environment.

          3.05  Systems Software Maintenance.  As part of the Current Services,
                ----------------------------
ISSC shall provide Unisource with systems software maintenance and systems software production support services to the extent and at the levels provided by the In-Scope Personnel as of the Commencement Date.

          3.06  New Releases and Versions.  As part of the Current Services,
                -------------------------
ISSC shall, upon Unisource's request, test, install and maintain new releases and upgrades for the Unisource Software or the Developed Software which is part of the Current Environment.

          3.07  Replacements, Upgrades and Additions.  The Supplement identifies
                ------------------------------------       ----------
the portion of the Annual Services Charges
that has been allocated for replacements, upgrades and additions to the Unisource Machines and the Unisource Software during ISSC's operation of the Current Environment (the "Upgrade Allotment"). From time to time during ISSC's
                          -----------------
operation of the Current Environment, Unisource may procure or request ISSC to procure on Unisource's behalf replacements, upgrades or additions to the Unisource Machines and Unisource Software (each, a "Current Environment
                                                    -------------------
Upgrade"). If Unisource procures a Current Environment Upgrade and wishes to pay
- -------
for such Current Environment Upgrade out of the Upgrade Allotment, Unisource shall submit to ISSC, and ISSC shall pay out of the Upgrade Allotment, the invoice for any such Current Environment Upgrade. If Unisource requests ISSC to procure a Current Environment Upgrade, ISSC shall submit to Unisource a written proposal specifying the price and terms for such Current Environment Upgrade. Upon Unisource's consent after receipt of such proposal, (1) ISSC shall procure such Current Environment Upgrade and (2) Unisource shall specify whether such Current Environment Upgrade should be (a) paid for out of the Upgrade Allotment or (b) considered a New Service. Upon Unisource's request at any time after the first Region Completion Date, ISSC shall within 10 days after such request issue to Unisource a credit against future Services in an amount equal to any unused portion of the Upgrade Allotment.

          3.08  Systems and Data Network Management.  As part of the Current
                -----------------------------------
Services, ISSC shall be responsible for the management services provided by the Affected Employees as of the Commencement Date in respect of (1) the Unisource Software and the Unisource Machines which are part of the Current Environment and (2) Unisource's data network, including all Unisource Machines, associated attachments, features and accessories, systems, lines and cabling used to connect and transmit data, VSAT equipment, satellite dishes, communications controllers, multiplexors, lines and modems/DSUs (the "Data Network").
                                                       ------------

          3.09  Help Desk.  As part of the Current Services, ISSC shall provide
                ---------
help desk services to the extent and at the levels provided by the In-Scope Personnel as of the Commencement Date, including (1) initial support to all end-users for problem identification, tracking, reporting, referring and resolution and (2) the help desk services described in Schedule M under the Current
                                            ----------
Environment.

          3.10  EDI.  As part of the Current Services, ISSC shall provide
                ---
electronic data interchange services to the extent and at the levels provided by the In-Scope Personnel as of the Commencement Date.

          3.11  Electronic Mail.  As part of the Current Services, ISSC shall
                ---------------
provide electronic mail services to the extent and at the levels provided by the In-Scope Personnel as of the Commencement Date.

          3.12  Data Services.  As part of the Current Services, ISSC shall (1)
                -------------
provide printed output or electronic print files to each of the Unisource Service Locations, (2) store, maintain and provide security for storage media, including tapes and disk packs, provided by Unisource and (3) provide microfiche and microfilm services to the extent and at the levels such services were provided by the In-Scope Personnel as of the Commencement Date.

          3.13  In-Scope Personnel.  ISSC shall provide the Current Services
                ------------------
using (1) the Affected Employees hired by ISSC, (2) the Affected Employee Replacements and (3) the Unisource Key Employees ((1) and (2) collectively, the "ISSC In-Scope Personnel"; (1) through (3) collectively, the "In-Scope
 -----------------------                                      --------
Personnel").  Subject to Section 3.14, ISSC shall be responsible for providing
                         ------------
personnel with adequate experience and skill levels to fill the positions of each of the ISSC In-Scope Personnel until the Location Completion Date for the Unisource Service Location of each such ISSC In-Scope Personnel.

          3.14  Reductions to the ISSC In-Scope Personnel.  After June 30, 1994,
                -----------------------------------------
Unisource or ISSC may notify the other Party that it foresees a reduction in the requirements for the ISSC In-Scope Personnel. Upon Unisource's approval, ISSC shall in each case effect the reduction to the ISSC In-Scope Personnel within XXXX XXXX from the date of such approval, but in any event not prior to XXXX XXXX, XXXX. Upon the implementation of any such reduction to the ISSC In-Scope Personnel, ISSC shall credit Unisource in ISSC's next invoice for the Monthly Services Charge an amount equal to the ARC for similar additional resources. For the purposes of this Section 3.14, a reduction in the ISSC In-Scope Personnel
                     ------------
shall include the reassignment of ISSC In-Scope Personnel to positions within ISSC pursuant to which such ISSC In-Scope Personnel will provide services other than the Current

Services, e.g., reassignment to the Project Development Group or the Central
          ---
Development Group.

ARTICLE 4.  MIGRATION.
- ---------   ---------

          4.01  Migration Services.  ISSC shall provide the project management,
                ------------------
enhancement, development, installation, roll-out, testing, implementation, documentation and training services (the "Migration Services") described in (1)
                                          ------------------
Schedule N and (2) the more detailed project plans to be developed after the
- ----------
definition of the XXXX Requirements (the "Project Plans") in respect of the
                                          -------------
projects set forth in Schedule N, including (a) XXXX XXXX XXXX ("XXXX") and
                      ----------                                 ----
XXXX XXXX ("XXXX"), (b) XXXX XXXX XXXX ("XXXX"), (c) XXXX XXXX XXXX ("XXXX"),
            ----                         -----                        ----
(d) XXXX XXXX XXXX System ("XXXX"), (e) XXXX XXXX XXXX ("XXXX"), (f) XXXX XXXX
                            ----                         ----

System ("XXXX"), (g) XXXX XXXX XXXX ("XXXX") and (h) XXXX XXXX XXXX ("XXXX")
         ----                         ----                            ----

((a) through (c) collectively, the "Consulting Projects"; (d) through
                                    -------------------
(h) collectively, the "Base XXXX Projects").  Upon Unisource's request, ISSC
                       ------------------
shall implement the (i) XXXX XXXX Systems ("XXXX") described in Schedule N at
                                            ----                ----------
the rates set forth in the Supplement (the "XXXX Charges") and (ii) XXXX XXXX
                           ----------       ------------
Systems ("XXXX") as described in Schedule N at the rates set forth in the
          ----                   ----------
Supplement (the "XXXX Charges") (XXXX and XXXX collectively, the
- ----------       ------------
"XXXX Projects").  (Each of the Consulting Projects, the Base XXXX Projects and
 -------------
the XXXX Projects, a "Project"; the Consulting Projects, the Base XXXX Projects
                      --------
and the XXXX Projects collectively, the "Projects"; the
                                         --------
implementation of the Projects collectively, the "Restructured Business
                                                  ---------------------
Platform".)
- --------

          4.02  Third Party Software.  As part of the Migration Services, ISSC
                --------------------
shall (1) procure a license in Unisource's name substantially in the form set forth in Schedule T (the "XXXX License") for the XXXX XXXX XXXX, Inc. ("XXXX")
         ----------       ------------                                  ----
software described in Schedule N (the "XXXX Software") and (2) enter into a
                      ----------       -------------
services agreement in ISSC's name substantially in the form set forth in
Schedule U for the enhancement and modification of the XXXX Software (the "XXXX
- ----------                                                                 ----
Services Agreement").  As part of the XXXX Services, ISSC shall (a) procure a
- ------------------
license in Unisource's name on terms and conditions agreed upon by the Parties for the XXXX software described in Schedule N and (b) procure a license in
                                   ----------
Unisource's name on terms and conditions agreed upon by the Parties for the
XXXX software described in Schedule N.
                           ----------

          4.03  New Project Development.  Unisource and ISSC acknowledge that
                -----------------------
(1) the level of effort set forth in the Supplement and (2) the implementation
                                         ----------
schedules set forth in Schedule N in respect of the development of the Projects
                       ----------
("New Project Development") represent ISSC's best estimate (the "Initial Project
  -----------------------                                        ---------------
Development Estimate") as of date of the Agreement (the "Agreement Date") of the
- --------------------                                     --------------
level of effort necessary to complete the development of each of the Base XXXX Projects in accordance with the applicable implementation schedules. Unisource and ISSC shall re-evaluate the appropriateness of the Initial Project Development Estimate in accordance with Section
                                        -------

4.04 after the definition of the functional requirements for each of the Base
- ----
XXXX Projects (the "XXXX Requirements").
                    -----------------

          4.04  Project Requirement Effort.  (1)  Within XXXX days after the
                --------------------------
Commencement Date, Unisource shall define and submit to ISSC the XXXX Requirements for XXXX. (2) Within XXXX days after the Commencement Date, Unisource shall define and submit to ISSC the interim solution XXXX Requirements for XXXX described in Schedule N. (3) On or before XXXX XXXX, XXXX,
                      ----------
Unisource and ISSC shall agree upon the schedule for defining the XXXX Requirements for XXXX, XXXX and XXXX.

          4.05  Revised Project Development Estimate.  Within XXXX days after
                ------------------------------------
ISSC's receipt of the XXXX Requirements for a Base XXXX Project and as part of the Migration Services, ISSC shall (1) determine the accuracy of the Initial Project Development Estimate for such Base XXXX Project with respect to the XXXX Requirements for such Base XXXX Project and (2), if the Initial Project Development Estimate is inaccurate by more than XXXX percent, submit to Unisource a revised estimate of (a) the level of effort necessary to complete the development of the Base RBP Project and (b) the applicable implementation schedule (such revised estimate, the "Revised Project Development Estimate"). If
                                      ------------------------------------
Unisource agrees with the Revised Project Development Estimate for a Base XXXX Project, the Revised Project Development Estimate shall be deemed the applicable resource for such Base XXXX Project (the "XXXX Resource"). If Unisource in good
                                          -------------
faith disagrees with a Revised Project Development Estimate, Unisource and ISSC shall jointly retain a third party knowledgeable in system integration and development (e.g., XXXX XXXX) (the "Project Auditor") to assess
                 ----                   ---------------
the accuracy of such Revised Project Development Estimate. If the Project Auditor determines that a Revised Project Development Estimate is accurate, the Revised Project Development Estimate shall be deemed the XXXX Resource for such Base XXXX Project. If the Project Auditor determines that the level of effort set forth in a Revised Project Development Estimate exceeds the level of effort necessary to complete the development of the applicable Base XXXX Project in accordance with the specified implementation schedule, the Project Auditor shall calculate and provide a new estimate which shall be deemed the
XXXX Resource for the applicable Base XXXX Project. If the Project Auditor determines that the level of effort set forth in a Revised Project Development Estimate is less than the level of effort necessary to complete the development of the applicable Base XXXX Project in accordance with the specified implementation schedule, (a) Unisource may upon notice to ISSC either accept (i) the Revised Project Development Estimate or (ii) the estimate prepared by the Project Auditor and (b) the estimate accepted by Unisource shall be deemed the XXXX Resource for the applicable Base XXXX Project. ISSC shall provide the XXXX Resource on a fixed fee basis. Unisource and ISSC shall each pay one-half of the fees and expenses charged by the Project Auditor pursuant to this Section
                                                                      -------
4.05.
- ----

          4.06  XXXX Resource.  In the event the XXXX Resource for a Base XXXX
                -------------
Project exceeds the Initial Project Development Estimate for such Base XXXX Project, Unisource shall pay for the resources in excess of the Initial Project Development Estimate by (1) reallocating resources from another Project to such Base RBP Project pursuant to Schedule J and/or (2) paying an ARC rate in the amounts set forth in Schedule J.
- ----------                                                           ----------

          4.07  Consulting Baseline.  As part of the Migration Services, ISSC
                -------------------
shall provide the Consulting Projects up to the consulting baseline set forth in the Supplement (the "Consulting Baseline"). Subject to Section 21.04, ISSC
    ----------       -------------------                -------------
shall increase or decrease the Consulting Baseline upon Unisource's request.

          4.08  Implementation Schedules and Deliverables.  As part of the
                -----------------------------------------
Migration Services, except as otherwise provided in Section 4.09, ISSC shall (1)
                                                    ------------
implement each of the Projects and (2) provide the deliverables described in

Schedule N in accordance with the implementation schedules set forth in Schedule
- ----------                                                              --------
N or the Project Plans (collectively, the "Implementation Schedules"; each, an
- -                                          ------------------------
"Implementation Schedule").  Unisource (a) may reallocate the Regions for the
- ------------------------
purposes of the Implementation Schedules in accordance with Schedule J and (b)
                                                            ----------
shall receive a credit from ISSC for any net savings to ISSC resulting from such reallocation or pay to ISSC any net increase to ISSC resulting from such reallocation.

          4.09  Extensions to the Implementation Schedules.  (1)  Upon notice
                ------------------------------------------
from Unisource that Unisource desires ISSC to extend an Implementation Schedule for a Unisource Service Location by more than XXXX days, (a) ISSC shall extend the Implementation Schedule for the requested period of time and (b) Unisource shall pay (i) the applicable extension fee set forth in Schedule J and (ii) pursuant to Section XXXX the XXXX XXXX XXXX in
         ----------                      ------------
respect of the XXXX XXXX. (2) In the event an Implementation Schedule for a Unisource Service Location is extended for more than XXXX days as a result of XXXX XXXX to XXXX under this Agreement, ISSC shall be XXXX for, in addition to the XXXX set forth in Section XXXX, all XXXX associated with XXXX the XXXX
                      ------------
XXXX, including XXXX of the XXXX XXXX XXXX. (3) In the event Unisource and ISSC agree to extend the Implementation Schedule for a Unisource Service Location, (x) Unisource shall continue to pay pursuant to Section XXXX the XXXX
                                                          ------------
XXXX XXXX in respect of the XXXX XXXX and (y) ISSC shall be responsible for all XXXX XXXX XXXX in respect of the XXXX XXXX. (4) In the event the Current Environment is extended pursuant to this Section 4.09 for a Unisource
                                                 ------------
Service Location, ISSC shall provide to Unisource a XXXX within XXXX days after the Location Completion Date for the amount by which ISSC's XXXX and XXXX XXXX for XXXX the XXXX XXXX are XXXX as a XXXX of such XXXX.

          4.10  Project Management.  As part of the Migration Services, ISSC
                ------------------
shall be responsible for overall project management for the consolidation and migration of Unisource's multiple business units to the XXXX XXXX XXXX, including the project management services described in Schedule H.
                                                       ----------

          4.11  Machines and Equipment.  As part of the Migration Services, ISSC
                ----------------------
shall provide to Unisource the hardware and
related equipment and utilities software set forth in Schedule R (the "XXXX
                                                      ----------       ----
Machines"). In the event the ISSC Project Executive and the Senior Unisource IS
- --------
Executive determine that any of the XXXX Machines are not necessary for the performance of the New Environment Services and are not already installed, ISSC shall issue Unisource within XXXX days of such determination a credit in an amount equal to the costs associated with any such XXXX Machine, including
XXXX XXXX, XXXX XXXX and XXXX XXXX. The XXXX Charges and the XXXX Charges include the hardware and related equipment and utilities software set forth in Schedule R.
         ----------

          4.12  XXXX Conversion.  As part of the Migration Services, ISSC
                ---------------
shall convert all XXXX set forth in Schedule N so that the XXXX of such XXXX
                                    ----------
is re-created on the XXXX XXXX XXXX and provide XXXX to enable the XXXX to XXXX such converted XXXX.

          4.13  XXXX Conversion.  As part of the Migration Services, ISSC shall
                ---------------
convert any XXXX XXXX as may be necessary to implement and support XXXX and any XXXX XXXX provided to ISSC after the Agreement Date so that such XXXX is in a XXXX and on a XXXX which can be used on the XXXX XXXX XXXX.

          4.14  Testing Environments.  As part of the Migration Services, ISSC
                --------------------
shall provide (1) parallel operation/testing environments and (2) a training environment for the Restructured Business Platform using production data provided by Unisource.

          4.15  Operation Readiness Tests.  As part of the Migration Services,
                -------------------------
ISSC shall perform the operation readiness tests described in Schedule N in
                                                              ----------
respect of each of the components of the XXXX XXXX XXXX (collectively, the "Operation Readiness Tests"; each, an "Operation Readiness Test").
 -------------------------             ------------------------


          4.16  Location Completion.  Upon the successful completion of the
                -------------------
Operation Readiness Tests for the XXXX XXXX XXXX in respect of a Unisource Service Location, Unisource shall notify ISSC that the migration to the
XXXX XXXX XXXX in respect of such Unisource Service Location is complete (the "Location Completion Date").
 ------------------------

          4.17  Project Completion.  Upon the successful completion of the
                ------------------
Operation Readiness Tests for XXXX in respect of a Unisource region as described in Schedule I (each, a "Region"), Unisource shall notify ISSC that the
   ----------           ------
implementation of XXXX is complete for such Region (for each Region, the "XXXX
                                                                          ----
Completion Date").  Upon the successful completion of the interim solution
- ---------------
described in Schedule N for XXXX, Unisource shall notify ISSC that the interim
             ----------
solution of XXXX is complete (the "XXXX Interim Completion Date").  Upon
                                   ----------------------------
successful completion of the Operation Readiness Tests for (1) XXXX for all of the Unisource Service Locations, Unisource shall notify ISSC that the implementation of XXXX is complete (the "XXXX Final Completion Date"), (2) XXXX
                                         --------------------------
for all of the Unisource Service Locations, Unisource shall notify ISSC that the implementation of EIS is complete (the "XXXX Completion Date"), (3) XXXX for all
                                        --------------------
of the

Unisource Service Locations, Unisource shall notify ISSC that the implementation of XXXX is complete (the "XXXX Completion Date"), and (4) XXXX
                                         --------------------
for all of the Unisource Service Locations, Unisource shall notify ISSC that the implementation of XXXX is complete (the "XXXX Completion Date"). Upon
                                         --------------------
Unisource's approval to implement the XXXX Projects, Unisource and ISSC shall establish the completion dates for each of the XXXX Projects and the applicable XXXX XXXX in accordance with Section XXXX if such completion dates are
                             ------------
not achieved by ISSC.

          4.18  Migration Completion.  Upon the successful completion of the
                --------------------
final Operation Readiness Tests for the Restructured Business Platform for all of the Unisource Service Locations, Unisource shall notify ISSC that the XXXX XXXX XXXX is complete in respect of all of the Unisource Service Locations (the "Migration Completion Date").
 -------------------------

          4.19  XXXX XXXX.  ISSC XXXX that in the XXXX the XXXX XXXX XXXX for
                ---------
any of the XXXX, the XXXX XXXX XXXX XXXX, the XXXX XXXX XXXX XXXX, the XXXX XXXX, the XXXX XXXX XXXX or the XXXX XXXX XXXX is XXXX XXXX in the XXXX XXXX in XXXX and the XXXX XXXX, Unisource will XXXX XXXX the XXXX of which are XXXX to
- ----
XXXX at XXXX XXXX. Accordingly, in XXXX to any XXXX of XXXX under Section XXXX,
                                                                  ------------
XXXX shall XXXX to XXXX, upon XXXX election, the following XXXX as XXXX XXXX and XXXX as a XXXX if XXXX XXXX by more than the XXXX of XXXX XXXX in this Section
                                                                       -------
XXXX to XXXX the XXXX XXXX XXXX for XXXX
- ----                                ----
of the XXXX, the XXXX XXXX XXXX XXXX, the XXXX XXXX XXXX, the XXXX XXXX XXXX, the XXXX XXXX XXXX or the XXXX XXXX XXXX.


      (1) In the event the XXXX for a XXXX is not XXXX within XXXX days of the XXXX XXXX XXXX specified in XXXX as a result of XXXX XXXX to XXXX,
                                      ----
          XXXX may XXXX, and upon such XXXX ISSC shall XXXX to XXXX, for each XXXX for which XXXX does XXXX XXXX the XXXX XXXX XXXX the XXXX XXXX in accordance with the following schedule: for the XXXX from (a) XXXX through XXXX XXXX; (b) XXXX through XXXX, an XXXX XXXX; and (c) XXXX through XXXX, an XXXX XXXX.
      (2) In the event the XXXX is XXXX XXXX within XXXX of the XXXX XXXX XXXX specified in XXXX as a result of XXXX XXXX to XXXX, XXXX may XXXX, and
                       ----
          upon such XXXX ISSC shall XXXX to XXXX, the XXXX XXXX in accordance with the following schedule: for the XXXX from (a) XXXX through XXXX;
          (b) XXXX through XXXX, an XXXX XXXX; and (c) XXXX through XXXX, an XXXX XXXX.
      (3) In the event the XXXX is XXXX XXXX within XXXX of the XXXX XXXX XXXX specified in XXXX as a result of XXXX to XXXX, XXXX may XXXX, and upon
                       ----
          such XXXX

          ISSC shall XXXX to XXXX, the XXXX XXXX in accordance with the following schedule: for the XXXX from (a) XXXX through XXXX, XXXX; (b) XXXX through XXXX, an XXXX XXXX; and (c) XXXX through XXXX, an XXXX XXXX.
      (4) In the event the XXXX is XXXX within XXXX of the XXXX for XXXX of the XXXX as a result of XXXX to XXXX, XXXX may XXXX, and upon such XXXX ISSC shall XXXX to XXXX, the XXXX XXXX in accordance with the following schedule: for the XXXX from (a) XXXX through XXXX, XXXX; (b) XXXX through XXXX, an XXXX XXXX;and (c) XXXX through XXXX, an XXXX XXXX.
      (5) In the event the XXXX is XXXX within XXXX of the XXXX for XXXX of the XXXX as a result of XXXX to XXXX, XXXX may XXXX, and upon such XXXX ISSC shall XXXX to XXXX, the XXXX XXXX in accordance with the following schedule: for the XXXX from (a) XXXX through day XXXX, XXXX;
          (b) XXXX through XXXX, an XXXX XXXX; and (c) XXXX XXXX XXXX, an XXXX XXXX.
      (6) In the event the XXXX is XXXX within XXXX of the XXXX for XXXX of the XXXX as a result of XXXX, XXXX may XXXX, and upon such XXXX ISSC shall

          XXXX to XXXX, the XXXX in accordance with the following schedule: for the XXXX from (a) XXXX through XXXX, XXXX; (b) XXXX through XXXX, an XXXX XXXX; and (c) XXXX through XXXX, an XXXX.
      (7) If the XXXX described in
          (a) Section 4.19(1) XXXX XXXX or
              ---------------
          (b) Section 4.19(2), Section 4.19(3), Section 4.19(4),
              ---------------  ---------------  ---------------
          Section 4.19(5) and Section 4.19(6) in the XXXX XXXX, Unisource may
          ---------------     ---------------
          (i) XXXX this XXXX, upon XXXX to XXXX within XXXX XXXX after the XXXX of the XXXX or XXXX of XXXX giving XXXX to the XXXX, without regard to
          Section XXXX or Section XXXX and (ii) XXXX an XXXX XXXX to XXXX XXXX
          ------------    ------------
          to the XXXX XXXX. In addition to any XXXX XXXX to XXXX pursuant this
          Section 4.19, XXXX shall be XXXX to XXXX for the XXXX between (x) XXXX
          ------------
          XXXX XXXX XXXX of XXXX XXXX to such XXXX XXXX associated with such XXXX and (y) the XXXX that XXXX XXXX XXXX XXXX to XXXX pursuant to this Agreement to XXXX the XXXX.

If XXXX XXXX to XXXX the XXXX XXXX, Unisource's XXXX of such XXXX shall XXXX XXXX by XXXX of XXXX XXXX of XXXX by XXXX (except with respect to the XXXX to XXXX and XXXX XXXX from an XXXX XXXX pursuant to

Section 4.19(7), Article XXXX, Section XXXX and Section XXXX) that XXXX XXXX
- ---------------  ------------  ------------     ------------
its XXXX under this XXXX with respect to such XXXX or XXXX of XXXX giving XXXX to such XXXX.

          4.20  Location Closures.  ISSC shall administer and manage the closing
                -----------------
of the information technology functions at any of the Unisource Service Locations as a result of the migration to the XXXX XXXX XXXX ISSC shall, upon Unisource's request, use commercially reasonable efforts to identify and XXXX, upon XXXX and XXXX most XXXX to XXXX, purchasers of Unisource's data processing assets, including by providing XXXX, access to ISSC's used equipment brokers and XXXX XXXX XXXX XXXX XXXX requirements. Unisource shall pay any costs associated with such closure not included in the Monthly Services Charges.

ARTICLE 5.  NEW ENVIRONMENT.
- ---------   ---------------

          5.01  New Environment Services.  As of the Location Completion Date
                ------------------------
for each of the Unisource Service Locations and continuing throughout the Term, ISSC shall provide to Unisource the systems operations and related services in respect of the new environment at each such Unisource Service Location (the "New
                                                                             ---
Environment") (1) described in Schedule E and (2) otherwise identified in this
- -----------                    ----------
Agreement as being part of the New Environment Services ((1) and (2) collectively, the "New Environment Services"). Subject to Section 21.04, ISSC
                   ------------------------                -------------
shall increase or decrease the amount of the New Environment Services according to Unisource's demand for the New Environment Services.

          5.02  Dedicated Environment.  ISSC shall provide the New Environment
                ---------------------
Services in a hardware and software environment dedicated solely to Unisource. In the event the Parties agree to migrate Unisource to a shared hardware and software environment, the Parties shall enter into an amendment to this Agreement modifying the terms of this Agreement to reflect the migration to such shared environment.

          5.03  Machines.  ISSC shall provide the New Environment Services using
                --------
those machines and equipment, which are (1) located at the Unisource Service Locations and (2) either (a) provided by ISSC, or for which ISSC assumes financial and administrative responsibility, on or after the Commencement Date, including the RBP Machines and the machines provided as part of the WMS and TRS Projects (the "ISSC Machines") or (b) owned by Unisource on or after, or for
               -------------
which Unisource retains financial and administrative responsibility after, the Commencement Date ((1) and (2) collectively, the "Machines").
                                                  --------

          5.04  Replacements.  As part of the New Environment Services, ISSC
                ------------
shall, upon Unisource's approval, replace and provide additional Machines as may be necessary for ISSC to perform the Services in accordance with the Performance Standards. Upon request of Unisource no more than once every Contract Year after the completion of the XXXX Contract Year, ISSC shall XXXX to XXXX an XXXX of ISSC's XXXX XXXX in XXXX of the ISSC Machines upon the XXXX or XXXX of this Agreement in such Contract Year according to the XXXX set forth in
Section XXXX.
- ------------

          5.05  Machine Maintenance.  As part of the New Environment Services,
                -------------------
ISSC shall provide to Unisource (1) maintenance and support services, including upgrades (except for upgrades due to Unisource's growth which shall be provided by ISSC at Unisource's expense), as necessary for ISSC to perform the Services in accordance with the Performance Standards for the ISSC Machines and (2) support services for the Data Network as described in Schedule E.
                                                      ----------

          5.06  Systems Software.  As part of the New Environment Services, ISSC
                ----------------
shall have financial, administrative, operational and maintenance responsibility for all systems software which is part of the New Environment.

          5.07  New Releases and Versions of the Software.  As part of the New
                -----------------------------------------
Environment Services, ISSC shall, after any such release or version is commercially available according to a schedule to be agreed upon by Unisource and ISSC, (1) provide, install on the Machines after sufficient testing and maintain new releases and versions of the systems software which is part of the New Environment and (2) provide (to the extent provided as part of third party maintenance services at no additional charge), install on the Machines after sufficient testing and maintain new releases and versions of the applications software which is part of the New Environment.

          5.08  Systems Software Maintenance.  As part of the New Environment
                ----------------------------
Services, ISSC shall provide Unisource with systems software maintenance and systems software production support services, including (1) changes and enhancements to the systems software, (2) immediate preventive and corrective maintenance to correct defects and failures in the systems software and (3) replacements of the systems software or additional systems software, as ISSC deems necessary, in order to perform the Services in accordance with the Performance Standards.

          5.09  Systems Management.  As part of the New Environment Services,
                ------------------
ISSC shall be responsible for (1) the management services described in Schedule
                                                                       --------
E in respect of the Software and the Machines (collectively, the "Systems") and
- -                                                                 -------
(2) within 180 days of the Migration Completion Date, creating and maintaining an inventory and configuration diagram of the Data Network. ISSC shall provide to Unisource every 180-day period during the Term a revised copy of such inventory and configuration diagram.

          5.10  Help Desk.  As part of the New Environment Services, ISSC shall
                ---------
provide the help desk services described in Schedule M.  ISSC shall provide to
                                            ----------
Unisource once every 30 days after the Commencement Date a report of all help desk services provided during the preceding 30-day period.

          5.11  EDI.  As part of the New Environment Services, ISSC shall
                ---
provide (1) the electronic data interchange availability included in the XXXX Software to Unisource's suppliers and customers and (2) the translation software described in Schedule N-10.
             -------------

          5.12  Data Network Management.  As part of the New Environment
                -----------------------
Services, ISSC shall provide such management and related services in respect of the Data Network as may be requested by Unisource.

          5.13  Data Network Services.  As part of the New Environment Services,
                ---------------------
ISSC shall receive and review the invoices from Unisource's Data Network service provider for the Data Network services provided to Unisource for such invoice period. Unisource shall be the customer of record with such Data Network provider. ISSC shall pay such invoices up to the Data Network baseline set forth in the Supplement. Once every 90-day period during the Term, ISSC shall
             ----------
review Unisource's actual use of Data Network services for the preceding 90-day period and ISSC's projected use for the following 90-day period. If this review demonstrates that Unisource's use of the Data Network services for the preceding 90-day period was below the Data Network baseline resource for such 90-day period, ISSC shall issue to Unisource a credit in an amount equal to the unused portion of the baseline for such period. If Unisource anticipates that its use of the Data Network services for the following 90-day period will be less than the baseline resource allocated for use during such period, ISSC shall reduce the Data Network baseline by the reduced amount and shall issue to Unisource a credit equal to the reduced amount. If, at any time during the Term, Unisource desires to pay its Data Network invoices directly, ISSC shall (1) submit such invoices to Unisource for payment within a reasonable period of time prior to the due date or, if a discount for early payment is given, the date on which Unisource may pay such invoice with a discount, and (2) reduce the Monthly Services

Charges for each month after Unisource's request by one-twelfth of the Data Network baseline for the applicable Contract Year.

          5.14  Data Services.  As part of the New Environment Services, ISSC
                -------------
shall provide printed output or electronic print files to the locations designated by Unisource.

          5.15  XXXX XXXX in a Shared Environment.  If ISSC migrates
                ---------------------------------
Unisource to a shared hardware and software environment, ISSC shall (1) review XXXX every XXXX XXXX during the XXXX, as part of the New Environment Services, the performance of the New Environment to determine the XXXX for a XXXX to the XXXX and XXXX currently being used to XXXX the XXXX and (2) XXXX such XXXX and XXXX, upon Unisource's approval, (a) as may be XXXX to XXXX the XXXX of the XXXX and (b) at least XXXX every XXXX XXXX after the XXXX on which such XXXX and XXXX was XXXX and XXXX at the XXXX XXXX XXXX.

ARTICLE 6.  APPLICATION DEVELOPMENT AND MAINTENANCE.
- ---------   ---------------------------------------

          6.01  Services.  ISSC shall provide application development and
                --------
maintenance services (the "AD/M Services") in   (1) the Current Environment to
                           -------------
the extent and at the levels provided by the In-Scope Personnel as of the Commencement Date and (2) the New Environment up to the New AD/M Baseline. The AD/M Services include defect identification and fixes, regulatory and statutory mandated changes required by Unisource's business operations, enhancements, version and release upgrades to existing operating applications and the programming of any new applications. The migration of Unisource's information technology operations to the Restructured Business Platform shall not be charged against the New AD/M Baseline. (The Current Services, the Migration Services, the New Environment Services and the AD/M Services collectively, the "Systems
                                                                      -------
Operations Services".)
- -------------------

          6.02  Current Environment Baseline.  As of the Commencement Date and
                ----------------------------
continuing for each Unisource Service Location until the Location Completion Date for such Unisource Service Location, ISSC shall provide the AD/M Services for each Unisource Service Location to the extent provided by the In-Scope Employees as of the Commencement Date. Subject to Section 21.04, ISSC shall
                                                   -------------
increase or decrease the amount of the AD/M Services according to Unisource's demand for the AD/M Services.

          6.03  New Environment Baseline.  As of the Commencement Date and
                ------------------------
continuing throughout the Term, ISSC shall provide the AD/M Services in connection with the New Environment from a central location in accordance with
Section 10.03 up to the AD/M baselines set forth in the Supplement (the "New
- -------------                                                            ---
AD/M Baseline"). Subject to Section 21.04, ISSC shall increase or decrease the
- -------------               -------------
amount of the AD/M Services according to Unisource's demand for the AD/M
Services.

          6.04  AD/M Proposals.  As part of the AD/M Services, ISSC shall
                --------------
provide Unisource with a proposal in respect of ISSC's development of any application in connection with the AD/M Services containing a description of the scope and functionality of such application and an estimate of the computing, communications and human resources and run-time requirements necessary to develop and operate such application. Upon receipt of Unisource's approval of a proposal (which approval shall be in Unisource's sole discretion), ISSC shall commence the Ernst & Young Navigator Systems Services(SM) development cycle. If the XXXX XXXX in respect of an XXXX XXXX the XXXX described in the XXXX, XXXX shall be XXXX for all of the XXXX to XXXX in respect of the XXXX which XXXX the XXXX included in the XXXX XXXX.

          6.05  Application Installation Standards.  As part of the Systems
                ----------------------------------
Operations Services, ISSC shall develop, modify and enhance such existing and new applications as may be requested by Unisource in accordance with the application installation standards described in Schedule K.
                                                ----------

          6.06  New Metric.  Each Contract Year during the Term, the Joint
                ----------
Advisory Committee shall review the manner in which the AD/M Services is measured. If the Joint Advisory Committee determines that a more appropriate measurement standard exists than the measurement standard in effect at that time, the New AD/M Baseline shall be converted to the new measurement method so that Unisource receives at least the same amount of AD/M Services that it would have received if the measurement method had not been modified.

          6.07  AD/M Consumption in the New Environment.  If the metric being
                ---------------------------------------
used by ISSC and Unisource to measure use of the New AD/M Baseline relates to a unit of work as opposed to a number of people, Unisource may, upon notice to ISSC prior to October 1st of the applicable Contract Year, carryover up to XXXX of the unused portion of the New AD/M Baseline for such Contract Year to the New AD/M Baseline in the next Contract Year. Once every XXXX during the period which the metric used to measure the new AD/M Baseline relates to a unit of work, ISSC shall provide to Unisource a report specifying the units of work expended during the XXXX XXXX and the anticipated expenditure during the following XXXX XXXX.

          6.08  AD/M Commitment.  ISSC shall maintain a core level of person-
                ---------------
months for each Contract Year in connection with, and as part of, the AD/M Services in the New Environment (the "AD/M Commitment"). As of the Commencement
                                      ---------------
Date, the AD/M Commitment shall equal XXXX of person-months for the New
AD/M Baseline for the applicable Contract Year.

          6.09  Third Party Maintenance and Support.  As part of the New
                -----------------------------------
Environment Services, ISSC shall enter into a maintenance agreement with XXXX in respect of the XXXX Software substantially in the form set forth in Schedule V
                                                                    ----------
(the "XXXX Maintenance Agreement").  In the event ISSC assumes, upon Unisource's
      --------------------------
approval, responsibility for providing any of the maintenance and support services provided by XXXX or any other third party, ISSC shall provide the same level of services as were provided by XXXX or such other XXXX XXXX at XXXX
XXXX XXXX to Unisource.

ARTICLE 7.  UNISOURCE RESPONSIBILITIES.
- ---------   --------------------------
          Unisource shall be responsible for:

     (1) personal computers, desk top terminals and printers which are not RBP Machines or otherwise provided by

          ISSC as part of the Restructured Business Platform ("End User
                                                               --------
          Machines"), including leases,depreciation costs, growth and
          --------
          maintenance;

     (2) in the Current Environment, office automation software used by end users which was not (a) installed, provided or developed by ISSC as part of the Services or (b) supported by the Affected Employees as of the Commencement Date;

     (3) in the New Environment, office automation software used by end users which was not installed, provided or developed by ISSC as part of the Services;

     (4) in the Current Environment, end user requirements for application development to the extent not supported by the Affected Employees as of the Commencement Date;

     (5) in the New Environment, end user requirements for application development;

     (6) in the Current Environment, end user office support, including clerical and administrative tasks and courier and internal distribution of computer output to the end user, to the extent not performed by the Affected Employees as of the Commencement Date;

     (7) in the New Environment, end user office support, including clerical and administrative tasks and courier and internal distribution of computer output to the end user, unless generated by an ISSC service location;

     (8)  password authorization and data security management;

     (9) specified responsibilities in connection with projects, including selection of application software packages;

    (10) financial and operational responsibilities for those applications in the Current Environment that are not replaced by the Restructured Business Platform;

    (11) in the Current Environment, manual data entry functions for data interface, to the extent not performed by the Affected Employees as of the Commencement Date;

    (12)  in the New Environment, manual data entry functions;

    (13) payment of reasonable out-of-pocket costs for mail, messenger, postage and freight;

    (14) in the Current Environment, microfilm and microfiche operations and distribution to the extent not performed by the Affected Employees as of the Commencement Date;

    (15) in the New Environment, microfilm and microfiche operations and distribution, unless generated by an ISSC service location;

    (16)  moves, adds and changes for End User Machines and voice equipment;

    (17) payment of all usage fees for disaster recovery contracts, if any, for the Current Environment;

    (18) payment of all common carrier charges for voice services and local, long distance and WATS telecommunications services incurred by Unisource other than in connection with data transmission;

    (19) in the Current Environment, office space, data center facilities and terminals provided by Unisource to the Affected Employees as of the Agreement Date;

    (20)  office space for ISSC's Project Office as described in Schedule H; and
                                                                 ----------

    (21)  the Unisource responsibilities described in the Schedules.

ARTICLE 8.  CONTRACT ADMINISTRATION.
- ---------   -----------------------

          8.01  ISSC Responsibilities.  Throughout the Term, ISSC shall be
                ---------------------
responsible for managing, administering and maintaining the agreements for the information technology assets retained by Unisource which are set forth in Schedule W or which ISSC gains knowledge of after the Agreement Date, except
- ----------
for those agreements relating to Azerty (the "Retained Resources"). ISSC shall
                                              ------------------
provide Unisource with reasonable notice of any renewal, termination or cancellation dates and fees in respect of the Retained Resources. Upon Unisource's consent, ISSC shall, to the extent permitted by the agreements in respect of the Retained Resources modify, terminate or cancel any such agreements. Any modification, termination or cancellation fees or charges imposed upon Unisource in connection with any such modification, termination or cancellation shall be XXXX XXXX XXXX, except for any fee or charge which (1) was XXXX or XXXX an XXXX or XXXX XXXX, including XXXX to XXXX XXXX XXXX of a XXXX, XXXX or XXXX XXXX or (2) XXXX or its XXXX. The fees and charges described in Section 8.01(1) and Section 8.01(2) shall be XXXX XXXX.
             ---------------     ---------------

          8.02  Performance Under Agreements.  Each of Unisource and ISSC
                ----------------------------
shall promptly inform the other Party of any breach of, or misuse or fraud in connection with, any agreement in respect of the Retained Resources and shall cooperate with the other Party to prevent or stay any such breach, misuse or fraud. XXXX shall XXXX XXXX for any XXXX or XXXX (including XXXX to a XXXX as a XXXX XXXX to XXXX XXXX XXXX pursuant to the preceding sentence, associated XXXX XXXX XXXX and other XXXX XXXX) incurred by XXXX as a result of XXXX or XXXX XXXX of its XXXX under this XXXX with respect to the XXXX XXXX.

          8.03  Third Party Invoices.  Provided that ISSC (1) is the addressee
                --------------------
on such invoice or (2) receives a copy of such invoice from Unisource in a timely fashion, ISSC shall (a) receive all invoices submitted by third parties in connection with the Retained Resources (collectively, the "Retained Resources
                                                              ------------------
Invoices"; each, "Retained Resource Invoice"), (b) review and correct any
- --------          -------------------------
errors in any such Retained Resources Invoices in a timely manner and (c) submit such Retained Resources Invoices to Unisource for payment within a reasonable period of time prior to the due date or, if a discount for each payment is given, the date on which Unisource may pay such Retained Resource Invoice with a discount. Unisource shall pay the Retained Resources Invoices received and approved by ISSC.

Unisource shall only be responsible for payment of the Retained Resources Invoices and shall not be responsible to ISSC for any management, administration or maintenance fees of ISSC in connection with the Retained Resources Invoices. Unisource shall be responsible for XXXX in respect of the Retained Resources Invoices; provided, however, that XXXX submitted the applicable XXXX to XXXX for XXXX within a reasonable XXXX prior to the XXXX any such XXXX is XXXX. If XXXX to XXXX a XXXX to XXXX for XXXX in a XXXX manner, ISSC shall XXXX for the XXXX or any late XXXX in respect of such XXXX.

ARTICLE 9.  PERFORMANCE STANDARDS.
- ---------   ---------------------

          9.01  Current Environment.  As of the Commencement Date and until
                -------------------
the migration of all of the Unisource Service Locations in a Region to the Restructured Business Platform, ISSC shall provide the Current Services at each of the Unisource Service Locations in such region at least at the performance standards for such Unisource Service Locations described in Schedule E
                                                            ----------
(collectively, the "Current Performance Standards").
                    -----------------------------

          9.02  New Environment.  Within XXXX of the migration of all of the
                ---------------
Unisource Service Locations in a Region to the Restructured Business Platform, Unisource and ISSC shall establish performance standards for all key functions performed by ISSC in the New Environment for the Unisource Service Locations in such Region (the "Interim Performance Standards"). Within XXXX of the Migration
                  -----------------------------
Completion Date, Unisource and

ISSC shall establish system-wide performance standards in the New Environment (the "New Environment Performance Standards").
      -------------------------------------

          9.03  New Services Performance Standards.  ISSC shall provide the
                ----------------------------------
New Services at the Performance Standards (1) specified in the New Services Work Order or (2) otherwise established by Unisource and ISSC ((1) and (2) collectively, the "New Services Performance Standards"). (The Current
                   ----------------------------------
Performance Standards, the Interim Performance Standards and the New Services Performance Standards collectively, the "Performance Standards".)
                                         ---------------------

          9.04  Adjustment of Performance Standards.  The Joint Advisory
                -----------------------------------
Committee (1) shall review the Performance Standards for the preceding 12 months during the last calendar quarter of every Contract Year and (2), in respect of any Performance Standards that require periodic adjustment or are no longer appropriate because of an increase, decrease or change to the Services, shall adjust the Performance Standards for the subsequent Contract Year and (3), in respect of all other Performance Standards, may adjust the Performance Standards for the subsequent Contract Year. In addition, either Unisource or ISSC may, at any time upon notice to the other Party, initiate negotiations to review and, upon agreement by the Joint Advisory Committee, adjust any Performance Standard which such Party in good faith believes is inappropriate at the time.

          9.05  Reports.  ISSC shall provide monthly performance reports to
                -------
Unisource in a form agreed upon by Unisource and ISSC.

ARTICLE 10.  SERVICE LOCATIONS.
- ----------   -----------------

          10.01  Service Locations.  The Services shall be provided from (1)
                 -----------------
the Unisource Service Locations, (2) ISSC's Lexington, Kentucky data center
(the "ISSC Data Center") and (3) any other data center or location designated by
      ----------------
Unisource or ISSC; provided, however, that any such other data center or location must be approved by Unisource if the migration of any of the Services to such data center or location would result in incremental costs to Unisource or have an adverse impact on Unisource's operations ((1), (2) and (3) collectively, the "Service Locations").
                   -----------------

          10.02  Safety and Security Procedures.  (1)  As part of the Current
                 ------------------------------
Services, ISSC shall maintain and enforce at the Unisource Service Locations the safety and security procedures in effect at the Unisource Service Locations as of the Commencement Date, including the safety and security procedures described in Schedule L to the extent such procedures were maintained and enforced by the
   ----------
Affected Employees as of the Commencement Date. (2) As part of the New Environment Services, ISSC shall maintain and enforce at the ISSC Data Center, and any other Service Location from which the Services are provided, safety and security procedures, including the safety and security procedures described in Schedule L, that are at least (a) equal to industry standards for such
- ----------
Service Locations and (b) as rigorous as those procedures in effect at the Service Locations as of the Commencement Date.

          10.03  Facilities for the Central Development Group and the Project
                 ------------------------------------------------------------
Development Group.  During the first three Contract Years, Unisource and ISSC
- -----------------
shall each provide office space for XXXX of (1) the centralized applications development and maintenance group (the "Central Development Group"), (2) the
                                        -------------------------
New Projects Development group (the "Project Development Group") and (3) the
                                     -------------------------
consulting/management group for the Projects (the "Consulting/Management
                                                   ---------------------
Group"), but in any event Unisource's XXXX of the office space pursuant to
- -----
this Section 10.03 shall XXXX XXXX XXXX XXXX XXXX. During the fourth through
     -------------
tenth Contract Years, ISSC shall XXXX at XXXX XXXX XXXX the office space for the Central Development Group, the Project Development Group and the Consulting/Management Group. During the Term and as part of the Systems Operations Services, XXXX shall provide office equipment, terminals and other materials necessary for the Central Development Group, the Project Development Group and the Consulting/Management Group to perform under this Agreement.

ARTICLE 11.  NEW SERVICES.
- ----------   ------------

          11.01  New Services.  Unisource may from time to time request that
                 ------------
ISSC perform services (1) outside the scope of the Services or (2) which require resources not covered by the Annual Services Charges or require additional start-up expenses (the "New Service(s)"). Upon receipt of such a request from
                        --------------
Unisource, ISSC shall inform Unisource as soon as practicable after receipt of Unisource's request as to whether ISSC desires to perform such New Service and, if so, ISSC shall provide Unisource with (a) a written description of the work ISSC anticipates performing in connection with such New Service, (b) a schedule for commencing and completing the New Service, (c) ISSC's prospective charges for such New Service (the "New Services Fees"), (d) when appropriate, a
                           -----------------
description of any software to be developed or modified by ISSC (the "New
                                                                      ---
Application(s)") or hardware to be provided by ISSC in connection with such
- --------------
New Service, (e) when appropriate, the software and hardware resources and run-time requirements necessary to develop and operate any New Applications, (f) the human resources necessary to develop and operate the product or provide the services, (g) when appropriate, a list of any existing applications or hardware included in or to be used in connection with such New Service, (h) when appropriate, acceptance test criteria and procedures in respect of any New Applications or any products or services and (i) function point estimate, if applicable. In the event Unisource elects to have ISSC perform the New Service, Unisource and ISSC shall execute a work order to this Agreement in substantially the form set forth in Schedule F (each, a "New Services Work Order"). ISSC shall
                      ----------           -----------------------
not begin performing any New Service until a New Services Work Order in respect of such New Service has been executed on behalf of Unisource. (The Systems Operations Services and the New Services collectively, the "Services".)
                                                            --------

          11.02  Third Party Services.  Notwithstanding any request made to
                 --------------------
ISSC by Unisource pursuant to Section 11.01, Unisource shall have the right to
                              -------------
contract with a third party to perform (1) any New Service, including systems operations and related services to augment or supplement the Services or to interface with the Systems and (2) a XXXX, if the XXXX XXXX determines that the XXXX XXXX XXXX XXXX for such XXXX is XXXX by XXXX or more. In the event Unisource contracts with a third party to perform any New Service, ISSC shall cooperate with Unisource and any such third party to the extent reasonably required by Unisource, including by providing: (1), in writing to the extent available in writing, requirements, standards and policies for systems operations so that the enhancements or developments of such third party may be operated by ISSC, (2) assistance and support services to such third party at current market prices and (3) third party access to the Systems in connection with such New Service. Unisource shall require any such third party to comply with ISSC's reasonable requirements regarding operations, confidentiality and security in accordance with the Procedures Manual. Unisource shall receive a XXXX from ISSC for any XXXX XXXX to ISSC resulting from the XXXX of a XXXX by a XXXX.

ARTICLE 12.  HUMAN RESOURCES.
- ----------   ---------------

          12.01  Affected Employees.  ISSC or IBM Canada shall extend an offer
                 ------------------
of employment to those Unisource employees set forth in Schedule O (the
                                                        ----------
"Affected Employees") with an employment start date (the "Start Date") of not
 ------------------                                       ----------
later than January 17, 1994.

          12.02  Hiring Requirements.  ISSC or IBM Canada shall hire those
                 -------------------
Affected Employees receiving offers who:

     (1) are employed by Unisource and have not been reassigned to an out-of-scope position within Unisource as of the date the offer is made;

     (2) meet ISSC's customary pre-employment screening procedures for health, drug and background criteria or IBM Canada's customary pre-employment screening procedures;

     (3) accept the offer of employment from ISSC or IBM Canada within five business days from the date the offer is made; and

     (4) if requested by Unisource, sign a release substantially in the form set forth in Schedule X ((1) through (4) collectively, the "XXXX XXXX").

ISSC or IBM Canada shall make hiring decisions regarding the Affected Employees based on the XXXX XXXX. ISSC or IBM Canada shall be solely responsible for making such hiring decisions, subject to the provisions of this Section 12.02.
                                                                -------------
Those Affected Employees not receiving a final employment offer or who decline a final employment offer from ISSC or IBM Canada shall remain the responsibility of Unisource.

          12.03  Compensation.  Each offer of employment to an Affected Employee
                 ------------
shall include an initial base salary of XXXX XXXX XXXX the XXXX XXXX that XXXX such XXXX XXXX XXXX from XXXX XXXX of the XXXX XXXX. The Affected Employees' XXXX XXXX as of the Agreement Date are set forth in XXXX. In addition to XXXX of such XXXX, ISSC and IBM Canada, as appropriate, shall XXXX up to

XXXX in the XXXX (the "XXXX")to the XXXX XXXX in XXXX as XXXX for XXXX, according to ISSC or IBM Canada's normal XXXX and XXXX XXXX for services performed in the Current Environment. ISSC's and IBM Canada's obligation to XXXX from the XXXX to an XXXX XXXX XXXX shall XXXX upon the XXXX XXXX XXXX for such XXXX Unisource Service Location. Unisource shall receive a XXXX from ISSC for the XXXX of XXXX unused XXXX of the XXXX XXXX. ISSC or IBM Canada, as appropriate, shall offer XXXX to the Affected Employees for positions comparable, with some exceptions in XXXX and XXXX positions, to the positions in which such Affected Employees are employed as of the Agreement Date. Each offer to an Affected Employee shall include the XXXX XXXX XXXX to similarly situated ISSC or IBM Canada employees; provided, however, that the Affected Employees' tenure with Unisource as set forth in Schedule O shall be added to such
                                      ----------
employees' length-of-service with (1) ISSC when calculating (a) vacation eligibility and (b) vesting in ISSC's pension plan and (2) IBM Canada when calculating (i) vacation eligibility, (ii) XXXX and (iii) vesting in IBM Canada pension plan. While the Affected Employees' tenure with Unisource as set forth in Schedule O shall be added to such employees' length-of-service with ISSC
   ----------
or IBM Canada when calculating vesting in ISSC's or IBM Canada's pension plans, the actual pension benefits earned under ISSC's or IBM Canada's pension plan by such employees shall be determined solely by the Affected Employees length-of-service with ISSC or IBM Canada.

          12.04  Responsibilities.  Prior to the applicable Start Dates and
                 ----------------
subject to Section 12.05, (1) Unisource shall be responsible for staffing of the
           -------------
Unisource Service Locations and (2) all Affected Employees shall perform their duties under the direction and control of Unisource and shall be treated as Unisource employees for all purposes throughout such period; provided, however, that nothing herein shall be interpreted so as to relieve ISSC of its obligations to provide the Services as of the Commencement Date.

          12.05  Reassignment.  Prior to the applicable Start Dates, Unisource
                 ------------
shall review with and receive ISSC's or IBM Canada's concurrence before reassigning any Affected Employees to out-of-scope positions within Unisource. Replacements for the Affected Employees that are either reassigned within or resign from Unisource prior to the applicable Start Dates shall be selected by Unisource and approved by ISSC or IBM Canada, as appropriate.

          12.06  XXXX Employment XXXX. Those XXXX XXXX XXXX by (1) ISSC shall
                 --------------------
be offered a XXXX XXXX XXXX of not XXXX than XXXX and (2) those XXXX XXXX by IBM Canada shall be offered an XXXX of XXXX ((1) and (2) each, the "XXXX XXXX
                                                                ---------
XXXX"); provided, however, that nothing herein shall limit ISSC's or IBM
- ----
Canada's XXXX to XXXX an XXXX XXXX for XXXX based on XXXX or XXXX XXXX or

XXXX (the "XXXX"). IBM Canada's standard practices for XXXX of XXXX and XXXX, if applicable, shall be used to determine if any XXXX are XXXX to IBM Canada XXXX. Upon the applicable XXXX XXXX, ISSC or IBM Canada shall for XXXX of the XXXX either:

       (a) XXXX the XXXX XXXX without a pre-defined XXXX;

       (b) XXXX the XXXX in XXXX or XXXX current XXXX for some defined XXXX of XXXX; or

       (c) XXXX the XXXX XXXX.

If ISSC or IBM Canada intends to XXXX (other than for the XXXX) any XXXX (i) after the XXXX of the XXXX, or any XXXX thereto as specified in Section XXXX
                                                                ------------
(b), and (ii) XXXX to or XXXX the XXXX for such XXXX Unisource XXXX, ISSC or IBM
- ---
Canada, as appropriate, shall XXXX such XXXX at least XXXX notice of such intent.

          12.07  ISSC XXXX XXXX. If an XXXX XXXX (1) does not, pursuant to
                 --------------
Section XXXX (a), XXXX an XXXX of XXXX with ISSC or (2) is XXXX (other
- ----------------
than for the XXXX) by ISSC (a) after the XXXX of the XXXX XXXX XXXX, or any extension thereto as specified in Section XXXX(b), and (b) XXXX to or on the
                                  ---------------
XXXX XXXX XXXX for such XXXX XXXX Unisource

XXXX XXXX, such XXXX shall, upon XXXX from XXXX, XXXX:

        (i) a XXXX XXXX XXXX to XXXX of the XXXX XXXX XXXX for XXXX XXXX and XXXX of XXXX with XXXX as set forth in Schedule X and XXXX;
                                                    ----------
             provided, however, that the XXXX XXXX XXXX pursuant to this Section
                                                                         -------
             12.07(i) shall not XXXX XXXX of such XXXX XXXX XXXX;
             --------

       (ii) a XXXX XXXX to the XXXX XXXX of the XXXX of XXXX the XXXX XXXX then-current XXXX XXXX for a XXXX of XXXX equal to the XXXX of XXXX as XXXX above in Section 12.07(i) ((i) and (ii) collectively, the
                              ----------------
             "ISSC XXXX XXXX"); and
              ---------------

      (iii)  upon XXXX a XXXX from XXXX XXXX XXXX of the XXXX XXX XXX the "ISSC
                                                                           ----
             XXXX XXXX XXXX").
             ---------------
The ISSC XXXX and ISSC XXXX XXXX shall be considered as XXXX to the XXXX for XXXX XXXX XXXX.

          12.08  IBM Canada XXXX. If an XXXX XXXXX (1) does not, pursuant
                 ---------------
to Section XXXX(a), accept an XXXX of XXXX with  XXXX or (2) is XXXX (other
   ---------------
than for the XXXX) by XXXX (a) after the XXXX of the XXXX, or any XXXX thereto as specified in Section XXXX(b), and (b) prior to or on
                ---------------
the XXXX for such XXXX XXXX such XXXX shall, upon XXXX from XXXX XXXX, XXXX:
       (i) a XXXX equal to (A) XXXX of the XXXX XXXX XXXX for XXXX XXXX and XXXX XXXX XXXX of XXXX with XXXX as set forth in Schedule XXXX and
                                                              -------------
             XXXX; provided, however, that the XXXX XXXX XXXX in this Section
                                                                      -------
             12.08(i)(A) shall XXXX XXXX XXXX of such XXXX, and (B) XXXX of the
             -----------
             XXXX; and

      (ii) a XXXX XXXX XXXX to the XXXX of XXXX the Affected Employee's current XXXX XXXX for a XXXX of XXXX XXXX to the XXXX of the XXXX XXXX provided in Section 12.08(i)(A) ((i) and (ii) collectively,
                              -------------------
             the "XXXX").
                  ----

(The ISSC XXXX XXXX, ISSC XXXX XXXX and the XXXX collectively, the "XXXX".) The
                                                                    ----
XXXX XXXX shall be treated as permitted under the XXXX of XXXX at the XXXX of the XXXX.

          12.09  XXXX and XXXX Responsibilities.  Unisource shall have XXXX XXXX
                 -------------------------------
for the Separation Allowances for the period specified in Section 12.07 and
                                                          -------------
Section 12.08.  ISSC or IBM Canada shall XXXX, XXXX and XXXX to the XXXX XXXX
- -------------
XXXX the XXXX

XXXX and XXXX XXXX for the XXXX XXXX XXXX on a XXXX.

          12.10  Termination of Responsibility.  Unisource's XXXX XXXX for the
                 -----------------------------
XXXX XXXX and ISSC's and IBM's Canada's obligation to provide at least XXXX XXXX notice prior to XXXX of an Affected Employee pursuant to Section 12.06 shall (1)
                                                         -------------
be XXXX by ISSC or IBM Canada, as appropriate, on a XXXX XXXX XXXX by XXXX XXXX XXXX XXXX and (2) XXXX in respect of the XXXX XXXX XXXX as of the XXXX XXXX for each such XXXX Unisource XXXX XXXX.

          12.11  Human Resource Representative.  The ISSC representative
                 -----------------------------
responsible for the transition of the Affected Employees to ISSC and IBM Canada is Joe Lockaby (the "HR Representative"). Prior to the Start Date, ISSC or IBM
                     -----------------
Canada shall not replace or reassign the HR Representative without Unisource's consent except by reason of death, disability or termination.

          12.12  Affected Employee Replacements.  Except as described in Section
                 ------------------------------                          -------
3.14, ISSC shall be responsible for (1) filling the positions of any Affected
- ----
Employees not hired by ISSC pursuant to this Article 12 and (2) replacements for
                                             ----------
the Affected Employees ((1) and (2) collectively, the "Affected Employee
                                                       -----------------
Replacements"; each, an "Affected Employee Replacement") until the Location
- ------------             -----------------------------
Completion Date of the Unisource Service Location for any such Affected Employee Replacement. ISSC shall be

XXXX for the XXXX and XXXX for the XXXX XXXX XXXX. The completion and severance allowances for the Affected Employee Replacements shall be XXXX, and XXXX in the XXXX as, the ISSC XXXX and the ISSC XXXX or the XXXX XXXX as applicable. Unisource shall receive a XXXX from XXXX XXXX to the XXXX of any XXXX included in the XXXX XXXX XXXX for any XXXX of the XXXX XXXX that are not XXXX within XXXX of the XXXX such XXXX became XXXX until any such XXXX is XXXX.

ARTICLE 13.  PROJECT TEAM.
- ----------   ------------

          13.01  Joint Advisory Committee.  By January 31, 1994, Unisource and
                 ------------------------
ISSC shall each appoint four members of its management staff, including the ISSC Project Executive, the Senior Unisource IS Executive and the Unisource IS Executive to serve on a joint advisory committee (the "Joint Advisory
                                                       --------------
Committee"). Unisource shall designate one of its four members on the Joint Advisory Committee to act as the chairman of the Joint Advisory Committee. The Joint Advisory Committee shall be authorized and responsible for (1) generally overseeing the performance of this Agreement, (2) conducting quarterly reviews of the progress of the Projects, (3) conducting annual reviews of (a) the operating and strategic plans prepared by the ISSC Project Executive and (b) performance objectives and measurements for the subsequent Contract Year and (4) resolving disputes between Unisource and ISSC.

          13.02  ISSC Project Executive.  ISSC shall (1) appoint an individual
                 ----------------------
who from the Commencement Date shall be in charge of implementing the Services on a full-time basis and (2) replace this individual when required or permitted pursuant to this Section 13.02 (each such individual, an "ISSC Project
                 -------------                            ------------
Executive").  ISSC's appointment of any ISSC Project Executive shall be subject
- ---------
to Unisource's consent. The initial ISSC Project Executive shall be Sean Ryan. ISSC shall not XXXX or XXXX an ISSC Project Executive during the XXXX XXXX XXXX of XXXX or XXXX XXXX as the ISSC XXXX XXXX unless (1) XXXX XXXX to such XXXX or XXXX or (2) the ISSC XXXX (a) XXXX XXXX from ISSC, (b) is XXXX by XXXX for
(i) XXXX (e.g., XXXX, XXXX XXXX, XXXX) or (ii) XXXX XXXX to XXXX XXXX or XXXX
          ----
XXXX and XXXX pursuant to this Agreement in XXXX XXXX XXXX or (c) is XXXX to XXXX due to XXXX or XXXX XXXX or XXXX ((1) and (2) in respect of the ISSC XXXX and any ISSC XXXX collectively, the "XXXX; each, a "XXXX"). In the event that
                                     ----           ----
Unisource notifies ISSC that Unisource wishes ISSC to replace the ISSC Project Executive, Unisource and ISSC shall meet to attempt to resolve Unisource's concerns. If Unisource and ISSC are not able to resolve Unisource's concerns within XXXX days (or such other time period as the Parties may agree) after Unisource's notice to ISSC that Unisource wishes to replace the ISSC Project Executive, XXXX shall XXXX the XXXX XXXX with an XXXX XXXX to XXXX. Except as may result from XXXX or XXXX or as may be agreed to by Unisource, no more than XXXX shall XXXX as the ISSC XXXX during the Term.

          13.03  ISSC XXXX XXXX.  As of the Commencement Date and from time to
                 ---------------
 time as Unisource and ISSC may agree during the Term, Unisource and ISSC shall designate XXXX XXXX of ISSC or ISSC's XXXX as XXXX XXXX (collectively, the "ISSC
                       -------------------                                  ----
XXXX"; each, an "ISSC XXXX XXXX" who shall be XXXX to the Unisource XXXX XXXX.
- ----             --------------
The initial ISSC XXXX XXXX are those XXXX listed in Schedule S. Except for a
                                                    ----------
XXXX or XXXX of the ISSC XXXX due to the occurrence of a XXXX XXXX, ISSC shall
(1) not XXXX or XXXX any ISSC XXXX (a) designated as an ISSC XXXX in respect of the Current Environment until the XXXX XXXX XXXX or (b) any other ISSC XXXX for XXXX after XXXX or XXXX XXXX as an ISSC XXXX XXXX (2) not XXXX or XXXX any ISSC XXXX if such XXXX or XXXX would XXXX XXXX Unisource's XXXX and (3) only XXXX or XXXX an ISSC XXXX upon such notice to Unisource as may be practicable under the circumstances. Except as may result from XXXX or XXXX, or as may be XXXX to by XXXX no more than (i) XXXX XXXX in the XXXX and (ii) XXXX XXXX in the New Environment shall serve in any XXXX identified in Schedule S during the Term.
                                                  ----------

          13.04  Unisource IS Executives.  During the Term, Unisource shall
                 -----------------------
maintain a designated representative (the "Senior
                                           ------

Unisource IS Executive") who will be (1) a senior manager of Unisource and (2)
- ----------------------
authorized to act as the primary point of contact for ISSC in dealing with major strategic issues and overall management of Unisource's obligations under this Agreement. The initial Senior Unisource IS Executive shall be John J. McKiernan. In addition, during the Term, Unisource shall maintain a designated representative (the "Unisource IS Executive") who will be authorized to act as
                     ----------------------
the primary point of contact for ISSC in dealing with day-to-day decisions and strategies. The initial Unisource IS Executive shall be Richard J. Hrapczynski.

          13.05  Unisource XXXX XXXXX.  Certain XXXX of Unisource whom
                 --------------------
Unisource and ISSC consider important to the operation of the Current Environment are designated in Schedule S (collectively, the "Unisource XXXX
                              ----------                     --------------
XXXX" each, a "XXXX XXXX XXXX").  Unisource shall use reasonable efforts
- ----           --------------
to make the Unisource XXXX XXXX to ISSC until the XXXX XXXX XXXX for such Unisource XXXX Unisource Service Location. Nothing in this Agreement shall prevent Unisource from XXXX the XXXX XXXX XXXX pursuant to Unisource's normal XXXX XXXX. If XXXX XXXX or XXXX a Unisource XXXX prior to the Location XXXX XXXX for such Unisource XXXX XXXX Unisource Service Location (except for the Senior Unisource XXXX XXXX and Unisource XXXX), Unisource shall provide an XXXX with XXXX XXXX to XXXX such Unisource XXXX XXXX until the applicable Location XXXX XXXX.

          13.06  Project Staff.  Upon the Migration Completion Date, ISSC shall
                 -------------
implement the organizational structure in respect of ISSC's project staff agreed upon by Unisource and ISSC. ISSC shall provide Unisource with notice of any changes to such project staff. ISSC shall appoint sufficient staff of suitable training and skills to provide the Services.

          13.07  Subcontractors.  Except with respect to application
                 --------------
development, data communications and the Projects, ISSC may subcontract any of the Services without Unisource's consent. Unisource hereby consents to ISSC's use of Ernst & Young, DAI, Robocom Systems Inc. and Routing Technology Software, Inc. as subcontractors under this Agreement to perform the particular services contemplated by this Agreement as being provided by such subcontractors.

          13.08  XXXX Except as approved by Unisource, ISSC shall XXXX the
                 ----
ISSC XXXX XXXX or any ISSC XXXX, and ISSC shall cause XXXX and XXXX as subcontractors under this Agreement to XXXX any XXXX XXXX of such entity, for XXXX from the date such ISSC XXXX or such ISSC XXXX was XXXX from the project staff from XXXX for (1) the XXXX or (2) the XXXX or XXXX by (a) XXXX (including XXXX XXXX XXXX), (b) XXXX (including XXXX and (c) XXXX (including XXXX) ((1) and
(2) collectively, the "XXXX ). ISSC XXXX
                       ----
into a XXXX XXXX or XXXX XXXX services arrangement with any of the XXXX XXXX.

          13.09  Confidentiality.  Each of ISSC and IBM Canada, as appropriate,
                 ---------------
shall require all members of the project staff to sign a confidentiality agreement substantially in the form set forth in Schedule Z. Unisource shall be
                                                 ----------
a third party beneficiary of any such confidentiality agreement.


ARTICLE 14.  ERNST & YOUNG.
- ----------   -------------
          14.01  Subcontracting Relationship.  ISSC shall enter into a
                 ---------------------------
subcontracting relationship with Ernst & Young which is at least coterminous with this Agreement.

          14.02  XXXX or XXXX.  Except as expressly set forth in
                 ------------
this Section 14.02, ISSC may not XXXX or XXXX Ernst & Young XXXX
     -------------
XXXX XXXX.  If ISSC in good faith determines that XXXX XXXX XXXX is
XXXX to XXXX its XXXX XXXX under its XXXX with XXXX XXXX XXXX XXXX to XXXX XXXX XXXX XXXX, XXXX shall XXXX to XXXX a XXXX XXXX the XXXX of XXXX XXXX XXXX
XXXX. XXXX shall XXXX the XXXX and if XXXX, in XXXX reasonable XXXX, XXXX that XXXX XXXX XXXX is not XXXX XXXX XXXX XXXX under XXXX XXXX with XXXX, XXXX may XXXX and, upon XXXX XXXX, replace XXXX XXXX XXXX as a XXXX under this
XXXX. If XXXX XXXX in its reasonable XXXX that XXXX XXXX XXXX is XXXX its XXXX XXXX under XXXX XXXX with XXXX and XXXX XXXX this XXXX, XXXX may upon XXXX to XXXX XXXX the XXXX to the Joint

Advisory Committee pursuant to Section 25.01. If it is determined that XXXX
                               -------------                           ----
has XXXX to XXXX XXXX XXXX XXXX under XXXX XXXX with XXXX, XXXX may XXXX XXXX and XXXX XXXX with a XXXX agreed upon by both Parties. If it is XXXX that XXXX XXXX has XXXX XXXX XXXX XXXX under XXXX XXXX with XXXX and XXXX its XXXX with XXXX without XXXX XXXX, XXXX may XXXX this XXXX without XXXX of a XXXX XXXX.

          14.03  Ernst & Young Project Executive.  An individual from Ernst &
                 -------------------------------
Young shall be designated who from the Commencement Date shall serve as Unisource's primary contact (the "E&Y Project Executive"). The initial E&Y
                                  ---------------------
Project Executive shall be Tony Madrigale. The E&Y Project Executive shall be considered an ISSC Key Employee for the purposes of Section 13.03.
                                                    -------------

          14.04  Non-Compete.  ISSC shall cause Ernst & Young as a subcontractor
                 -----------
under this Agreement XXXX to XXXX into an XXXX with any of the XXXX XXXX pursuant to which Ernst & Young may XXXX XXXX XXXX and XXXX XXXX, XXXX organizational XXXX, organizational XXXX or XXXX to XXXX of the XXXX.

          14.05  Terms and Conditions.  As a requirement of ISSC's contractual
                 --------------------
relationship with Ernst & Young, ISSC shall expressly cause Ernst & Young to be bound by the following provisions of this Agreement: this Article XXXX, Article
                                                          ------------  -------
XXXX and
- ----

Article XXXX; provided, however, that the obligations of Section XXXX shall not
- ------------                                             ------------
XXXX to XXXX Ernst & Young is XXXX to XXXX by XXXX XXXX in its XXXX as auditor of Unisource.


ARTICLE 15.  MANAGEMENT AND CONTROL.
- ----------   ----------------------

          15.01  Procedures Manual.  Prior to the commencement of the Operation
                 -----------------
Readiness Tests in respect of the first Unisource Service Location migrated to the XXXX XXXX XXXX and as part of the Systems Operations Services, ISSC shall, in the form and scope agreed upon by Unisource and ISSC, deliver to Unisource, for Unisource's approval, a management procedures manual substantially in the form set forth in Schedule P (the "Procedures Manual"). ISSC shall
                  ----------       -----------------
periodically update in accordance with Schedule E, and provide to Unisource,
                                       ----------
the Procedures Manual to reflect any changes in the operation or procedures described therein within a reasonable time after such changes were made.

          15.02  Change Control Procedures.  Prior to the commencement of the
                 -------------------------
Operation Readiness Tests in respect of the first Unisource Service Location migrated to the XXXX XXXX XXXX and as part of the Systems Operations Services, ISSC shall deliver to Unisource, for Unisource's approval, a written description of the change control procedures described in Schedule H and set forth in the
                                              ----------
Procedures Manual (the "Change Control Procedures").  All changes to the
                        -------------------------
Systems that would materially alter the functionality or technical environment of the Systems and all material changes to the Projects (each, a

"Change"; collectively, "Changes"), shall be made pursuant to the Change Control
 ------                  -------
Procedures. No Change shall be implemented without Unisource's approval except as may be necessary on a temporary basis to maintain the continuity of the Services. ISSC shall (1) schedule all projects and Changes so as not to unreasonably interrupt Unisource's business operations, (2) prepare and deliver to Unisource each month a rolling schedule for ongoing and planned Changes for the next three-month period, (3) monitor the status of Changes against the applicable schedule and (4) document and provide to Unisource notification (which may be given orally provided that such oral notice is confirmed in writing to Unisource within five business days) of all Changes performed on a temporary basis to maintain the continuity of the Services no later than the next business day after the Change is made. The Change Control Procedures shall be included in the Procedures Manual.

          15.03  User Procedures Manuals.  Prior to the commencement of the
                 -----------------------
Operation Readiness Test in respect of the first Unisource Service Location migrated to the Restructured Business Platform and as part of the Systems Operations Services, ISSC shall deliver to Unisource, for Unisource's approval, user procedures manuals and related documentation in respect of the XXXX
XXXX XXXX (the "User Procedures Manuals"). In consideration of the
                -----------------------
payments made pursuant to Section 21.01, ISSC hereby assigns, and shall cause
                          -------------
its subcontractors, employees and agents to assign, to Unisource all rights in and interests to the User Procedures Manuals.

ARTICLE 16.  SOFTWARE AND PROPRIETARY RIGHTS.
- ----------   -------------------------------

          16.01  Unisource Software.  Subject to Article 18, Unisource hereby
                 ------------------              ----------
grants to ISSC solely to provide the Services a non-exclusive, non-transferable right to have access to and (1) operate (a) the Unisource proprietary software operated by the Affected Employees prior to the Commencement Date, including the proprietary software listed in Schedule A and Schedule B, and (b), to the extent
                               ----------     ----------
agreed upon by the Parties, any Unisource proprietary software acquired by Unisource or on behalf of Unisource in Unisource's name after the Commencement Date for use in connection with the Services ((a) and (b) collectively, the "Unisource Proprietary Software"), (2) operate (i) the software licensed or
 ------------------------------
leased by Unisource from a third party which was operated by the Affected Employees prior to the Commencement Date, including the licensed or leased software listed in Schedule A or Schedule B, and (ii), to the extent agreed upon
                   ----------    ----------
by the Parties, any software licensed or leased by Unisource from a third party after the Commencement Date ((i) and (ii) collectively, the "Unisource Third
                                                             ---------------
Party Software") and (3) use any related documentation in Unisource's possession
- --------------
on or after the Commencement Date ((1), (2) and (3) collectively, the "Unisource
                                                                       ---------
Software"). ISSC may sublicense to ISSC's subcontractors and agents (the "ISSC
- --------                                                                  ----
Agents") the right to have access to, operate and use the Unisource Software to
- ------
the extent contemplated by this Agreement and as may otherwise be agreed to by the Parties. Upon expiration of this Agreement or termination of this Agreement for any reason, (x) the rights granted to ISSC and the ISSC Agents in this Section 16.01 shall immediately revert to Unisource
                            -------------
and (y) ISSC shall (A) deliver to Unisource, at no cost to Unisource, a current copy of all of the Unisource Software in the form in use as of the date of such expiration or termination and (B) destroy or erase all other copies of the Unisource Software in ISSC's or the ISSC Agents' possession.

          16.02  Developed Software.  (1)  Any (a) enhancements or modifications
                 ------------------
to the Unisource Software shall be and shall remain the exclusive property of Unisource or its third party licensor and (b) software, including enhancements and modifications, developed by ISSC or the ISSC Agents pursuant to this Agreement, except for the enhancement and modifications described in (i) Section
                                                                         -------
16.02(2) and (ii) the DAI License Agreement as owned by DAI, shall be and shall
- --------
remain the exclusive property of Unisource ((a) and (b) collectively, the

"Developed Software").  (2)  Except in respect of enhancements or modifications
- -------------------
relating to the provision or distribution of printing papers, packaging equipment and packaging films, industrial papers or janitorial or maintenance supplies, Unisource shall have no proprietary rights to any enhancements or modifications to Ernst & Young's pre-existing software tools, methodologies, models, or related documentation. (3) In consideration of the payments made pursuant to Section 21.01, ISSC hereby assigns, and shall cause its employees
            -------------
and the ISSC Agents to assign, to Unisource all rights in and interests to the Developed Software. (4) Unisource hereby grants to ISSC a non-exclusive, non-transferable right to use the Developed Software solely to provide the Services. (5) Upon expiration of this Agreement or termination of this Agreement for any reason, the rights granted to ISSC and the ISSC Agents in this Section 16.02 shall immediately revert to Unisource and ISSC
                    -------------
shall (x) deliver to Unisource, at no cost to Unisource, a current copy of all Developed Software (including source code) in the form in use as of the date of such expiration or termination and (y) destroy or erase all other copies of the Developed Software in ISSC's or the ISSC Agent's possession.

          16.03  ISSC Software.  All software and related documentation (1) (a)
                 -------------
owned by ISSC or its affiliates prior to the Commencement Date or of which ISSC or its affiliates acquire ownership of after the Commencement Date, which is used in connection with the Services and (b) developed by ISSC after the Commencement Date which is not Developed Software ((a) and (b) collectively, the "ISSC Proprietary Software") and (2) licensed or leased from a third party by
 -------------------------
ISSC prior to or after the Commencement Date which will be used in connection with the Services (the "ISSC Third Party Software") ((1) and (2) collectively,
                        -------------------------
the "ISSC Software") is, or will be, and shall remain, the exclusive property of
     -------------
ISSC or its third-party licensor and Unisource shall have no rights or interests to the ISSC Software except as described in this Section 16.03 and Section
                                                 -------------     -------
26.07.  ISSC shall make the ISSC Software available to Unisource during the
- -----
Term for use in connection with the Services at no additional cost to Unisource other than as expressly provided in this Agreement. Subject to Section 26.07
                                                                -------------
with
respect to ISSC Third Party Software, ISSC shall deliver to Unisource a copy of, and hereby grants, or shall cause to be granted, to Unisource a perpetual (or, if perpetual is not commercially available, a commercially reasonable term), non-exclusive, non-transferable license to use, sublicense and to permit a third party to use solely in connection with providing services to Unisource the ISSC Software upon the expiration or termination of this Agreement.

          16.04  Changes and Upgrades to Software.  Except as may be approved by
                 --------------------------------
Unisource, ISSC shall not make any changes or modifications to the Unisource Software, the Developed Software and the ISSC Software (collectively, the "Software") that would adversely alter the functionality of the Software,
 --------
degrade the performance of the Software or affect the day-to-day operations of Unisource's business. In addition, ISSC shall pay the cost of any modification or enhancement to, or substitution for, the Unisource Software, the Developed Software and any other equipment or software used in connection with the Services necessitated by (1) unauthorized changes to the Unisource Software or the Developed Software or (2) changes to the ISSC Software (except as Unisource may request or as may result from the implementation of a New Service) or the operating environment of the ISSC Software.

          16.05  Access to Case Tools and Methodologies.  ISSC shall provide to
                 --------------------------------------
Unisource and Unisource's agents, upon Unisource's request, access to the Software; provided, however, that any non-Unisource personnel provided access to case tools, methodologies, testing tools, EDI tools, systems management and performance tools and Ernst and Young's Navigator Systems Services(SM) methodology software shall execute ISSC's or its subcontractors' standard third-party consultant confidentiality agreement.

ARTICLE 17.  XXXX.
- ----------

          17.01  Agent and Subcontractor.  Unisource hereby appoints ISSC as
                 -----------------------
Unisource's agent as of the Agreement Date, and ISSC hereby accepts such agency as of the Agreement Date, solely for the purpose of managing and administering the XXXX License Agreement. Unisource hereby consents to ISSC's use of XXXX as a subcontractor for the purposes of providing maintenance and development services under the XXXX Maintenance Agreement and the XXXX Services Agreement.

          17.02  Responsibility.  ISSC shall assume all responsibility for the
                 --------------
functionality, delivery, implementation and performance of the DAI Software upon
(1) delivery of version 8.0 of the DAI Software, (2) the successful completion of the stress test described in Schedule N and (3) the comparison of the
                                ----------
Unisource requirements to the functionality of the XXXX Software ((1), (2) and
(3) collectively, the "XXXX Prerequisites"). In the event the XXXX Prerequisites
                       ------------------
are not achieved, the Joint Advisory Committee shall review the direction and feasibility of the XXXX XXXX XXXX and, as appropriate, amend this Agreement.

          17.03  Proprietary Rights.  The DAI License Agreement shall provide
                 ------------------
that all enhancements to and modifications of the

DAI Software performed by ISSC, the ISSC Agents, Unisource or its agents or subcontractors after the expiration or termination of the DAI Maintenance Agreement for any reason shall be owned by Unisource. ISSC hereby assigns, and shall cause its employees and the ISSC Agents to assign, to Unisource all rights or enhancements to and modification of the XXXX Software performed by ISSC, its employees or the ISSC Agents after the expiration or termination of the XXXX Maintenance Agreement for any reason.

          17.04  Assignment.  ISSC shall cause the XXXX Maintenance Agreement
                 ----------
and the XXXX Services Agreement to be assignable to Unisource or its designee without any assignment or transfer charge. Upon the expiration of this Agreement or termination of this Agreement for any reason, ISSC shall assign to Unisource or its designee the XXXX Maintenance Agreement and the XXXX Services Agreement.

ARTICLE 18.  DATA AND REPORTS.
- ----------   ----------------

          18.01  Ownership of Unisource Data.  All data and information
                 ---------------------------
submitted to ISSC by Unisource in connection with the Services (the "Unisource
                                                                     ---------
Data") is and shall remain the property of Unisource.  The Unisource Data shall
- ----
not be (1) used by ISSC other than in connection with providing the Services,
(2) disclosed, sold, assigned, leased or otherwise provided to third parties by ISSC or (3) commercially exploited by or on behalf of ISSC, its employees or agents.

          18.02  Correction of Errors.  XXXX XXXX XXXX XXXX, ISSC shall promptly
                 --------------------
correct any errors or inaccuracies in the Unisource Data caused by ISSC. XXXX XXXX XXXX, ISSC shall promptly correct any other errors or inaccuracies in the Unisource Data. Unisource is responsible for (1) the accuracy and completeness of the Unisource Data submitted by Unisource to ISSC and (2) any errors in and with respect to data obtained from ISSC because of any inaccurate or incomplete Unisource Data.

          18.03  Return of Data.  Upon request by Unisource at any time, ISSC
                 --------------
shall (1) at Unisource's expense, promptly return to Unisource, in the format and on the media requested by Unisource, all Unisource Data and (2) erase or destroy all Unisource Data in ISSC's possession. Any archival tapes containing Unisource Data shall be used solely for back-up purposes.

          18.04  Reports.  Commencing as of the Commencement Date, ISSC shall
                 -------
provide to Unisource those management and production reports (1) prepared by Unisource as of the Commencement Date and (2) described in Schedule Y ((1) and
                                                           ----------
(2) collectively, the "Reports"). ISSC shall provide Unisource with such
                       -------
documentation and information as may be requested by Unisource from time to time in order to verify the accuracy of the Reports.

ARTICLE 19.  CONSENTS.
- ----------   --------

          19.01  Unisource Consents.  All consents (except for consents relating
                 ------------------
to hardware changes in the Current Environment requested by ISSC which are not due to capacity changes) necessary to allow ISSC and the ISSC Agents as of the Commencement Date to have access to and operate in accordance with Section 16.01
                                                                   -------------
the Unisource Software in the Current

Environment, as such Current Environment is currently configured or as reconfigured at Unisource's direction, until the Migration Completion Date (the "Unisource Consents") shall be obtained by Unisource with ISSC providing such
 ------------------
assistance as may be requested by Unisource. Unisource shall XXXX any XXXX of obtaining the XXXX XXXX, except as may relate to XXXX XXXX XXXX by XXXX, XXXX ("XXXX") or an XXXX or XXXX of XXXX or XXXX. In addition,
  ----
Unisource shall be XXXX for any XXXX (1) attributable to XXXX by XXXX arising XXXX to the XXXX (2) relating to XXXX in the XXXX Environment resulting from the need for XXXX XXXX requested or otherwise required by Unisource and (3) of obtaining any XXXX XXXX to XXXX XXXX to XXXX XXXX to provide the Services any data processing assets leased or owned by Unisource in the New Environment as may be agreed upon by the Parties.

          19.02  ISSC Consents.  All consents necessary to allow (1) ISSC to
                 -------------
provide the Services and to allow the ISSC Agents to perform their obligations under this Agreement in the New Environment (except for consents to allow ISSC to use solely to provide the Services any data processing assets leased or owned by Unisource in the New Environment as may be agreed upon by the Parties), (2) ISSC and the ISSC Agents to provide the Services in the Current Environment except as provided for in Section 19.01, (3) ISSC and the ISSC Agents to use (a)
                          -------------
and assign to Unisource the Developed Software, (b) the ISSC Software, (c) any data processing assets leased or owned by ISSC and (d) any third-
party services and (4) Unisource, its subcontractors and agents to continue to use the Developed Software, the ISSC Software, any assets leased or owned by ISSC and the ISSC Agents that are used by ISSC and the ISSC Agents to provide the Services and any third-party services retained by ISSC to provide the Services upon the expiration or termination of this Agreement ((1) through (4) collectively, the "ISSC Consents") shall be obtained by ISSC with Unisource
                   -------------
providing such assistance as may be requested by ISSC. ISSC shall XXXX any XXXX
(i) of obtaining the ISSC Consents, (ii) XXXX by XXXX and XXXX (except for XXXX XXXX to XXXX by XXXX against XXXX arising XXXX to the XXXX) and (iii) relating to XXXX XXXX in the XXXX requested by XXXX which are not due to XXXX.

ARTICLE 20.  CONTINUED PROVISION OF SERVICES.
- ----------   -------------------------------

          20.01  Disaster Recovery Plan in the Current Environment.  In the
                 -------------------------------------------------
Current Environment and as part of the Current Services, ISSC shall maintain, and implement in the event of a disaster, the on-site and off-site disaster recovery procedures in effect at the Unisource Service Locations as of the Commencement Date.

          20.02  Disaster Recovery Plan in the New Environment.  In the New
                 ---------------------------------------------
Environment and as part of the New Environment Services, ISSC shall (1) implement ISSC's business recovery services (the "Disaster Recovery Plan"), (2)
                                                  ----------------------
periodically update and test the operability of the Disaster Recovery Plan in effect at that time, (3) upon Unisource's request, certify to Unisource that the Disaster Recovery Plan is fully operational at least once every Contract Year, (4) implement the Disaster Recovery Plan upon the occurrence of a disaster (a) at the ISSC Data Center, or other ISSC data center or location from which the Services are provided, or (b) otherwise affecting the provisions or receipt of the Services (a "Disaster"), (5) consult with Unisource regarding the
                            --------
priority to be given to the Services during the pendency of a Disaster and (6) not be excused from implementing the Disaster Recovery Plan as a result of a Force Majeure Event. ISSC shall restore (i) Customer Service, including order management, order status, inventory availability and pricing, at all Unisource Service Locations, (ii) the ability to generate picking tags at all Unisource Service Locations and (iii) the Data Network in respect of all Unisource Service Locations ((i) through (iii) collectively, the "Critical Services") within XXXX
                                                -----------------
of the occurrence of a Disaster. For the purposes of this Section 20.02, ISSC
                                                          -------------
shall have restored the relevant services when ISSC is able to send, receive and process data for all of the Unisource Service Locations. ISSC may, upon notice to Unisource, modify or change the Disaster Recovery Plan at any time; provided, however, that such change or modification shall not adversely affect ISSC's ability to restore the Services.

          20.03  Force Majeure.  Neither Unisource nor ISSC shall be liable for
                 -------------
any delay in the performance of its obligations pursuant to this Agreement (1) provided that such delay (a) could not have been prevented by reasonable precautions and (b) cannot reasonably be circumvented by the non-performing Party through the use of alternate sources, work-around plans or other means and (2) if and to the extent such delay is caused, directly or indirectly, by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions or revolutions in the United States, strikes, lockouts or labor difficulties, or any other similar cause beyond the reasonable control of such Party (each, a "Force Majeure Event"). Upon the occurrence of a Force
                     -------------------
Majeure Event, the non-performing Party shall be excused from any further performance of those of its obligations pursuant to this Agreement affected by the Force Majeure Event for as long as (a) such Force Majeure Event continues and (b) such Party continues to use best efforts to recommence performance whenever and to whatever extent possible without delay. The Party delayed by a Force Majeure Event to such Party shall immediately notify the other Party of the occurrence of a Force Majeure Event and describe in reasonable detail the nature of the Force Majeure Event. If any Force Majeure Event prevents, hinders, or delays performance of the Critical Services for more than XXXX, Unisource may upon notice to ISSC cease payment of the Annual Services Charges until the recovery of the Critical Services has been completed and procure the Services from an alternate source at reasonable charges and ISSC shall be liable to Unisource for the amount of Unisource's commercially reasonable payments to such alternate source that are in excess of ISSC's charges under this Agreement for services substantially similar to the Services or commercially reasonable terms and conditions. If any Force

Majeure Event prevents, hinders or delays ISSC's performance of the Critical Services for more than XXXX, Unisource may terminate this Agreement as of the date specified by Unisource without regard to Section 26.04. The occurrence
                                                  -------------
of a Force Majeure Event does not limit or otherwise affect ISSC's obligation to provide either normal recovery procedures or any other Disaster Recovery Services as described in Section 20.01 and Section 20.02. The occurrence of a
                         -------------     -------------
Force Majeure Event in respect of another customer of ISSC shall not constitute a Force Majeure Event under this Agreement.

ARTICLE 21.  PAYMENTS TO ISSC.
- ----------   ----------------

          21.01  Annual Services Charges.  In consideration of ISSC providing
                 -----------------------
the Systems Operations Services, Unisource shall pay to ISSC the annual services charges set forth in the Supplement (the "Annual Services Charges"; prorated
                         ----------       -----------------------
monthly each, the "Monthly Services Charges").  The Annual Services Charges
                   ------------------------
include all fees and expenses incurred by ISSC in connection with this Agreement prior to the Agreement Date.

          21.02  XXXX Charges and XXXX Charges.  In consideration of ISSC
                 -----------------------------
providing the XXXX XXXX, Unisource shall pay to ISSC the XXXX Charges and the XXXX Charges.

          21.03  Payments in Canada.  All invoices submitted by IBM Canada to
                 ------------------
Unisource shall specify those services provided in Canada by IBM Canada to Unisource Canada, Inc. and all related charges by IBM Canada shall be in Canadian dollars.

          21.04  Additional Resource Charges and Reduced Resource Charges.  At
                 --------------------------------------------------------
the end of every calendar month during the Term, ISSC shall review the amount of the Services used by Unisource during the preceding calendar month in connection with the services described in Schedule J. In the event Unisource's use of such Services (1) increased above
- ----------
the resource baselines set forth in the Supplement, Unisource shall pay to ISSC,
                                        ----------
in addition to the Annual Services Charges, the resource charges in the amounts specified in Schedule J (the "ARCs") in connection with the services set forth
             ----------       ----
in Schedule J or (2) decreased below the resource baselines set forth in the
   ----------
Supplement in connection with the services set forth in Schedule J, ISSC shall
- ----------                                              ----------
credit Unisource the reduced resource charges specified in Schedule J (the
                                                           ----------
"RRCs").
 ----

          21.05  New Services Fees.  In consideration of ISSC providing the New
                 -----------------
Services, Unisource shall pay the New Services Fees in the manner agreed upon by Unisource and ISSC in accordance with Section 11.01.
                                      -------------

          21.06  XXXX XXXX in a XXXX Environment. ISSC shall, at least once
                 -------------------------------
during each Contract Year during which Unisource's information technology operations are processed in a XXXX and a XXXX environment XXXX XXXX to XXXX, review with the Joint Advisory Committee XXXX in the XXXX XXXX XXXX during such Contract Year. If the Joint Advisory Committee determines that the Parties XXXX XXXX XXXX XXXX as a XXXX of the XXXX of a XXXX XXXX XXXX XXXX, (1) ISSC shall XXXX such XXXX XXXX XXXX XXXX at XXXX XXXX and (2) Unisource and ISSC shall XXXX and XXXX an XXXX XXXX to the

Annual Services Charges, ARCs and RRCs to XXXX XXXX XXXX XXXX.

          21.07  XXXX XXXX in a XXXX Environment. ISSC shall, at least once
                 -------------------------------
during each Contract Year during which Unisource's information technology operations are processed in a XXXX XXXX and XXXX environment, review with the Joint Advisory Committee (1) the XXXX XXXX XXXX XXXX trends during that Contract Year as determined by a third party agreed upon by Unisource and ISSC ("XXXX XXXX") and (2) how XXXX XXXX trends during such Contract
       ---------
Year ("XXXX XXXX") XXXX with the XXXX XXXX.  If the XXXX XXXX are greater
       ---------
than the XXXX, ISSC shall XXXX to Unisource a XXXX against the XXXX XXXX
XXXX for the XXXX XXXX XXXX or XXXX XXXX by XXXX the XXXX XXXX XXXX by the XXXX XXXX between XXXX XXXX and XXXX XXXX.

          21.08  Cost of Living Adjustment.  Except as may relate to services
                 -------------------------
provided to Unisource Canada, Inc. and charges in addition to the Annual Services Charges relating to hardware and software purchases (which shall not be subject to a cost of living adjustment ("COLA")), all charges payable under this
                                         ----
Agreement include protection against inflation at a rate of three percent per year compounded annually (the "Protection Index"). In the event the Actual
                               ----------------
Inflation (as described in the formula set forth below) for any calendar year exceeds the Protected Inflation (as described in the formula set forth below), ISSC may, once every calendar year after 1994, increase the Personnel Charges by COLA as set forth below. In the event ISSC increases any ARC rate pursuant to this Section 21.08, the RRC rate shall be increased by the same
                 -------------
percentage. Unisource and ISSC shall use the Consumer Price Index, as published by the Bureau of Labor Statistics, U.S. Department of Labor, For All Urban Consumers, U.S. City Average, All Items, 1982-84=100 ("CPI-U") for purposes of
                                                       -----
calculating the Actual Inflation. COLA is payable on a prospective basis, i.e.,
                                                                          ----
ISSC may increase the Annual Services Charges, ARCs, RRCs and all other charges payable by Unisource under this Agreement for the subsequent calendar year by COLA, if such COLA is in excess of zero. COLA shall be determined as soon as practicable after the end of each calendar year.

            COLA shall be determined using the following formula according to the example of COLA set forth in Schedule J:
                                 ----------

                   ((Actual Inflation - Protection Index) /
                          Protected Inflation where:


              Actual Inflation   =   CPI-U for the December
                                     preceding calendar year for
                                     which COLA is being
                                     calculated;

              Protection Index   =   the Protection Index for the
                                     year preceding the calendar
                                     year for which COLA is being
                                     calculated; and

              Applicable CPI-U   =   CPI-U for December 1993.


              Inflation in excess of the Protected Index shall be allocated as follows:

                   Inflation                 Responsibility
                   ---------                 --------------

                   above XXXX                XXXX - Unisource
                                             XXXX - ISSC

In the event the Bureau of Labor Statistics ceases publishing the CPI-U or substantially changes its content and format, Unisource and ISSC shall substitute another comparable index published at least annually. If the Bureau of Labor Statistics redefines the base year for the CPI-U from 1982-84 to another year, Unisource and ISSC shall continue to use such CPI-U, but shall convert the Protection Index to reflect the new base year by using an appropriate conversion formula.

          21.09  Extraordinary Decrease in Unisource Work.  If, during the Term,
                 ----------------------------------------
the scope and nature of Unisource's business change significantly and Unisource expects such changes to result in a decrease of computing resources, ISSC shall reduce the Annual Services Charges by the amount by which ISSC's actual and direct expenses for performing the Services are decreased as a result of such change.

          21.10  Payment Schedule.  ISSC shall provide Unisource with an invoice
                 ----------------
for the Monthly Services Charge on or after the first day of the month for each month during which the Systems Operations Services will be provided. Unisource shall pay the invoice within XXXX days after Unisource's receipt of such invoice. ISSC shall provide to Unisource by the XXXX XXXX XXXX of each calendar month a detailed report (but not an invoice) of any ARCs, RRCs and New Service Fees (the "Incremental Fee Report") incurred by Unisource during the preceding
           ----------------------
month. Unisource shall notify ISSC within XXXX of Unisource's receipt of the Incremental Fee Report as to whether Unisource approves or disapproves of the charges and credits set forth in the

Incremental Fee Report. In the event Unisource disapproves of the charges or credits set forth in the Incremental Fee Report, Unisource shall provide ISSC with a list of any charges and credits of which Unisource disapproves within 10 days of Unisource's receipt of the Incremental Fee Report, together with Unisource's reason for such disapproval, and ISSC shall adjust the Incremental Fee Report to reflect the changes indicated by Unisource and agreed to by ISSC. ISSC shall provide Unisource with an invoice in respect of the charges (net of credits) described in the Incremental Fee Report by the 10th business day of the month following the month during which the Incremental Fee Report was provided. Unisource shall pay such invoice within XXXX XXXX of Unisource's receipt of such invoice or, in the event the credits are in excess of charges, ISSC shall provide Unisource with such credit (net of charges) as set forth in the invoice for the Monthly Services Charge for the following month. Unisource shall pay each invoice by check to ISSC, c/o ISSC Project Executive, 825 Duportail Road, Chesterbrook, Wayne, Pennsylvania 19087.

          21.11  Late Payments.  Any fees, payments or credits owing to either
                 -------------
Party not paid when due shall bear interest at the rate of XXXX XXXX per month, but in no event to exceed the XXXX XXXX XXXX of XXXX, calculated from the date such amount was due until the date payment is received by the Party to whom debts are owed.

          21.12  Taxes.  (1) ISSC is responsible for paying any applicable
                 -----
sales, use, personal property or other taxes based
upon or measured by ISSC's cost in acquiring or providing equipment, materials, supplies or services furnished or used by ISSC in performing or furnishing the Services, including all personal property, use and sales taxes, if any, due on ISSC Machines and ISSC Software. (2) Except as provided in this Section 21.12,
                                                                -------------
Unisource shall pay the amount of any sales, excise or use tax that is levied or assessed on the provision of the Services by ISSC to Unisource or on ISSC's charges to Unisource under this Agreement, however levied or assessed. (3) Unisource shall pay all personal property or use taxes in respect of the Unisource Machines, the End-User Machines (not provided by ISSC) and for the payment of any excise taxes for Data Network lines and circuits. (4) Each Party shall bear sole responsibility for all taxes, assessments and other real property-related claims on its owned or leased real property. (5) Unisource and ISSC shall cooperate with each other to more accurately determine each Party's tax liability and to minimize such liability to the extent legally permissible.
(6) Unisource and ISSC shall provide and make available to the other any resale certificates, information regarding out-of-state sales or use of equipment, materials or services, and other exemption certificates or information reasonably requested by either Party. (7) Unisource and ISSC shall work together to segregate any fees payable under this Agreement into separate payment streams for (a) taxable Services, (b) nontaxable Services, (c) which a sales, use or similar tax has already been paid by ISSC and (d) which ISSC functions merely as a paying agent for Unisource in receiving goods, supplies or services (including leasing or licensing arrangements) that otherwise are nontaxable or have previously been subject to tax.

          21.13  Expenses.  Except as expressly set forth in this Agreement, any
                 --------
expenses related to the Services are included in the Annual Services Charges or New Services Fees and shall not be reimbursed by Unisource unless agreed to by Unisource in writing. Except for travel expenses incurred by the Affected Employees in the Current Environment in connection with the performance of their duties under this Agreement (provided such expenses are incurred in accordance with Unisource's then-current policy for such expenses), ISSC shall be responsible for all travel and travel-related expenses incurred by ISSC in connection with the performance of its duties under this Agreement.

          21.14  Rights of Set-Off.  With respect to any amount which Unisource
                 -----------------
in good faith determines (1) should be reimbursed to Unisource or (2) is otherwise payable to Unisource by ISSC pursuant to this Agreement, Unisource may upon notice to ISSC deduct the entire amount owed against the charges otherwise payable or expenses owed to ISSC under this Agreement until such time as the entire amount determined to be owed to Unisource has been paid.

          21.15  XXXX.  ISSC's XXXX to Unisource for the Services shall be XXXX
                 ----
XXXX as XXXX XXXX ISSC's XXXX XXXX for such XXXX to any of ISSC's other XXXX XXXX XXXX XXXX and XXXX at XXXX volumes and upon XXXX XXXX and XXXX XXXX to those contained in this Agreement. Upon request, ISSC shall XXXX to Unisource a XXXX XXXX, signed by an officer of ISSC, XXXX that this Section 21.15 has XXXX
                                                          -------------
been XXXX by XXXX XXXX XXXX into by ISSC since the later of (1) the XXXX or
(2) the XXXX of the XXXX XXXX XXXX XXXX by ISSC pursuant to this Section 21.15.
                                                                 -------------
If ISSC is XXXX to XXXX such XXXX because of a XXXX entered into by ISSC XXXX this Section 21.15, ISSC shall XXXX to Unisource an XXXX to the XXXX and other
     -------------
XXXX of this XXXX, including, if appropriate, the XXXX XXXX included in any such XXXX.

          21.16  Proration.  All periodic fees or charges under this Agreement
                 ---------
are to be computed on a calendar month basis and will be prorated for any partial month.

          21.17  Refundable Items.  In the event ISSC receives during the Term
                 ----------------
any refund, credit or other rebate in respect of a lease governing a Unisource leased asset, a Unisource services contract or a Unisource third party software license (including deposits), ISSC will promptly notify Unisource of such refund, credit or rebate and shall promptly pay to Unisource the full amount of such refund, credit or rebate.

          21.18  Unused Credits.  Any unused credits against future payments
                 --------------
issued to Unisource by ISSC pursuant to this Agreement shall be paid to Unisource by ISSC within 30 days of the expiration of this Agreement or termination of this Agreement for any reason.

ARTICLE 22.  AUDITS.
- ----------   ------

          22.01  Processing.  Upon notice from Unisource, ISSC shall provide
                 ----------
such auditors and inspectors as Unisource or any regulatory authority may, from time to time, designate with access to the Service Locations for the purpose of performing, at Unisource's expense, audits or inspections of the business of Unisource (including ISSC's provision of the Services). ISSC shall provide such auditors and inspectors any assistance that they may reasonably require.
If any audit by an auditor designated by Unisource or a regulatory authority having jurisdiction over Unisource or ISSC results in ISSC being notified that it is not in compliance with any generally accepted accounting principle or other audit requirement relating to the Services, ISSC shall, within the period of time specified by such auditor or regulatory authority, comply with such audit or regulatory authority. If a change is required by a law or regulation relating to Unisource's business, such change shall be made at Unisource's expense except to the extent such change is performed as part of the Services. If a change is required by a law or regulation relating to ISSC's business, such change shall be made at ISSC's expense.

          22.02  Charges.  Upon at least 24 hours' notice from Unisource and no
                 -------
more than twice during any 12-month period during the Term, ISSC shall provide Unisource with access to all of the financial records and supporting documentation in respect of its variable charges (including ARCs and RRCs) to Unisource. If, as a result of such audit, Unisource determines that ISSC has overcharged Unisource, Unisource shall notify ISSC of the amount of such overcharge and ISSC shall promptly pay to Unisource the amount of the overcharge, plus interest at the rate of one percent per month, but in no event to exceed the highest lawful rate of interest, calculated from the date of receipt by ISSC of the overcharged amount until the date of payment to Unisource. In the event any such audit reveals an overcharge to Unisource of five percent or more of a particular fee category, ISSC shall reimburse Unisource for the cost of such audit.

          22.03  ISSC Audit.  If, as a result of an internal audit of its
                 ----------
charges to Unisource, ISSC determines that it has undercharged Unisource, ISSC may provide Unisource with an invoice in respect of such amount. Any such invoice shall demonstrate that the amount was not charged to Unisource previously. ISSC shall provide to Unisource such additional information as Unisource may request. Upon Unisource's approval of such invoice, Unisource shall promptly pay the amount of the undercharge calculated from the date of the invoice which should have included the undercharged amount until the date of payment by Unisource; provided, however, that Unisource shall not be obligated to pay any such charges related to the Services provided more than XXXX before the date of the invoice for such charges.

ARTICLE 23.  CONFIDENTIALITY.
- ----------   ---------------

          23.01  General Obligations.  All confidential or proprietary
                 -------------------
information and documentation ("Confidential Information") (including the terms
                                ------------------------
of this Agreement, the

Unisource Data and the Software) relating to a Party shall be held in confidence by the other Party to the same extent and in at least the same manner as such Party protects its own confidential or proprietary information. Neither Party shall disclose, publish, release, transfer or otherwise make available Confidential Information of the other Party in any form to, or for the use or benefit of, any person or entity without the other Party's consent. Each Party shall, however, be permitted to disclose relevant aspects of the other Party's Confidential Information to its officers, agents, subcontractors and employees and to the officers, agents, subcontractors and employees of its corporate affiliates or subsidiaries to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations under this Agreement; provided, that such Party shall take all reasonable measures to ensure that Confidential Information of the other Party is not disclosed or duplicated in contravention of the subcontractors' provisions of this Agreement by such officers, agents, subcontractors and employees. The obligations in this
Section 23.01 shall not restrict any disclosure by either Party pursuant to any
- -------------
applicable law, or by order of any court or government agency (provided that the disclosing Party shall give prompt notice to the non-disclosing Party of such order) and shall not apply with respect to information which (1) is developed by the other Party without violating the disclosing Party's proprietary rights, (2) is or becomes publicly known (other than through unauthorized disclosure), (3) is disclosed by the owner of such information to a third-party free of any obligation of confidentiality, (4) is already known by such Party without an obligation of confidentiality other than pursuant to this Agreement or any confidentiality agreements entered into before the Commencement Date between Unisource and ISSC or (5) is rightfully received by a Party free of any obligation of confidentiality.

          23.02  Unauthorized Acts.  Each Party shall:  (1) notify the other
                 -----------------
Party promptly of any material unauthorized possession, use or knowledge, or attempt thereof, of the other Party's Confidential Information by any person or entity which may become known to such Party, (2) promptly furnish to the other Party full details of the unauthorized possession, use or knowledge, or attempt thereof, and use reasonable efforts to assist the other Party in investigating or preventing the recurrence of any unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information, (3) use reasonable efforts to cooperate with the other Party in any litigation and investigation against third parties deemed necessary by the other Party to protect its proprietary rights and (4) promptly use all reasonable efforts to prevent a recurrence of any such unauthorized possession, use or knowledge of Confidential Information. Each Party shall bear the cost it incurs as a result of compliance with this
Section 23.02.
- -------------

          23.03  Use of Information.  XXXX as may XXXX to XXXX, XXXX,
                 ------------------
XXXX or XXXX related to the XXXX or XXXX of XXXX XXXX, XXXX XXXX and XXXX,
XXXX XXXX or XXXX or XXXX XXXX,
neither Party is restricted pursuant to this Agreement from using any data processing or network management ideas, concepts, know-how and techniques, including in the development of products and services. Except as prohibited by
Section 13.08 and Section 14.04, the receipt of Confidential Information by a
- -------------     -------------
Party shall not limit or restrict assignment or reassignment of the employees of ISSC, Unisource and the ISSC Agents within or between the respective parties and their affiliates.

ARTICLE 24.  REPRESENTATIONS AND WARRANTIES.
- ----------   ------------------------------

          24.01  By Unisource.  Unisource represents and warrants that:  (1) it
                 ------------
is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, (2) it has all the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, (3) the execution, delivery and performance of this Agreement has been duly authorized by Unisource, (4) no approval, authorization or consent of any governmental or regulatory authority is required to be obtained or made by it in order for it to enter into and perform its obligations under this Agreement, (5) it shall comply with all applicable Federal, state and local laws and regulations, and shall obtain all applicable permits and licenses, in connection with its obligations under this Agreement, (6) it has not disclosed any Confidential Information of ISSC and (7) the Unisource Software owned by Unisource does not, as of the Commencement Date, infringe upon the proprietary rights of any third party.

          24.02  By ISSC.  ISSC represents and warrants that:  (1) it is a
                 -------
corporation duly incorporated, validly existing and in good standing under the laws of Delaware, (2) it has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, (3) the execution, delivery and performance of this Agreement has been duly authorized by ISSC, (4) no approval, authorization or consent of any governmental or regulatory authority is required to be obtained or made by it in order for it to enter into and perform its obligations under this Agreement, (5) it shall comply with all applicable Federal, state and local laws and regulations and shall obtain all applicable permits and licenses in connection with its obligations under this Agreement, (6) it has not disclosed any Confidential Information of Unisource, (7) all Services performed by ISSC for Unisource will be performed at least in accordance with industry standards and practices applicable to the performance of such Services, (8) it will maintain the Machines so as to meet the Performance Standards, (9) the XXXX XXXX XXXX will perform in XXXX with the XXXX XXXX, (10) the Services and the Developed Software
(except for any Unisource Data or programs provided by Unisource) will not, and the ISSC Software does not and will not, infringe upon the proprietary rights of any third party and (11) it will not breach or violate (a) ISSC's subcontracting arrangements with Ernst & Young and XXXX or (b) Unisource's third party agreements.

          24.03  Disclaimer.  EXCEPT AS SPECIFIED IN SECTION 24.01 AND SECTION
                 ----------                          -------------     -------
24.02, NEITHER ISSC NOR UNISOURCE MAKES ANY OTHER WARRANTIES IN RESPECT OF THE
- -----
SERVICES OR THE SYSTEMS AND EACH EXPLICITLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A SPECIFIC PURPOSE.

ARTICLE 25.  DISPUTE RESOLUTION.
- ----------   ------------------

          25.01  Joint Advisory Committee.  The Joint Advisory Committee shall
                 ------------------------
meet at least once each 90-day period during the Term (or such other time as the Joint Advisory Committee may agree upon from time to time) for the purpose of resolving disputes that may arise under this Agreement. The Joint Advisory Committee shall consider the disputes in the order such disputes are brought before it. In the event that the Joint Advisory Committee is unable to resolve a dispute, the Joint Advisory Committee shall notify the senior management of each Party. No dispute under this Agreement shall be the subject of litigation or other formal proceeding between Unisource and ISSC before being considered by the Joint Advisory Committee; provided, however, that either Party may seek injunctive relief to prevent or stay a breach of Article 16, Article 18,
                                                 ----------  ----------
Article 23, Section 13.08 and Section 14.04 without appearing before the Joint
- ----------  -------------     -------------
Advisory Committee.

            25.02  Continued Performance.  In the event of a good faith dispute
          ------------------------------
between Unisource and ISSC regarding this Agreent that cannot be resolved by the Joint Advisory Committee pursuant to which Unisource in good faith believes it is entitled to withhold payment, Unisource shall, upon request by ISSC and on the date which any of the fees payable under this Agreement are required to be made during the pendency of such dispute, deposit the full amount of the fees payable under this Agreement in an interest-bearing escrow account in the bank or depository specified by ISSC and furnish evidence of such deposit to ISSC. For as long as Unisource makes such escrow deposits during the pendency of such dispute, ISSC shall continue to provide the Services until the amount in escrow in respect of such dispute exceeds the amount of money paid by Unisource to ISSC during the XXXX XXXX preceding the date on which the Joint Advisory Committee considered the dispute. Upon resolution of the dispute, the parties shall allocate the money in the escrow account, plus any interest earned on such money, according to the resolution of the dispute.

ARTICLE 26.  TERMINATION.
- ----------   -----------

          26.01  Termination for Convenience.  Unisource may terminate this
                 ---------------------------
Agreement (1) on December 31, 1996 upon notice to ISSC on or before June 30, 1996 and (2) at any time after December 31, 1996 upon at least 60 days' notice to ISSC.

          26.02  Termination for Change of Control of Unisource.  In the event
                 ----------------------------------------------
of a sale or distribution of all or substantially all of the assets of Unisource or a sale or distribution of more than 51 percent of the stock of Unisource, Unisource may terminate this Agreement upon 60 days' notice to ISSC given within 270 days after the change in control.

          26.03  Termination for Change of Control/Business of ISSC.  (1)  In
                 --------------------------------------------------
the event (a) of a sale or distribution of all or substantially all of the assets of ISSC or a sale or distribution of sufficient stock (other than pursuant to a public offering) of ISSC to effect a change in control to any of the Unisource Competitors or (b) that ISSC or its affiliates (including IBM) enters into the business of providing or distributing printing papers, packaging equipment and films, industrial papers or janitorial or maintenance supplies, except for those activities of Lexmark International, Unisource may terminate this Agreement upon 60 days' notice to ISSC given within 90 days of Unisource's receipt of notice of such change of control or activity. (2) In the event of a sale or distribution of all or substantially all of the assets of ISSC or a sale or distribution of sufficient stock (other than pursuant to a public offering) of ISSC to effect a change in control to an entity other than any of the Unisource Competitors, Unisource may terminate this Agreement upon 60 days' notice to ISSC given within 90 days of Unisource's receipt of notice of such change of control.

          26.04  Termination for Cause.  If either Party fails to perform any of
                 ---------------------
its material obligations under this Agreement (except as provided in
Section 26.05), and such failure is not cured within 30 days after notice is
- -------------
given to the defaulting Party specifying the nature of the default, the non-defaulting Party may, upon further notice to the defaulting Party, terminate this Agreement as of the date specified in such notice of termination; provided, however, that the time to cure a default shall extend for up to 60 days from the date on which a notice of default is received by the defaulting Party, if the defaulting Party has promptly commenced to cure the default and continues to use its best efforts to cure such default during the 60-day period.

          26.05  Termination for XXXX to XXXX the XXXX XXXX. If ISSC XXXX to
                 ------------------------------------------
XXXX the XXXX XXXX and does not, within XXXX after receipt of a XXXX from XXXX signed by the Senior XXXX XXXX XXXX or an individual holding at least a comparable position with XXXX in respect of such XXXX, cure such XXXX or, if such XXXX cannot be XXXX within such XXXX, period provide XXXX with a XXXX around that allows XXXX to XXXX such XXXX XXXX, then XXXX may, upon XXXX to XXXX, XXXX this Agreement as of the XXXX specified in the XXXX of XXXX. This XXXX does not apply if such XXXX to XXXX the XXXX XXXX was XXXX by a XXXX XXXX
XXXX. For the purposes of this Section 16.05, XXXX shall have XXXX a XXXX to

XXXX the XXXX XXXX when XXXX is XXXX to XXXX, XXXX and XXXX XXXX in respect of the XXXX XXXX for all of the XXXX XXXX XXXX.

          26.06  Other Terminations.  This Agreement may terminate pursuant to
                 ------------------
Section 4.19, Section 14.02, Section 20.03, Section 30.04 and Section 30.05.
- ------------  -------------  -------------  -------------     -------------

          26.07  Effect of Expiration or Termination.  Upon the expiration of
                 -----------------------------------
this Agreement or termination of this Agreement for any reason:

       (1) ISSC shall provide the Termination Assistance Services in accordance with Article 28;
                ----------
       (2) Unisource will allow ISSC to use, at no charge, those Unisource facilities being used to perform the services for up to 60 days following the effective date of expiration or termination (or from the last day of any termination assistance period) to enable ISSC to effect an orderly transition of ISSC's resources;
       (3) each Party shall have the rights specified in Article 16 in respect
                                                         ----------
           of the Software;
       (4) upon Unisource's request, with respect to generally commercially available ISSC Third Party Software, which ISSC has licensed or purchased and is using solely to provide the Services as of the date of such expiration or termination, ISSC shall transfer, assign or sublicense such ISSC Third Party Software to Unisource and XXXX any XXXX or XXXX XXXX XXXX by the applicable vendor;
       (5) upon Unisource's request, with respect to generally commercially available ISSC Third Party Software, which ISSC has licensed or purchased and is using to provide services to other ISSC customers in a shared environment as of the date of such expiration or termination, ISSC shall (a) assist Unisource in obtaining licenses for such ISSC Third Party Software and (b) XXXX any XXXX or
           XXXX XXXX XXXX
           or XXXX XXXX XXXX by any applicable vendor; and
       (6) upon Unisource's request, with respect to any contracts applicable solely to services being provided to Unisource for maintenance, disaster recovery services and other necessary third party services being used by ISSC to perform the Services as of the expiration or termination, ISSC (a) shall transfer or assign such agreements to Unisource or its designee, on terms and conditions acceptable to both parties and (b) XXXX any XXXX XXXX or XXXX XXXX XXXX by the applicable vendors.

          26.08  Machines.  Upon the expiration of this Agreement or a
                 --------
termination pursuant to Section XXXX, Section XXXX, Section XXXX,
                        ------------  ------------  ------------
Section XXXX, Section XXXX due to XXXX XXXX, Section XXXX, Section XXXX
- ------------  ------------                   ------------  ------------
and Section XXXX, ISSC shall XXXX XXXX to XXXX Machines
    ------------
provided as part of the New Environment, including the RBP Machines, to Unisource or its designee free and clear of all liens, security interests or other encumbrances. Upon a termination pursuant to Section XXXX, Section XXXX
                                                   ------------  ------------
or Section XXXX  due to XXXX, ISSC shall, upon Unisource's request, XXXX
   -------------
to Unisource or its designee, the Machines provided as part of the New Environment, including the XXXX Machines, free and clear of all liens, security interests or other encumbrances at the lesser of (1) the fair market value, as shall be determined by an agreed-upon appraisal and (2) the book value.

ARTICLE 27.  TERMINATION FEE.
- ----------   ---------------

          27.01  Termination for Convenience or for Unisource's Change of
                 --------------------------------------------------------
Control.  In the event of a termination of this Agreement pursuant to
- -------
Section 26.01 or Section 26.02, Unisource shall pay to ISSC on the effective
- -------------    -------------
date of such termination an amount equal to the fee specified in the Supplement
                                                                     ----------
for the applicable Contract Year as may be adjusted pursuant to Section 27.04.
                                                                -------------

          27.02  Termination for ISSC's Change of Control.  In the event of a
                 ----------------------------------------
termination of this Agreement pursuant to Section 26.03(2), Unisource shall pay
                                          ----------------
to ISSC on the effective date of such termination an amount equal to one-half of the fee specified in the Supplement for the applicable Contract Year as may be
                         ----------
adjusted pursuant to Section 27.04.
                     -------------

          27.03  No Additional Fees.  In the event of a termination pursuant to
                 ------------------
Section 26.01, Section 26.02 or Section 26.03(2), Unisource shall not pay to
- -------------  -------------    ----------------
ISSC any fees or charges other than the applicable termination fee set forth in the Supplement (each, a "Termination Fee") except charges otherwise payable
    ----------           ---------------
under this Agreement and any charges payable pursuant to Article 28.  ISSC shall
                                                         ----------
use commercially reasonable efforts to reduce any personnel relocation charges, subcontractor cancellation fees and lease termination payments. Except for terminations pursuant to Section 26.01, Section 26.02 and Section 26.03(2),
                         -------------  -------------     ----------------
Unisource shall not be responsible for any termination fees or charges upon the termination or expiration of this Agreement.

          27.04  Proration.  Any Termination Fee in Section 27.01 and
                 ---------                          -------------
Section 27.02 will be prorated according to the following formula:
- -------------

       (A-B) / 12 months} x C + B = Prorated Terminated Fee where:

       A =  the Termination Fee specified in Section 27.01 or Section 27.02 for
                                             -------------    -------------
            the Contract Year in which termination is effective;

       B =  the Termination Fee specified in Section 27.01 or Section 27.02 for
                                             -------------    -------------
            the Contract Year after the Contract Year in which termination is effective; and

       C = the number of months remaining during the Contract Year in which termination is effective.

ARTICLE 28.  TERMINATION ASSISTANCE.
- ----------   ----------------------

          Upon the expiration of this Agreement or the termination of this Agreement for any reason other than Unisource's failure to pay ISSC pursuant to
Section 21.01 or Section 21.05, ISSC shall, upon Unisource's request, for up to
- -------------    -------------
365 days after the expiration of this Agreement or termination of this
Agreement for any reason (the "Termination Assistance Period") (1) continue to
                               -----------------------------
provide the Services to the extent requested by Unisource at the baseline rates for such Services in effect under this Agreement immediately prior to such expiration or termination and (2) such New Services as Unisource may request including (a) cooperating with Unisource in effecting the orderly transfer of the Services to a third party or the resumption of the Services by Unisource,
(b) using such services as may be requested by Unisource in connection with the transfer of the Services to a third party or the resumption of the Services by Unisource, (c) freezing all non-critical Systems changes, (d)
notifying all third party vendors of procedures to be followed during the Termination Assistance Period, (e) review all Systems libraries (tests and production) with the new service provider and Unisource, (f) assist in establishing naming conventions for the new production site, (g) analyze space required for the databases and Systems libraries and (h) generate and deliver to Unisource a tape and computer listing of the source code for the Developed Software in a form reasonably requested by Unisource, (i) unload the production and test databases, (j) deliver tapes or other media requested by Unisource of production databases (and test content listings) to the new operations staff,
(k) assist with the loading of the databases, (l) assist with the communications network turnover and (m) assist in the execution of a parallel operation and user acceptance testing until the effective date of termination or expiration ((a) through (m) collectively, the "Termination Assistance Services"). After
                                    -------------------------------
the expiration of the Termination Assistance Period, ISSC shall (i) answer questions regarding the Services on an "as needed" basis and (ii) deliver to Unisource any remaining Unisource-owned reports and documentation still in ISSC's possession. The Termination Assistance Services shall be provided at no cost to Unisource except for out-of-pocket expenses not included in the charges for the Services provided pursuant to Article 28. If, in conjunction with the
                                      ----------
Termination Assistance Services, Unisource requests that ISSC perform New Services, ISSC shall provide and Unisource shall pay ISSC for such New Services during the Termination Assistance Period the lesser of (x) ISSC's then-current rate for such New Services and (y) the charges for such New Services set forth in the applicable New Services Work Order.

ARTICLE 29.  INDEMNITIES.
- ----------   -----------

          29.01  Indemnity by Unisource.  Unisource shall indemnify ISSC from,
                 ----------------------
and defend ISSC against, any liability or expenses (including attorneys' fees) arising out of or relating to any claim by a third party (1) that the Unisource Software infringes upon the proprietary rights of any third party (except as may have been caused by a modification by ISSC or the ISSC Agents or ISSC's or the ISSC Agents' combination, operation or use with devices, data or programs not furnished by Unisource), (2) relating to Unisource's failure to obtain the Unisource Consents, (3) relating to any duties or obligations of Unisource in respect of a third party accruing after the Commencement Date, (4) relating to the inaccuracy or untruthfulness of any representation or warranty made by Unisource under this Agreement, (5) relating to (a) a violation of Federal, state or other laws in regulations for the protection of persons or members of a protected class or category of persons by Unisource or its employees, subcontractors or agents, (b) sexual discrimination or harassment by Unisource or its employees, subcontractors or agents, (c) work-related injury except as may be covered by ISSC's workers compensation or death caused by Unisource, (d) accrued employee benefits not expressly retained by ISSC, (e) any representations, oral or written, made by Unisource to Unisource's employees and
(f) any other aspect of the employment relationship or the termination of the employment relationship (including claims for breach of an expressed or implied contract of employment) relating to the Affected Employees arising prior to the Start Date,
(6) relating to inadequacies in the physical and data security control systems at the Unisource Service Locations in the Current Environment to the extent such inadequacies were not caused by ISSC and (7) relating to any amounts including taxes, interest and penalties, assessed against ISSC which are obligations of Unisource pursuant to Section 21.12.
                      -------------

          29.02  Indemnity by ISSC.  ISSC shall indemnify Unisource from, and
                 -----------------
defend Unisource against, any liability or expenses (including attorneys' fees) arising out of or relating to any claim by a third party (1) that the Services, the Developed Software, the ISSC Software, the ISSC Machines, any modifications to Unisource Software performed by ISSC, its employees or the ISSC Agents or any other equipment, systems, products or other resources or items provided to Unisource by ISSC, its employees or the ISSC Agents infringe upon the proprietary rights of any third party (except as may have been caused by a modification by Unisource or Unisource's combination, operation or use with devices, data or programs furnished by Unisource), (2) in respect of services or systems provided by ISSC, its employees or the ISSC Agents to a third party, (3) relating to any duties or obligations of ISSC, its employees or the ISSC Agents accruing after the Commencement Date in respect of a third party, (4) relating to the inaccuracy or untruthfulness of any representation or warranty made by ISSC, its employees or the ISSC Agents under this Agreement, (5) relating to ISSC's failure to obtain the ISSC Consents, (6) arising out of or relating to ISSC's breach or violation of (i) ISSC's subcontracting arrangements with Ernst & Young and XXXX or (ii) Unisource's third party agreements, (7) relating to (a) a violation of Federal, state or other laws in regulations for the protection of persons or members of a protected class or category of persons by ISSC or its employees or the ISSC Agents, (b) sexual discrimination or harassment by ISSC, its employees or the ISSC Agents, (c) work-related injury except as may be covered by ISSC's workers compensation or death caused by ISSC, its employees or the ISSC Agents, (d) accrued employee benefits not expressly retained by Unisource, (e) any representations, oral or written, made by ISSC, IBM Canada or their employees, subcontractors or agents to Unisource employees or the Affected Employees hired by ISSC or IBM Canada and (f) any other aspect of the employment relationship or the termination of the employment relationship (including claims for breach of an expressed or implied contract of employment) relating to the Affected Employees arising on or after the Start Date, (8) relating to a failure by ISSC to renew, terminate or cancel Unisource's agreements in respect of the Retained Resources in accordance with Article 8, (9) relating to inadequacies
                                      ---------
in the physical and data security control systems at (i) the ISSC Data Center or other ISSC data centers or service locations and (ii) the Unisource Service Locations to the extent such systems are controlled or provided by ISSC after the Commencement Date, and

(10) relating to any amounts including taxes, interest and penalties assessed against Unisource which are obligations of ISSC pursuant to Section 21.12.
                                                            -------------

          29.03  Indemnification Procedures.  If any civil, criminal,
                 --------------------------
administrative or investigative action or proceeding (each, a "Claim") is
                                                               -----
commenced against any Party entitled to indemnifications under Section 29.01 or
                                                               -------------
Section 29.02 (an "Indemnified Party") notice thereof shall be given to the
- -------------      -----------------
Party that is obligated to provide indemnification (the "Indemnifying Party")
                                                         ------------------
as promptly as practicable. After such notice, if the Indemnifying Party shall acknowledge in writing to such Indemnified Party that this Agreement applies with respect to such Claim, then the Indemnifying Party shall be entitled, if it so elects, in a notice delivered to the Indemnified Party not less than 10 days prior to the date on which a response to such Claim is due, to take control of the defense and investigation of such Claim and to employ and engage attorneys of its sole choice to handle and defend the same, at the Indemnifying Party's sole cost and expense. The Indemnified Party shall cooperate in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial and defense of such Claim and any appeal arising therefrom; provided, however, that the Indemnified Party may, at its own cost and expense, participate, through its attorneys or otherwise, in such investigation, trial and defense of such Claim and any appeal arising therefrom. No settlement of a Claim that involves a remedy other than the payment of money by the Indemnifying Party shall be entered into without the consent of the Indemnified Party. After notice by the Indemnifying Party to the Indemnified Party of its election to assume full control of the defense of any such Claim, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses incurred thereafter by such Indemnified Party in connection with the defense of that Claim. If the Indemnifying Party does not assume full control over the defense of a Claim subject to such defense as provided in this Section 29.03, the Indemnifying Party may participate in such
                 -------------
defense, at its sole cost and expense, and the Indemnified Party shall have the right to defend the Claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party.

ARTICLE 30.  DAMAGES.
- ----------   -------

          30.01  Consequential Damages.  Except as may arise pursuant to a
                 ---------------------
XXXX of XXXX, neither Party shall be liable for any indirect, special or consequential damages or lost profits arising out of or relating to such Party's performance under this Agreement.

          30.02  Limitation of Damages.  In the event one Party shall be liable
                 ---------------------
to the other Party for damages arising out of or relating to such Party's performance under this Agreement, such Party may recover from the other Party its damages up to an amount not to exceed XXXX in the aggregate (the
"Damages Cap").
 -----------

          30.03  Exclusions.  The limitations set forth in Section 30.02 are not
                 ----------                                -------------
applicable to: (1) personal injury and property damages; (2) indemnification claims as set forth in

Article 29; (3) amounts owed ISSC by Unisource under this Agreement; (4) tax
- ----------
obligations; and (5) damages resulting from XXXX and XXXX.

          30.04  Credits in the Current Environment.  In the event ISSC fails to
                 ----------------------------------
provide the Current Services in accordance with the Minimum Service Levels (as defined in Schedule E) for the Current Environment and such failure was the
           ----------
result of ISSC's failure to manage the in-scope resources in a commercially reasonable manner, ISSC shall incur charges according to the schedule set forth in Schedule E (the "Current Environment Credits") against the Monthly Services
   ----------       ---------------------------
Charge owed to ISSC two months following the month in which the Current Environment Credit(s) was (were) incurred. If the Current Environment Credits XXXX (1) XXXX of the Monthly Services Charge (as determined pursuant to the formula in Schedule E) for any XXXX XXXX or (2) XXXX of the
               ----------
Monthly Services Charge (as determined pursuant to the formula in Schedule E)
                                                                  ----------
for XXXX XXXX, Unisource may, upon notice to ISSC within XXXX after such XXXX or XXXX, as applicable, terminate this Agreement without regard to Section 26.04 or
                                                                -------------
Section 26.05.
- -------------

          30.05  Credits in the New Environment.  In the event ISSC fails to
                 ------------------------------
provide the New Environment Services in accordance with the Minimum Service Levels for the New Environment and such failure was not caused by (1) Unisource's failure to perform its obligations under this Agreement or (2) a Force Majeure Event, ISSC shall incur charges according to the schedule set forth in Schedule E (the "New Environment Credits") against the Monthly
         ----------       -----------------------

Services Charge owed to ISSC two months following the month in which the New Environment Credit(s) was (were) incurred. If the New Environment Credits exceed
(1) XXXX of the Monthly Services Charge (as determined pursuant to the formula in Schedule E) for XXXX or (2) XXXX of the Monthly Services Charge
           ----------
(as determined pursuant to the formula in Schedule E) for any XXXX, Unisource
                                          ----------
may, upon notice to ISSC within XXXX after such XXXX or XXXX, as applicable, terminate this Agreement without regard to Section 26.04 or Section 26.05.
                                           -------------    -------------

          30.06  Remedies.  ISSC acknowledges that it is obligated to perform
                 --------
the Services in a manner that meets or exceeds the Minimum Service Levels. In the event ISSC fails to provide the Services in accordance with the Minimum Service Levels, Unisource may, at its option, (1) seek all remedies available to it under the law, subject to the limitations specified in Section 30.01,
                                                          -------------
Section 30.02 and Section 30.03 or (2) recover as liquidated damages the
- -------------     -------------
Credit(s) pursuant to Section 30.04 and Section 30.05.  If Unisource elects to
                      -------------     -------------
recover Credit(s) pursuant to Section 30.04 and Section 30.05, Unisource's
                              -------------     -------------
recovery of Credit(s) shall constitute acknowledgement by Unisource of full satisfaction of any claim by Unisource (except with respect to the right to terminate described in Section 30.04 or Section 30.05, Section 26.07 and
                       -------------    -------------  -------------
Section 26.08) that ISSC breached its obligation under this Agreement with
- -------------
respect to such event or set of events giving rise to the Credit(s).

ARTICLE 31.  MISCELLANEOUS.
- ----------   -------------

          31.01  Assignment.  ISSC shall not assign this Agreement or any
                 ----------
amounts payable pursuant to this Agreement without the consent of Unisource. Unisource hereby consents to the assignment to IBM Canada of the provision of the Services to Unisource Canada. The consent of Unisource to any assignment or subcontracting shall not (1) relieve ISSC of its responsibility for the performance of any other of its obligations under this Agreement or (2) constitute Unisource's consent to further assignment or subcontracting. Upon notice to ISSC, Unisource may assign this Agreement without ISSC's consent to any affiliate or subsidiary of Unisource with similar creditworthiness of Unisource or pursuant to a corporate reorganization.

          31.02  Notices.  All notices, requests, approvals and consents and
                 -------
other communications required or permitted under this Agreement shall be in writing and shall be sent by telecopy to the telecopy number specified below. A copy of any such notice shall also be personally delivered or sent by (1) first class U.S. Mail, registered or certified, return receipt requested, postage pre-paid or (2) U.S. Express Mail, Federal Express, or other, similar overnight bonded mail delivery services.

          In the case of Unisource:

               Unisource Worldwide, Inc.
               825 Duportail Road
               Chesterbrook
               Wayne, Pennsylvania  19087
               Attn:  Vice President -
                      Systems and Administration

               Facsimile No. (215) 296-9238

          For default or termination, with a copy to:

               Unisource Worldwide, Inc.
               825 Duportail Road
               Chesterbrook
               Wayne, Pennsylvania  19087
               Attn:  Vice President - Law

               Facsimile No. (215) 296-9238

          In the case of ISSC:

               c/o Unisource Worldwide, Inc.
               825 Duportail Road
               Wayne, Pennsylvania  19087
               Attn:  ISSC Project Executive

               Facsimile No. (215) 296-8535

          For termination, with a copy to:

               Integrated Systems Solutions Corporation
               44 South Broadway
               White Plains, New York  10601
               Attn:  General Counsel

               Facsimile No.:  (914) 288-1167

Either Party may change its address or telecopy number for notification purposes by giving the other Party notice of the new address or telecopy number and the date upon which it will become effective.

          31.03  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, all of which taken together shall constitute one single agreement between the parties.

          31.04  Headings.  The article and section headings and the table of
                 --------
contents are for reference and convenience only and shall not be considered in the interpretation of this Agreement.

          31.05  Relationship.  Except as otherwise provided in Section 17.01,
                 ------------                                   -------------
the performance by ISSC of its duties and obligations under this Agreement shall be that of an independent contractor and nothing contained in this Agreement shall create or imply an agency relationship between ISSC and Unisource, nor shall this Agreement be deemed to constitute a joint venture or partnership between the parties.

          31.06  Consents, Approvals and Requests.  Except as specifically set
                 --------------------------------
forth in this Agreement, all consents and approvals to be given by either Party under this Agreement shall not be unreasonably withheld and each Party shall make only reasonable requests under this Agreement.

          31.07  Severability.  If any provision of this Agreement is held by a
                 ------------
court of competent jurisdiction to be contrary to law, then the remaining provisions of this Agreement shall remain in full force and effect.

          31.08  Waiver.  No delay or omission by either Party to exercise any
                 ------
right or power it has under this Agreement shall impair or be construed as a waiver of such right or power. A waiver by any Party of any breach or covenant shall not be construed to be a waiver of any succeeding breach or any other covenant. All waivers must be in writing and signed by the Party waiving its rights.

          31.09  Publicity.  Each party shall (1) submit to the other all
                 ---------
advertising, written sales promotion, press releases and other publicity matters relating to this Agreement in which the other Party's name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied and (2) not publish or use such advertising, sales promotion, press releases or publicity matters without the other Party's consent.

          31.10  Entire Agreement.  This Agreement, the Schedules and the
                 ----------------
Supplement, which are hereby incorporated by reference into this Agreement,
- ----------
represent the entire agreement between the parties with respect to its subject matter, and there are no other representations, understandings or agreements between the parties relative to such subject matter. The Letter of Intent, dated September 28, 1993, is hereby terminated.

          31.11  Amendments.  No amendment to, or change, waiver or discharge
                 ----------
of, any provision of this Agreement shall be valid unless in writing and signed by an authorized representative of the Party against which such amendment, change, waiver or discharge is sought to be enforced.

          31.12  Survival.  The terms of Article 22, Article 23, Article 24,
                 --------                ----------  ----------  ----------
Article 28, Article 29, Article 30, Section 13.08, Section 14.04, Section 16.01,
- ----------  ----------  ----------  -------------  -------------  -------------
Section 16.02, Section 16.03, Section 17.03, Section 18.01, Section 18.03,
- -------------  -------------  -------------  -------------  -------------
Section 26.07, Section 26.08, Section 31.09, this Section 31.12, Section 31.14,
- -------------  -------------  -------------       -------------  -------------
Section 31.17 and Section 31.19 shall survive the expiration of this Agreement
- -------------     -------------
or termination of this Agreement for any reason.

          31.13  Third Party Beneficiaries.  Each Party intends that this
                 -------------------------
Agreement shall not benefit, or create any right or cause of action in or on behalf of, any person or entity other than Unisource, ISSC and IBM Canada.

          31.14  Governing Law.  This Agreement shall be governed by the laws of
                 -------------
the State of New York. Unisource and ISSC agree that the Federal courts of the Southern District of New York shall have exclusive jurisdiction over disputes under this Agreement, the Schedules and the Supplements and the resolution thereof, and the parties agree that jurisdiction and venue in such courts is appropriate.

          31.15  Insurance.  During the Term, ISSC shall maintain insurance of
                 ---------
the following types and in the following amounts: (1) statutory workers' compensation in accordance with all Federal, state and local requirements and
(2) comprehensive general public liability (including contractual liability insurance) in an amount not less than $2,000,000. All insurance policies obtained or maintained by ISSC pursuant to this Agreement shall name Unisource as an additional insured. ISSC shall not cancel (or permit any lapse) under any such insurance policy. Each insurance policy shall contain the agreement of the insurer that the insurer shall not cancel such policy without 30 days' notice to Unisource. ISSC shall deliver to Unisource a certificate of insurance evidencing the above insurance coverage prior to the Commencement Date.

          31.16  Covenant of Further Assurances.  Unisource and ISSC covenant
                 ------------------------------
and agree that, subsequent to the execution and delivery of this Agreement and without any additional consideration, each of Unisource and ISSC shall execute and deliver any further legal instruments and perform any acts which are or may become necessary to effectuate the purposes of this Agreement.

          31.17  Hiring of Employees.  Unisource may offer employment to and
                 -------------------
employ any ISSC employees upon the expiration of this Agreement or the termination of this Agreement for any reason. Either Party may at any time directly or indirectly solicit and hire any employee of the other Party after such employee is fired by such Party or terminates his or her employment with such Party without the intention of accepting employment from the other Party. In addition, either Party may at any time hire any employee of the other Party that responds to an indirect solicitation (e.g., through a newspaper, magazine
                                           ----
or trade journal advertisement); provided, however, that should ISSC hire any of the Unisource Key Personnel pursuant to this Section 31.17, Unisource shall be
                                             -------------
released of its obligations pursuant to Section 13.05 with respect to such
                                         -------------
Unisource Key Personnel. Except for the Affected Employees, ISSC shall not solicit any Unisource employees during the Term and for one year after the expiration of this Agreement or termination of this Agreement for any reason.

          31.18  EDI.  ISSC shall not resell any of the EDI services in effect
                 ---
at a Unisource Service Location or use such EDI services to provide services to a third party.

          31.19  No Interference.  Upon the expiration of this Agreement or the
                 ---------------
termination of this Agreement for any reason, Unisource may enter into, and ISSC shall not oppose Unisource's entering into, an arrangement with Ernst & Young or XXXX pursuant to which Ernst & Young or XXXX may provide services similar to the Services.

          31.20  Marketing.  ISSC shall use reasonable efforts to provide
                 ---------
marketing opportunities to Unisource for Unisource products and services within ISSC and IBM.

          31.21  Construction.  The word "including" shall mean "including,
                 ------------
without limitation," throughout this Agreement.

          31.22  Interpretation of Documents.  In the case of conflicts between
                 ---------------------------
the terms of this Agreement and the terms of Schedules or Supplements to this Agreement, the terms of this Agreement shall prevail.

          IN WITNESS WHEREOF, ISSC and Unisource have each caused this Agreement to be signed and delivered by its duly authorized representative.

                                      UNISOURCE WORLDWIDE, INC.



                                      By: /s/ John J. McKiernan
                                          --------------------------
                                               John J. McKiernan
                                           Vice President - Systems
                                             and Administration


                                      INTEGRATED SYSTEMS SOLUTIONS
                                        CORPORATION



                                      By: /s/ Michael N. Anderson
                                          --------------------------
                                             Michael N. Anderson
                                             Director - Systems
                                               Solutions
                                               Business Services

ISSC / Unisource

Agreement for Information Technology Services
- --------------------------------------------------------------------------------

                                 Supplement to
                 Agreement for Information Technology Services

Name and Address of Customer:                                 Enterprise No.:
  Unisource
  825 Duportail Road
  Wayne, Pennsylvania 19087

ISSC Office Address:                                 ISSC Project Office No.:

  ISSC Corporation
  44 South Broadway
  White Plains, New York 10601

Term Commencement Date:         January 1, 1994

Term End Date:                  December 31, 2003

                                                                Contract Year
                                                                -------------
                             1994    1995    1996    1997    1998    1999    2000    2001    2002    2003    2005

                             1/1-    10/1-   10/1-   10/1-   10/1-   10/1-   10/1-   10/1-   10/1-   10/1-   10/1-
                             9/30    9/30    9/30    9/30    9/30    9/30    9/30    9/30    9/30    9/30    9/30
                             -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Annual Services Charge
  United States              34.8    44.6    34.0    34.0    34.0    22.0    19.0    19.0    19.0    19.0     5.0
  ($ in Millions - US)
  Canada                      1.5     1.8
  ($ in Millions - Canadian)

Performance Incentive
($ in Millions)
  3.5% but (less than) 4.0%                                   1.0     1.0     1.0     1.0     1.0     1.0
  4.0% but (less than) 4.5%                                   3.0     3.0     3.0     3.0     3.0     3.0
  4.5% but (less than) 5.0%                                   4.0     4.0     4.0     4.0     4.0     4.0
  5.0% and (greater than)                                     5.0     5.0     5.0     5.0     5.0     5.0

Termination Charge/1/
($ in Millions)
  Convenience                 N/A     N/A     N/A    18.0    13.0     9.0     6.5     4.5     2.5     1.8     0.3
  Change of Control          22.0    22.0    22.0    18.0    13.0     9.0     6.5     4.5     2.5     1.8     0.3

                                                                 Calendar Year
                                                                 -------------
                             BASE    1994    1995    1996    1997    1998    1999    2000    2001    2002    2003

CPI Protection Index          TBD     TBD     TBD     TBD     TBD     TBD     TBD     TBD     TBD     TBD     TBD
(3% Compounded)

Notes:

1 In addition to the Termination Charge above, Unisource agrees to pay ISSC's reasonable and actual expenses associated with early termination for personnel relocation expenses, lease termination fees and subcontractor cancellation penalties.

2  One-time charge plus ongoing support and maintenance.

3 Other = Executive Information System, Management Information System and Electronic Data Interchange.



                                   December 22, 1993                 Page 1 of 2
ISSC/Unisource Confidential           Supplement

                                 Supplement to
                 Agreement for Information Technology Services

                                                                Contract Year
                                                                -------------
                             1994    1995    1996    1997    1998    1999    2000    2001    2002    2003    2003

                             1/1-    10/1-   10/1-   10/1-   10/1-   10/1-   10/1-   10/1-   10/1-   10/1-   10/1-
                             9/30    9/30    9/30    9/30    9/30    9/30    9/30    9/30    9/30    9/30    12/31
                             -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Baselines

Consulting and
Management Services           151     201     154     111     102     N/A     N/A     N/A     N/A     N/A     N/A
(Person Months)

AD/M Services                  20     240     249     228     183     168     150     144     144     144      36
(Person Months)

   AD/M Core
   Skills Group                14     168     174     160     128     118     105     101     101     101      25
   (Person Months)

New Projects
Development                   304     222      18     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
(Person Months)

   NADS                       228      72       0     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
   NAS                         16       2       0     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
   Other/3/                     0     148      18     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A

Upgrade Allotment           2,750     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
($ in Thousands)

Data Network                 0.75    2.50    2.76    2.76    2.76    2.76    2.76    2.76    2.76    2.76    0.67
($ in Millions)

Additional Resource Charge Rates

Consulting and
Management Services
   Annual ($K)                265     273     281     290     298     307     316     326     336     346     356
   Hourly ($)                 160     165     170     176     181     186     192     198     203     216     216

AD/M Services
   Annual ($K)                200     206     212     218     225     232     239     246     253     261     269
   Hourly ($)                 120     124     127     131     135     139     143     148     152     157     162

Warehouse Management/2/

   WMS Installation
   ($K Per Warehouse)
     Mega w/RF              696.6   696.6   696.6     TBD     TBD     TBD     TBD     TBD     TBD     TBD     TBD
     Large w/RF             477.0   477.0   477.0     TBD     TBD     TBD     TBD     TBD     TBD     TBD     TBD
     Medium no/RF           152.8   152.8   152.8     TBD     TBD     TBD     TBD     TBD     TBD     TBD     TBD
     Small no/RF             83.4    83.4    83.4     TBD     TBD     TBD     TBD     TBD     TBD     TBD     TBD

   WMS Maintenance
   ($ Per Warehouse/Month)
     Mega w/RF              7,875   8,269   8,682   9,116   9,572  10,051  10,553  11,081  11,635  12,217  12,828
     Large w/RF             5,375   5,644   5,926   6,222   6,533   6,860   7,203   7,563   7,941   8,338   8,755
     Medium no/RF           3,300   3,465   3,638   3,820   4,011   4,212   4,422   4,643   4,876   5,119   5,375
     Small no/RF            2,642   2,774   2,912   3,058   3,211   3,372   3,540   3,717   3,903   4,098   4,303

Truck Routing/2/

   TRS Installation         110.3   110.3   110.3     TBD     TBD     TBD     TBD     TBD     TBD     TBD     TBD
   ($K Per Warehouse)

   TRS Maintenance            933     980   1,029   1,080   1,135   1,191   1,251   1,313   1,379   1,448   1,520
   ($ Per Warehouse/Month)


                                   December 22, 1993                 Page 2 of 2
ISSC/Unisource Confidential           Supplement

                                 Schedules to
                 Agreement for Information Technology Services

SCHEDULE A --  Unisource Applications Software

SCHEDULE B --  Unisource Systems Software

SCHEDULE C --  Unisource Machines

SCHEDULE D --  ISSC Machines

SCHEDULE E --  Support Services, Performance Standards and Operational
               Responsibilities

SCHEDULE F --  New Services Work Order

SCHEDULE G --  Disaster Recovery Services

SCHEDULE H --  Project Management

SCHEDULE I --  Unisource Service Locations

SCHEDULE J --  ISSC Charges, Measures of Utilization and Financial
              Responsibilities

SCHEDULE K --  Application Installation Standards

SCHEDULE L --  Security Procedures

SCHEDULE M --  Help Desk

SCHEDULE N --  Projects

SCHEDULE O --  Affected Employees and Personnel Transition

SCHEDULE P --  Procedures Manual Outline

SCHEDULE Q --  Human Resources Claims

SCHEDULE R --  Restructured Business Platform/ISSC Data Center Platform

SCHEDULE S --  Key Personnel

SCHEDULE T --  XXXX License Agreement

SCHEDULE U --  XXXX Services Agreement

SCHEDULE V --  XXXX Maintenance Agreement

SCHEDULE W --  Unisource Third Party Agreements

SCHEDULE X --  Release

SCHEDULE Y --  Unisource Reports

SCHEDULE Z --  Confidentiality Agreement


                                    December 22, 1993
ISSC/Unisource Confidential        Table of Schedules            Page 1 of 1

ISSC/Unisource
Agreement for Information Technology Services                 [ART APPEARS HERE]
- --------------------------------------------------------------------------------


                                  Schedule A
                        Unisource Applications Software

Note:
1. Information contained in this Schedule is meant to represent the data known as of the Commencement Date of the Contract. Should omitted Licenses be discovered at a later date, this Schedule will be updated to reflect that additional data.

2. Personnel costs for operating the Software listed in this Schedule are included within the Annual Services Charges.

3. ISSC shall operate the Software in accordance with the Licenses granted pursuant to Article 16 of the Agreement.


    Unijax - Jacksonville, FL


                                                                APPLICATION            RESPONSIBILITY
VENDOR                    APPLICATION NAME                    OPER        FIN        MAINT      UPGRADES
Cambar Business Systems   Customer Order Processing            I*          U           I           C
Cambar Business Systems   Inventory Control/Forecasting        I           U           I           I
Cambar Business Systems   Purchasing/Receiving                 I           U           I           I
Cambar Business Systems   Sales Analysis                       I           U           I           I
Cambar Business Systems   Customer Remote Order Entry (CAPS)   I           U           I           I
Cambar Business Systems   EDI Translator                       I           U           I           I
Cambar Business Systems   Accounts Payable                     I           U           I           I
Cambar Business Systems   Partial Accounts Receivable Module   I           U           I           I
Computer Associates       CA-TAPE HANAGER - 6.0                I           U           I           I
Computer Associates       CA-InterTest - 6.0                   I           U           I           I
Computer Associates       CA-LIBRARIAN - 3.0                   I           U           I           I
Computer Associates       CA-SPACE HANAGER(DISK) - 6.0         I           U           I           I
Computer Associates       CA-UFO                               I           U           I           I
CAI                       Data net                             I           U           I           I
DTA                       DTA/PRINT                            I           U           I           I
Enterprise Systems, Inc.  ANSI-X12 - vendor interface          I           U           I           I
GE Information Services   STD DSXHIT                           I           U           I           I
GE Information Services   EDI DSXHIT                           I           U           I           I
Global Software           CARMS                                I           U           I           I
Global Software           FAQS/XP                              I           U           I           I
Global Software           EXPLORE/VM                           I           U           I           I
Global Software           QuickWrite                           I           U           I           I
Global Software           QuickJob                             I           U           I           I
Global Software           EXPLORE VSE                          I           U           I           I
Global Software           EXPLORE VHXA                         I           U           I           I
GT Software               ASSIST/GT-DOS version                I           U           I           I
GT Software               TUTOR/GT                             I           U           I           I
GT Software               DOCH/GT                              I           U           I           I
H&W Computer Systems      SYSM DOS                             I           U           I           I
H&W Computer Systems      SYSM C/S                             I           U           I           I
Information Builders      FOCUS                                I           U           I           I
Information Builders      CMS to OS/DOS VSAM (XH1)             I           U           I           I

                               December 22, 1993
ISSC/Unisource Confidential       Schedule A
uniskda                                                             Page 1 of 10

                                  Schedule A
                        Unisource Applications Software




    Unijax - Jacksonville, FL

                                                                                 APPLICATION   RESPONSIBILITY
VENDOR                           APPLICATION NAME                                OPER    FIN   MAINT   UPGRADES
McCormack & Dodge                Fixed Assets                                    I       U     I       I
McCormack & Dodge                F/A Plus                                        I       U     I       I
Management Science America       HSA Payroll                                     I       U     I       I
On Line Software International   VERIFY/DOS                                      I       U     I       I
On Line Software International   InterTest/DOS                                   I       U     I       I


    Butler Paper - Port Edwards, WI

                                                                    APPLICATION   RESPONSIBILITY
VENDOR                           APPLICATION NAME                                OPER    FIN   MAINT   UPGRADES
Blue                             DUSP ver 1.2.7                                  I       U     I       I
BHC                              SUPER OPTIHIZER ver. 2.0                        I       U     I       I
BHC                              DB2ALTER ver. 2.3                               I       U     I       I
CANDLE                           CL/Conference                                   I       U     I       I
Compuware                        Abend-AID OS w/DB2 ver. 5.2.2                   I       U     I       I
Compuware                        CICS Abend-AID ver. 5.3                         I       U     I       I
Compuware                        Abend-Aid ver. 4.1.0                            I       U     I       I
Compuware                        RADAR ver. 3.2.3                                I       U     I       I
Computer Associates              CA-SORT ver. 7.3                                I       U     I       I
Computer Associates              CA/CICS/DADS/ PLUS ver 2.2.0                    I       U     I       I
Computer Associates              CA/InterTest ver 4.2.2                          I       U     I       I
Computer Associates              CA/FASTDASD ver. 4.4                            I       U     I       I
Computer Associates              CA/TOP SECRET                                   I       U     I       I
Computer Associates              CA/PANVALET/ISPF                                I       U     I       I
Computer Associates              CA/PANVALET ver 14.2                            I       U     I       I
CSK                              HCI (NETHON) ver. 3.1                           I       U     I       I
DTA                              DTA/JHASTER ver. 1.2                            I       U     I       I
Document Science                 Publishing software                             I       U     I       I
Document Science                 Compuset software                               I       U     I       I
EXECUCOM                         TSO/IFPS PLUS ver. 4.0.2                        I       U     I       I
Goal Int'l                       GOAL FAQS/FTL ver 5.3.5                         I       U     I       I
Goal Int'l                       GOAL FAQS/CICS ver 5.5.6                        I       U     I       I
IBM                              DF/Sort ver. 11                                 I       U     I       I
IBM                              VS FORTRAN ver. 2.5                             I       U     I       I
IBM                              COBOL ver. 2.4                                  I       U     I       I
IBM                              COBOL II w/DBUG ver. 3.0.0                      I       U     I       I
IBM                              COBOL II Report Writer ver. 1.2/RW2036          I       U     I       I
IBM                              OS/VS RPGII ver. 1.1                            I       U     I       I
IBM                              JES3 ver. 4.2.1                                 I       U     I       I
IBM                              TSO/E (ESA) ver. 2.3.1                          I       U     I       I
IBM                              TSO/ISPF/PDF ver 3.3.0                          I       U     I       I
IBM                              OS/PL1 ver 5.1                                  I       U     I       I
IBM                              AFP-PSF ver. 2.1                                I       U     I       I
IBM                              VTAH/MSNF ver 3.4.1                             I       U     I       I
IBM                              SHF ver. 4.2.2                                  I       U     I       I
IBM                              RHF ver. 4.2.2                                  I       U     I       I
IBM                              DFP/VSAH/DFEF ver. 3.3.1                        I       U     I       I
IBM                              DFDSS ver. 2.5                                  I       U     I       I
IBM                              FTP/NPI ver. 1.0                                I       U     I       I
IBM                              FTP-GSP ver. 2.2                                I       U     I       I

                               December 22, 1993
ISSC/Unisource Confidential       Schedule A                       Page 2 of 10

                                  Schedule A
                        Unisource Applications Software


     Butler Paper - Port Edwards, WI

                                                 APPLICATION    RESPONSIBILITY
VENDOR       APPLICATION NAME                    OPER    FIN     MAINT  UPGRADES
IBM          SHP/E ver. 1.6.0                     I       U        I        I
IBM          GDDH/PGF ver. 2.2                    I       U        I        I
IBM          DSF ver. 14                          I       U        I        I
IBM          HCP ver. 1.2                         I       U        I        I
IBM          EREP ver. 3.5                        I       U        I        I
IBM          RSCS ver. 2.3                        I       U        I        I
IBM          VSE/VSAH ver. 1.4.2                  I       U        I        I
IBM          VSE/VSAH (Space Hgt) ver. 1.4.2      I       U        I        I
IBM          VSE/VSAH (Backup-Restore) ver. 1.4.2 I       U        I        I
IBM          VSE FASTCOPY ver. 1.2.1              I       U        I        I
IBM          ACF/VTAH ver. 3.2.0                  I       U        I        I
IBM          BTAH-ES ver. 1.1.10                  I       U        I        I
IBM          COBOL ver. 1.3.0                     I       U        I        I
IBM          DSF ver. 1.12.0                      I       U        I        I
IBM          DOS/VSE/OLTEP ver. 1.1.0             I       U        I        I
IBM          DOS/VSE/EREP ver. 3.4.1              I       U        I        I
IBM          DITTO VH/VSE ver. 3.1.0              I       U        I        I
IBM          FTP/VSE ver. 1.1.0                   I       U        I        I
IBM          VSE/VSAH ver. 1.3.0/VSE SIPO/E 1.4.2 I       U        I        I
IBM          VTAH ver. 2.1.0/VSE SIPO/E 1.4.2     I       U        I        I
IBM          BTAH ver. 1.1.0/VSE SIPO/E 1.4.2     I       U        I        I
IBM          EREP ver. 2.3.0/VSE SIPO/E 1.4.2     I       U        I        I
IBM          COBOL ver. 2.6                       I       U        I        I
IBM          DITTO ver. 1.1.0/VSE SIPO/E 1.4.2    I       U        I        I
IBM          SDF ver. 2.2                         I       U        I        I
IBM          CICS/DDH                             I       U        I        I
IBM          SSP ver. 3.7                         I       U        I        I
IBM          CDC HCP 3745 ver. 5.4.0              I       U        I        I
IBM          ATL HCP ver. 5.4.0                   I       U        I        I
IBM          CICS/OS Prod. ver. 2.1.2             I       U        I        I
IBM          CICS/OS Demo  ver. 2.1.2             I       U        I        I
IBM          CICS/OS Test  ver. 2.1.2             I       U        I        I
IBM          ASH HCP 3745 ver. 5.4.0              I       U        I        I
IBM          BHW HCP 3745 ver. 5.4.0              I       U        I        I
IBM          NETVIEW ver. 1.3                     I       U        I        I
IBM          DISOSS ver. 3.4                      I       U        I        I
IBM          OfficeVision HVS ver. 1.2.0          I       U        I        I
IBM          Displaywrite 370                     I       U        I        I
IBM          DB2 ver. 2.2                         I       U        I        I
IBM          QHF ver. 3.1.1                       I       U        I        I
IBM          DBEDIT ver. 1.3                      I       U        I        I
IBM          AS ver. 2.1                          I       U        I        I
IBM          HVSEDIT ver. 3.1                     I       U        I        I
IBM          OV/FAX ver. 2.2                      I       U        I        I
Innovation   FATS/FATAR ver. 4.3                  I       U        I        I
Innovation   FDR ver. 5.1                         I       U        I        I
Pansophic    TSO/Panvalet ver. 12.0               I       U        I        I
SDI          UDC ver. 7.0                         I       U        I        I

                                   December 22, 1993
ISSC/Unisource Confidential          Schedule A              Page 3 of 10

                                  Schedule A
                        Unisource Applications Software


    Butler Paper - Port Edwards, WI


                                                 APPLICATION          RESPONSIBILITY
VENDOR               APPLICATION NAME           OPER       FIN       MAINT     UPGRADES
Sterling             DYL-260 ver. 7.1             I          U          I          I
Sterling             DYL-260/280 ver. 8.5         I          U          I          I
MacKinney Systems    Show and Tell II ver. 1.0    I          U          I          I
MacKinney Systems    Spy ver. 1.0                 I          U          I          I
Software Technology  CICS/CPF ver. 3.4.4          I          U          I          I
SoftSwitch           SoftSwitch Central ver. V4L3 I          U          I          I
SoftSwitch           Toolkit ver. 1.1             I          U          I          I
Smartech             DOCS ver. 6.8                I          U          I          I
Sterling             DMS ver. 8.1.6               I          U          I          I
Sterling             DMS/ISPF Option ver. 8.1     I          U          I          I
Sterling             SHRINK ver. 4.6.3            I          U          I          I
Sterling             DYL-260/280 ver. 9.5/6.0     I          U          I          I
Sterling             DYL-QUIKJOB ver. 13.0        I          U          I          I
Turnkey Systems      TASKMASTER ver. 2.2.3        I          U          I          I
Tone Software        Flasher JES3                 I          U          I          I
Woven                SMFUTIL ver. 5.1             I          U          I          I

    Butler Paper - Denver, CO

VENDOR            APPLICATION NAME             OPER        FIN        MAINT     UPGRADES
   No software listing available.

    Carpenter - Denver, CO
                                               APPLICATION            RESPONSIBILITY
VENDOR            APPLICATION NAME            OPER      FIN         MAINT      UPGRADES
Intercity         QUANTEL                       I        U            I            I

    Garrett-Buchanan - Philadelphia, PA

                                               APPLICATION              RESPONSIBILITY
VENDOR            APPLICATION NAME            OPER      FIN           MAINT      UPGRADES
Allison-Ross      TIP(TPS ver 4.0 R3-0102)      I        U              I            I
CAI               General Ledger                I        U              I            I



                               December 22, 1993
ISSC/Unisource Confidential       Schedule A                        Page 4 of 10

                                  Schedule A
                        Unisource Applications Software


     Weiss Miquon - Philadelphia, PA

                                                  APPLICATION   RESPONSIBILITY
VENDOR              APPLICATION NAME              OPER    FIN   MAINT  UPGRADES
Baxter              ASAP Express Software         I       U     I      I
Enterprise Systems  Standard Hospital Interface   I       U     I      I
EDI                 Texlon Software               I       U     I      I
EDI                 Enterprise Systems            I       U     I      I
Lotus               Lotus 123                     U       U     U      U
Word Perfect        Word Perfect                  U       U     U      U
                    Harvard Graphics              U       U     U      U

     Monumental Paper - Baltimore, MD

                                                  APPLICATION   RESPONSIBILITY
VENDOR              APPLICATION NAME              OPER    FIN   MAINT  UPGRADES
Lotus               Lotus 123                     U       U     U      U
Word Perfect        Word Perfect                  U       U     U      U
                    Harvard Graphics              U       U     U      U

     Distribix - St. Louis, MO

                                                  APPLICATION   RESPONSIBILITY
VENDOR              APPLICATION NAME              OPER    FIN   MAINT  UPGRADES
Hammermill          HAL - Hammermill Access Link  I       U     I      I
Weyerhauser         WIN - Weyerhaeuser            I       U     I      I
                    Information Network           I       U     I      I
Distribix           Customer Order Entry          I       U     I      I
Distribix           Physical Inventory            I       U     I      I
Distribix           General Ledger                I       U     I      I
Distribix           Sales Reporting               I       U     I      I
Distribix           Paper Plus                    I       U     I      I
Distribix           Microfiche Invoice            I       U     I      I
Distribix           Accounts Receivable & Credit
                    Mgt.                          I       U     I      I
Distribix           Sales Rep Laptop Order Entry  I       U     I      I
Distribix           Inventory Control             I       U     I      I
Distribix           Accounts Payable              I       U     I      I
Distribix           Sales Forecasting             I       U     I      I
Distribix           Billing Systems               I       U     I      I
Distribix           Customer Pricing Management   I       U     I      I
Distribix           Purchase Order Entry          I       U     I      I
Distribix           Direct Order Entry            I       U     I      I
Distribix           National Accounts             I       U     I      I
Distribix           Fixed Asset System            I       U     I      I
Distribix           Inter-Company Transfer        I       U     I      I
Rhumba              Four Session Software         I       U     I      I
Sterling            EDI Purchase Order System     I       U     I      I
Sterling            Walmart National Account      I       U     I      I
                    Price Book System             I       U     I      I

                                      December 22, 1993
ISSC/Unisource Confidential             Schedule A               Page 5 of 10

                                  Schedule A
                        Unisource Applications Software



    Canada East - Cincinnati, OH
                                                                   APPLICATION       RESPONSIBILITY
VENDOR               APPLICATION NAME                              OPER     FIN      MAINT     UPGRADES
Blueline Software    RD/SHARE                                      I        U        I         I
Cincom Systems       R-720 HANTIS - Quebec                         I        U        I         I
Cincom Systems       R-721 High Performance Option - Quebec        I        U        I         I
Cincom Systems       R-720 HANTIS - Ontario                        I        U        I         I
Cincom Systems       R-721 High Performance Option- Ontario        I        U        I         I
Cincom Systems       R-720 HANTIS - Cincinnati                     I        U        I         I
Cincom Systems       R-721 High Performance Option - Cincinnati    I        U        I         I
Computer Associates  Tape /Manager                                 I        U        I         I
Computer Associates  Tape /Manager ESA Option                      I        U        I         I

    Monarch - Houston, TX

                                                                   APPLICATION       RESPONSIBILITY
VENDOR                APPLICATION NAME                             OPER     FIN      MAINT     UPGRADES
DISC                  ONHIDEX KERNEL                               I        U        I         I
DISC                  ONHIDEX QUEST                                I        U        I         I
DISC                  ONHIDEX INTRINSIC LIBRARY                    I        U        I         I
DISC                  ONHIDEX KERNEL                               I        U        I         I
DRC                   SFD                                          I        U        I         I
DRC                   POS                                          I        U        I         I
Powerhouse            Powerhouse 4GL                               I        U        I         I
Robelle               QEDIT                                        I        U        I         I
SOTAS                 SOTAS G/L                                    I        U        I         I
SOTAS                 SOTAS link                                   I        U        I         I
Tymlabs/Unison        BackPack                                     I        U        I         I
Tymlabs/Unison        Roadrunner                                   I        U        I         I
Tymlabs/Unison        Spoolmate                                    I        U        I         I
Tymlabs/Unison        Roadrunner iX PICS TIER T                    I        U        I         I
Tymlabs/Unison        Roadrunner iX UPDATES TIER T                 I        U        I         I
VESOFT                HPEX                                         I        U        I         I
VESOFT                VEAUDIT                                      I        U        I         I
Whitman College       E - mail                                     I        U        I         I

    Mack Pac - Dallas, TX
                                                                   APPLICATION       RESPONSIBILITY
VENDOR                APPLICATION NAME                             OPER     FIN      MAINT     UPGRADES
    No software listing available.


                               December 22, 1993
ISSC/Unisource Confidential       Schedule A                    Page 6 of 10

                                  Schedule A
                        Unisource Applications Software


    Unisource - Oyster Point, CA

                                                                  APPLICATION               RESPONSIBILITY
VENDOR                  APPLICATION NAME                       OPER          FIN          MAINT        UPGRADES
Bradmark                DBGENERAL                               I             U             I             I
DISC                    OHNIDEX Kernel ESHS                     I             U             I             I
DISC                    OHNIDEX Kernel RCS                      I             U             I             I
DISC                    OHNIDEX Intrinsic Library EWSHS         I             U             I             I
DISC                    OHNIDEX Intrinsic Library RCS           I             U             I             I
DRC                     SFD                                     I             U             I             I
DRC                     POS                                     I             U             I             I
DRC                     CSW                                     I             U             I             I
EDI Solutions           EDITRAN                                 I             U             I             I
EDI Solutions           EDIHAP                                  I             U             I             I
HP                      LaserRX/RXForecast                      I             U             I             I
Honeywell/Bull          SVP8064-AOOT Tape Management System     I             U             I             I
Honeywell/Bull          AVF0041-B1T Fixed Asset                 I             U             I             I
Honeywell/Bull          AV40043-O1T Fixed Asset GL INTF         I             U             I             I
Honeywell/Bull          AVF0081-81T PR Batch                    I             U             I             I
Honeywell/Bull          Operating System Nipolos                I             U             I             I
Honeywell/Bull          PPS Utilities                           I             U             I             I
Honeywell/Bull          4180D Print System                      I             U             I             I
Honeywell/Bull          On-Line Host Connection                 I             U             I             I
HP                      DM                                      I             U             I             I
HP                      DATA ENTRY LIB                          I             U             I             I
HP                      BSC LINK                                I             U             I             I
HP                      RJE                                     I             U             I             I
HP                      Cobol                                   I             U             I             I
Intercraft              DE300 II                                I             U             I             I
Robelle                 QEDIT                                   I             U             I             I
Robelle                 SUPRTOOL                                I             U             I             I
Speedware               SPEEDWARE/4GL                           I             U             I             I
Speedware               SPEEDWARE/DESIGNER                      I             U             I             I
Speedware               SYSDOC                                  I             U             I             I
Speedware               Speedex II                              I             U             I             I
Sterling Software       Doculink/HNP                            I             U             I             I
Sterling Software       Network Interconnect                    I             U             I             I
Unison Tymlabs          Haestro H100UC                          I             U             I             I
Unison Tymlabs          Haestro H150UM                          I             U             I             I
Unison Tymlabs          Haestro H150PX                          I             U             I             I
Unison Tymlabs          Haestro H150UX                          I             U             I             I
Unison Tymlabs          Haestro H150UT                          I             U             I             I
Unisource               Profit - Inventory Replenishment        I             U             I             I
Unisource               DBS Payroll                             I             U             I             I
Unisource               DBS F/A - Fixed Assets                  I             U             I             I
Unisource               SA - Sales Analysis                     I             U             I             I
Unisource               IA - Inventory Analysis                 I             U             I             I
Unisource               CU - Customer Usage                     I             U             I             I
Unisource               Data Entry front end Pager Plus         I             U             I             I
Unisource               VIPS - synchronous                      I             U             I             I
Unisource               3780 - RJE interface to HP              I             U             I             I
Unisource               4180 - Page printer driver              I             U             I             I
VESOFT (qty. 4)         HPEX                                    I             U             I             I
VESOFT (qty. 4)         SECURITY                                I             U             I             I
VESOFT                  VE Audit                                I             U             I             I

                               December 22, 1993
ISSC/Unisource Confidential       Schedule A
uniskda                                                             page 7 of 10

                                  Schedule A
                        Unisource Applications Software



     Unisource South - Carson, CA

                                          APPLICATION      RESPONSIBILITY
VENDOR          APPLICATION NAME          OPER     FIN     MAINT    UPGRADES
Bradmark        DBGENERAL                 I        U       I        I
Bradmark        DBGENERAL                 I        U       I        I
DISC            Omnidex                   I        U       I        I
DRC             SFD                       I        U       I        I
SOTAS           SOTAL GL                  I        U       I        I
SOTAS           SOTAL AP                  I        U       I        I
VESOFT          HPEX                      I        U       I        I
VESOFT          SECURITY                  I        U       I        I
Robelle         QEDIT                     I        U       I        I
Robelle         SUPERTOOL                 I        U       I        I
Speedware       SPEEDWARD 4GL             I        U       I        I
Unison          Hastro                    I        U       I        I


     Unisource North - Seattle, WA

                                          APPLICATION      RESPONSIBILITY
VENDOR          APPLICATION NAME          OPER     FIN     MAINT     UPGRADES
Bradmark        DBGENERAL                 I        U       I         I
Bradmark        DBGENERAL                 I        U       I         I
DISC            Omnidex                   I        U       I         I
DRC             SFD                       I        U       I         I
SOTAS           SOTAL GL                  I        U       I         I
SOTAS           SOTAL AP                  I        U       I         I
VESOFT          HPEX                      I        U       I         I
VESOFT          SECURITY                  I        U       I         I
Robelle         QEDIT                     I        U       I         I
Robelle         SUPERTOOL                 I        U       I         I
Speedware       SPEEDWARE 4GL             I        U       I         I
Unison          Hastro                    I        U       I         I

     Unisource Hawaii - Honolulu, HI

                                          APPLICATION      RESPONSIBILITY
VENDOR          APPLICATION NAME          OPER     FIN     MAINT     UPGRADES
VESOFT          HPEX                      I        U       I         I
VESOFT          SECURITY                  I        U       I         I


                                  Schedule A
                        Unisource Applications Software


     COPCO - Columbus, OH

                                               APPLICATION   RESPONSIBILITY
VENDOR                APPLICATION NAME         OPER    FIN   MAINT  UPGRADES
Bradmark              DBGENERAL                I       U     I      I
EDI Solutions         EDITRAII                 I       U     I      I
EDI Solutions         EDIHAP                   I       U     I      I
EDI Solutions         TELAHON COHH PKG         I       U     I      I
Orbit Software        Online - BACKUP +/XL     I       U     I      I

     Inter-City - Minneapolis, MN

                                               APPLICATION   RESPONSIBILITY
VENDOR                APPLICATION NAME         OPER    FIN   MAINT  UPGRADES
    No software listing available.

     Rourke Eno - Hartford, CT


                                               APPLICATION   RESPONSIBILITY
VENDOR                APPLICATION NAME         OPER    FIN   MAINT  UPGRADES
Adager Corporation    Adager Model 2           I       U     I      I
Carolina              SYSPAK XL                I       U     I      I
EDI Solutions         EDITRAN                  I       U     I      I
EDI Solutions         EDIMAP                   I       U     I      I
HP                    COBOL II/XL              I       U     I      I
HSD Inc.              JobRescue                I       U     I      I
HSD Inc.              JobTime                  I       U     I      I
SOTAS                 GL300 General Ledger     I       U     I      I
Supply Tech Inc.      STX Software             I       U     I      I
VESOFT                HPEX 3000                I       U     I      I
VESOFT                SECURITY 3000            I       U     I      I


                                     December 22, 1993
ISSC/Unisource Confidential             Schedule A            Page 9 of 10

                                  Schedule A
                        Unisource Applications Software


       Canada West - Annacis Island, BC, Canada

                                              APPLICATION     RESPONSIBILITY
VENDOR     APPLICATION NAME                   OPER     FIN    MAINT     UPGRADES
DAI        Accounts Payable                   I        U      I         I
DAI        Accounts Receivable                I        U      I         I
DAI        General Ledger                     I        U      I         I
DAI        Sales Analysis                     I        U      I         I
DAI        Sales Order Entry                  I        U      I         I
DAI        Inventory Order Management         I        U      I         I
DAI        Purchasing                         I        U      I         I
DAI        System Utilities                   I        U      I         I
DAI        Universal Management Information   I        U      I         I
DAI        Electronic Data Interface          I        U      I         I
EDI        Telink                             I        U      I         I
Novell     Novell-Lite                        I        U      I         I
           Diskeeper                          I        U      I         I
           PATCHWORKS                         I        U      I         I


                                  December 22, 1993
ISSC/Uunsource Confidential          Schedule A                  Page 10 of 10

ISSC / Unisource

Agreement for Information Technology Services                 [ART APPEARS HERE]
- --------------------------------------------------------------------------------


                                  Schedule B
                          Unisource Systems Software

Note:

1. Information contained in this Schedule is meant to represent the data known as of the Commencement Date of the Contract. Should omitted Licenses be discovered at a later date, this Schedule will be updated to reflect that additional data.

2. Personnel costs for operating the Software listed in this Schedule are included within the Annual Services Charges.

3. ISSC shall operate the Software in accordance with the Licenses granted pursuant to Article 16 of the Agreement.



    Unijax - Jacksonville, FL


ITEM                              SOFTWARE                                  RESPONSIBILITY
VENDOR                            NAME/DESCRIPTION                          OPER       FIN        MAINT        DEV
Altai                             VH/Analyze2-0106                           I          U           I           I
Amdahl                            ZEKE/VSE - Z410B301C                       I          U           I           I
BIH                               BIHPRINT (DTAPRINT) - 3.4F                 I          U           I           I
Dylakor                           QUIKJOB - 13.6                             I          U           I           I
Dylakor                           QUIKINDEX - 2.4.1                          I          U           I           I
Dylakor                           QUICKWRITE - 13.6                          I          U           I           I
IBM                               VTAH/VSE - 3.30                            I          U           I           I
IBM                               PL/1 Common Lib - 1.2.0                    I          U           I           I
IBM                               VTAH/VH - 3.4.1                            I          U           I           I
IBM                               DITTO/VH/VSE - 3.2.0                       I          U           I           I
IBM                               EP - 6.1                                   I          U           I           I
IBM                               DLF - 1.3.0                                I          U           I           I
IBM                               ASSEMBLER - 2.1.0                          I          U           I           I
IBM                               VH/VSE - 1.2.0                             I          U           I           I
IBM                               MCP - 4.3.1                                I          U           I           I
IBM                               PL/1 OPT LIB - 2.3.0                       I          U           I           I
IBM                               RSCS - 3.1.0                               I          U           I           I
IBM                               POWER/VSE - 5.1.0                          I          U           I           I
IBM                               FASTCOPY/VSE - 2.1.0                       I          U           I           I
IBM                               HIGH LEVEL ASSEMBLER - 1.1.0               I          U           I           I
IBM                               DOS/COBOL - 1.3.1                          I          U           I           I
IBM                               DL/1 DOS - 1.9.0                           I          U           I           I
IBM                               DCF - 1.4.0                                I          U           I           I
IBM                               CICS/VR - 1.0.0                            I          U           I           I
                                  FOCUS - Report writer                      I          U           I           I
Legent                            NetSpy/VH                                  I          U           I           I
Legent                            EXPLORER/VH                                I          U           I           I
Legent                            FQS/VSE - 3.54                             I          U           I           I
Legent                            Explorer/VSE - 5.90                        I          U           I           I
Landmark                          MONITOR for CICS/VSE                       I          U           I           I

                               December 22, 1993
ISSC/Unisource Confidential       Schedule B

                                  Schedule B
                          Unisource Systems Software


     Unijax - Jacksonville, FL

ITEM                 SOFTWARE                                          RESPONSIBILITY
VENDOR               NAME/DESCRIPTION                                  OPER  FIN  MAINT  DEV
Macro 4              DUHPHASTER - 2.700                                I     U    I      I
Macro 4              TUBES/VTAH-VH-Session Mgr                         I     U    I      I
Macro 4              SSF                                               I     U    I      I
Macro 4              DHOL                                              I     U    I      I
Macro 4              CICS Transaction Dump Supt                        I     U    I      I
OSI                  INTERTEST-4.2.1                                   I     U    I      I
OSI                  UFO - 3.0                                         I     U    I      I
SDS                  IPCP/BASIC - 2.3                                  I     U    I      I
Sterling Software    QUIKDL1 (DOS/VSE)                                 I     U    I      I
Sterling Software    TRANSLATOR VSE                                    I     U    I      I
Supply Tech Inc.     (Not Identified)                                  I     U    I      I
Snycsort             SYNCSORT/DOS - 2.2C                               I     U    I      I
                     DOCTORD - 5.88/6.23                               I     U    I      I
                     TUBES - 2.300C                                    I     U    I      I
UMIJAX               IPCP/DLI                                          I     U    I      I


      Butler - Port Edwards, WI

ITEM                 SOFTWARE                                          RESPONSIBILITY
VENDOR               NAME/DESCRIPTION                                  OPER  FIN   MAINT  DEV
IBM                  HVS/ESA ver 4.2.2                                 I     U     I      I
IBM                  VH/SP ver 1.6.0                                   I     U     I      I
IBM                  DOS/VSE ver 4.1.3                                 I     U     I      I
IBM                  POWER/VSE ver 4.1.2                               I     U     I      I
IBM                  DOS/VSE ver 1.3.5/VSE SIPO/E 1.4.2                I     U     I      I
IBM                  POWER/VSE ver 2.1.0/VSE SIPO/E 1.4.2              I     U     I      I
DEC                  VAX/VHS ver. 5.5                                  I     U     I      I

     Butler - Denver, CO

ITEM                 SOFTWARE                                          RESPONSIBILITY
VENDOR               NAME/DESCRIPTION                                  OPER  FIN   MAINT  DEV
IBM                  RPG400                                            I     U     I      I
IBM                  OS/400                                            I     U     I      I


     Carpenter - Denver, CO

ITEM                 SOFTWARE                                          RESPONSIBILITY
VENDOR               NAME/DESCRIPTION                                  OPER  FIN   MAINT  DEV
IBM                  RPG400                                            I     U     I      I
IBM                  OS/400                                            I     U     I      I


                                   December 22, 1993
ISSC/Unisource Confidential           Schedule B                   Page 2 of 8

                                  Schedule B
                          Unisource Systems Software

     Garrett-Buchanan - Philadelphia, PA

ITEM          SOFTWARE                         RESPONSIBILITY
VENDOR        NAME/DESCRIPTION                 OPER  FIN  MAINT  DEV
CAI           General ledger                   I     U    I      I
Unisys        OS/3 ver. 13.12.B                I     U    I      I
Unisys        ICAH                             I     U    I      I
Unisys        EDITOR                           I     U    I      I
Unisys        COBOL                            I     U    I      I
Unisys        PCTRAN                           I     U    I      I
Unisys        MS-DOS                           I     U    I      I
Unisys        IMS-HT                           I     U    I      I

     Weiss Miquon - Philadelphia, PA

ITEM          SOFTWARE                         RESPONSIBILITY
VENDOR        NAME/DESCRIPTION                 OPER  FIN  MAINT  DEV
IBM           AIX Version 3                    I     U    I      I
BSI           Maxwell distribution             I     U    I      I

     Monumental Paper - Baltimore, MD

ITEM          SOFTWARE                         RESPONSIBILITY
VENDOR        NAME/DESCRIPTION                 OPER  FIN  MAINT  DEV
IBM           AIX Version 3                    I     U    I      I
JL Sellers    JL Sellers                       I     U    I      I


     Distribix - St. Louis, MO

ITEM          SOFTWARE                         RESPONSIBILITY
VENDOR        NAME/DESCRIPTION                 OPER  FIN  MAINT  DEV
IBM           OS/400                           I     U    I      I
IBM           RPG/400                          I     U    I      I
IBM           CL                               I     U    I      I


                                        December 22, 1993
ISSC/Unisource Confidential                Schedule B           Page 3 of 8

                                  Schedule B
                          Unisource Systems Software



    Canada East - Cincinnati, OH

ITEM                                 SOFTWARE                                                RESPONSIBILITY
VENDOR                               NAME/DESCRIPTION                                        OPER       FIN       MAINT       DEV
B I MOYLE                            BIM SPOON for 4361                                       I          U          I          I
B I MOYLE                            BIM SPOON for 4381                                       I          U          I          I
BMC Software                         3270 SUPEROPTIMIZER/CICS for DOS/VSE                     I          U          I          I
GOAL SYSTEM(Legent)                  FAVER                                                    I          U          I          I
IBM                                  VM/ESA                                                   I          U          I          I
IBM                                  RSCS 5748-XP1                                            I          U          I          I
IBM                                  PASSTHUR 5748-RC1                                        I          U          I          I
IBM                                  IPF 5748-HS1                                             I          U          I          I
IBM                                  ACF/SSP 5664-289                                         I          U          I          I
IBM                                  ACF/HCP 5668-754                                         I          U          I          I
IBM                                  EP 5735-XXB                                              I          U          I          I
IBM                                  VSE/ESA 5799-BMB                                         I          U          I          I
IBM                                  VSE/ESA ADVANCED FUNCTION 5686-032                       I          U          I          I
IBM                                  VSE/ESA POWER 5686-03301                                 I          U          I          I
IBM                                  VSE/ESA FASTCOPY 5686-03401                              I          U          I          I
IBM                                  VSE/ESA VSAM 5686-03701                                  I          U          I          I
IBM                                  VSE/ESA VSAM SPACE MANAGER 5686-03703                    I          U          I          I
IBM                                  VSE/ESA VSAM BACKUP RESTORE 5686-03704                   I          U          I          I
IBM                                  VSE/ESA CICS/VS 5686-02601                               I          U          I          I
IBM                                  VSE/ESA BTAM-ES 5745-SCBTH                               I          U          I          I
IBM                                  VSE/ESA EREP 5656-26001                                  I          U          I          I
IBM                                  VSE/ESA ICKDSF 5658-99201                                I          U          I          I
IBM                                  VSE/ESA ACF/VTAM 5686-03702                              I          U          I          I
IBM                                  VSE/ESA DITTO 5688-05201                                 I          U          I          I
IBM                                  NCCF 5666-285                                            I          U          I          I
IBM                                  COBOL 5746-CB1                                           I          U          I          I
IBM                                  RPG 5746-RG1                                             I          U          I          I
LANDMARK                             MONITOR                                                  I          U          I          I
MACRO4                               CICSPRINT                                                I          U          I          I
MacKINNEY                            ELECTRO MAIL                                             I          U          I          I
MacKINNEY                            CICS/SWAP                                                I          U          I          I
RJH SYSTEM                           SOURCE/BANK                                              I          U          I          I
SDS                                  POWERTOOLS                                               I          U          I          I
SYMCSORT                             SYMCSORT                                                 I          U          I          I
UCCEL (CA)                           VSAMLIST                                                 I          U          I          I
Sterling                             PCHAINFRAME                                              I          U          I          I
Sterling                             EDI-GENTRAN PLUS                                         I          U          I          I
Sterling                             EDI-EDE                                                  I          U          I          I
Sterling                             EDI-SUPERTRACS                                           I          U          I          I



    Canada East - Montreal, Canada


ITEM                                 SOFTWARE                                                RESPONSIBILITY
VENDOR                               NAME/DESCRIPTION                                        OPER       FIN       MAINT       DEV
Macro 4 Inc.                         CISPRINT                                                 I          U          I          I
Macro 4 Inc.                         CIS Two Power Spooling                                   I          U          I          I
SDI                                  Cache Magic VM/SP CP4                                    I          U          I          I


                                   December 22, 1993
ISSC/Unisource Confidential           Schedule B                    Page 4 of 8

                                  Schedule B
                          Unisource Systems Software


     Monarch Paper - Houston, TX


ITEM              SOFTWARE                         RESPONSIBILITY
VENDOR            NAME/DESCRIPTION                 OPER  FIN   MAINT  DEV
HP                HPEiX Ver. 4.0                   I     U     I      I

     Mack Pac - Dallas, TX



ITEM              SOFTWARE                         RESPONSIBILITY
VENDOR            NAME/DESCRIPTION                 OPER  FIN   MAINT  DEV
                  UNIX                             I     U     I      I
                  PICK RDBMS                       I     U     I      I
                  PICK BASIC                       I     U     I      I
Prelude           Prelude Distribution             I     U     I      I

     Unisource Central - Oyster Point, CA


ITEM              SOFTWARE                         RESPONSIBILITY
VENDOR            NAME/DESCRIPTION                 OPER  FIN   MAINT  DEV
Honeywell/Bull    GCOS8                            I     U     I      I
Honeywell/Bull    GCOS6                            I     U     I      I
Honeywell/Bull    DSA300                           I     U     I      I
Honeywell/Bull    DP58,88,90 Host                  I     U     I      I
Honeywell/Bull    RB Binary Syns                   I     U     I      I
Honeywell/Bull    RCI Terminal                     I     U     I      I
Honeywell/Bull    DNS300 Host Admin                I     U     I      I
Honeywell/Bull    DNS300 Network Admin             I     U     I      I
Honeywell/Bull    DN - IV STD IDS/II               I     U     I      I
Honeywell/Bull    INDEXED Seq Proc                 I     U     I      I
Honeywell/Bull    Cobol 74                         I     U     I      I
Honeywell/Bull    Cobol 74 Runtime                 I     U     I      I
Honeywell/Bull    Cobol 68 Runtime                 I     U     I      I
Honeywell/Bull    Cobol 85 Comp/RT                 I     U     I      I
Honeywell/Bull    GC858 SAT Full                   I     U     I      I
Honeywell/Bull    TSS Comp Facility                I     U     I      I
Honeywell/Bull    Comp SYS UTIL                    I     U     I      I
Honeywell/Bull    AVF0041                          I     U     I      I
Honeywell/Bull    AV40043                          I     U     I      I
Honeywell/Bull    AVF0081                          I     U     I      I
Honeywell/Bull    SVP8064                          I     U     I      I
HP                HPEiX v4.0                       I     U     I      I
HP                HPEiX vG.2P.00                   I     U     I      I
HP                HPEV vG.2P.00                    I     U     I      I
HP                NS3000                           I     U     I      I
HP                Glance XL                        I     U     I      I
HP                LAser RX/RX Forecast             I     U     I      I



                               December 22, 1993
ISSC/Unisource Confidential        Schedule B                     Page 5 of 8
uniskdb

                                  Schedule B
                          Unisource Systems Software


    Unisource South - Carson, CA

ITEM                             SOFTWARE                                      RESPONSIBILITY
VENDOR                           NAME/DESCRIPTION                              OPER      FIN      MAINT      DEV
HP                               HPEiX ver 4.0                                  I         U         I         I
HP                               NS3000                                         I         U         I         I
HP                               Glance XL                                      I         U         I         I
HP                               LaserRX/RXForecast                             I         U         I         I
DRC                              SFD                                            I         U         I         I
SOTAS                            SOTAS GL                                       I         U         I         I
SOTAS                            SOTAS AP                                       I         U         I         I
VESOFT                           HPEX                                           I         U         I         I
VESOFT                           SECURITY                                       I         U         I         I
Robelle                          QEDIT                                          I         U         I         I
Robelle                          SUPRTOOL                                       I         U         I         I
Speedware                        SPEEDWARE 4GL                                  I         U         I         I
Unison                           Maestro                                        I         U         I         I
Bradmark                         DBGENERAL                                      I         U         I         I
DISC                             Omnidex                                        I         U         I         I


    Unisource North - Seattle, WA


ITEM                              SOFTWARE                                    RESPONSIBILITY
VENDOR                            NAME/DESCRIPTION                            OPER      FIN       MAINT       DEV
HP                                HPEiX ver 4.0                                I         U          I          I
HP                                NS3000                                       I         U          I          I
HP                                Glance XL                                    I         U          I          I
HP                                LaserRX/RXForecast                           I         U          I          I
DRC                               SFD                                          I         U          I          I
DRC                               POS                                          I         U          I          I
VESOFT                            MPEX                                         I         U          I          I
VESOFT                            SECURITY                                     I         U          I          I
Robelle                           QEDIT                                        I         U          I          I
Robelle                           SUPRTOOL                                     I         U          I          I
Speedware                         SPEEDWARE 4GL                                I         U          I          I
Unison                            Maestro                                      I         U          I          I
Bradmark                          DBGENERAL                                    I         U          I          I
DISC                              Omnidex                                      I         U          I          I



    Unisource Hawaii - Honolulu, HI


ITEM                              SOFTWARE                                    RESPONSIBILITY
VENDOR                            NAME/DESCRIPTION                            OPER      FIN       MAINT       DEV
HP                                HPEiX ver 4.0                                I         U          I          I



                               December 22, 1993
ISSC/Unisource Confidential       Schedule B
uniskdb                                                              Page 6 of 8

                                  Schedule B
                          Unisource Systems Software



    Copco - Columbus, OH


ITEM                                 SOFTWARE                              RESPONSIBILITY
VENDOR                               NAME/DESCRIPTION                      OPER      FIN      MAINT      DEV
ADAGER                               Model 2                                I         U         I         I
HP                                   HPE/XL Rel B.40.0                      I         U         I         I
VSOFT                                HPEX 3000                              I         U         I         I
DISC                                 OMNIDEX Kernal                         I         U         I         I
DISC                                 OMNIDEX Intrinsic Library              I         U         I         I
Robelle                              SUPRTOOL                               I         U         I         I


    Inter-City - Minneapolis, MN

ITEM                                 SOFTWARE                              RESPONSIBILITY
VENDOR                               NAME/DESCRIPTION                      OPER      FIN      MAINT      DEV
Quantel-Quantel                      Quick/Basic                            I         U         I         I


    Rourke Eno - Hartford, CT

ITEM                                 SOFTWARE                              RESPONSIBILITY
VENDOR                               NAME/DESCRIPTION                      OPER      FIN      MAINT      DEV
Adger                                4GL                                    I         U         I         I
                                     IMAGE DBMS                             I         U         I         I
HP                                   HPEXix ver 4.0                          I         U         I         I
HP                                   Glance                                 I         U         I         I


    Canada West - Annacis Island, BC, Canada

ITEM                                 SOFTWARE                              RESPONSIBILITY
VENDOR                               NAME/DESCRIPTION                      OPER      FIN      MAINT      DEV
Digital                              VAX ver. 5.5-2                         I         U         I         I
Digital                              VAXSIMPLIS                             I         U         I         I
Digital                              OpnVHS/V Bas SSS VAX 4100              I         U         I         I
Digital                              DM/OSI ES V/V LPS                      I         U         I         I
Digital                              DEC Rdb Rt V/V LPS                     I         U         I         I
Digital                              OpnVHS/V VAX O/S LPS 4 User            I         U         I         I
Digital                              OpnVHS/V FAX O/S LPS 16 User           I         U         I         I
Digital                              VAX WAN Driver LPS                     I         U         I         I
Digital                              VAXCLUSTER SW LPS                      I         U         I         I
Digital                              OpnVHS/V Base SSS VAX                  I         U         I         I
Digital                              DM/OSI EF V/V LPS                      I         U         I         I
Digital                              DECRdb Rt V/V LPS                      I         U         I         I
Digital                              OPHVMS/V UHL LPS VAX 7610              I         U         I         I
Digital                              VAXCLUSTER SW LPS                      I         U         I         I


                               December 22, 1993
ISSC/Unisource Confidential       Schedule B
uniskdb                                                              Page 7 of 8

                                  Schedule B
                          Unisource Systems Software






     Canada West - Annacis Island, BC, Canada


ITEM              SOFTWARE                               RESPONSIBILITY
VENDOR            NAME/DESCRIPTION                       OPER  FIN   MAINT  DEV
Digital           VAX WAN Driver LPS                     I     U     I      I
Digital           INFOSVR 100/500 SVR SSS/06             I     U     I      I
Digital           Pathworks Basic Support LPS            I     U     I      I
Digital           Pathworks/HAC CL HAC RX23              I     U     I      I
Digital           Pathworks HAC SVR HDDS TK503           I     U     I      I
Digital           VAX WAN Driver LPS                     I     U     I      I
Dibol             Programming environment                I     U     I      I













                               December 22, 1993
ISSC/Unisource Confidential       Schedule B                         Page 8 of 8

ISSC / Unisource                                         [ART APPEARS HERE]

Agreement for Information Technology Services
- --------------------------------------------------------------------------------

                                  Schedule C
                              Unisource Machines



Note:
1. Information contained in this Schedule is meant to represent the data known as of the Commencement Date of the Contract. Should omitted Leases be discovered at a later date, this Schedule will be updated to reflect that additional data.

2. Data communication not listed and residing at a Unisource Service Location is covered by this Schedule.

3. All items listed in this Schedule are quantity one unless otherwise noted.



     Unijax - Jacksonville, FL

VENDOR       MACH              MACH    MACH        MACH                QUANTITY
NAME         TYPE              MODEL   S/N         DESCRIPTION
AMDAHL       5890              300E    511192      CPU
EMC          4204-4 Symmetrix
IBM          3990              J03                 DASD
IBM          3990              J03                 DASD
IBM          3390              A28                 DASD
IBM          3390              A28                 DASD
IBM          3390              B2C                 DASD
IBM          3390              B2C                 DASD
IBM          3390              B2C                 DASD
IBM          6120 feature for 3390                 DASD
IBM          3803                                  DASD
IBM          3420                                  DASD
IBM          3725                                  FEP
Hitachi      7480              A22                 Tape
Hitachi      7480              A22                 Tape
Hitachi      7480              B22                 Tape
Hitachi      7480              B22                 Tape
HP                                                 Data Wedge          50
HP                                                 Laser Printer
Magnavox                                           VGA Monitors        50
Epson                                              F11050 Printer      50
Hitachi      7480              B22                 Tape                 6
Storage Tek  5000              E21                 Printer              2






                               December 22, 1993
ISSC/Unisource Confidential       Schedule C                      Page 1 of 14

                                  Schedule C
                              Unisource Machines

     Butler - Port Edwards, WI
VENDOR     MACH     MACH     MACH     MACH          QUANTITY
NAME       TYPE     MODEL    S/N      DESCRIPTION

     No hardware listing available.

     Butler - Denver, CO

VENDOR     MACH     MACH     MACH     MACH          QUANTITY
NAME       TYPE     MODEL    S/N      DESCRIPTION
IBM        AS/400                     CPU
IBM        2440     A12
IBM        3174     O1R               Controller      9
IBM        3174     11R               Controller     21
IBM        3174     61R               Controller     12
IBM        3174     03R               Controller      2
IBM        3174     91R               Controller      7
IBM        3174     51R               Controller      8
IBM        3174     81R               Controller     12
IBM        3178     C40               Display        80
IBM        3178     C20               Display
IBM        3178     C30               Display         6
IBM        3180     220               Display         6
IBM        3180     110               Display         1
IBM        3180     120               Display         8
IBM        3191     A10               Display       361
IBM        3191     B10               Display
IBM        3192     FD0               Display
IBM        3192     G10               Display         2
IBM        3196     A10               Display
IBM        3197     DG0               Display         2
IBM        3268     002               Printer        19
IBM        3278     002               Printer        16
IBM        3299     002                              31
IBM        3471     BG1               Display        16
IBM        3745     170               FEP
IBM        3834     001                               6
IBM        3979     001
IBM        4201     001               Printer
IBM        4224     101               Printer
IBM        4224     202               Printer        68
IBM        5219     D02                               2
IBM        5262     001
IBM        5291     200                               3
IBM        5821     010







                               December 22, 1993
ISSC/Unisource Confidential       Schedule C                        Page 2 of 14
uniskdc

                                  Schedule C
                              Unisource Machines



    Butler - Denver, CO

VENDOR           MACH        MACH       MACH          MACH              QUANTITY
NAME             TYPE        MODEL      S/N           DESCRIPTION
IBM              5853        003
IBM              5865        001                                          4
IBM              5866        003                                          2
IBM              5866        002                                         32
IBM              6262        T14
IBM              7861        026                      Modem              22
IBM              7861        047                      Modem              35
IBM              9309        002                                          2
IBM              9331        001
IBM              9335        A01
IBM              9335        B01
IBM              9406        B40
Xerox            4050                   Y87100491     Printer
Xerox            4090                   64N021119     Printer
Xerox            3700                   E350254399    Printer
Xerox            4045        150D       V80431909     Printer

    Carpenter - Denver, CO

VENDOR           MACH        MACH       MACH          MACH              QUANTITY
NAME             TYPE        MODEL      S/N           DESCRIPTION
AT&T             3600                                 Comsphere DSU      29
AT&T                                                  Modem               9
                                                      CRT               140
Dataphone                                             Modem              10
Decision Data    7755                                 Tape Drive
IBM              AS/400                               CPU
IBM              9347                                 Tape Drive
IBM (compatible)                                      PC                 20
Perle            394E                                 Wkst. Ctlr         46
                                                      Printer            35
Perle            394T                                 8-Device
Perle            394T                                 8-Device
Perle            394E                                 16-Twinax
Perle            394E                                 16-Twinax
Perle            394E                                 16-Twinax
Perle            394E                                 16-Twinax
Perle            394E                                 32-Twinax
Perle            394E                                 32-Twinax
Perle            394T
Perle            394T
Perle            394
Perle            394



                               December 22, 1993
ISSC/Unisource Confidential       Schedule C                     Page 3 of 14

                                  Schedule C
                              Unisource Machines

      Garrett - Buchanan - Philadelphia, PA

VENDOR                  MACH             MACH             MACH               MACH                       QUANTITY
NAME                    TYPE             MODEL            S/N                DESCRIPTION

BA Equip. Leasing       F2919            00                                  Console Table
BA Equip. Leasing       C3971            00                                  Console Key Caps
BA Equip. Leasing       F5122            00                                  WSC Conversion
BA Equip. Leasing       F4864            01                                  Storage EXP-4MB
BA Equip. Leasing       F4868            00                                  Channel EXP                3
BA Equip. Leasing       F3964            05                                  Power Supply
BA Equip. Leasing       F2798            00                                  SLCA-Med Speed             3
BA Equip. Leasing       C3823            00                                  SLCA SEL-RTS               3
BA Equip. Leasing       C3824            00                                  SLCA SEL                   3
BA Equip. Leasing       F2799            99                                  SLCA-Low Speed
BA Equip. Leasing       8494             998494                              Disk Subsystem
BA Equip. Leasing       F4958            998494                              Ctlr Expansion
BA Equip. Leasing       F4959            99                                  Drive Expansion            3
BA Equip. Leasing       F5152            998494                              Dual Access                4
BA Equip. Leasing       F5268            01                                  Terminator
BA Equip. Leasing       3612             87SVT-1122                          Workstations               32
BA Equip. Leasing       3612             87SVT-1123                          Terminals                  35
BA Equip. Leasing       AP1329270                                            Printer                    20
BA Equip. Leasing       B9961            15                                  RS232 Interface            20
Norwest                 0789             930789                              Printer
Norwest                 F3734            01IDUC
Norwest                 8419             008419                              Disk
Norwest                 F2789            02                                  Peripheral Cont.
Norwest                 F2788            04                                  Workstation                4
Norwest                 F2788            99SLCA    4
Norwest                 8609             00T                                 MUX                        7
Norwest                 8422             02                                  Diskette Subsystem
Norwest                 F3427            01                                  Diskette Control
Unisys                  3135-96 Sys 80   Mod 15                              CPU
Unisys                  8494                                                 DASD                      8
Unisys                  8419                                                 DASD
Unisys                  IBM 5160                                             PC                        18
Unisys                  IBM 5170                                             PC                        5
Unisys                  SVT 1120                                             WRKST                     111
Unisys                  SVT 1124                                             WRKST                     3
Unisys                  HP 2686A                                                                       2
Unisys                  Epson                                                Printers                  12
Unisys                  136COL                                               Printers                  25
Unisys                  OM37001/AS                                                                     6
Unisys                  OM23000 CT                                                                     5
Unisys                  OM1000/YG
Unisys                  OM3000/FC                                                                      4
Unisys                  OM105000/BM                                                                    4
Unisys                  3660/98                                                                        2
Unisys                  6347/95
Unisys                  6211/94
Unisys                  6222/96
Unisys                  6226/98
Unisys                  6231/98
Unisys                  7685/98

                                        December 22, 1993
ISSC/Unisource Confidential                Schedule C              Page 4 of 14

                                  Schedule C
                              Unisource Machines


    Garrett-Buchanan - Philadelphia, PA

VENDOR            MACH          MACH      MACH       MACH               QUANTITY
NAME              TYPE          MODEL     S/N        DESCRIPTION
Unisys            BT 3261-81                         Tape drive
Unisys            BT 3266                            Tape drive
Unisys            9246          25B                  Printer
Unisys            0789          93                   Printer


    Weiss Miquon - Philadelphia, PA

VENDOR            MACH          MACH      MACH       MACH               QUANTITY
NAME              TYPE          MODEL     S/N        DESCRIPTION
IBM               RS/6000       320H                 Control unit
IBM               Server/320                         Control unit
IBM               7208                               Tape Drive
IBM                             800 Ipm              Printer              4
IBM (compatible)                                     PC                   2
Okidata           321                                Printer
Roec              Wyse 15V29                         DASD
Roec              Wyse Keyboard
Roec              Wyse 21K100123                     Monitor
Roec              Wyse 4501VGA                       Monitor
Roec              OKI 81280063284                    Printer
MAI Basic Four    MAIP4201                           Printer
MAI Basic Four    MAIP4213                           Printer
MAI Basic Four    MAIP4220                           Printer
MAI Basic Four    MAIO4313                           Terminal            32
MAI Basic Four    MAIO4312                           EVDT                 6


    Monumental Paper - Baltimore, MD

VENDOR            MACH          MACH      MACH       MACH               QUANTITY
NAME              TYPE          MODEL     S/N        DESCRIPTION
IBM               RS6000        Power                CPU
IBM               Server/320                         CPU


                               December 22, 1993
ISSC/Unisource Confidential       Schedule C                        Page 5 of 14

                                  Schedule C
                              Unisource Machines


     Distribix - St. Louis, MO

VENDOR          MACH        MACH      MACH     MACH             QUANTITY
NAME            TYPE        MODEL     S/N      DESCRIPTION
Decision Data   Workstation                                     14
Decision Data   Printer
IBM             AS/400      D60       S10A5184 CPU
IBM             3430                           Tape Drive
IBM             4234        D02                Printer
IBM             3262                           Printer
IBM             4214                  36479    Printer
IBM             4214                  69528    Printer
IBM             4214                  86328    Printer
IBM             5224                  15512    Printer
IBM             5224                  86888    Printer
IBM             5224                  21093    Printer
IBM             5224                  55545    Printer
IBM             5224                  23400    Printer
IBM             5224                  16544    Printer
IBM             5224                  15192    Printer
IBM             5224                  84687    Printer
IBM             5224                  17214    Printer
IBM             5224                  79959    Printer
IBM             5256                  52898    Printer
IBM             5226                  36907    Printer
IBM             5226                  55876    Printer
IBM             5226                  54480    Printer
IBM             5226                  33065    Printer
IBM             5226                  55877    Printer
IBM             5226                  54479    Printer
IBM             5226                  54478    Printer
IBM             3179                           Display            2
IBM             5291                                              9
IBM             5714                                              3
IBM             5799
IBM             9309                                              2
IBM             9335                                             12
IBM             5294                           Comm ctlr
Memorex         5441                           Tape Drive
Memorex         1476                                             22
Memorex         1477                                             12
Memorex         0196                                              8
Memorex         2296                                             19
Memorex         1196                                              4
Memorex         1197                                              9
Memorex         1224                                              7
Memorex         8067                                             15
Memorex         8090
Memorex         8063                                             10
XL Datacomp     9637        002                DASD
XL Datacomp     9637        002                DASD
XL Datacomp     9637        002                DASD
XL Datacomp     9637        002                DASD
XL Datacomp     9637        121 IPI10          DASD
Perle           5294                           Comm ctlr




                               December 22, 1993
ISSC/Unisource Confidential       Schedule C                       Page 6 of 14

                                  Schedule C
                              Unisource Machines


    Canada East - Cincinnati, OH

VENDOR        MACH        MACH        MACH        MACH                 QUANTITY
NAME          TYPE        MODEL       S/N         DESCRIPTION
IBM           9121        210                     CPU
IBM           3880-3                              CPU                   2
IBM           3380E                               DASD                  3
IBM           9345-2                              DASD
IBM           3720-1                              DASD                  2
IBM           3803-2                              DASD
IBM           3420-8                              Tape dr.              2
IBM           3480        A22                     Tape
IBM           3480        B22                     Tape                  2
IBM           4245        20                      Printer
IBM           4341        M02                     CPU
IBM           129         003                     Card Punch
IBM           3203        005                     Printer
IBM           3287        002                     Printer
IBM           3370        A01                     DASD
IBM           3370        B01                     DASD                  3
IBM           3274        D01                     Control Unit          2
IBM           3274        D41                     Control Unit
IBM           3505        B02                     Controller - Card
IBM           3525        P03                     Card Punch
Paradyne      7610        3                       LCU
Paradyne      7229                                LCU                   4
Paradyne      7620        3                       RCU
Paradyne      7212                                RCU                   2
TELL          4331C                1551872        T-1 Aggregate Link
TELL          4331C                204841         T-1 Aggregate Link
TELL          4335                 1506151        CPU Switch
TELL          8440                 11368          VAC Power Supply
TELL          8440                 11369          VAC Power Supply
TELL          8440                 11371          VAC Power Supply
TELL          4340                 1555943        TELABS 4 CH SYNC
TELL          4340                 1360901        TELABS 4 CH SYNC
TELL          4340                 1562436        TELABS 4 CH SYNC
TELL          4340                 1562457        TELABS 4 CH SYNC
TELL          4340                 1562462        TELABS 4 CH SYNC
TELL          4340                 396207         TELABS 4 CH SYNC
TELL          4341A                1557509        QUAD RS232 Interface
TELL          4341A                1557513        QUAD RS232 Interface
TELL          4341A                3850220        QUAD RS232 Interface
TELL          4341A                1850269        QUAD RS232 Interface
TELL          4341A                1850270        QUAD RS232 Interface
TELL          4341A                394331         QUAD RS232 Interface
TELL          350TF                1877           V35-RS INTE CONV
TELL          4300                 DP14828        T1 Main Shelf
TELL          4402                 48628          110 VAC Power Shelf
TELL          4836                 1514172        4836 P/S Monitor
TELL          4332C                1850128        Control Processor
TELL          4332C                396354         Control Processor
TELL          4333A                1551470        Serial I/D Module
TELL          4333A                1551471        Serial I/D Module
TELL          4830                 1550253        Datalink Control
TELL          4830                 1550278        Datalink Control
Unisys        Mod 18
Unisys        Mod 24



                               December 22, 1993
ISSC/Unisource Confidential       Schedule C                        Page 7 of 14
uniskdc

                                  Schedule C
                              Unisource Machines


     Canada East - East Montreal, Canada


VENDOR   MACH      MACH        MACH          MACH                QUANTITY
NAME     TYPE      MODEL       S/N           DESCRIPTION
ITT      9420                                Controller          15
ITT      94300                               Device Adaptor      28
ITT      9341                                Printer
ITT      9342                                Printer              2
ITT      9301                                Printer              2
ITT      9303                                Printer             22
ITT      92230                               Terminal            47
ITT      94320                               Terminal            45

     Monarch Paper - Houston, TX

VENDOR   MACH      MACH        MACH          MACH                QUANTITY
NAME     TYPE      MODEL       S/N           DESCRIPTION
HP       HP3000    960                       CPU
HP       HP150 II                            CPU                  7
HP       C2204A                              DASD                11
HP       HP7978                              Tape
HP       2566B     900 Ipm                   Printer
HP       2566B     900 Ipm                   Printer
HP       700/92                              Terminal            29
HP       700/94                              Terminal             2
HP       9123D                               Disk drive           7
HP       2686A                               Printer
HP       2277A                               Printer              2
HP       D1182A                              Display              6
HP       4594C     Vectra ES/12              Display              6
HP       2934A                               Printer              3
HP       2933A                               Printer
HP       33440A                              Printer              5
HP       33449A                              Printer
HP       2563B                               Printer
HP       2563A     300 Ipm                   Printer              2
HP       2563B     300 Ipm                   Printer
HP       7470A                               Plotter
HP       7440A                               Printer
HP       Laserjet  2000                      Printer
IEM      4850      5GB                       Tape


     Mack Pac - Dallas, TX
VENDOR   MACH      MACH           MACH       MACH                 QUANTITY
NAME     TYPE      MODEL          S/N        DESCRIPTION

IBM      RS/6000   320                       CPU




                               December 22, 1993
ISSC/Unisource Confidential        Schedule C                     Page 8 of 14

                                  Schedule C
                              Unisource Machines

    Unisource Central - Oyster Point, CA

VENDOR            MACH      MACH       MACH      MACH            QUANTITY
NAME              TYPE      MODEL      S/N       DESCRIPTION
Cirdata           BP1500               X08371    Printer
Delphax           4180D                          Printer
DTC                                              Comn ctlr       6
Honeywell/Bull    DSP8000   81E                  CPU
Honeywell/Bull    DVC8120                        Datanet
Honeywell/Bull    DSP6000                        CPU
Honeywell/Bull    DN8                            CPU
Honeywell/Bull    DPS6                           CPU
Honeywell/Bull    MSP3880                        DASD
Honeywell/Bull    MSU3380                        DASD
Honeywell/Bull    MSU3382                        DASD            2
Honeywell/Bull    MSU3880                        DASD            3
Honeywell/Bull    MSU3881                        DASD
Honeywell/Bull    MTP610    1/2" 9trk            Tape drive      4
Honeywell/Bull    MTF0634
Honeywell/Bull    MTF0635                                        3
Honeywell/Bull    MTF8030
Honeywell/Bull    MTK0630
Honeywell/Bull    MTK0633                                        4
Honeywell/Bull    MTP8021
Honeywell/Bull    MTV0630
Honeywell         PRU900                         Printer
Honeywell/Bull    DN8                            FEP
Honeywell/Bull    M201                           Disk drive
HP                HP3000    series 992           CPU
HP                HP3000/GX                      CPU
HP                7937FL                         DASD           12
HP                C2204A                         DASD
HP                C2204A                         DASD
HP                C3023T                         DASD
HP                HP7080    1/2" 9trk            Tape drive
HP                HP2363                         Printer
Printronix                                       Printer
Cipher                                           Black box











                               December 22, 1993
ISSC/Unisource Confidential        Schedule C                     Page 9 of 14
uniskdc

                                  Schedule C
                              Unisource Machines

     Unisource South - Carson, CA

VENDOR          MACH        MACH        MACH      MACH                  QUANTITY
NAME            TYPE        MODEL       S/N       DESCRIPTION
Dataproducts    1200                              Printer
HP              3000        980                   CPU
HP              3000        S70                   CPU
Eagle           1.34FL                            DASD
Eagle           1.34FL                            DASD
Eagle           1.34FL                            DASD
HP              7937XP                            DASD                   7
HP              7937H                             DASD
HP              7937FL                            DASD
HP              7936H                             DASD
HP              670H                              DASD
HP                                                Bridges                3
Timplex                                           Datacom devices
HP              7980         1/2" 9track          Tape
HP              2563                              Printer
HP              2563                              Printer
HP              DTC                               FEP                    7
Printronix                                        Printer


     Unisource North - Seattle, WA

VENDOR          MACH        MACH        MACH      MACH                  QUANTITY
NAME            TYPE        MODEL       S/N       DESCRIPTION
HP              3000        960                   CPU
HP              7937XP                            DASD                   7
HP              7936XP                            DASD
HP              C2204A                            DASD
HP              C2204A                            DASD
HP              XC 7980     1/2" 9track           Tape
HP              2563                              Printer
HP              DTC                               Comm ctlr              5
Timplex                                           Datacom devices



                               December 22, 1993
ISSC/Unisource Confidential       Schedule C                       Page 10 of 14
uniskdc

                                  Schedule C
                              Unisource Machines

      Copco - Columbus, OH

VENDOR                  MACH             MACH                MACH                    MACH                       QUANTITY
NAME                    TYPE             MODEL               S/N                     DESCRIPTION
HP                      3000             980-100                                    CPU
HP                      7937             540mb                                      DASD                        7
HP                      2203             670mb                                      DASD
HP                      2204             1.3gb                                      DASD                        4
HP                      7978B                                                       Tape Drive
HP                      14850            8mm                                        Tape Drive
HP                      2345A                                2635F01064             Comm ctlr
HP                      2345A                                2635F01065             Comm ctlr
HP                      2345A                                2635F01066             Comm ctlr
HP                      2345A                                2635F01067             Comm ctlr
HP                      2345A                                2635F01063             Comm ctlr
HP                      2345A                                2813A02132             Comm ctlr
HP                      2345A                                2813A01127             Comm ctlr
HP                      2934A                                2844A51104             Printer
HP                      2562C                                2922A00154             Printer
HP                      2932A                                2434A09628             Printer
HP                      2932A                                2450A15902             Printer
HP                      2932A                                2450A15951             Printer
HP                      2932A                                2450A15953             Printer
HP                      2932A                                2450A15917             Printer
HP                      2932A                                2533A23738             Printer
HP                      2932A                                2535A23746             Printer
HP                      2932A                                2605A29520             Printer
HP                      2932A                                2715A39740             Printer
HP                      2932A                                2533A22237             Printer
HP                      2932A                                2533A21799             Printer
HP                      2932A                                2450A15954             Printer
HP                      2567B                                2819A03862             Printer
HP                      2567C                                3011A00145             Printer
HP                      2563C                                3109Y04345             Printer
HP                      2563C                                3109Y04347             Printer
HP                      2934A                                                                                   2
HP                      Bridge                               3213A06045
HP                      Bridge                               3141A04884


ISSC/Unisource Confidential             December 22, 1993
uniskdc                                    Schedule C              Page 11 of 14

                                  Schedule C
                              Unisource Machines


      Inter-City - Minneapolis, MN

VENDOR             MACH         MACH       MACH       MACH             QUANTITY
NAME               TYPE         MODEL      S/N        DESCRIPTION
Monumental Tech    W/Q64        64                    CPU
Monumental Tech    F 3551W/Q64                        DASD
Monumental Tech    F 5241W/Q64                        Tape
Monumental Tech    4121                               Printer
Monumental Tech    5067                               Printer
Monumental Tech    5082                               Printer
Monumental Tech    5131                               Printer
Monumental Tech    F 4807                             Video Ctlr
Decision Data      3278                               DASD
Decision Data      4051                               Display           3
Decision Data      4052                               Display          12
Decision Data      4212                               Printer
Decision Data      5067                               Printer
Decision Data      5082                               Printer
Decision Data      5131                               Printer            2
Decision Data      64 297                             CPU
Decision Data      IOU-48                             Disk/Tape
Decision Data      IOU-56                             Disk/Tape
Decision Data                                         400MB DASD
Decision Data                                         8MM Tape drive
Decision Data                                         16 BPI Tape drive




ISSC/Unisource Confidential        December 22, 1993               Page 12 of 14
uniskdc                               Schedule C

                                  Schedule C
                              Unisource Machines

      Rourke Eno - Hartford, CT

VENDOR                  MACH                    MACH                 MACH                    MACH                       QUANTITY
NAME                    TYPE                    MODEL                S/N                     DESCRIPTION
Data Comm Systems       Codex 2264                                                           Modem                      2
Data Comm Systems       Codex 48001                                                          Modem                      12
Data Comm Systems       Codex 48000                                                          Modem                      11
Data Comm Systems       DATRICE 40-4102                                                      Modem                      4
Data Comm Systems       DIG SCOUT                                                            Modem                      6
Data Comm Systems       Digicom 9624E                                                        Modem                      11
Data Comm Systems       Digicom 9624LES                                                      Modem                      6
Data Comm Systems       NBDG 90-0154-01                                                      Modem
Data Comm Systems       NBDG 90-0157-05                                                      Modem
Data Comm Systems       NBDG 90-0161-01                                                      Modem
Data Comm Systems       NBDG 90-0336-01                                                      Modem
Data Comm Systems       NBDG 90-0693-02                                                      Modem                      5
Data Comm Systems       TIX M-QA                                                             4 Port Exp Card            12
Data Comm Systems       TIX M2403                                                            Multiplexer                4
Data Comm Systems       TIX M348                                                             Expander
Data Comm Systems       TIX M32410                                                           MUX                        4
Data Comm Systems       TIX M34820                                                           MUX
Data Comm Systems       TIX M4829
Data Comm Systems       TIX QM484                                                            MUX
Data Comm Systems       TIX QM484                                                            Expander
HP                      HP3000                  992/100                                      CPU
HP                      7980XC                                                               Tape
HP                      7980                                                                 Tape
HP                      2564A                   600 LPM                                      Printer
HP                      2566                                                                 Printer                    58
Eagle                   7937FL                  1.71gb                                       DASD
Eagle                   7937FL                  1.71gb                                       DASD
Eagle                   7937FL                  1.71gb                                       DASD
Eagle                   7937HPIB                2.85gb                                       DASD                       5
Coyte                   C2201FL                 5.36gb                                       DASD                       8
Coyte                   C2204FL                 1.34gb                                       DASD
Coyte                   C2203HPIB               1.34gb                                       DASD
Coyte                   C2204HPIB               1.34gb                                       DASD
Integrated              C2282A                  670 mb            3006A01121                 Controller
Integrated              C2282A                  670 mb            3006A01126                 Controller
SCSI                    C2462A                  2.60gb                                       DASD
SCSI                    C2462A                  2.60gb                                       DASD
D. Array                C2250a                  5.20gb                                       DASD


                                  December 22, 1993
ISSC/Unisource Confidential          Schedule C                 Page 13 of 14

                                  Schedule C
                              Unisource Machines


      Canada West - Annacis Island, BC, Canada

VENDOR             MACH          MACH       MACH      MACH              QUANTITY
NAME               TYPE          MODEL      S/N       DESCRIPTION
CI CLUSTER         RA90                               DASD
CI CLUSTER         RA82                               DASD               2
CI CLUSTER         RA81                               DASD               5
DEC                LP27                               Printer
DEC                LP26                               Printer
Digital            DV-41MT1-E1   VAX 4000             CPU
Digital            MS44-DC                            ECM MEM
Digital            RF35-EK                            DSSI DSK           2
Digital            QT-005AS-AA
Digital            QT-D04AS-L9
Digital            QT-MA4AS-L9
Digital            QT-XULA9-VD
Digital            QT-XULA9-VF
Digital            QT-VAWA9-L9
Digital            QT-VBRAS-L9
Digital            QT-005AD-AD
Digital            QT-DO5AD-L9
Digital            QT-MA4AD-L9
Digital            QT-XULAD-WD
Digital            QT-VBRAD-L9
Digital            QT-VAWA9-L9
Digital            QT-YSHA9-A9
Digital            VAX 7610                           CPU
Digital            VAX 7000                           CPU
Digital            SF73-JE
Digital            SEACD-AA                           InfoServer
Digital            KA-41                              InfoServer
Digital            TFM86-HE                           Tape drive
Digital            TFM86-TA                           Tape drive
Digital            DSRVE-MA                           DECSERVER
Digital            DSXM-AA                            MAU
Digital            LA120-AA                           Terminal          14
Digital            LA120-DA                           Terminal          20
Digital            LA120-AA                           Terminal
Digital            LA12-A                             Terminal           3
Digital            VT420-CA                           Terminal           3
Digital            VT220-B2                           Terminal           4
Digital            VT220-C2                           Terminal           5
DSSI CLUSTER       RF73                               DASD               7
DSSI CLUSTER       RF35                               DASD              12
VAX                VAX 7610      UCW                  CPU
VAX                VAX 8550      UCC                  CPU
VAX                VAX 4100      UCHQ                 CPU
VAX                VAX 6410      UCDEV5               CPU
VAX                VAX 750       CPSALE               CPU
VAX                MICROVAX II   UCDEV4               CPU
VAX                VAX 785       Router               CPU
VAX                MICROVAX II   OPER1                CPU
VAX                MICROVAX II   OPER2                CPU
VAX                MICROVAX II   UCDEV6               CPU


                               December 22, 1993
ISSC/Unisource Confidential       Schedule C                       Page 14 of 14
uniskdc

ISSC/Unisource                                               [ART APPEARS HERE]
Agreement for Information Technology Services
- --------------------------------------------------------------------------------



                                  Schedule D

                                 ISSC Machines










                              Intentionally Blank

This Schedule will be updated as ISSC Machines are added to accommodate the new operating environment provided in Schedule N.



                                      December 22, 1993
ISSC/Unisource Confidential              Schedule D                 Page 1 of 1

ISSC/Unisource                                             [Art Appears Here]

Agreement for Information Technology Services
- ------------------------------------------------------------------------------


                                  Schedule E
                  Support Services, Performance Standards and
                         Operational Responsibilities



SECTION E
INTRODUCTION



This Schedule E describes:

1. certain duties, obligations and responsibilities of ISSC, including, but not limited to, Data Center management, telecommunications, software development and maintenance, equipment management and maintenance, finance and administration, premises management and general support services;

2.  Performance Standards relating to some of the above-described duties; and

3. financial credits which shall apply in the event that ISSC fails to meet certain Minimum Performance Standards.

Schedule has been organized as follows:

 . Section E-1 - Services and Standards - Current Environment

 . Section E-2 - Services and Standards - XXXX XXXX XXXX

 . Section E-3 - XXXX - XXXX XXXX XXXX

 . Exhibit E-1 - Responsibilities Matrix Current Environment

 . Exhibit E-2 - Responsibilities Matrix XXXX XXXX XXXX










                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                  Page 1 of 43

                                  Schedule E
                  Support Services, Performance Standards and
                         Operational Responsibilities


SECTION E-1
CURRENT ENVIRONMENT

I.   INTRODUCTION

During the Term and until the migration of a Unisource Service Location to the XXXX XXXX XXXX ISSC will operate the systems at the Unisource Service Locations using the equipment, software and related facilities provided by Unisource and utilized by Unisource prior to the Commencement Date to provide services to itself, and ISSC will provide at least the same level of information technology ("IT") services being provided at such Unisource Service Locations prior to the Commencement Date. The descriptions contained in this Schedule E of specific types of services, and methods and procedures used to perform same are descriptive of the current types of services, methods and procedures Unisource used prior to the Commencement Date to perform these services for itself in its different Unisource Service Locations. ISSC shall provide equivalent or better services, methods, and procedures. The Parties contemplate that ISSC will perform the normal and required upgrades or improvements, in accordance Schedule J, to the Systems in the Current Environment.

During the Term, the Parties may agree on different or additional Services and Performance Standards, and may amend this Schedule E in writing accordingly.

All capitalized terms not defined in this Schedule E shall have the meanings given them in the Agreement.

II.  SERVICES

A.   UNISOURCE SERVICE LOCATIONS MANAGEMENT SERVICES

     1.  Operation of Unisource Service Locations
         ----------------------------------------

         ISSC shall be responsible for the operation and management of the Unisource Service Locations. ISSC will retain the selected personnel currently employed by Unisource pursuant to Section 10 of the Agreement as well as using the service of the XXXX set forth in Schedule S to operate the Unisource Service Locations by maintaining at least the same standards of support and procedures that existed prior to Commencement Date for each Unisource Service Location. ISSC assumes that, unless otherwise noted, the Unisource staffing levels, hardware, software, and processes at the Unisource Service Locations prior to the Commencement Date are adequate to maintain the Unisource IT services until replaced by the XXXX XXXX XXXX. No provision has been made to substantially enhance current systems unless otherwise noted. ISSC intends to support the Unisource Service Locations with existing hardware, software and personnel levels until the XXXX XXXX XXXX XXXX is installed and operational. ISSC will effect any changes requested by Unisource pursuant to Schedule J.

         ISSC shall be responsible for providing the services using the current facilities and equipment, and for maintaining proper and adequate supply levels and Unisource will retain financial responsibility for same. ISSC shall also be responsible for establishing and maintaining a properly trained Unisource Service Locations' population, including necessary management and support staff. The hours of operation of the Unisource Service Locations shall be consistent with the availability that was normal and accepted practice prior to Commencement Date.

     2.  Processing Operations
         ---------------------

         ISSC shall monitor and process on-line and batch applications, including scheduled, unscheduled and on-request services as well as End User initiated processing. All responsibilities will be performed consistent with the practices existing at the various Unisource Service Locations prior to the Commencement Date. To perform such responsibilities, ISSC shall:

         a.  provide support for test and production environments;

         b. provide computer room operations support and perform all console monitoring activities;

         c. provide support functions including, the support of current systems and data base access systems and software packages;



                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                        Page 2 of 43

           d. provide report generation;

           e. maintain host networking software, including but not limited to satellite communication, terrestrial network communication,
              LAN interfaces;

           g. perform all technical system support operations, including DASD management, system programming, capacity planning and performance tuning, and System Software Support consistent with current Unisource Service Location practices;

           h. schedule systems maintenance so as to minimize interference with the business needs of Unisource;

           i. complete all processing schedules on time and in the prescribed sequence;

           j. to the extent reasonably possible, process all special request activities within the requested time frames;

           k. monitor End User job submissions on a regular basis to ensure that these jobs are successfully completed as time permits in view of competing production resources;

           l. provide access to, and software compatibility with, external systems necessary for the Services and other systems identified by Unisource, to the same extent available to Unisource prior to the Commencement Date;

           m. perform regular monitoring of utilization needs and efficiencies and report on tuning initiatives consistent with current practice;

           n. operate, support and maintain, consistent with this Agreement, third-party products, services and projects; and

           o. identify possible product and enhancement opportunities to improve performance, and notify Unisource of these opportunities.

       3.  Production Control
           ------------------

           ISSC shall maintain production schedules and cooperate with Unisource in responding to special processing requests and new processing requirements. To perform such responsibilities, ISSC shall:

           a. schedule batch jobs and report distribution systems in accordance with Unisource's schedule parameters so that on-line applications dependent on batch processing and batch process outputs shall be available as scheduled;

           b. obtain Unisource approval changes prior to implementation, consistent with current practice;

           c. coordinate and modify schedules for special requests, follow Unisource priorities; and promptly notify Unisource if special requirements shall affect the timely completion of other tasks, so that Unisource can adjust the priorities if Unisource so desires.

       4.  File Services
           -------------

           ISSC shall manage the files for each Unisource Service Location in a manner consistent with the practices existing for such Unisource Service Location prior to the Commencement Date to ensure the availability and integrity of all Unisource data. To perform in such responsibilities, ISSC shall:

           a. ensure that all files under its control are current and available during requested access times;

           b. initiate and complete existing data processing activities to ensure the data integrity of all files;

           c. verify (using current tools and procedures) the successful receipt of all incoming files and the successful transmission of all outgoing files;

           d. maintain, and, as appropriate, update and execute Unisource's present file backup and recovery procedures;

           e. conduct routine backup and recovery procedures (e.g., data set restore) so as not to impact scheduled operations;

           f. conduct routine monitoring and corrective action according to current procedures and practices;

           g. maintain current documentation of all files, to the extent such documentation existed prior to Commencement Date;

           h. ensure that adequate file space is available for processing;


                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                     Page 3 of 43

        i. report Unisource disk space utilization and requirements to the extent necessary for capacity planning purposes and ISSC will provide on demand reporting to Unisource in a manner consistent with current practice; and

        j. identify possible product and enhancement opportunities for improved performance, and notify Unisource of these opportunities.

    5.  Tape Management
        ---------------

        ISSC shall provide tap management services for each Unisource Service Location consistent with the practices existing for such Unisource Service Location prior to the Commencement Date. To perform such responsibilities, ISSC shall:

        a. update Unisource's procedures, as appropriate and with Unisource's consent, governing time periods for retention of tapes;

        b. as appropriate at the individual processing sites, store tapes and paper documentation at secure off-site vault storage, using processes consistent with current Unisource site practices;

        c. provide Unisource with the ability to monitor compliance with retention and storage requirements;

        d. complete tape mounts in sufficient time to meet production processing requirements;

        e. complete tape mounts for nonproduction processing in accordance with agreed to service levels;

        f.  ensure tape media is reliable;

        g. ensure equipment is properly cleaned and maintained at the required intervals in accordance with manufacturers' specifications to minimize problems and outages;

        h. ensure adequate supplies for the tape environment are maintained and that the scratch tape pool is sufficient to service all scheduled processing needs;

        i.  store tapes in the storage areas provided currently;

        j. retrieve archived tapes and restore required files and data sets within mutually agreed timeframes;

        k. provide Unisource with the prescribed to monitor tape management operations, mailing and receipt control;

        l. report Unisource tape utilization and requirements consistent with current Unisource site practice; and

        m. identify possible product and enhancement opportunities for improved performance, and notify Unisource of these opportunities.

    6.  Data Base Administration
        ------------------------

        ISSC shall be responsible for managing the data and the data base environment for each Unisource Service Location consistent with hardware and software capabilities existing for such Unisource Service Location prior to the Commencement Date, and with the practices existing at the Unisource Service Location prior to the Commencement Date. To perform such responsibilities, ISSC shall:

        a. provide production and test environments with the ability to increase the number of environments, subject to the limitation of hardware and software;

        b. perform all logical and physical DBMS data base control functions, consistent with practices available to Unisource prior to the Commencement Date, including but not limited to:

            1)  perform SysGens;
            2)  define tables;
            3) define data base program views and associated DBMS records when required;
            4)  establish necessary application views of target data bases;
            5)  allocate physical DBMS data base files;
            6) configure DBMS per specifications and apply/test DBMS PTFs on a timely basis;
            7) perform all logical and physical DBMS data base functions to support current systems and planned Restructured Business Platform; and
            8) perform data base tuning and reorganization as reasonably required to maintain system performance requirements and in accordance with a schedule approved by Unisource.

        c. plan for changes in the size of data bases due to business growth and AD/M project implementation, and review plans with Unisource as required;

                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                       Page 4 of 43

          d. provide data base environments for applications separate from the production data base environment, consistent with the current processes;

          e. provide data base support for all current data base environments and those established by ISSC;

          f.  maintain existing tools to monitor data base performance;

          g. monitor data base performance and data base space utilization, as well as identify and recommend practical modifications for improved performance;

          h. maintain and implement data base archive processes and procedures to meet Unisource business requirements, as approved by Unisource;

          i. maintain and implement data base backup procedures to recover from a data base error within time frames consistent with current practice;

          j.  maintain existing user guides for data base products;

          k. identify possible product and enhancement opportunities for improved performance, and notify Unisource of these opportunities;

          l. test and implement data base environment changes consistent with current practices; and

          m. maintain the standard data base access routines used by applications support, and development personnel and Unisource software, consistent with current practice.

       7. Output
          ------

          ISSC shall provide output device processing for each Unisource Service Location, including print, microfiche, transmission and data files support in a manner equivalent to the procedures existing for such Unisource Service Location prior to the Commencement Date. To perform such responsibilities, ISSC shall:

          a.  produce output on time;

          b. track, manage, communicate and resolve all output problems related to the Services;

          c. separate and package all output and ensure that it is properly distributed within required timeframe;

          d.  find, trace or replace lost or missing output;

          e. execute reruns of output as reasonably requested by Unisource and obtain Unisource's approval if rerunning any output shall impact scheduled on-line or batch production processing; and

          f. identify possible enhancement opportunities for improved output performance and notify Unisource of these opportunities.

       8. Information Security
          --------------------

          ISSC shall provide security access control tools, consistent with the current implementations, for data, data bases and other information repositories and for applications, operating systems and libraries as described in Schedule L.

    B. DATA NETWORK MANAGEMENT SERVICES

       1. Data Network
          ------------

          ISSC's responsibilities shall include, with Unisource's prior approval, administering the procurement of, and directing the engineering, installation, operation, and maintenance of the Network as needed to support Network operational requirements.

       2. Network Connectivity and Operations
          -----------------------------------

          ISSC shall manage the bandwidth necessary to deliver the services and shall assume responsibility for management of the Network. ISSC anticipates using techniques equivalent to conventions prior to Commencement Date when performing the following functions:

          a. maintaining the connectivity required for performance of the Services;

          b. maintaining the Network bandwidth, with Unisource approval, necessary to deliver the Services;

          c. ordering and overseeing installation and maintenance of Network circuit and Equipment in response to Unisource's operational requirements and minimizing problems in providing the Services by:

                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                     Page 5 of 43

            1) performing installation and maintenance activities in accordance with schedules approved by Unisource.

            2) performing changes to the Network on an expedited basis, where possible, at Unisource's request;

            3) scheduling Network outages related to installation and maintenance during off-peak hours as approved in advance by Unisource and providing Unisource with reasonable advance notice of such activity.

        d. serving as contact for all Network needs, coordinating with local exchange and inter-exchange carriers to provide connectivity, and serving as the interface for providing Services via third party providers;

        e. maintaining current recovery and alternative routing capabilities consistent with the Current Environment as necessary to meet the Performance Standards;

        f. coordinating network addressing, managing address generation capacity to avoid interruption or delay of normal Unisource operations, and providing addressing for the required number of devices at Unisource Service Locations to meet installation and test schedules proposed by ISSC and approved by Unisource;

        g. preventing, if possible, identify, and resolving problems on the Network, through the current problem management and escalation procedures; and

        h. identifying possible product and enhancement opportunities for improved performance, and notifying Unisource of these opportunities.

C.  SOFTWARE DEVELOPMENT AND MAINTENANCE

    ISSC will provide Unisource the Systems Software support and maintenance and AD/M services in the Current Environment, including the Truck Routing Systems installed prior to the Commencement Date, consistent with practices and approvals existing for each Unisource Service Location prior to the Commencement Date. The current level of programming resource will be applied to respond to requirements as established by Unisource. The development and maintenance procedures followed will be the same or substantially similar to those in place prior to Commencement Date. ISSC will establish internal monitoring and reporting to ensure the effectiveness of the system support and AD/M activities. Current legacy application support and operations will terminate upon migration to the Restructured Business Platform.

    ISSC shall be responsible for the maintenance and modification of current Systems Software and Applications using the In-Scope Personnel as required to meet Unisource's business priorities. Unisource will designate the allocation and priority of Systems Software Support and AD/M Services resources. Enhancements and development projects requiring greater than two person-months must be approved by the Unisource Senior I/S Executive.

    1.  Quality Assurance
        -----------------

        ISSC shall maintain the quality assurance processes existing in the current development environments prior to the Commencement Date and procedures that are reasonably necessary to ensure that the Software development and maintenance responsibilities are executed accurately and in a timely manner.

    2.  AD/M Project Management
        -----------------------

        ISSC shall perform development projects for Unisource at Unisource's request or as required to interact with the XXXX XXXX XXXX described in Schedule N, in accordance with the AD/M project life cycle described below. For each AD/M project, both Parties shall designate a single point-of-contact with decision-making authority to whom Unisource may communicate requirements, give approvals and obtain information, as required. ISSC shall update Unisource on the status of each AD/M Project according to a time schedule mutually agreed to by the Parties, depending on the critically of the particular AD/M Project, and shall provide Unisource with such additional information at a level of detail to be mutually agreed upon that Unisource may reasonably request. ISSC shall immediately notify Unisource of AD/M Project delays which could impact any established Schedules.

        In addition to executing its responsibilities regarding Software as needed to provide the Services and meet the Performance Standards, ISSC shall perform AD/M Projects using the practices established within Unisource. ISSC will maintain sufficient status reporting to monitor project progress. Generally AD/M projects adhere to the AD/M Project Life Cycle listed below:

        a.  Project Requests


                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                       Page 6 of 43

              Unisource shall initiate an AD/M Project by submitting a request in the same manner as it is currently processed to a designated ISSC individual. This will generally be the same individual currently receiving requests.

          b.  AD/M Project Plan

              Once Unisource has decided to proceed with the AD/M Project and in accordance with the assigned priority. ISSC shall develop an AD/M Project Plan in consultation with Unisource and for Unisource's approval. ISSC shall obtain such additional detail from Unisource's representatives as necessary to complete the AD/M Project Plan. ISSC shall deliver the AD/M Project Plan prior to commencement of the AD/M Project. The AD/M Project Plan will be consistent with the current level of planning and be in sufficient detail for both ISSC and Unisource as to the content, schedule and effort required by the project. The schedule for completion (as approved by Unisource and which may require Unisource's assistance) will be developed so as not to impede the identified business operations. Impacts the AD/M Project may have on other on-going or projected work will also be identified by ISSC.

          c.  Design

              ISSC shall design the AD/M Project to meet the User Requirements, and shall provide Unisource with design documentation if project size or Unisource representatives determine this to be appropriate.

          d.  Coding

              ISSC shall conduct coding in accordance with existing Unisource standards and practices. Unisource may monitor the progress of coding. ISSC shall promptly report any material delays in or problems with coding that may impact the schedule.

          e.  Documentation

              ISSC shall provide to Unisource all necessary and appropriate End User documents.

          f.  Testing

              Testing will be conducted in a manner consistent with current practices. End Users may review test results as appropriate.

          g.  Acceptance

              If Unisource requires acceptance testing for an AD/M Project, ISSC will schedule this activity prior to project implementation.

          h.  Implementation

              After Unisource has accepted an AD/M Project, ISSC shall implement the AD/M Project into then-existing systems in a manner that minimizes disruption to the services.

          i.  Support

              ISSC shall provide such levels of End User support as are reasonably required by Unisource's representatives to ensure that End Users can make use of the AD/M Project in the manner intended.

       3. Transition to XXXX
          ------------------

          XXXX prior to a site's migration to the XXXX XXXX XXXX, all AD/M activity will be stabilized and all AD/M efforts will be directed to the XXXX XXXX XXXX migrations activities.

       4. Dependencies
          ------------

          ISSC is dependent on Unisource to perform the following tasks in support of the AD/M services for the current systems. Unisource will:

          a. provide appropriate business end-user personnel with business expertise for participation in detail requirements definition, design, and testing for these enhancements and fixes;

          b. be responsible for all administrative and data entry work required to support conversion to common item numbers and common customers numbers;

          c. maintain the current level of effort and responsibility for the creation of business requirements from its business personnel as existed prior to Commencement Date;


                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                        Page 7 of 43

        d. retain any current hardware and software licenses through migration of applicable Unisource Service Locations;

        e. retain responsibility for record retention and vital records following the Data Center closings;

        f. support warehouse consolidations with the same level of business expertise and effort as provided prior to the Commencement Date; and

        g. implement Electronic Data Interchange outside host applications within the scope of this Contract.

D.  EQUIPMENT MANAGEMENT

    ISSC shall manage the equipment utilizing current practices as necessary to provide the Services and to meet the Performance Standards.

E.  TRAINING AND TECHNICAL DOCUMENTATION

    ISSC shall:

    1. provide analysis for system training and technical documentation, as appropriate and consistent with Unisource site practice;

    2. provide reasonable assistance to Unisource in the design, development and maintenance of system training and documentation materials for Unisource End Users; and

    3. train End Users on AD/M enhancements to the extent provided by the In-Scope Personnel prior to the Commencement Date.

F.  GENERAL SUPPORT SERVICES

    1.  Backup, Storage and Disaster Recovery
        -------------------------------------

        ISSC shall provide backup, storage and disaster recovery capabilities consistent with current practices. ISSC shall:

        a.  provide Unisource with access to all stored media;

        b. cooperate with Unisource's designated vendor in the provision of off-site storage in its secure facility for backup data files and Software, including assisting in daily pickup and delivery to the off-site storage site; and

        c. provide disaster recovery functions and services as described in Schedule G.

    2.  Help Desk and Problem Management
        --------------------------------

        ISSC shall provide help desk and problem management services to the extent they existed in the various Unisource Service Locations prior to Commencement Date.

    3.  Reports
        -------

        a. ISSC shall provide Unisource with reports in accordance with Unisource site practices prior to Commencement Date.

        b. To the extent available prior to the Commencement Date, ISSC shall provide Unisource with the capability to down-load data base information and create its own reports.

    4.  Change Management
        -----------------

        ISSC shall:

        a. control changes, as mutually agreed upon by the Parties, to the Unisource environment, implement such changes only in accordance with established Unisource practices and ensure that changes to the Unisource environment are implemented so as to ensure continuity when changes are initiated;

        b. review, schedule and communicate all proposed processing environment changes;

        c. obtain Unisource approval, if required, for all changes to production processing schedules. In the case of an emergency, however, ISSC may change production processing schedules without first obtaining Unisource's approval to the extent required to correct the emergency, provided that ISSC notifies Unisource of the changes as soon as reasonably possible; and

        d. schedule outages, as agreed upon by the Parties, for system maintenance, expansions and modifications during hours that meet Unisource's operational needs and minimizes disruption.


                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                        Page 8 of 43

       5.  Capacity Planning
           -----------------

           ISSC shall, consistent with practices existing prior to the Commencement Date, provide capacity planning and management for all data processing and Network resources within the scope of its responsibility, including, without limitation, CPU resources. DASD and other storage requirements, tapes, input/output devices, data communications equipment, circuits and Data Network bandwidth. Without limiting the generality of the foregoing, ISSC shall:

           a. ensure that the necessary capacity, pursuant to Schedule J, shall be available to meet the required Performance Standards;

           b. advise Unisource of the requirement for such capacity change based on Unisource's requirements;

           c. incorporate Unisource capacity planning recommendations;

           d. review capacity requirements as part of Unisource's normal business planning cycle; and

           e. assist Unisource in forecasting Unisource's capacity requirements and in monitoring and validating actual utilization to the capacity forecast.

III.   SERVICES RESPONSIBILITIES MATRICES

The services responsibilities for the Current Environment are attached as Exhibit E-1 of this Schedule E and further define the roles and responsibilities of the Parties.

IV.    PERFORMANCE STANDARDS

A.     INTRODUCTION

       1. ISSC will meet the duties, obligations and responsibilities associated with Unisource Service Locations' services including on-line Application availability, batch completion, essential output availability, host system availability, transmissions, on-line response time and other activities comprising the current services. ISSC will provide these services at a level of performance that meets or exceeds the performance levels attained by Unisource prior to the Commencement Date, however, quantitative measures are not consistently available at the various Unisource processing sites.

           a. In those Unisource Service Locations that have documented historical performance attainment levels, ISSC shall adopt such performance attainment levels as the Performance Standards for such Unisource Service Locations.

           b. For those Unisource Service Locations not having documented performance attainment levels, ISSC shall, during the initial XXXX of the term, measure the actual performance of systems for the agreed to performance categories (the "Measurement Period"), using the measurement tools available on such Unisource Service Location's systems, and the average of such performance measurements will be set forth as the Performance Standards; provided, however, that if the Parties determine that such period is not representative of Unisource's normal operating environment, then the Parties shall mutually select another XXXX period that is representative of Unisource's normal operating environment as the Measurement Period. Thereafter, ISSC performance of the services shall be measured and compared to the Performance Standards on a monthly basis.

           ISSC shall provide Unisource with a monthly report of the performance level attainment against the Performance Standards.

       2. ISSC will be responsible for promptly investigating and correcting failures to meet accepted performance standards by:

           a. initializing problem investigations to identify root causes of failures;

           b. promptly reporting problems to Unisource that reasonably could be expected to have a material adverse effect on Unisource operations; and

           c. making written recommendations to Unisource including both ISSC actions and Unisource actions for improvement in procedures.

       3. ISSC shall identify root causes, correct problems and minimize recurrences of problems for which it is responsible. Unisource will correct and minimize the recurrence of problems for which Unisource is responsible and which prevent ISSC from meeting the accepted performance standards.

                                   December 22, 1993
ISSC/Unisource Confidential           Schedule E               Page 9 of 43

B.     DEFINITIONS

       For purposes of this Schedule E, the following terms shall have the following meanings:

       1. "Actual Uptime" means that of the Scheduled Uptime, the aggregate number of hours in any month during which each defined Application is actually available at Unisource's point(s)-of-connection to the Unisource Service Locations.

       2. "Application" means individual subsystems or environments comprising the Applications Software.

       3. "Availability" means Actual Uptime plus Excusable Downtime divided by Scheduled Uptime. For purposes of determining whether ISSC's performance meets any Availability Performance Standard, ISSC's Availability performance will be measured based on a monthly average during each month of the Term, to be calculated and reported once monthly.

       4. "Excusable Downtime" means, that of the Scheduled Uptime, the aggregate number of hours in any month during which each defined Application is down due to:

          a. action or inaction by Unisource (i.e., failing to provide power for the equipment at the Unisource data center(s), systems outage attributable to Application defects and Applications incompatibility with the Systems Software, existing as of the Commencement Date; etc.

          b. a Force Majeure Event (as defined in Section 20.03 of the Agreement); or

          c. mutually agreed upon time for such things as preventive maintenance, system upgrades, etc.

       5. "Host System" means Unisource Service Locations Data Center equipment and related Software.

       6. "Minimum Service Level" means that level of systems availability below which Unisource's business functions will be negatively impacted and for which Unisource shall be entitled to XXXX. The Minimum Service Level for Systems Availability for each Unisource Service Location is set forth in Section V.(C) below.

       7. "Scheduled Uptime" means the days of the week and hours per day that each defined Application is scheduled to be available for use by End Users.

C.     PERFORMANCE STANDARDS CATEGORIES

       1. Systems Availability and Scheduled Uptime: Application services will be made available in accordance with the mutually agreed upon schedule for each Unisource Service Location. ISSC shall perform the Services as necessary to meet each of the Systems Availability Performance Standards.

       2. New Applications: The Availability Performance Standard for each new Application material to Unisource's business shall be negotiated between ISSC and Unisource based on actual performance during the first 90 day period the implementation of the new Application that is judged representative by the Parties (new Applications shall meet the mutually agreed qualification criteria and be compatible with the Systems environment specified in Schedule K); provided, however, that such Application Availability Performance Standard shall be consistent with the standards set forth for other comparable Applications.

       3. Host On-line Response Time: Host on-line response time will be a measure of the response time at the host for a given percentage of End User initiated transaction(s) for an Application.

       4. Scheduled Batch Services: ISSC will perform scheduled batch processing services. ISSC's commitment to the batch services Performance Standards is contingent upon ISSC's receipt from Unisource of critical inputs by the designated time, and successful completion of the appropriate Application batch job stream. Unisource recognizes that its deviation from scheduled batch job streams may result in batch output not being available by the scheduled time. The critical inputs for each batch processing job shall be mutually agreed upon. If Unisource fails to deliver any critical input by the deadline for the applicable batch processing job, or deviates from scheduled batch job streams, ISSC will use its best efforts, once the input is received, or corrections are made by Unisource, to complete such batch processing by the scheduled time.

          ISSC is responsible for notifying the Unisource contact person(s) when batch output will not be available by the scheduled time according to the practices existing for that Unisource Service Location existing prior to the Commencement Date. Unisource recognizes that its deviation from scheduled batch job streams may result in batch output not being available by the scheduled time resulting in impact to on-line availability.

       5. Unscheduled Batch Services: ISSC will perform on-request or on-demand batch jobs for Unisource subject to ISSC's ability to meet Scheduled Batch Services and the Performance Standards for other

                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                      Page 10 of 43
          areas and a written and properly authorized request from Unisource for such services and the availability of data or other inputs required to perform such requests.

       6. Help Desk: ISSC will provide Help Desk services in accordance with the Performance Standards.

V.     PERFORMANCE XXXX

A.     INTRODUCTION

       The Parties agree that ISSC shall be XXXX for Performance XXXX, as described herein, only under the Current Environment. ISSC's XXXX for Performance XXXX shall begin for the month following the Measurement Period for each Unisource Service Location and shall only be XXXX in the XXXX of an ISSC XXXX to XXXX XXXX Unisource's XXXX. For example, ISSC XXXX for XXXX XXXX XXXX to machine failure unless XXXX to XXXX in a XXXX the XXXX and XXXX XXXX established for the affected Unisource Service Location.

B.     CATEGORY

       The Unisource/ISSC Agreement and Schedules set forth or refer to numerous specific Services which ISSC will provide Unisource, a subset of which, whose performance will be tracked, compared and reported against Performance Standards. In addition, Minimum Service Levels will be established for Systems Availability for each Unisource Service Location which will be used to determine Performance Credits, if any, due to Unisource.

C.     IMPLEMENTATION

       Following the Measurement Period for each Unisource Service Location, the Parties will mutually determine the appropriate Minimum Service Level for Systems Availability for each Unisource Service Location. After the Parties reach agreement for the Minimum Service Levels, the following chart will be revised with such levels.

                Unisource                            Minimum
                Service Location                  Service Level
             1)  Unijax                                XXXX
             2)  Butler                                XXXX
             3)  Carpenter                             XXXX
             4)  Garrett-Buchanan                      XXXX
             5)  Weiss Miquon                          XXXX
             6)  Monumental Paper                      XXXX
             7)  Distribix                             XXXX
             8)  Cininnati                             XXXX
             9)  Canada East                           XXXX
            10)  Monarch                               XXXX
            11)  Mack Pac                              XXXX
            12)  Oyster Point                          XXXX
            13)  Carson                                XXXX
            14)  Seattle                               XXXX
            15)  COPCO                                 XXXX
            16)  Rourke Eno                            XXXX
            17)  Canada West                           XXXX

       The monthly performance reports provided Unisource by ISSC will be used to determine whether ISSC has met the Minimum Service Level for each of the Unisource Service Locations specified above.

       Following the Measurement Period for each Unisource Service Location, ISSC will be XXXX for Performance XXXX in the XXXX of XXXX to XXXX the XXXX XXXX XXXX for any of the Unisource Service Locations listed above. Beginning on the tenth day of the month following the completion of the applicable Measurement Period and of each subsequent month during the Term (prior to the migration of such

                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                       Page 11 of 43

    Unisource Service Location to the Restructered Business Platform), ISSC will determine whether the Services met the Minimum Service Level for each of the Unisource Service Locations set forth above during the preceding calendar month. For purposes of determining whether a XXXX is XXXX to XXXX:

    1. The actual performance attainment for each of the Unisource Service Locations specified above will be considered independently of the others, and

    2. The performance measurement will be the month's performance attainment for Systems Availability as defined in Section IV.B(3) above.

D.  CALCULATION

    For XXXX to meet the XXXX XXXX XXXX for any of the Unisource Service Locations specified above, the Performance XXXX will be XXXX as follows:

    1. Each of the Unisource Service Locations will be assigned a XXXX XXXX and the total of the XXXX XXXX must not XXXX XXXX. The XXXX XXXX are:

             Unisource                                  XXXX
             Service Location                           XXXX

         1)  Unijax                                     XXXX

         2)  Butler                                     XXXX

         3)  Carpenter                                  XXXX

         4)  Garrett-Buchanan                           XXXX

         5)  Weiss Miquon                               XXXX

         6)  Monumental Paper                           XXXX

         7)  Distribix                                  XXXX

         8)  Cincinnati                                 XXXX

         9)  Canada East                                XXXX

        10)  Monarch                                    XXXX

        11)  Mack Pac                                   XXXX

        12)  Oyster Point                               XXXX

        13)  Carson                                     XXXX

        14)  Seattle                                    XXXX

        15)  COPCO                                      XXXX

        16)  Rourke Eno                                 XXXX

        17)  Canada West                                XXXX
                                                        ----
             Total                                      XXXX

    2. XXXX to meet the XXXX XXXX XXXX for a specific Unisource Service Location for each month will result in a Performance XXXX XXXX which will be determined by XXXX the XXXX by the XXXX XXXX for that Unisource Service Location. To qualify as a XXXX XXXX or greater, the XXXX to meet the XXXX must XXXX in XXXX XXXX for the same Unisource Service Location.

                                                   Portion of the
            Consecutive Months                          XXXX

            XXXX                                        XXXX
            XXXX                                        XXXX
            XXXX                                        XXXX
            XXXX                                        XXXX

    For example, if the XXXX XXXX is XXXX and ISSC has XXXX to meet the XXXX XXXX XXXX for a Unisource Service Location with a XXXX XXXX of XXXX for XXXX, the applicable Performance XXXX would be:

    XXXX x XXXX x XXXX = XXXX


                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                       Page 12 of 43

    ISSC will return to "Normal Status" with respect to a XXXX attainment when its monthly performance for such Unisource Service Location meets or exceeds the Minimum Service Level, provided, that if ISSC has XXXX to XXXX the XXXX for a particular Unisource Service Location for XXXX or XXXX then ISSC shall have to XXXX or XXXX the XXXX for XXXX in order to return to Normal Status for that Unisource Service Location. Any XXXX XXXX to meet the XXXX for that Unisource Service Location shall be deemed to be a "XXXX."

E.  Concurrent Operations

    Beginning on the completion of Measurement Period following the migration of the initial Unisource Service Location to the XXXX after which ISSC is XXXX for Performance XXXX in both the XXXX and the XXXX the above calculation of Performance XXXX in the XXXX will be XXXX by XXXX to determine the actual Performance XXXX Unisource. This XXXX by XXXX or such other XXXX determined by the XXXX during the Annual Planning Session, provided that the XXXX of the XXXX for both the Current Environment and XXXX XXXX XXXX Performance XXXX shall not be greater than XXXX will be in effect for the remainder of the migration to the XXXX XXXX XXXX or until the Current Environment is replaced fully by the XXXX or until ISSC's XXXX for Performance XXXX in the XXXX is terminated, whichever occurs earlier.


                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                       Page 13 of 43

                                  Schedule E
                  Support Services, Performance Standards and
                         Operational Responsibilities

SECTION E-2

XXXX XXXX XXXX

I.     INTRODUCTION

This Schedule describes certain duties, obligations and responsibilities of ISSC in development and support of the Restructured Business Platform, including, but not limited to, platform transformation, ISSC Data Center management, data communications, software development and maintenance, help desk, equipment management and maintenance, finance and administration, premises management for ISSC locations, and general support services; and performance standards relating to some of the above-described duties. ISSC shall be ready to provide the Services described herein prior to the migration of the first Unisource Service Location to the Restructured Business Platform.

ISSC shall develop a single operational architecture to support Unisource's core business processes, as set forth in Schedule N.

The Parties agree that appropriate implementation details and procedures for the Services shall be incorporated into the Procedures Manual.

II.    SERVICES

A.     SCHEDULE N PROJECTS

       ISSC shall implement the transition plan from the current systems to the XXXX XXXX as described in Schedule N.

B.     DATA CENTER MANAGEMENT SERVICES

       1. Systems Management Controls
          ---------------------------

          ISSC will provide to Unisource, and ISSC and Unisource will mutually agree on and use, the Systems Management Control ("SMC") Procedures as the standard set of disciplines for managing information systems. The SMC procedures shall be included in the Procedures Manual. ISSC will administer each SMC discipline. In general, ISSC's SMC responsibilities shall include the following processes:

       a. "Problem Management" - to identify, record, track, and correct issues impacting service delivery, recognize recurring problems, address procedural issues and contain or reduce the impact of problems that occur.

       b. "Recovery Management" - for planning, establishing and testing the recovery procedures required to provide the Services to End Users in the event of a failure. The intent of this process is to anticipate and minimize the impact of systems resource failure through the development of predefined, documented procedures and software/hardware recovery capabilities. Unisource instructions on what and how to recover shall be provided to ISSC and included in the Procedures Manual.

       c. "Capacity Management" - for the development and maintenance of tactical and strategic plans to ensure that the ISSC Data Center and Data Network environments accommodate Unisource's growing or changing business requirements.

       d. "Performance Management" - to monitor, measure, analyze and report systems performance as it compares to the Performance Standards. Where warranted, ISSC may request Unisource to make changes to the Applications Software to enable system performance improvement.

       e. "Change Management" - to assess if the change is necessary, validate the adequacy of the acceptance test, schedule the promotion into the test environment, notify the appropriate functions and verify successful implementation.

       f. "Batch Management" - for controlling production batch work including the scheduling of resources the processing of data and transactions and the distribution of data/information between users and facilities. Unisource instructions on what, when and how to schedule and recover shall be pro-

                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                       Page 14 of 43
            vided to ISSC and included in the Procedures Manual. Setup and scheduling shall be performed and controlled by ISSC in accordance with the Procedures Manual.

        g. "On-Line, Management" - for coordinating the appropriate skills, information, tools and procedures required to manage on-line networks and their supporting hardware and software systems. This includes the staffing of a help desk facility for Unisource's End Users.

        h. "Configuration Management" - for processing hardware and Software configuration changes and maintaining lists and diagrams of systems configurations in the Procedures Manual. ISSC will provide revised configurations to Unisource upon Unisource's reasonable request.

        i. "Inventory Management" - of the ISSC Machines (including incoming and outgoing) in the Data Center and Data Network. This activity is to include, but not be limited to, serial number tracking, vendor coordination and maintenance.

    2.  Operation of Data Center
        ------------------------

        ISSC shall be responsible for the transition to and the operation and management of the ISSC Data Center. ISSC shall be responsible for establishing and maintaining proper and adequate facilities, equipment and supplies; with respect to the ISSC Data Center, ISSC shall also be responsible for establishing and maintaining a properly trained and adequately staffed data center population, including necessary management and support staff.

    3.  Processing Operations
        ---------------------

        ISSC shall make available, monitor and process on-line and batch applications, including scheduled, unscheduled and on-request services as well as End User initiated processing. To perform such responsibilities, ISSC shall:

        a.  provide support for test and production environments;

        b. provide complete computer room operations support and perform all console monitoring activities;

        c. provide support functions including, access and usage of selected data base query software packages along with the necessary documentation;

        d. install and maintain host networking software, including but not limited to LAN interfaces;

        e. operate and provide End User availability to applications software to support the operating schedules of Unisource with applicable systems availability;

        f. perform all technical system support operations, including DASD management, system programming, capacity planning and performance tuning, including providing support for System Software;

        g. with the approval of the Unisource Senior I/S Executive, schedule systems maintenance so as to minimize interference with the business needs of Unisource;

        h. complete all processing schedules on time and in the prescribed sequence;

        i. to the extent reasonably possible, process all special request activities within the requested timeframes and in the prescribed sequence;

        j. regularly monitor End User job submissions and ensure that these jobs are successfully completed as time permits in view of competing production resources;

        k. provide access to, and software compatibility with, external systems necessary for the Services and other systems identified by Unisource;

        l. provide access to and, where appropriate, copies of a project data base for the purpose of project tracking and report production;

        m. enhance processing capabilities and efficiencies through system tuning and other run time improvements;

        n. perform regular monitoring of utilization needs and efficiencies and report on tuning initiatives regularly;

        o. consistent with this Agreement, operate, support and maintain third-party products, services and projects;

        p. perform all AD/M projects in compliance with the AD/M project management specifications; and

        q. identify possible product and enhancement opportunities for improved performance and notify Unisource of these opportunities.

    4.  Production Control
        ------------------

                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                       Page 15 of 43

       ISSC shall maintain production schedules and cooperate with Unisource in responding to special processing requests and new processing requirements. To perform such responsibilities, ISSC shall:

       a. prioritize and schedule batch jobs and report distribution systems in accordance with Unisource's schedule parameters so that on-line applications dependent on batch processing and batch process outputs shall be available as scheduled;

       b. distribute and obtain Unisource approval of all schedules prior to implementation;

       c. coordinate and modify schedules for special requests and follow Unisource priorities. Promptly notify Unisource if special requirements shall affect the timely completion of other tasks, so that Unisource can adjust the priorities if Unisource so desires; and

       d. respond expeditiously to requests from Unisource for priority job execution.

    5. File Services
       -------------

       ISSC shall manage files in a manner which shall ensure the availability and integrity of all Unisource data. To perform such responsibilities, ISSC shall:

       a. ensure that all files under its control are current and available during requested access times;

       b. initiate and complete required data processing activities to ensure the data integrity of all files;

       c. verify (using available tools and procedures) the successful receipt of all incoming files and the successful transmission of all outgoing files;

       d. document, maintain, and, as appropriate, update and execute Unisource approved file backup and recovery procedures;

       e. provide a recovery procedure for restoring the data image to a previous level within an agreed amount of time;

       f. provide recommendations to Unisource regarding backup and recovery considerations, such as improved levels of protection, efficiencies and cost reductions;

       g. conduct routine backup and recovery procedures (e.g., data set restore) so as not to impact scheduled operations;

       h. maintain current documentation of all files, including name, content and purpose/use;

       i. ensure that adequate file space is available for processing;

       j. report Unisource disk space utilization and requirements to the extent necessary for capacity planning purposes if Unisource requires additional equipment. In addition, ISSC will provide on demand reporting to Unisource.

       k. assist Unisource in utilizing disk storage resources in an efficient and cost effective manner; and

       l. identify possible product and enhancement opportunities for improved performance, and notify Unisource of these opportunities.

    6. Central Data Center Tape Management
       -----------------------------------

       ISSC shall provide tape management services. To perform such responsibilities, ISSC shall:

       a. update Unisource's procedures, as appropriate and with Unisource's consent, governing time periods for retention of tapes, including reasonable periods of retention of tapes for auditing purposes. Such procedures shall be included in the Procedures Manual;

       b. provide logging, and tracking of all physical tapes in and out of the Data Centers, and provide required rotation of tapes for off-site vault storage;

       c. establish procedures to log and track physical tapes that are checked in and checked out to third party vendors;

       d. mark the retention time on each tape to be stored at secure off-site vault storage;

       e. store tapes at secure off-site vault storage;

       f. notify the tape storage provider when it is time to destroy a tape in accordance with retention procedures;

       g. provide Unisource with the prescribed procedures to monitor compliance with retention and storage requirements;



                                  December 22, 1993
ISSC/Unisource Confidential          Schedule E                    Page 16 of 43

          h. complete tape mounts in sufficient time to meet production processing requirements;

          i. complete tape mounts for nonproduction processing in accordance with agreed to service levels;

          j. ensure tape media is reliable and read/write errors are kept to a minimum;

          k. ensure equipment is properly cleaned and maintained at the required intervals in accordance with manufacturers' specifications to minimize problems and outages;

          l. ensure adequate supplies for the tape environment are maintained and that the scratch tape pool is sufficient to service all required processing needs;

          m. store tapes in a physically and environmentally protected area. Authorized Unisource representatives shall be granted access to inspect storage areas;

          n. retrieve archived tapes and restore required files and data sets within mutually agreed time-frames;

          o. provide Unisource with the prescribed reports to monitor tape management operations, mailing and receipt control;

          p.  report Unisource tape utilization and requirements; and

          q. identify possible product and enhancement opportunities for improved performance, and notify Unisource and these opportunities.

       7. Data Base Administration
          ------------------------

          ISSC shall be responsible for managing the data and the data base environment. To perform such responsibilities, ISSC shall:

          a. provide multiple production and test environments with the ability to increase the number of environments;

          b. support and control the data dictionary required for Unisource data management and data base management;

          c. perform all logical and physical DBMS data base control functions including but not limited to:

              1) populate the Unisource Data Dictionary;
              2) establish necessary application views of target data bases;
              3) define and allocate physical DBMS data base files based on application needs;
              4) perform all logical and physical DBMS data base functions to support the Restructured Business Platform; and
              5) perform data base tuning and reorganization as reasonably required to maintain system performance requirements in accordance with a schedule approved by Unisource.

          d. if possible, plan for changes in the size of data bases due to business growth and AD/M project implementation, and review plans with Unisource on a regular basis for Unisource's comment and approval;

          e. provide data base environments for applications development, maintenance, testing, quality assurance and ad hoc reporting separate from the production data base environment;

          f. maintain the physical data base design, create indices and make recommendations on practical methods to optimize application performance;

          g. audit, evaluate and approve all data base design changes associated with applications development/support, subject to Unisource's review and reasonable approval;

          h.  maintain and install tools to monitor data base performance;

          i. monitor data base performance and data base space utilization, as well as identify and recommend practical modifications for improved performance;

          j. maintain and implement data base archive processes and procedures to meet Unisource business requirements, as approved by Unisource;

          k. maintain and implement data base backup procedures, as approved by Unisource, to recover from a data base outage or corrupt data base within time frames reasonably established by Unisource;

          l. maintain data base definitions and make data base definitions available to Unisource upon request;

          m. identify possible product and enhancement opportunities for improved performance, and notify Unisource of these opportunities;


                                  December 22, 1993
ISSC/Unisource Confidential          Schedule E                  Page 17 of 43

        n. test and implement data base environment changes as approved by Unisource;

        o. determine data base changes and the impact of AD/M work, and implement necessary changes to relevant data bases after Unisource's review and approval; which approval shall not be unreasonably held; and

        p. maintain the standard data base access routines used by applications support, development personnel and document any changes of same.

    8.  Output
        ------

        ISSC shall provide output device processing including print, microfiche, transmission and data files support. To perform such responsibilities, ISSC shall:

        a.  produce output on time and within established quality standards;

        b. effectively track, manage, communicate and resolve all output problems related to the Services;

        c. control and establish spooled output devices as required for remote site applications; and

        d. identify possible enhancement opportunities for improved output performance and notify Unisource of these opportunities.

    9.  Information Security
        --------------------

        ISSC shall provide security access control tools for data, data bases and other information repositories and for applications, operating systems and libraries as described in Schedule L.

C.  DATA NETWORK MANAGEMENT SERVICES

    1.  Data Network
        ------------

        ISSC's responsibilities shall include administering the procurement of, and directing the engineering, installation, operation, maintenance, and management of the Network as needed to support Network operational requirements. ISSC shall monitor the inter-networking devices, including routers, hubs, and terminal servers through its central ISSC Network Control Center as necessary to determine whether Network problems are caused by such devices, in which case ISSC shall dispatch appropriate third party vendors.

    2.  Network Connectivity and Operations
        -----------------------------------

        ISSC shall manage the bandwidth necessary to deliver the Services and to meet the Performance Standards, and shall assume responsibility for the operation of the Network, including Network management and monitoring, local access management, equipment, design, circuit ordering, maintenance, and problem prevention, identification and resolution. Included in such responsibilities, to perform such responsibilities, ISSC shall:

        a. jointly with Unisource, develop an RFP specification to define the network requirements of the Schedule N Projects;

        b. maintain the Network bandwidth necessary to deliver the Services and to meet the Performance Standards;

        c. maintain Network availability and Network response times in accordance with the Performance Standards set forth in this Schedule E;

        d. order and oversee installation and maintenance of Network circuits and Equipment in response to Unisource's operational requirements, to meet the Performance Standards, and to minimize problems in providing the Services to;

            1) perform provisioning, installation and maintenance activities in accordance with schedules approved by Unisource;

            2) obtain Unisource's approval before implementing Network changes that materially affect the Services;

            3) where possible, perform changes to the Network on an expedited basis at Unisource's request;

            4) schedule Network outages related to installation and maintenance during off-peak hours as approved in advance by Unisource. Provide Unisource with reasonable advance notice, and where possible, notify Unisource three business days prior to a scheduled outage;


                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                       Page 18 of 43

          5) provide cost estimates as requested by Unisource for all costs separately chargeable to Unisource; and

          6) request management functions and equipment order preapproval not less than two business days prior to time required to ensure no delay to Unisource operations;

       e. recommend necessary improvements at the Unisource facilities necessary to deliver the Services and to meet the Performance Standards;

       f. serve as single point-of-contact for all Network needs, coordinate with local exchange and inter-exchange carriers to provide connectivity and maintain the Performance Standards, and serve as the interface for providing Services via third party providers;

       g. maintain recovery capabilities and alternative routing for the data line between the Unisource sites and the ISSC Data Center as necessary to meet the Performance Standards;

       h. coordinate network addressing, manage address generation capacity to avoid interruption or delay of normal Unisource operations, and provide addressing for the required number of devices at service locations to meet installation and test schedules proposed by ISSC and approved by Unisource;

       i. prevent, if possible, identify, and resolve problems on the Network, through the use of problem management tools available;

       j. develop and deliver to Unisource forecasts and Network growth and other changes in response to the projected business needs of Unisource and make recommendations to Unisource as to applications or methods to adopt for Unisource's network to accommodate any such forecasted Network growth; and

       k. identify possible product and enhancement opportunities for improved performance, and notify Unisource of these opportunities.

    3. Network Engineering
       -------------------

       ISSC shall provide Network design capacity and configuration management, Network optimization, ordering and installation of circuits and equipment, conducting site surveys, if required, and recommendations for upgrading Network Systems and Equipment. To perform such responsibilities, ISSC shall:

       a. manage the capacity and configuration of the Network, and maintain and deliver to Unisource lists of any additions to Equipment inventories and changes to circuit diagrams, location lists, and other Network documentation and information though the change management process, but not less than once per quarter or otherwise as reasonably requested by Unisource;

       b. perform planning functions related to Network optimization;

       c. perform planning functions related to ordering, upgrading, and installing Network circuits, systems and equipment;

       d. evaluate and verify that network, terminal, and interface equipment is suitable for its intended use;

       e. conduct site surveys as appropriate;

       f. as part of the Procedures Manual, develop acceptance procedures for installation and changes to the Network, and for verifying restoration of services following problems with Network circuits or Equipment;

          1) the acceptance procedures shall use objective and demonstrable criteria for verifying compliance with performance specifications and applicable criteria; and

          2) as will be specified in the Procedures Manual, Services, circuits, or equipment shall not be deemed accepted until after ISSC has notified Unisource that the installation, change, or restoration has successfully passed ISSC's testing process, and Unisource has notified ISSC of its acceptance.

    4. Network Optimization
       --------------------

       ISSC shall research and evaluate on an ongoing basis during the Term means for optimizing the efficiency and cost-effectiveness of the Network as it relates to data line changes and other costs chargeable to Unisource, including analyzing rates and packages offered by data communications common carriers, and shall periodically report its findings to Unisource. ISSC shall promptly advise Unisource of any cost savings to Unisource that can be realized by making changes to the Network that do not involve New Services or Replacement Services and ISSC shall implement such changes as requested by Unisource. ISSC shall identify possible product and enhancement opportunities for improved per-

                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                       Page 19 of 43
        formance, and notify Unisource of these opportunities and, as appropriate, provide a New Services or Replacement Services quotation as specified in Schedule V of the Agreement. ISSC shall not make changes to the Network that could adversely impact Unisource without Unisource's prior written approval. ISSC shall make recommendations to Unisource as to applications or methods to optimize the efficiency and cost-effectiveness of Unisource's network.

D.  SOFTWARE DEVELOPMENT AND MAINTENANCE

    ISSC shall perform development and maintenance on the Software as required to provide the Services and meet the Performance Standards, in accordance with this Agreement and the project management control methodology supported by the XXXX and the XXXX.

    1.  Systems Software Support
        ------------------------

        The ISSC Systems Software support staff shall provide installation, maintenance, and tuning services for the Systems Software and system components. This staff shall also provide support for problem determination and resolution of Systems Software problems. ISSC shall:

        a. install and maintain all Systems Software, both IBM and non-IBM products;

        b.  interface with appropriate vendors for System Software fixes;

        c. monitor and tune system components to ensure maximum system availability, stability, and performance;

        d. provide required training and procedures for operations and help desk personnel;

        e. provide second and third level problem resolution support for all System Software problems;

        f.  perform system capacity planning and management activities;

        g.  perform storage management activities; and

        h. coordinate and execute the implementation of System Software changes and coordination of changes to hardware or Software components to ensure the compatibility between all hardware and Software.

    2.  Applications Software Support
        -----------------------------

        ISSC shall provide AD/M Services for the Software installed for the Restructured Business Platform, for other new Applications provided by Unisource, for the Truck Routing Systems installed prior to the Commencement Date or for development of new Applications upon Unisource's request. Not less than annually ISSC and Unisource shall meet and allocate the available AD/M resources to perform the required level of maintenance for existing Applications, enhancements of existing Applications and development of new Applications. ISSC shall provide Unisource AD/M Services consistent with Unisource business priorities. The agreed to level of programming resource will be applied to respond to requirements as established by Unisource using the backlog management process described in the project management control methodology set forth in Schedule H. AD/M Services resource requirements in excess of the AD/M Services Baseline will be provided pursuant to Schedule J. The AD/M Services processes will be documented and included at part of the Procedures Manual. The Procedures Manual will include, but not be limited to the following:

        a.  Quality Assurance

            ISSC shall maintain the quality assurance processes documented in the project management control methodology set forth in Schedule H, to ensure that the AD/M Services responsibilities are executed accurately and in a timely manner.

        b.  AD/M Project Management

            ISSC shall provide AD/M Services resources for Unisource initiated projects at Unisource's request in accordance with the project management control methodology supported by the XXXX.

            The AD/M project life cycle described below is a high level summary of and not a replacement for the project control methodology. For each AD/M development, enhancement and maintenance project, ISSC shall designate a point-of-contact with decision making authority to whom Unisource may communicate requirements, give approvals and obtain information, as required. ISSC shall update Unisource on the status of each AD/M project according to a time schedule determined by the criticality of the project and the mutually agreed to reporting times. ISSC shall immediately notify Unisource of AD/M project delays which will impact the established delivery schedules.

            Generally AD/M projects follow the development phases listed below:

            (1)  Project Requests


                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                       Page 20 of 43

              Unisource shall initiate an AD/M project by submitting a request as specified by the project management control methodology.

          (2) AD/M Project Plan

              Upon Unisource's decision to proceed with the AD/M Project and in accordance with the assigned priority, ISSC shall develop an AD/M project plan in consultation with Unisource and submit for Unisource's approval. ISSC shall include such additional detail from Unisource's representatives as necessary to complete the AD/M project plan. ISSC shall provide the AD/M project plan prior to beginning any AD/M project and the plan will be consistent with the agreed to methodology and will include sufficient detail for both ISSC and Unisource to understand the content, schedule and effort required by the project. The schedule for completion (which may require Unisource's assistance) will be developed so as not to impact the production environment. Impacts, if any, the AD/M project may have on other ongoing or projected work will also be identified and documented in the plan.

          (3) Design

              ISSC shall design the AD/M Project to meet the End User requirements, in the manner specified by the project management control methodology.

          (4) Coding

              ISSC shall perform coding in accordance with the project management control methodology standards and practices. ISSC shall promptly report any material delays in or problems with coding that may impact the schedule.

          (5) Documentation

              ISSC shall provide to Unisource all necessary and appropriate End User documents.

          (6) Testing

              Testing will be conducted in a manner consistent with the project management control methodology.

          (7) Acceptance

              Acceptance testing for an AD/M Project will be scheduled prior to project implementation in accordance with the project management control methodology.

          (8) Implementation

              After Unisource has accepted an AD/M project, ISSC shall implement the AD/M project into the production environment in a manner that minimizes or prevents disruption to the Services.


          (9) Support

              Upon installation the development project will become part of the AD/M Services Baseline of supported Applications Software and ISSC shall provide such levels of support as are required for End Users to make use of the AD/M project in the manner intended.

       c. Dependencies
          ------------

          ISSC is dependent on Unisource to perform tasks in support of the AD/M Services. These will be specified in the Procedures Manual and in the individual project plans for development projects.

    3. Problem Classification
       ----------------------

       ISSC will implement the following problem classifications for the Restructured Business Platform. These classifications specify the impact of the problem on Unisource's business operations and will determine the urgency and priority of Applications Maintenance resource assignment. Following are the definitions of the different problem classifications:

       a. "Severity" means a quantitative representation of the actual/potential impact of a known problem on a business/function.

       b. "Severity 1" means the application or program cannot be used resulting in serious business impacts. (Immediate Resolution Required).

       c. "Severity 2" means the application or program can not be used but has no serious business impact. (Maximum of two days for Resolution).

       d. "Severity 3" means the application or program can be used with restrictions.


                                  December 22, 1993
ISSC/Unisource Confidential          Schedule E                   Page 21 of 43

          e. "Severity 4" means the application or program can be used freely with minor inconvenience.

E.     EQUIPMENT MANAGEMENT AND MAINTENANCE

       ISSC shall manage and maintain the equipment in the ISSC Data Center and the host connected terminals and workstations provided as part of the Restructured Business Platform as necessary to provide the other Services and to meet the Performance Standards as defined in this Agreement.

F.     FINANCE AND ADMINISTRATION

       ISSC shall assume responsibility for the finance and administration functions specified in this Section F of this Schedule E. These responsibilities include, but are not limited to, the following:

       1. Finance and Accounting Functions
          --------------------------------

          As necessary or required to provide the Services, negotiate leases, license agreements, and vendor contracts, as necessary and appropriate to provide the Services.

       2. Training and Technical Documentation
          ------------------------------------

          ISSC shall:

          a. provide the training to the trainers and technical documentation described in this Agreement and Schedule N;

          b. development of users manuals;

          c. provide analysis for system training and technical documentation;

          d. provide reasonable assistance to Unisource in the design, development and maintenance of system training, documentation and release materials for Unisource End Users;

          e. provide, and if not available from software vendors, design, develop and maintain, Software reference materials;

          f. design, develop and maintain in-house procedural materials; and

          g. design, develop and maintain internal employee training materials.

G.     GENERAL SUPPORT SERVICES

       1. System Management Control (SMC) Services
          ----------------------------------------

          ISSC shall provide SMC related services corresponding to SMC discipline definitions.

       2. Help Desk and Problem Management
          --------------------------------

          ISSC shall provide help desk and problem management services as described in Schedule M.

       3. Security for Facilities
          -----------------------

          ISSC shall perform all physical security functions at the ISSC Data Center and Unisource shall perform all physical security functions at the Unisource Data Centers, as further described in Schedule L.

III.   SERVICES RESPONSIBILITIES MATRICES

The Services Responsibilities matrices attached as Exhibit E-2 further defines the roles and responsibilities of the Parties in the New Environment.

IV.    PERFORMANCE STANDARDS

A.     INTRODUCTION

       ISSC and Unisource will mutually determine the appropriate required Performance Standards prior to implementation of the XXXX XXXX XXXX provided under Schedule N. Such levels will be determined by taking into account the transaction volumes, design objectives and the measurement criteria established by Unisource.

       1. This Section E-2.IV further describes:

          a. certain duties, obligations and responsibilities of ISSC including, but not limited to, on-line Application availability, host on-line response time, batch delivery timeliness and other activities comprising the Services;

                                   December 22, 1993
ISSC/Unisource Confidential           Schedule E                  Page 22 of 43

          b. the Performance Standards and Minimum Service Levels for defined Applications and Services which ISSC is required to meet during the Term of this Agreement; and

          c.  certain responsibilities of Unisource.

       2. During the 180 days following the completion of the migration of each Unisource region to the Restructured Business Platform provided under Schedule N or any new Application for which there will be Performance Standards or Minimum Service Levels, ISSC will utilize standard measurement tools to monitor actual performance levels, (the "Measurement Period"); provided, however, that if the Parties determine that such period is not representative of Unisource's normal operating environment, then the Parties shall mutually select another 180 day period that is representative of Unisource's normal operating environment as the Measurement Period. The Performance Standards under which ISSC will provide the Services shall be the average performance levels achieved during the Measurement Period.

       3. Following the Measurement Period, if ISSC's performance does not meet the levels of performance set forth of the Applications and/or services categories specified in the Procedures Manual, ISSC will be XXXX for XXXX pursuant to XXXX.

       4. By the tenth business day of each month, ISSC will submit to Unisource a report or set of reports assessing ISSC's performance against the Performance Standards during the previous calendar month. ISSC will also be responsible for promptly investigating and correcting failures to meet Performance Standards by:

          a. initiating problem investigations to identify root causes of failures;

          b. promptly reporting problems to Unisource that reasonably could be expected to have a material adverse effect on Unisource operations; and

          c. making written recommendations to Unisource for improvement in procedures.

       5. ISSC shall identify root causes, correct problems and minimize recurrences of missed Performance Standards for which it is responsible. Unisource will correct and minimize the recurrence of problems for which Unisource is responsible and which prevent ISSC from meeting the Performance Standards.

B.  DEFINITIONS

    For purposes of this Schedule E, the following terms shall have the following meanings:

       1. "Actual Uptime" means, that of the Scheduled Uptime, the aggregate number of hours in any month during which each defined Application is actually available at Unisource's point(s)-of-connection to the ISSC Data Center.

       2. "Application" means individual subsystems or environments comprising the Applications Software.

       3. "Availability" means Actual Uptime plus Excusable Downtime divided by Schedule Uptime. For purposes of determining whether ISSC's performance meets any Availability Performance Standard or Minimum Service Levels, ISSC's Availability performance will be measured based on a monthly average during each month of the Term, to be calculated and reported once monthly.

       4. "Excusable Downtime" means, that of the Scheduled Uptime, the aggregate number of hours in any month during which each defined Application is down due to:

          a. action or inaction by Unisource (i.e., failing to provide power for the equipment at the Unisource data center(s), systems outage attributable to Application defects and Applications incompatibility with the Systems Software for Applications added by Unisource, etc,;

          b. a Force Majeure Event (as defined in Section 20.03 of the Agreement); or

          c. mutually agreed upon time for such things as preventive maintenance, system upgrades, etc., as defined in the Procedures Manual.

       5.  "Host System" means the ISSC Data Center equipment and related
           Software.

       6. "Minimum Service Level" means that levels of service below which Unisource's business functions will be negatively impacted and for which Unisource shall be entitled to Performance Credits. The minimum service levels for the specified Applications are set forth in the Procedures Manual.

       7. "Scheduled Uptime" means the days of the week and hours per day that each defined Application is scheduled to be available for use by End Users.

                               December 22, 1993
ISSC/Unisource Confidential        Schedule E                      Page 23 of 43

C.  PERFORMANCE STANDARDS CATEGORIES

       1. On-Line Applications Availability and Scheduled Uptime: On-Line Application services will be made available in accordance with the schedule set forth in applicable section of the Procedures Manual. ISSC shall perform the Services as necessary to meet each of the Availability Performance Standards.

       2. New Applications: Performance Standards for new applications which are material to Unisource's business shall be included in the applicable section of the Procedures Manual as they occur. The Availability Performance Standard for each new Application shall be negotiated between ISSC and Unisource based on actual performance during the first 90 day period following the implementation of the new Application judged to be representative by the Parties (new Applications shall meet the mutually agreed qualification critical and be compatible with the Systems environment specified in Schedule
           K); provided, however, that such Application Availability Performance Standard shall be consistent with the standards set forth for other comparable Applications.

       3. Host On-Line Response Time: Host on-line response time will be a measure of the response time at the host for a given percentage of End User initiated transaction(s) for an Application as set forth in the Procedures Manual.

       4. Scheduled Batch Services: ISSC will perform scheduled batch processing services. ISSC's commitment to the batch services Performance Standards is contingent upon ISSC's receipt from Unisource of critical inputs by the designated time, and successful completion of the appropriate Application batch job stream. Unisource recognizes that its deviation from scheduled batch job streams may result in batch output not being available by the scheduled time. The critical inputs for each batch processing job shall be mutually agreed upon. If Unisource fails to deliver any critical input by the deadline set for in the Procedures Manual for the applicable batch processing job, or deviates from scheduled batch job streams, ISSC will use its best efforts, once the input is received, or corrections are made by Unisource, to complete such batch processing by the scheduled time.

           ISSC is responsible for notifying the Unisource contact person(s) when batch output will not be available by the scheduled time as set forth in the Operations Notification portion of the Procedures Manual. Unisource recognizes that its deviation from scheduled batch job streams may result in batch output not being available by the scheduled time resulting in impact to on-line availability.

       5. Unscheduled Batch Services: ISSC will perform on-request or on-demand batch jobs for Unisource subject to ISSC's ability to meet Scheduled Batch Services and the Performance Standards for other areas and a written and properly authorized request from Unisource for such services and the availability of data or other inputs required to perform such requests.

       6. Help Desk: ISSC will provide Help Desk services in accordance with the Performance Standards set forth in the Procedures Manual.

                               December 22, 1993
ISSC/Unisource Confidential         Schedule E                     Page 24 of 43

                                  Schedule E
                  Support Services, Performance Standards and
                         Operational Responsibilities


SECTION E-3
PERFORMANCE XXXX

I.   INTRODUCTION

The Parties agree that ISSC shall be XXXX for Performance XXXX as described herein, only under the XXXX XXXX XXXX XXXX provided under Schedule N. ISSC's XXXX for Performance XXXX shall begin for the month following the Measurement Period following the migration of a Unisource Region to the XXXX XXXX XXXX XXXX.

II.  CATEGORIES

The Unisource/ISSC Agreement and Schedules set forth or refer to numerous specific Services which ISSC will provide Unisource, a subset of which, whose performance will be tracked, compared and reported against Performance Standards. In addition, Minimum Service Levels for the following three categories of services, which reflect certain Applications critical to the conduct of Unisource's business functions, will be used to determine Performance XXXX, if any, due to Unisource (it being acknowledged that there may be other Applications critical to the conduct of Unisource's business which will not be used to determine Performance XXXX).
        Categories

     1) Customer Service Response Time

     2) Systems Availability

     3) XXXX XXXX XXXX

Not less than annually, ISSC and Unisource will review the Applications and services categories for which ISSC is liable for Performance XXXX and determine the continued applicability for the then current categories, the need for adding new Applications or services and the adequacy of the current and/or proposed Minimum Service Levels.

III. IMPLEMENTATION

During the Measurement Period the Parties will mutually determine the appropriate Minimum Service Levels for each of the above categories. After the Parties reach agreement for the Minimum Service Levels, the following chart will be revised with such levels.
                                                 Minimum
        Categories                            Service Level

     1) Customer Service Response Time            XXXX

     2) Systems Availability                      XXXX

     3) Warehouse Picking Tags                    XXXX

The monthly performance reports provided Unisource by ISSC will be used to determine whether ISSC has met the Minimum Service Levels in each of the three referenced categories.

Following the Measurement Period for the Restructured Business Platform provided under Schedule N, ISSC will be liable for Performance XXXX in the XXXX of XXXX XXXX to XXXX the XXXX for any of the categories listed above. Beginning on the XXXX of the month following the end of the Measurement Period and of each subsequent month during the Term, ISSC will determine whether the Services met the Minimum Service Levels for each of the categories set forth above during the preceding calendar month. For purposes of determining whether a Performance XXXX is XXXX to XXXX:

A. The actual performance attainment for each of the categories will be considered independently of the others; and

B. The performance measurement will be the month's performance attainment in each of the categories, as defined in Section E-3.III above.






                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                     Page 25 of 43

IV.  PERFORMANCE

For XXXX to meet the XXXX in any of the categories specified above, the Performance XXXX will be determined as follows:

A. Each of the categories will be assigned a XXXX and the total of the XXXX must not XXXX. The XXXX are:

                                                       XXXX
            Category                                   XXXX

        1)  Customer Service Response Time             XXXX

        2)  Systems Availability                       XXXX

        3)  XXXX                                       XXXX
                                                       ----
            TOTAL                                      XXXX

B. Failure to meet the Minimum Service Levels in a specific category for each month will result in a Performance Credit amount which will be determined by multiplying the corresponding occurrence by the weighting factor for that category. To qualify as a 2nd Occurrence or greater, the failure to meet the Minimum Service Levels must occur in consecutive months within the same category.


                                                     XXXX of the
            Consecutive Months                  XXXX XXXX XXXX XXXX

            XXXX XXXX                                  XXXX

            XXXX                                       XXXX

            XXXX XXXX                                  XXXX

            XXXX                                       XXXX

For example, if the XXXX is XXXX and ISSC XXXX to XXXX the XXXX XXXX for a category with a XXXX of XXXX for XXXX, the applicable Performance would be:

            XXXX x XXXX x XXXX   =  XXXX

ISSC will return to "Normal Status" with respect to a XXXX attainment when its XXXX XXXX for that category meets or exceeds the XXXX, provided, that if XXXX has XXXX XXXX the XXXX for a particular XXXX for XXXX XXXX then ISSC shall have to XXXX or XXXX the XXXX for XXXX in order to return to Normal Status for that category. Any subsequent failure to meet the Minimum Service Level for that category shall be deemed to be a XXXX.

IV.  Concurrent Operations

Beginning on the completion of Measurement Period following the migration of the initial Unisource Service Location to the XXXX XXXX XXXX after which ISSC is XXXX for Performance XXXX in both the XXXX XXXX and the XXXX XXXX the above XXXX of Performance XXXX for the Restructured Business Platform will be XXXX by XXXX to determine the actual Performance XXXX due Unisource. This XXXX by XXXX or such other XXXX determined by the Parties during the Annual Planning Session, provided that the XXXX of the XXXX for both the XXXX and XXXX XXXX XXXX. Performance XXXX shall not be XXXX than XXXX, will be in effect for the remainder of the migration to the XXXX XXXX XXXX or until the XXXX XXXX is replaced fully by the XXXX XXXX XXXX XXXX or until ISSC's XXXX for Performance XXXX in the XXXX is XXXX, whichever occurs earlier.

                                  Schedule E
                  Support Services, Performance Standards and
                         Operational Responsibilities


EXHIBIT E-1
SERVICES RESPONSIBILITIES-CURRENT ENVIRONMENT

- -------------------------------------------------------------------------------

                                                           RESPONSIBILITY
               COMPUTER OPERATIONS                     ----------------------
                                                       ISSC         Unisource
- -------------------------------------------------------------------------------
Operate console                                         X
- -------------------------------------------------------------------------------
Mount tapes                                             X
- -------------------------------------------------------------------------------
Print forms                                             X
- -------------------------------------------------------------------------------
Help desk (on-line processing management)               X
- -------------------------------------------------------------------------------
File backup/recovery (recovery management)              X
- -------------------------------------------------------------------------------
Maintain current documentation on operations procedures X
- -------------------------------------------------------------------------------
Job accounting statistics                               X
- -------------------------------------------------------------------------------
Hardware planning and installation
- -------------------------------------------------------------------------------
- - Technology input                                      X
- -------------------------------------------------------------------------------
- - Technology review and approval                                        X
- -------------------------------------------------------------------------------
- - Hardware facilities requirements                      X
- -------------------------------------------------------------------------------
- - Hardware configuration maintenance                    X
- -------------------------------------------------------------------------------
Capacity management
- -------------------------------------------------------------------------------
- - Maintain current business process documents           X
- -------------------------------------------------------------------------------
- - Define application plans and requirements                             X
- -------------------------------------------------------------------------------
- - Capacity monitoring                                   X
- -------------------------------------------------------------------------------
- - Billing data                                          X
- -------------------------------------------------------------------------------
Performance management
- -------------------------------------------------------------------------------
- - Document and maintain current service level
  requirements                                          X
- -------------------------------------------------------------------------------
- - Maintain current business process document            X
- -------------------------------------------------------------------------------
- - Maintain current service level agreements and
  service level objectives                              X
- -------------------------------------------------------------------------------
- - Measure and analyze performance                       X
- -------------------------------------------------------------------------------
- - Provide monthly performance reports                   X
- -------------------------------------------------------------------------------

NOTE: ISSC will provide the above services to the extent they are being provided by In-Scope Personnel at each Data Center as of the Commencement Date.




                              December 22, 1993
ISSC/Unisource Confidential       Schedule E                      Page 27 of 43

                              CURRENT ENVIRONMENT


- --------------------------------------------------------------------------------
                                                        RESPONSIBILITY
                                                     ---------------------------
          COMPUTER OPERATIONS (cont.)                 ISSC      Unisource
- --------------------------------------------------------------------------------
Change management
- --------------------------------------------------------------------------------
- - Maintain current business process document           X
- --------------------------------------------------------------------------------
- - Provide change requirements for application
  installs and upgrades                                             X
- --------------------------------------------------------------------------------
- - Provide change requirements for systems software     X
- --------------------------------------------------------------------------------
- - Conduct change control meeting                       X
- --------------------------------------------------------------------------------
- - Promote changes to production                        X
- --------------------------------------------------------------------------------
- - Report on change success                             X
- --------------------------------------------------------------------------------
Executive reporting                                    X
- --------------------------------------------------------------------------------
Problem management
- --------------------------------------------------------------------------------
- - Maintain current business process document           X
- --------------------------------------------------------------------------------
- - Record problems                                      X
- --------------------------------------------------------------------------------
- - Distribute to support groups for resolution          X
- --------------------------------------------------------------------------------
- - Track problem through resolution                     X
- --------------------------------------------------------------------------------
- - Gain customer concurrence with problem
  resolution/closure                                   X
- --------------------------------------------------------------------------------
- - Report on change success                             X
- --------------------------------------------------------------------------------
Creation of microfiche and microfilm data file         X
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
                                                        RESPONSIBILITY
                                                     ---------------------------
              PRODUCTION CONTROL                      ISSC      Unisource
- --------------------------------------------------------------------------------
Batch test schedule
- --------------------------------------------------------------------------------
- - Define test system requirements                      X
- --------------------------------------------------------------------------------
- - Schedule available time and confirm with customer    X
- --------------------------------------------------------------------------------
- - Execute test                                         X
- --------------------------------------------------------------------------------
Batch production schedule
- --------------------------------------------------------------------------------
- - Scheduler input (determines schedule)                             X
- --------------------------------------------------------------------------------
- - Scheduler updates                                    X
- --------------------------------------------------------------------------------
- - Execution                                            X
- --------------------------------------------------------------------------------
Microfiche/microfilm distribution                      X
- --------------------------------------------------------------------------------
Print distribution (site distribution point)           X
- --------------------------------------------------------------------------------
Report balancing                                                    X
- --------------------------------------------------------------------------------
Special forms inventory
- --------------------------------------------------------------------------------
- - Ordering                                             X
- --------------------------------------------------------------------------------
- - Data center inventory management                     X
- --------------------------------------------------------------------------------
Initiate and track problem report (balancing error)                 X
- --------------------------------------------------------------------------------
Track batch problem reports and system crashes
  (initiated by operators)                             X
- --------------------------------------------------------------------------------
Report problem resolution statistics                   X
- --------------------------------------------------------------------------------
Preparation of run parameter cards                     X
- --------------------------------------------------------------------------------

NOTE: ISSC will provide the above services to the extent they are being provided by In-Scope Personnel at each Data Center as of the Commencement Date.

                                        December 22, 1993
ISSC/Unisource Confidential                Schedule E             Page 28 of 43

                              CURRENT ENVIRONMENT

- --------------------------------------------------------------------------------
                                                          RESPONSIBILITY
                                                     ---------------------------
              OPERATIONS ANALYSIS                       ISSC        Unisource
- --------------------------------------------------------------------------------
Application system installation
- --------------------------------------------------------------------------------
- - Acceptance test execution                              X
- --------------------------------------------------------------------------------
- - Acceptance test verification                                          X
- --------------------------------------------------------------------------------
- - Actual installation                                    X
- --------------------------------------------------------------------------------
Automated report distribution
- --------------------------------------------------------------------------------
- - Set-up                                                 X
- --------------------------------------------------------------------------------
- - Operation                                              X
- --------------------------------------------------------------------------------
Write standards and procedures
- --------------------------------------------------------------------------------
- - Define Input                                                          X
- --------------------------------------------------------------------------------
- - Promote to production                                  X
- --------------------------------------------------------------------------------
- - Approval rights (sign off on procedures)                              X
- --------------------------------------------------------------------------------
JCL, standards and procedures analysis                   X
- --------------------------------------------------------------------------------
Automated run documentation
- --------------------------------------------------------------------------------
- - Set-up                                                 X
- --------------------------------------------------------------------------------
- - Dependencies                                           X
- --------------------------------------------------------------------------------
- - Initiation                                             X
- --------------------------------------------------------------------------------
- - Recovery                                               X
- --------------------------------------------------------------------------------
Maintenance of tape librarian system                     X
- --------------------------------------------------------------------------------
Maintenance of automated scheduler system                X
- --------------------------------------------------------------------------------

NOTE: ISSC will provide the above services to the extent they are being provided by In-Scope Personnel at each Data Center as of the Commencement Date.



                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                       Page 29 of 43
uniskde

                              CURRENT ENVIRONMENT
- --------------------------------------------------------------------------------
              TECHNICAL SERVICES                                RESPONSIBILITY
- --------------------------------------------------------------------------------
                                                               ISSC    Unisource
- --------------------------------------------------------------------------------
System software maintenance                                      X
- --------------------------------------------------------------------------------
System software upgrades and replacements installation           X
- --------------------------------------------------------------------------------
System monitoring                                                X
- --------------------------------------------------------------------------------
Performance tuning                                                         X
- --------------------------------------------------------------------------------
- - Systems                                                        X
- --------------------------------------------------------------------------------
- - Applications                                                   X
- --------------------------------------------------------------------------------
Troubleshooting/problem resolution                               X
- --------------------------------------------------------------------------------
Applications programmer technical assistance                     X
- --------------------------------------------------------------------------------
Backup/recovery procedures                                       X
- --------------------------------------------------------------------------------
Vendor/subcontractor performance and utilization monitoring
- --------------------------------------------------------------------------------
- - Establish performance criteria                                           X
- --------------------------------------------------------------------------------
- - Maintain performance criteria                                  X
- --------------------------------------------------------------------------------
- - Measure and analyze performance                                X
- --------------------------------------------------------------------------------
- - Performance reporting                                          X
- --------------------------------------------------------------------------------
- - Disaster recovery (Distribix and Cincinnati)                   X
- --------------------------------------------------------------------------------
- - Disaster recovery (all other sites)                                      X
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
              DATA BASE ADMINISTRATION                          RESPONSIBILITY
- --------------------------------------------------------------------------------
                                                               ISSC    Unisource
- --------------------------------------------------------------------------------
Data base requirements                                                     X
- --------------------------------------------------------------------------------
Data modeling                                                    X
- --------------------------------------------------------------------------------
Logical data base design                                         X
- --------------------------------------------------------------------------------
DBMS (Data Base Management System) maintenance                   X
- --------------------------------------------------------------------------------
Physical data base design                                        X
- --------------------------------------------------------------------------------
Review logical and physical data base design                               X
- --------------------------------------------------------------------------------
Physical data base review/support                                X
- --------------------------------------------------------------------------------
User access (views, copy members)                                X
- --------------------------------------------------------------------------------
DBMS capacity planning                                           X
- --------------------------------------------------------------------------------
DBMS performance management                                      X
- --------------------------------------------------------------------------------
DBMS performance utilization tracking                            X
- --------------------------------------------------------------------------------
Training/applications development assistance                     X
- --------------------------------------------------------------------------------
Backup/recovery procedures                                       X
- --------------------------------------------------------------------------------
Involvement with application installation                        X
- --------------------------------------------------------------------------------
Data base troubleshooting/resolution                             X
- --------------------------------------------------------------------------------
Fourth generation language maintenance support                   X
- --------------------------------------------------------------------------------


Note: ISSC will provide the above services to the extent they are being provided by In-Scope Personnel at each Data Center as of the Commencement Date.



                                      December 22, 1993
ISSC/Unisource Confidential              Schedule E                Page 30 of 43

                              CURRENT ENVIRONMENT

- --------------------------------------------------------------------------------
                                                          RESPONSIBILITY
                                                    ----------------------------
             FAILURE RECOVERY                          ISSC         Unisource
- --------------------------------------------------------------------------------
Data center/data network machines failure                    X
- --------------------------------------------------------------------------------
Systems software failure                                     X
- --------------------------------------------------------------------------------
Applications software failure                                X
- --------------------------------------------------------------------------------
End user machine failure notification                                   X
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                                             RESPONSIBILITY
                                                        ------------------------
               DATA NETWORK                                ISSC     Unisource
- --------------------------------------------------------------------------------
Business requirements                                                   X
- --------------------------------------------------------------------------------
Technical requirements                                       X
- --------------------------------------------------------------------------------
Hardware/systems software operations & maintenance           X
- --------------------------------------------------------------------------------
Data lines management                                        X
- --------------------------------------------------------------------------------
Product evaluation and procurement (hardware and software)
- --------------------------------------------------------------------------------
- - Define business requirements                                          X
- --------------------------------------------------------------------------------
- - Suggest and review products for requirements satisfaction             X
- --------------------------------------------------------------------------------
- - Evaluate and procure products                              X
- --------------------------------------------------------------------------------
Data network management
- --------------------------------------------------------------------------------
- - Network control center                                     X
- --------------------------------------------------------------------------------
- - Help desk after hours                                      X
- --------------------------------------------------------------------------------
- - Problem determination on circuits/hardware                 X
- --------------------------------------------------------------------------------
- - Vendor dispatch and coordination                           X
- --------------------------------------------------------------------------------
- - Provide status on problem resolution progress to user      X
- --------------------------------------------------------------------------------
- - Track vendor performance                                   X
- --------------------------------------------------------------------------------
- - Respond to alarms on network management systems            X
- --------------------------------------------------------------------------------
Cabling/wiring
- --------------------------------------------------------------------------------
- - Site design/coordination                                   X
- --------------------------------------------------------------------------------
Data network project planning
- --------------------------------------------------------------------------------
- - Develop project plan                                       X
- --------------------------------------------------------------------------------
- - Approve project plan                                                  X
- --------------------------------------------------------------------------------
- - Validate assumptions & provide programming & other inputs  X
- --------------------------------------------------------------------------------
Hardware/systems software installation
- --------------------------------------------------------------------------------
- - Remote sites
- --------------------------------------------------------------------------------
     - Perform or coordinate installs                        X
- --------------------------------------------------------------------------------
     - Provide logistical support                            X
- --------------------------------------------------------------------------------
Troubleshooting/resolution                                   X
- --------------------------------------------------------------------------------
Communications equipment vendor management                   X
- --------------------------------------------------------------------------------
Backup/recovery                                              X
- --------------------------------------------------------------------------------

NOTE: ISSC will provide the above services to the extent they are being provided by In-Scope Personnel at each Data Center as of the Commencement Date.


                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                       Page 31 of 43

                           RESPONSIBILITIES MATRICES
                              CURRENT ENVIRONMENT

- --------------------------------------------------------------------------------
                                                                RESPONSIBILITY
- --------------------------------------------------------------------------------
                       DATA NETWORK (cont.)                    ISSC    Unisource
- --------------------------------------------------------------------------------
Capacity planning and management                                X
- --------------------------------------------------------------------------------
- - Coordinate technical support to monitor utilization &
  performance                                                   X
- --------------------------------------------------------------------------------
Change control
- --------------------------------------------------------------------------------
- - Manage current change control process                         X
- --------------------------------------------------------------------------------
Change management
- --------------------------------------------------------------------------------
- - Make requests/define requirements                                       X
- --------------------------------------------------------------------------------
- - Manage change                                                 X
- --------------------------------------------------------------------------------
Technical support                                               X
- --------------------------------------------------------------------------------
Training
- --------------------------------------------------------------------------------
- - Technology                                                    X
- --------------------------------------------------------------------------------
- - Applications                                                  X
- --------------------------------------------------------------------------------
Consult on protocol, interface standards, connectivity
  options, etc.                                                 X
- --------------------------------------------------------------------------------
Inventory management                                            X
- --------------------------------------------------------------------------------
- - Maintain current standards                                    X
- --------------------------------------------------------------------------------


NOTE: ISSC will provide the above services to the extent they are being provided by In-Scope Personnel at each Data Center as of the Commencement Date.

                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                       Page 32 of 43

                           RESPONSIBILITIES MATRICES
                             CURRENT ENVIRONMENT

- -------------------------------------------------------------------------------

               NON-HOST CONNECTED                         RESPONSIBILITY
                                                       ---------------------
                   LAN NETWORK                         ISSC        Unisource
- --------------------------------------------------------------------------------
Business requirements                                                  X
- -------------------------------------------------------------------------------
Technical requirements                                                 X
- -------------------------------------------------------------------------------
LANs/servers - equipment and software
- -------------------------------------------------------------------------------
- - Management, operation & maintenance                                  X
- -------------------------------------------------------------------------------
- - Third party vendor maintenance management                            X
- -------------------------------------------------------------------------------
PCs/workstations
- -------------------------------------------------------------------------------
- - Third party vendor maintenance                                       X
- -------------------------------------------------------------------------------
Future LAN/server equipment and software
- -------------------------------------------------------------------------------
- - Provide requirements                                                 X
- -------------------------------------------------------------------------------
- - Procure and install                                                  X
- -------------------------------------------------------------------------------
Cabling/wiring
- -------------------------------------------------------------------------------
- - Remote site design/coordination                                      X
- -------------------------------------------------------------------------------
Product evaluation and procurement (hardware and software)
- -------------------------------------------------------------------------------
- - Define business requirements                                         X
- -------------------------------------------------------------------------------
- - Suggest and approve products as appropriate                          X
- -------------------------------------------------------------------------------
- - Evaluate and procure products                                        X
- -------------------------------------------------------------------------------
LAN network management                                                 X
- -------------------------------------------------------------------------------
LAN network design                                                     X
- -------------------------------------------------------------------------------
LAN network project planning
- -------------------------------------------------------------------------------
- - Develop project plan                                                 X
- -------------------------------------------------------------------------------
- - Validate assumptions and provide input requirements                  X
- -------------------------------------------------------------------------------
End user help desk                                                     X
- -------------------------------------------------------------------------------
Troubleshooting/resolution                                             X
- -------------------------------------------------------------------------------
Backup/recovery                                                        X
- -------------------------------------------------------------------------------
Capacity management                                                    X
- -------------------------------------------------------------------------------
- - Provide requirements                                                 X
- -------------------------------------------------------------------------------
Change control
- -------------------------------------------------------------------------------
- - Provide input to change process development                          X
- -------------------------------------------------------------------------------
- - Design and own change control process                                X
- -------------------------------------------------------------------------------
Change management
- -------------------------------------------------------------------------------
- - Make requests/define requirements                                    X
- -------------------------------------------------------------------------------
- - Manage change                                                        X
- -------------------------------------------------------------------------------
Inventory management                                                   X
- -------------------------------------------------------------------------------
Standards
- -------------------------------------------------------------------------------
- - Take lead in defining standards                                      X
- -------------------------------------------------------------------------------
- - Provide input and review                                             X
- -------------------------------------------------------------------------------
- - Implement standards                                                  X
- -------------------------------------------------------------------------------

NOTE: ISSC will provide the above services to the extent they are being provided by In-Scope Personnel at each Data Center as of the Commencement Date.

                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                      Page 33 of 43

                           RESPONSIBILITIES MATRICES
                             CURRENT ENVIRONMENT

- -------------------------------------------------------------------------------

                                                          RESPONSIBILITY
          APPLICATIONS DEVELOPMENT AND MAINTENANCE     ---------------------
                                                       ISSC        Unisource
- --------------------------------------------------------------------------------
Application Software
- -------------------------------------------------------------------------------
- - Requirements                                                         X
- -------------------------------------------------------------------------------
- - Procurement administration                             X
- -------------------------------------------------------------------------------
- - Development/enhancement of packages                    X
- -------------------------------------------------------------------------------
- - Compliance with application installation standards     X
- -------------------------------------------------------------------------------
- - Acceptance test execution                              X
- -------------------------------------------------------------------------------
- - Acceptance test verification                                         X
- -------------------------------------------------------------------------------
- - Maintenance
- -------------------------------------------------------------------------------
  - Defect identification fixes                          X
- -------------------------------------------------------------------------------
  - Preventive maintenance                               X
- -------------------------------------------------------------------------------
- - Development
- -------------------------------------------------------------------------------
  - Upgrades                                             X
- -------------------------------------------------------------------------------
  - New releases                                         X
- -------------------------------------------------------------------------------
  - Enhancements                                         X
- -------------------------------------------------------------------------------
  - Government/regulatory changes                        X
- -------------------------------------------------------------------------------
- - Education/training                                     X
- -------------------------------------------------------------------------------
- - End user support (help desk)                           X
- -------------------------------------------------------------------------------
- - Promotion into production                              X
- -------------------------------------------------------------------------------
- - Approval of all changes                                              X
- -------------------------------------------------------------------------------
- - Reporting                                              X
- -------------------------------------------------------------------------------

NOTE: ISSC will provide the above services to the extent they are being provided by In-Scope Personnel at each Data Center as of the Commencement Date.




                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                      Page 34 of 43

                                  Schedule E
                  Support Services, Performance Standards and
                         Operational Responsibilities


EXHIBIT E-2
SERVICES RESPONSIBILITIES - XXXX XXXX XXXX

- --------------------------------------------------------------------------------
                                                              RESPONSIBILITY
                                                          ----------------------
             COMPUTER OPERATIONS                            ISSC     Unisource
- --------------------------------------------------------------------------------
Operate console                                               X
- --------------------------------------------------------------------------------
Mount tapes                                                   X
- --------------------------------------------------------------------------------
Print forms                                                   X
- --------------------------------------------------------------------------------
Help desk (on-line processing management)                     X
- --------------------------------------------------------------------------------
File backup/recovery management)                              X
- --------------------------------------------------------------------------------
Document operations procedures                                X
- --------------------------------------------------------------------------------
Job accounting statistics                                     X
- --------------------------------------------------------------------------------
Hardware planning and installation
- --------------------------------------------------------------------------------
- - Technology input                                            X
- --------------------------------------------------------------------------------
- - Technology review and approval                                         X
- --------------------------------------------------------------------------------
- - Hardware facilities requirements                            X
- --------------------------------------------------------------------------------
Capacity management
- --------------------------------------------------------------------------------
- - Define and maintain a Procedures Manual                     X
- --------------------------------------------------------------------------------
- - Define application plans and requirements                              X
- --------------------------------------------------------------------------------
- - Maintain service levels                                     X
- --------------------------------------------------------------------------------
- - Capacity monitoring                                         X
- --------------------------------------------------------------------------------
- - Capacity planning and adjustment                            X
- --------------------------------------------------------------------------------
- - Billing data                                                X
- --------------------------------------------------------------------------------
Performance management
- --------------------------------------------------------------------------------
- - Define service level requirements                                      X
- --------------------------------------------------------------------------------
- - Maintain service level                                      X
- --------------------------------------------------------------------------------
- - Define and maintain the Procedures Manual                   X
- --------------------------------------------------------------------------------
- - Document and maintain service level agreements and          X
  service level objectives
- --------------------------------------------------------------------------------
- - Measure and analyze performance                             X
- --------------------------------------------------------------------------------
- - Implement improvement programs                              X
- --------------------------------------------------------------------------------
- - Provide monthly reports                                     X
- --------------------------------------------------------------------------------
- - Audit ISSC Performance                                                 X
- --------------------------------------------------------------------------------


                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                       Page 35 of 43
uniskde

                              XXXX XXXX XXXX
- --------------------------------------------------------------------------------
                                                                RESPONSIBILITY
- --------------------------------------------------------------------------------

                 COMPUTER OPERATIONS (cont.)                   ISSC    Unisource
- --------------------------------------------------------------------------------
Change management
- --------------------------------------------------------------------------------
- - Define and maintain the Procedures Manual                      X
- --------------------------------------------------------------------------------
- - Provide change requirements for application installs and
  upgrades                                                                 X
- --------------------------------------------------------------------------------
- - Provide change requirements for Systems Software               X
- --------------------------------------------------------------------------------
- - Conduct change control meeting                                 X
- --------------------------------------------------------------------------------
- - Promote changes to production                                  X
- --------------------------------------------------------------------------------
- - Report on change success                                       X
- --------------------------------------------------------------------------------
Executive reporting                                              X
- --------------------------------------------------------------------------------
Problem management
- --------------------------------------------------------------------------------
- - Define and maintain the Procedures Manual                      X
- --------------------------------------------------------------------------------
- - Record problems                                                X
- --------------------------------------------------------------------------------
- - Distribute to support groups for resolution                    X
- --------------------------------------------------------------------------------
- - Track problem through resolution                               X
- --------------------------------------------------------------------------------
- - Gain customer concurrence with problem resolution/closure      X
- --------------------------------------------------------------------------------
- - Report on change success                                       X
- --------------------------------------------------------------------------------
Creation of microfiche/microfilm data file                       X
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                                                RESPONSIBILITY
- --------------------------------------------------------------------------------
                 PRODUCTION CONTROL                            ISSC    Unisource
- --------------------------------------------------------------------------------
Batch test Schedule
- --------------------------------------------------------------------------------
- - Define test system requirements                                X
- --------------------------------------------------------------------------------
- - Schedule available time and confirm with customer              X
- --------------------------------------------------------------------------------
- - Execute test                                                   X
- --------------------------------------------------------------------------------
Batch production schedule
- --------------------------------------------------------------------------------
- - Scheduler input (Unisource to determine schedule)                        X
- --------------------------------------------------------------------------------
- - Scheduler updates                                              X
- --------------------------------------------------------------------------------
- - Execution                                                      X
- --------------------------------------------------------------------------------
Microfiche/microfilm distribution                                          X
- --------------------------------------------------------------------------------
Print distribution (to site distribution point)                  X
- --------------------------------------------------------------------------------
Report balancing                                                           X
- --------------------------------------------------------------------------------
Special forms inventory
- --------------------------------------------------------------------------------
- - Ordering (at Data Center)                                      X
- --------------------------------------------------------------------------------
- - Data center inventory management                               X
- --------------------------------------------------------------------------------
Initiate and track problem report (balancing error)                        X
- --------------------------------------------------------------------------------
Track batch problem reports and system crashes (initiated by
  operators)                                                     X
- --------------------------------------------------------------------------------
Report problem resolution statistics                             X
- --------------------------------------------------------------------------------
Preparation of run parameter cards                               X
- -------------------------------------------------------------------------------


                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                       Page 36 of 43

                           RESPONSIBILITIES MATRICES
                               XXXX XXXX XXXX

- -------------------------------------------------------------------------------

                                                          RESPONSIBILITY
          OPERATIONS ANALYSIS                          ---------------------
                                                       ISSC        Unisource
- --------------------------------------------------------------------------------
Application system installation
- -------------------------------------------------------------------------------
- - Acceptance test execution                              X
- -------------------------------------------------------------------------------
- - Acceptance test verification                                         X
- -------------------------------------------------------------------------------
- - Actual installation                                    X
- -------------------------------------------------------------------------------
Automated report distribution
- -------------------------------------------------------------------------------
- - Technology input                                       X
- -------------------------------------------------------------------------------
- - Technology review and approval                                       X
- -------------------------------------------------------------------------------
- - Technology selection                                   X
- -------------------------------------------------------------------------------
- - Analysis of hard copy reports for conversion to
  soft copy                                                            X
- -------------------------------------------------------------------------------
- - Application changes, if required                       X
- -------------------------------------------------------------------------------
- - Set-up                                                 X
- -------------------------------------------------------------------------------
- - Operation                                              X
- -------------------------------------------------------------------------------
Write standards and procedures
- -------------------------------------------------------------------------------
- - Define input                                                         X
- -------------------------------------------------------------------------------
- - Promote to production                                  X
- -------------------------------------------------------------------------------
- - Approval rights (sign off on procedures)                             X
- -------------------------------------------------------------------------------
JCL, standards and procedures analysis                   X
- -------------------------------------------------------------------------------
Automated run documentation
- -------------------------------------------------------------------------------
- - Set-up                                                 X
- -------------------------------------------------------------------------------
- - Dependencies                                           X
- -------------------------------------------------------------------------------
- - Initiation                                             X
- -------------------------------------------------------------------------------
- - Recovery                                               X
- -------------------------------------------------------------------------------
Maintenance of tape librarian system                     X
- -------------------------------------------------------------------------------
Maintenance of automated scheduler system                X
- -------------------------------------------------------------------------------





                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                      Page 37 of 43

                           RESPONSIBILITIES MATRICES
                                XXXX XXXX XXXX

- --------------------------------------------------------------------------------
                                                              RESPONSIBILITY
                                                          ----------------------
                 TECHNICAL SERVICES                         ISSC     Unisource
- --------------------------------------------------------------------------------
System software program installation & maintenance            X
- --------------------------------------------------------------------------------
System software upgrades and replacements                     X
- --------------------------------------------------------------------------------
System monitoring                                             X
- --------------------------------------------------------------------------------
Performance tuning
- --------------------------------------------------------------------------------
- - Systems                                                     X
- --------------------------------------------------------------------------------
- - Applications                                                X
- --------------------------------------------------------------------------------
Troubleshooting/problem resolution                            X
- --------------------------------------------------------------------------------
Application programmer technical assistance                   X
- --------------------------------------------------------------------------------
Backup/recovery procedures                                    X
- --------------------------------------------------------------------------------
Vendor/subcontractor performance and utilization monitoring
- --------------------------------------------------------------------------------
- - Establish performance criteria                                         X
- --------------------------------------------------------------------------------
- - Implement improvement programs                              X
- --------------------------------------------------------------------------------
- - Measure and analyze performance                             X
- --------------------------------------------------------------------------------
- - Performance reporting                                       X
- --------------------------------------------------------------------------------
New technology/product research
- --------------------------------------------------------------------------------
- - Technology input                                            X
- --------------------------------------------------------------------------------
- - Technology review and approval                                         X
- --------------------------------------------------------------------------------
- - Technology selection                                        X
- --------------------------------------------------------------------------------
- - Technology implementation                                   X
- --------------------------------------------------------------------------------
Consulting for product/systems selection                      X
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                                                              RESPONSIBILITY
                                                          ----------------------
             DATA BASE ADMINISTRATION                       ISSC     Unisource
- --------------------------------------------------------------------------------
Data base requirements                                                   X
- --------------------------------------------------------------------------------
Data modeling                                                 X
- --------------------------------------------------------------------------------
Logical data base design                                      X
- --------------------------------------------------------------------------------
DBMS (Data Base Management System) maintenance                X
- --------------------------------------------------------------------------------
Physical data base design                                     X
- --------------------------------------------------------------------------------
Review logical and physical data base design                             X
- --------------------------------------------------------------------------------
Physical data base review/support                             X
- --------------------------------------------------------------------------------
User access (views, copy members)                             X
- --------------------------------------------------------------------------------
DBMS capacity planning                                        X
- --------------------------------------------------------------------------------
DBMS performance management                                   X
- --------------------------------------------------------------------------------
DBMS performance utilization tracking                         X
- --------------------------------------------------------------------------------
Training/applications development assistance                  X
- --------------------------------------------------------------------------------
Backup/recovery procedures                                    X
- --------------------------------------------------------------------------------
Involvement with application installation                     X
- --------------------------------------------------------------------------------
Data base troubleshooting/resolution                          X
- --------------------------------------------------------------------------------
Fourth generation language maintenance support                X
(query, QMF, CSP)
- --------------------------------------------------------------------------------

                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                       Page 38 of 43

                           RESPONSIBILITIES MATRICES
                                XXXX XXXX XXXX

- --------------------------------------------------------------------------------
                                                          RESPONSIBILITY
                                                    ----------------------------
             FAILURE RECOVERY                          ISSC         Unisource
- --------------------------------------------------------------------------------
Data center/data network machines failure                X
- --------------------------------------------------------------------------------
Systems software failure                                 X
- --------------------------------------------------------------------------------
Applications software failure                            X
- --------------------------------------------------------------------------------
End user machine failure notification                                   X
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                                             RESPONSIBILITY
                                                        ------------------------
               DATA NETWORK                                ISSC     Unisource
- --------------------------------------------------------------------------------
Vendor selection                                                        X
- -------------------------------------------------------------------------------
Define business requirements                                            X
- --------------------------------------------------------------------------------
Define technical requirements                                X
- --------------------------------------------------------------------------------
Hardware/Systems Software operations & maintenance           X
- --------------------------------------------------------------------------------
Data lines management                                        X
- --------------------------------------------------------------------------------
Product evaluation and procurement (hardware and software)
- --------------------------------------------------------------------------------
- - Define business requirements                                          X
- --------------------------------------------------------------------------------
- - Suggest, review and approve products for requirements
  satisfaction                                                          X
- --------------------------------------------------------------------------------
- - Evaluate products                                          X
- --------------------------------------------------------------------------------
- - Procure products                                           X
- -------------------------------------------------------------------------------
Data network management
- --------------------------------------------------------------------------------
- - Network control center                                     X
- --------------------------------------------------------------------------------
- - Help desk after hours                                      X
- --------------------------------------------------------------------------------
- - Problem determination on circuits/hardware                 X
- --------------------------------------------------------------------------------
- - Vendor dispatch and coordination                           X
- --------------------------------------------------------------------------------
- - Provide status on problem resolution progress to user      X
- --------------------------------------------------------------------------------
- - Track vendor performance                                   X
- --------------------------------------------------------------------------------
- - Respond to alarms on network management systems            X
- --------------------------------------------------------------------------------
Cabling/wiring
- --------------------------------------------------------------------------------
- - Site design consulting                                     X
- -------------------------------------------------------------------------------
- - Site design, coordination and implementation               X
- --------------------------------------------------------------------------------
- - Installation and maintenance                               X
- -------------------------------------------------------------------------------
Data network design                                          X
- -------------------------------------------------------------------------------
Data network project planning
- --------------------------------------------------------------------------------
- - Develop project plan                                       X
- --------------------------------------------------------------------------------
- - Validate assumptions & provide programming & other inputs  X
- --------------------------------------------------------------------------------




                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                       Page 39 of 43

                           RESPONSIBILITIES MATRICES
                               XXXX XXXX XXXX

- -------------------------------------------------------------------------------

                                                          RESPONSIBILITY
          DATA NETWORK (cont.)                         ---------------------
                                                       ISSC        Unisource
- --------------------------------------------------------------------------------
Hardware/systems software installation
- -------------------------------------------------------------------------------
- - Remote sites
- -------------------------------------------------------------------------------
  - Coordinate installs                                  X
- -------------------------------------------------------------------------------
  - Provide logistical support                           X
- -------------------------------------------------------------------------------
Troubleshooting/resolution                               X
- -------------------------------------------------------------------------------
Communications equipment vendor management               X
- -------------------------------------------------------------------------------
Backup/recovery                                          X
- -------------------------------------------------------------------------------
Capacity planning and management                         X
- -------------------------------------------------------------------------------
- - Coordinate technical support to monitor utilization
  & performance                                          X
- -------------------------------------------------------------------------------
Change control
- -------------------------------------------------------------------------------
- - Provide input to change process development                          X
- -------------------------------------------------------------------------------
- - Design and be responsible for change control process   X
- -------------------------------------------------------------------------------
Change management
- -------------------------------------------------------------------------------
- - Make requests/define requirements                                    X
- -------------------------------------------------------------------------------
- - Manage change                                          X
- -------------------------------------------------------------------------------
System Architecture diagrams documentation and
maintenance                                              X
- -------------------------------------------------------------------------------
Technical support                                        X
- -------------------------------------------------------------------------------
Training
- -------------------------------------------------------------------------------
- - Technology                                             X
- -------------------------------------------------------------------------------
- - Applications                                           X
- -------------------------------------------------------------------------------
Network change requests                                  X
- -------------------------------------------------------------------------------
Consult on protocol, interface standards, connectivity
options, etc.                                            X
- -------------------------------------------------------------------------------
Inventory management                                     X
- -------------------------------------------------------------------------------
Standards
- -------------------------------------------------------------------------------
- - Take lead in defining standards                        X
- --------------------------------------------------------------------------------
- - Provide input, review and approval                                   X
- -------------------------------------------------------------------------------
- - Implement standards                                    X
- -------------------------------------------------------------------------------

                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                      Page 40 of 43

                           RESPONSIBILITIES MATRICES
                                XXXX XXXX XXXX

- --------------------------------------------------------------------------------
        DATA NETWORK - DATA SERVICES                            RESPONSIBILITY
- --------------------------------------------------------------------------------
                                                               ISSC    Unisource
- --------------------------------------------------------------------------------
Submit project request                                                    X
- --------------------------------------------------------------------------------
Complete project tracking & provide status as required           X
- --------------------------------------------------------------------------------
Interpret business objectives                                    X
- --------------------------------------------------------------------------------
Consult on data products/technologies/services                   X
- --------------------------------------------------------------------------------
Consult on protocol/interface standards/connectivity
options/etc.                                                     X
- --------------------------------------------------------------------------------
Gather & analyze info for developing/modifying network
systems                                                          X
- --------------------------------------------------------------------------------
Complete network traffic studies/capacity planning               X
- --------------------------------------------------------------------------------
- - Provide requirements                                                     X
- --------------------------------------------------------------------------------
Perform data network technical design and cost analysis          X
- --------------------------------------------------------------------------------
- - Provide requirements                                                     X
- --------------------------------------------------------------------------------
Cost optimization of data network (excludes Vendor change)       X
- --------------------------------------------------------------------------------
Data network project planning
- --------------------------------------------------------------------------------
- - Develop project plan                                           X
- --------------------------------------------------------------------------------
- - Validate assumptions & provide programming & other inputs                X
- --------------------------------------------------------------------------------
Prepare business case outlining cost & plan of network
recommendations                                                  X
- --------------------------------------------------------------------------------
- - Validate assumptions                                                     X
- --------------------------------------------------------------------------------
Manage project implementation                                    X
- --------------------------------------------------------------------------------
Complete site surveys as appropriate                             X
- --------------------------------------------------------------------------------
Coordinate physical requirements for Unisource sites
(power, floor space, etc.)
- --------------------------------------------------------------------------------
- - Determine requirements                                         X
- --------------------------------------------------------------------------------
- - Provide required power, floor space, etc.                                X
- --------------------------------------------------------------------------------
Check equipment availability                                     X
- --------------------------------------------------------------------------------
Coordinate order placement of data lines & associated
hardware                                                         X
- --------------------------------------------------------------------------------
Coordinate network implementation (tech staff/vendor
support)                                                         X
- --------------------------------------------------------------------------------
Minimize network downtime                                        X
- --------------------------------------------------------------------------------
Prepare network implementation plan (notification
of parties)                                                      X
- --------------------------------------------------------------------------------
Coordinate shipment/pick-up of equipment                         X
- --------------------------------------------------------------------------------
- - Receive and send designated equipment                                    X
- --------------------------------------------------------------------------------
Return/relocate displaced equipment                              X
- --------------------------------------------------------------------------------
- - Receive displace equipment                                     X
- --------------------------------------------------------------------------------
- - Return leased equipment                                        X
- --------------------------------------------------------------------------------
- - Dispose of displaced Unisource owned equipment                           X
- --------------------------------------------------------------------------------
- - Assist Unisource in disposal of equipment                      X
- --------------------------------------------------------------------------------


                                      December 22, 1993
ISSC/Unisource Confidential              Schedule E                Page 41 of 43

                           RESPONSIBILITIES MATRICES
                                XXXX XXXX XXXX

- --------------------------------------------------------------------------------
             NON-HOST CONNECTED                               RESPONSIBILITY
                                                          ----------------------
                LAN NETWORK                                 ISSC     Unisource
- --------------------------------------------------------------------------------
Business requirements                                                    X
- --------------------------------------------------------------------------------
Technical requirements                                                   X
- --------------------------------------------------------------------------------
LANs/servers - equipment and software
- --------------------------------------------------------------------------------
- - Management, operation & maintenance                                    X
- --------------------------------------------------------------------------------
- - Third party vendor maintenance management                              X
- --------------------------------------------------------------------------------
PCs/workstations
- --------------------------------------------------------------------------------
- - Third party vendor maintenance                                         X
- --------------------------------------------------------------------------------
Future LAN/server equipment and software
- --------------------------------------------------------------------------------
- - Provide requirements                                                   X
- --------------------------------------------------------------------------------
- - Procure and install                                                    X
- --------------------------------------------------------------------------------
Cabling/wiring
- --------------------------------------------------------------------------------
- - Remote site design/coordination                                        X
- --------------------------------------------------------------------------------
Product evaluation and procurement (hardware and software)
- --------------------------------------------------------------------------------
- - Define business requirements                                           X
- --------------------------------------------------------------------------------
- - Suggest and approve products as appropriate                            X
- --------------------------------------------------------------------------------
- - Evaluate and procure products                                          X
- --------------------------------------------------------------------------------
LAN network management                                                   X
- --------------------------------------------------------------------------------
LAN network design                                                       X
- --------------------------------------------------------------------------------
LAN network project planning
- --------------------------------------------------------------------------------
- - Develop project plan                                                   X
- --------------------------------------------------------------------------------
- - Validate assumptions and provide input requirements                    X
- --------------------------------------------------------------------------------
End user help desk                                                       X
- --------------------------------------------------------------------------------
Troubleshooting/resolution                                               X
- --------------------------------------------------------------------------------
Backup/recovery                                                          X
- --------------------------------------------------------------------------------
Capacity management                                                      X
- --------------------------------------------------------------------------------
- - Provide requirements                                                   X
- --------------------------------------------------------------------------------
Change control
- --------------------------------------------------------------------------------
- - Provide input to change process development                            X
- --------------------------------------------------------------------------------
- - Design and own change control process                                  X
- --------------------------------------------------------------------------------
Change management
- --------------------------------------------------------------------------------
- - Make requests/define requirements                                      X
- --------------------------------------------------------------------------------
- - Manage change                                                          X
- --------------------------------------------------------------------------------
Inventory management                                                     X
- --------------------------------------------------------------------------------
Standards
- --------------------------------------------------------------------------------
- - Take lead in defining standards                                        X
- --------------------------------------------------------------------------------
- - Provide input and review                                               X
- --------------------------------------------------------------------------------
- - Implement standards                                                    X
- --------------------------------------------------------------------------------

                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                       Page 42 of 43

                             ???????????????????
                                XXXX XXXX XXXX

- -------------------------------------------------------------------------------

                                                          RESPONSIBILITY
          APPLICATIONS DEVELOPMENT AND MAINTENANCE     ---------------------
                                                       ISSC        Unisource
- --------------------------------------------------------------------------------
Application Software
- -------------------------------------------------------------------------------
- - Requirements                                                         X
- -------------------------------------------------------------------------------
- - Procurement of packages administration                 X
- -------------------------------------------------------------------------------
- - Development/enhancement of packages (up to baseline)   X
- -------------------------------------------------------------------------------
- - Compliance with application installation standards     X
- -------------------------------------------------------------------------------
- - Acceptance test execution                              X
- -------------------------------------------------------------------------------
- - Acceptance test verification                                         X
- -------------------------------------------------------------------------------
- - Maintenance (up to the baseline)
- -------------------------------------------------------------------------------
  - Defect identification fixes                          X
- -------------------------------------------------------------------------------
  - Preventive maintenance                               X
- -------------------------------------------------------------------------------
- - Development (up to the baseline)
- -------------------------------------------------------------------------------
  - Upgrades                                             X
- -------------------------------------------------------------------------------
  - New releases                                         X
- -------------------------------------------------------------------------------
  - Enhancements                                         X
- -------------------------------------------------------------------------------
  - Government/regulatory changes                        X
- -------------------------------------------------------------------------------
- - Education/training of End Users (up to the baseline)   X
- -------------------------------------------------------------------------------
Fourth generation language maintenance support
(up to baseline)                                         X
- -------------------------------------------------------------------------------
- - End user support (help desk)                           X
- -------------------------------------------------------------------------------
- - Promotion into production*                             X
- -------------------------------------------------------------------------------
- - Approval of all changes                                              X
- -------------------------------------------------------------------------------
- - Reporting                                              X
- -------------------------------------------------------------------------------

* Promotion of new applications into the ISSC production operating environment may be considered New Services subject to Section 11.01 of the Agreement.




                               December 22, 1993
ISSC/Unisource Confidential       Schedule E                      Page 43 of 43
uniskde

ISSC / Unisource                                           [ART APPEARS HERE]

Agreement for Information Technology Services
- -------------------------------------------------------------------------------


                                  Schedule F
                            New Services Work Order



Title:                                                Control Number:
              --------------------                                    -------

Requestor(s):                                         Org./Dept.
              --------------------                               -------

Requestor's Assessment:  Major        Minor           Documentation
                               ----         ----                    ----

Data set (name) of Softcopy:

Description of Change:

Reason for Change:

Documentation Affected:                               Date

Documentation Title:                  Version         DD/MM/YY

- -------------------------             -------           /  /
                                                      -- -- --

- -------------------------             -------           /  /
                                                      -- -- --

- -------------------------             -------           /  /
                                                      -- -- --

- -------------------------             -------           /  /
                                                      -- -- --

Final Impact

                         SLOC         Labor      Sched.    Signature
                      Old     New     (Days)     Delay
System Development:
                      ---     ---     -----      -----     ------------------
System Engineering:
                      ---     ---     -----      -----     ------------------
Test & Integration:
                      ---     ---     -----      -----     ------------------
Other:
                      ---     ---     -----      -----     ------------------
Subcontractor:
                      ---     ---     -----      -----     ------------------
Status

Classification: (I,II)                Rejection Date:    /  /
                       ------                          -- -- --

Deferred Date:    /  /                Reason Code   :        (A,B,C,D)
                -- -- --                               ------

Date to     Assessment     CCB       Approval     Implement.     Closed
Review      Complete       Date      Date         Date           Date
  /  /        /  /         /  /        /  /         /  /          /  /
- -- -- --    -- -- --     -- -- --    -- -- --     -- -- --      -- -- --

Accepted by:                                        Accepted by:
Integrated Systems Solutions Corporation            Unisource
d/b/a ISSC, Inc.


By                                              By
   ----------------------------------------        ----------------------------
             Authorized Signature                      Authorized Signature

- -------------------------------------------        ----------------------------
Name (Type or Print)                Date           Name (Type or Print)   Date



                               December 22, 1993
ISSC/Unisource Confidential       Schedule F                        Page 1 of 1

ISSC / Unisource                                             [ART APPEARS HERE]

Agreement for Information Technology Services
- -------------------------------------------------------------------------------


                                  Schedule G

                          Disaster Recovery Services

Section G-1
Services

I. Current Environment In the event of a Disaster at any site in the Current Environment, ISSC will exercise and implement the disaster recovery plan in place for that location or, if there is no disaster recovery plan in place for that location, use commercially reasonable efforts to reestablish and provide services either at the original site or at an alternate site, if feasible and available; provided, however, that Unisource shall reimburse ISSC for expenses ISSC would not have otherwise incurred had it not been for ISSC's disaster recovery efforts. For purposes of this Section "commercially reasonable efforts" shall include, but not be limited to, activities such as expediting replacement machines, locating alternate operating sites, working with communications vendors, etc.

II. XXXX XXXX XXXX
    ISSC shall provide Disaster Recovery services for Critical Applications at a level of performance which will allow Unisource to restore and continue those functions which are vital to the continuation of Unisource's business operations during a declared Disaster.

    Beginning on the completion of the migration of a Unisource Service Location(s) to the XXXX XXXX as specified in Schedule N, ISSC will be responsible for the provision of Disaster Recovery capability for the Services provided to Unisource from the ISSC Data Center. The actual Disaster Recovery Plan Component will be defined and set forth in the Procedures Manual during the development phase of the Schedule N systems.

    The remainder of Schedule G-1 specifies the general Disaster Recovery services ISSC will provide Unisource for the XXXX systems installed at the ISSC site.

    ISSC will make commercially reasonable efforts to meet the Performance Standards during such Disaster.

    A. Definitions
       1. "Configuration" means the hardware and Software, set forth in Section G-2, designated for support of the Critical Applications during a declared Disaster.

       2. "Critical Applications" means the applications specified by Unisource to support Unisource's vital business functions in the event of a Disaster.

       3. "Disaster" means any unplanned interruption of information processing for Unisource, due to causes beyond the control of Unisource or ISSC, which significantly impairs the ability of ISSC to operate the Critical Applications at the Data Center. Examples are:

           a. loss of the building to fire;

           b. loss of power to the facility due to hurricane damage; and

           c. inability to access the facility due to a chemical spill, etc.

       4. "Disaster Recovery" means the restoration at a location other than the Data Center, of Critical Applications following a declared Disaster.

       5. "Recovery Center" means the facility from which ISSC provides Disaster Recovery services.

       6. "Disaster Recovery Plan Component" means the Unisource dedicated portion of the ISSC Lexington Data Center Disaster Recovery Plan required to recover the Unisource's Critical Applications.

                               December 22, 1993
ISSC/Unisource Confidential        Schedule G                        Page 1 of 5

  B.  Services

      1. Disaster Recovery Plan Component

         The Disaster Recovery Plan Component for recovering the Critical Applications, necessary for continuation of the vital business processes of Unisource, will be developed as scheduled by the project plan for the XXXX defined in Schedule N and will include, but not be limited to, the following:

           . a brief description of the critical services and functions, including a prioritized listing of the Critical Applications;

           . the hardware and Software comprising the Configuration;

           . the hardware and Software necessary for connection to the Data
             Network;

           . ISSC's and Unisource's recovery responsibilities;

           . contact listings of key personnel;

           . identification of recovery teams;

           . recovery scenarios;

           . criteria for Disaster declaration, recovery and testing;

           . names of those individuals who are authorized to declare a Disaster;

           . backup process and components;

           . notification procedures;

           . recovery information, procedures, schedules, etc.;

           . testing results and any required corrective action plans; and

           . procedures for maintaining the Disaster Recovery Plan.

         A listing of the Critical Applications specified by Unisource will be included in Section G-3 of this Schedule.

         ISSC will provide a representative who is knowledgeable in Disaster Recovery planning and the Disaster Recovery Plan Component for the Services covered by this Agreement to serve as a single point of contact for Unisource's Disaster Recovery related communications and activities. The ISSC representative will be responsible for the development and maintenance of the Disaster Recovery Plan Component and will ensure safe storage and distribution of copies as follows:

           a. Off-site vital records storage;

           b. Unisource's Disaster Recovery Coordinator;

           c. ISSC's Disaster Recovery Coordinator;

           d. ISSC Project Office; and

           e. ISSC Crisis Management Center.

         ISSC, in cooperation with Unisource, will review and update, if necessary, the Disaster Recovery Plan Component on an annual basis or as warranted by business and/or technical changes to ensure compatability with Unisource's and ISSC's overall Disaster Recovery strategies and related plans. Any additional updates which are necessary as a result of actions by Unisource will be considered New Services.

         ISSC, in cooperation with Unisource, will XXXX the Disaster Recovery Plan Component initially XXXX XXXX after the completion of the XXXX of the XXXX and XXXX of the XXXX of XXXX to the XXXX XXXX XXXX provided under Schedule N and annually thereafter to ensure the plan remains practicable and current. Disaster Recovery testing will be coordinated with Unisource and ISSC will provide Unisource with a report of the test results following each Disaster Recovery test.

      2. Data Center Recovery

         The declaration of a Disaster will require consultation with representatives designated by Unisource and specified in the Disaster Recovery Plan.

         In the event of a declared Disaster, ISSC will take immediate action to prepare the Recovery Center for use and will provide the Configuration resources specified in Section G-2 to support

                               December 22, 1993
ISSC/Unisource Confidential       Schedule G                         Page 2 of 5
uniskde

          Unisource's Critical Applications. Restoration of services for the Critical Applications will be provided within 48 hours after a Disaster is declared and will include, but not be limited to:

            a. delivering the data and Software archived in off-site storage to the Recovery Center designated in the Disaster Recovery Plan or at such other location as may be established by ISSC thereafter.

            b. rerouting the data communications circuits to the Recovery
               Center.

            c. operating the Critical Applications on the Configuration at the
               Recovery Center; and

            d. providing reasonable office space to Unisource, if required.

          In the event of a Disaster, access to the Recovery Center or other recovery facility will be on a first-come-first served basis and may be shared with other subscribers also experiencing a Disaster. Unisource will be XXXX.

             a. customers who are not Disaster Recovery services customers;

             b. customers who have scheduled testing; and

             c. customers who subsequently notify the Recovery Center.

          If the Recovery Center specified in Section C.2(a) above is not available when a Disaster is declared. Disaster Recovery services will be provided at another Recovery Center or at an XXXX XXXX XXXX facility.

     3.   Data Network Recovery

          ISSC will cooperate with Unisource and the Network Vendor to develop a Data Network recovery plan to be included in the Disaster Recovery Plan Component. The Data Network recovery plan will utilize the strategy for redundancy in place at the time of a declared Disaster and will include recoverability only to the extent to which the necessary network connectivity to Unisource's control units is included in the Configuration. ISSC is not responsible for End User recovery.

C.   Resources and Growth

     The resources for Disaster Recovery services are the capacities of the Configuration listed in Section G-2 of this Schedule and the Data Network requirements necessary to provide connectivity from the Recovery Center to the Data Network. Growth in the Configuration will be provided at a rate necessary to support the percent of growth, if any, for each Resource Baseline set forth in Schedule J and the Supplement without an increase in price to Unisource.

D.   New Services

     Additional services, functions or capacity beyond that specified in Section G-2 will be added at the request of Unisource, subject the Change Control Procedures defined in this Agreement.




                               December 23, 1993
ISSC/Unisource Confidential       Schedule G                         Page 3 of 5

                                  Schedule G
                           Disaster Recovery Services


Section G-2
Configuration





The Disaster Recovery backup hardware and Software Configuration for the Disaster Recovery Center will be agreed to by Unisource and ISSC and listed here prior to migrating the initial Unisource Service Location to the ISSC Data Center.











                               December 22, 1993
ISSC/Unisource Confidential       Schedule G                         Page 4 of 5

                                  Schedule G
                          Disaster Recovery Services

Section G-3
Critical Applications



Unisource's Critical Applications supported by the Configuration listed in Section G-2 will be listed here, when identified, and included as part of the Disaster Recovery Plan Component.
















ISSC/Unisource Confidential                   December 22, 1993
uniskdg                                          Schedule G        Page 5 of 5

ISSC / Unisource                                              [ART APPEARS HERE]

Agreement for Information Technology Services

- -------------------------------------------------------------------------------

                                  Schedule H

                              Project Management




I.  Introduction

    This Schedule describes the overall Scope of the Unisource/ISSC Agreement, the basic roles/responsibilities of the Parties, and the specific Project Management processes that ISSC shall implement in order to support delivery of the Contract deliverables.

II. Scope

    ISSC is responsible to provide Unisource with IT and related Services and Solutions needed to develop, deploy and operate the Unisource XXXX XXXX XXXX, ("XXXX") as described in the individual Schedules of the Contract. Additionally, ISSC is responsible for operating the Unisource current systems until replaced by the XXXX. These items include but are not limited to Systems Development and Integration, IT System Operations, Application Enhancements and Application Maintenance. The following subparagraphs describe the scope of the items to be provided.

    A.  XXXX XXXX XXXX

        ISSC shall provide to Unisource, development, integration and deployment of subsystems to support Unisource's reengineered business processes, the ("XXXX XXXX XXXX"). The XXXX XXXX XXXX shall have the functionality as defined in the individual subsystem Statement of Work project sections in Schedule N. As part of the project sections for each subsystem ISSC shall be responsible for transition from the current Unisource system to the XXXX XXXX XXXX. This shall include appropriate testing to verify that the system is installed and operating in accordance with the requirements specification. The defined Subsystems for the XXXX XXXX XXXX are:

            1.  XXXX XXXX XXXX System ("XXXX")

            2.  XXXX XXXX System ("XXXX")

            3.  XXXX XXXX System ("XXXX")

            4.  XXXX XXXX System ("XXXX")

            5.  XXXX XXXX System ("XXXX")

            6.  XXXX XXXX System ("XXXX")

            7.  XXXX XXXX XXXX Subsystem ("XXXX")

    B.  Support to Unisource XXXX XXXX XXXX

        As defined in the Unisource/ISSC Agreement, and for specific projects as defined in Schedule N, ISSC shall provide items and/or Services specified in this Agreement to support Unisource in its business Reengineering efforts. The defined Schedule N projects are:


            1.  XXXX XXXX Management/XXXX XXXX ("XXXX")

            2.  XXXX XXXX XXXX ("XXXX")

            3.  XXXX XXXX Assistance ("TMA")

    C.  Operational Services

        ISSC shall provide operational services for Unisource's current system ("Legacy Systems") and operational services for the XXXX XXXX XXXX as it is installed in the Unisource Organization, as defined in Schedule E. ISSC shall also provide network support as described in Schedule E.





                                        December 22, 1993
ISSC/Unisource Confidential                Schedule H             Page 1 of 10

      D. Application Development and Maintenance

         ISSC shall provide for Maintenance of the Legacy Systems until operational cut over to the XXXX XXXX XXXX and maintenance of the XXXX as defined in Schedule E. ISSC shall include XXXX to and XXXX XXXX that supply XXXX software for the Legacy and/or the XXXX.

III.  Management Process

      ISSC shall implement Project Management processes as defined in this Schedule. These processes shall provide appropriate technical, financial and project management controls for the major contract elements to assure effective overall IT management based on Unisource Business priorities and objectives.

IV.   Deliverables

      ISSC shall provide Unisource with specific documentation and Services to enable Unisource to have an understanding of all agreed upon technical and operational aspects of the Current and the Restructured Business Platform. These deliverables shall include the services to attain all service levels. Detail requirements for deliverables are contained in the appropriate Schedules.

 V.   Requirements Management

      The Parties recognize that the specific business requirements for the XXXX will change as the XXXX Project is implemented. ISSC will implement a Change Management Process to permit the emerging requirements to be incorporated into the XXXX XXXX XXXX in a timely manner, and to update the Unisource/ISSC Agreement to reflect the new requirements. The Change management process shall include a Change Request Evaluation Process, and a Change Control Board that includes Joint participation. Specific requirements for the Change Management Process are contained in the Change Management Process section of this Schedule.

      The Parties agree that a "Requirements Validation Review" shall be scheduled at the completion of major portions of the XXXX XXXX XXXX XXXX Definition and Design tasks for each Subsystem for the purpose of "revalidating" the requirements baseline and initiating an appropriate change request to reflect the revised requirements.

VI.   Roles/Responsibilities

      Unisource shall be responsible to provide certain items and information to ISSC for the purpose of incorporating these into items that will be delivered to Unisource as part of the XXXX XXXX XXXX, or for providing items that facilitate the supplying of services by ISSC. Unisource shall also be responsible for approving certain deliverable items of documentation as provided by ISSC. Identification and definition of these specific responsibilities is contained in the Schedules of the Unisource/ISSC Agreement.

      ISSC shall be responsible for all deliverables defined in the Unisource/ISSC Agreement. ISSC may utilize subcontractors/Vendors subject to Section 13.07 of the Agreement to perform various tasks in performance of its services, however responsibility for providing the deliverables to Unisource shall remain with ISSC and shall not be transferred to its subcontractor/vendor under any form of agency.

VII.  Measurement Methodology

      The Parties recognize that the contract approach for the Schedule N projects prior to Unisource requirements definition is on a "Level of Effort" basis. The Parties also recognize and agree that at such time as Unisource defines their requirements for the respective Projects under Schedule N, ISSC shall then commit to an allocation of resources, a completion schedule and a price to provide said services and that price shall be fixed assuming no further requirement changes. To reflect this in contract status reporting, ISSC shall report expenditures in Hours Worked and in Subcontractor Billings for that portion of the project prior to the "Requirements Validation Review." This reporting shall be at the Work Product Level and not the detail task level. For the post "Requirements Validation Review" period, ISSC shall report status against the jointly agreed implementation resource level.

VIII. Project Management Processes

      A. Introduction

         The overall project management process that ISSC shall use to manage the XXXX Project will include the detailed planning, analysis and project management required to oversee the entire XXXX Project.

         The ISSC approach to Project Management is based upon the premise of the ISSC Project Executive having responsibility and accountability to meet agreed upon quality, cost, schedule and technical objectives of the XXXX Project with individual Project Managers assigned to specific project and operational roles as delineated in Schedules N and E.


                               December 22, 1993
ISSC/Unisource Confidential       Schedule H                       Page 2 of 10

    Project Management shall be implemented by utilizing structured processes for defining and organizing all elements of the XXXX XXXX Project and providing clear and concise delegation of responsibility and accountability to the supporting organization for execution of specific work products and tasks.

    The ISSC Project Executive shall have overall responsibility for the XXXX XXXX Project. Reporting to the ISSC Project Executive shall be an organization structure designed to effectively execute the XXXX Project.

    ISSC plans to use both ISSC resources and subcontractors in the performance of this Contract.

    ISSC shall implement the following processes in accordance with the requirements as defined in this Schedule:

        1.  Project Management Personnel

        2.  Project Start-up

        3.  Project Management Planning

        4.  Project Orientation

        5.  Project Control

        6.  Status Reporting

        7.  Management Reviews and Meetings

        8.  Project Financial Control

        9.  Project Change Management

B.  Project Management Personnel Process

        1.  Task Description

            The objective of this process is to establish an organizational structure to support the effective management of the project. This organization shall plan, schedule, and control performance of all functions assigned to the project.

        2.  ISSC Responsibilities

            ISSC shall:

            a. Provide an ISSC Project Executive who shall be responsible for the following:

                1) Have overall strategic management responsibility for the Contract includes planning, directing, and monitoring ISSC XXXX XXXX XXXX Project activities.

                2)  Establish the ISSC XXXX XXXX XXXX Project team organization.

                3) Be the primary point of contact to Unisource establishing and maintaining communications through the Unisource Senior I/S Executive.

                4) Provide senior level direction to all assigned ISSC and ISSC subcontractor project personnel during the period of performance.

                5) Define and monitor the support resources required for the Restructured Business Platform Project to ensure these resources are available as scheduled.

                6)  Conduct Management Reviews and Meetings as described below.

                7) Measure and evaluate progress against the plans and schedules.

                8) Resolve deviations from the Project Management Plan with the Unisource Senior I/S Executive.

                9) Be accountable for the Project Change Management as described in the Change Control Plan.

               10) Plan, schedule and participate in periodic ISSC System Assurance Reviews.

            b. Provide a Project Control Office function which shall be responsible for the following:

                1) Assist the ISSC Project Executive in the daily operations of the Project.

                2)  Monitor Project task completeness, consistency, and quality.

                3)  Manage the Project Management Process.

                4)  Manage the Status Reporting Process.


ISSC/Unisource Confidential             December 22, 1993
uniskdh                                    Schedule H             Page 3 of 10

                5) Manage the Management Reviews and Meetings Process.

                6) Manage the Financial Controls Process.

                7) Manage the Project Change Management Process.

                8) Work closely with the ISSC Project Executive to coordinate project meetings, resources, and schedules and resolve tactical issues.

           c. Provide a Systems Architect function which shall be responsible for the following:

                1) Recommend standards/guidelines where none exists.

                2) Assure cross application (solution) adherence to Architecture and Integration and guidelines.

                3) Recommend infrastructure to support Unisource's on-going business and technological needs.

                4) Carry out research necessary to support and counsel project teams.

                5) Transform business models into technical implemented projects consisting of software, hardware, network, and data dependencies.

                6) Define platforms for solution implementation (hardware, software, network, data).

                7) Define architecture (blueprint specifications) based on requirements.

                8) Have ultimate responsibility for meeting solution's
                   functional and performance specifications and conformance to client architecture and infrastructure standards and guidelines.

                9) Defines applications (solutions) which are integrated.

               10) Maintaining a knowledge base of data and process models created in the project.

           d. Provide Project Managers as required who shall be responsible for the following:

                1) Have "total responsibility and accountability" to the Project
                   Executive for achieving all quality cost, schedules, and technical objectives related to their assigned projects.

                2) Work jointly with Unisource Project Managers on execution of project activities.

                3) Develop detailed Implementation Plans.

                4) Plan and monitor the day-to-day technical activities of the specific assigned projects.

                5) Daily interface to subcontractors involved in the Statement of Work.

                6) Assign responsibilities to project team members.

                7) Work with the Project Office to develop work plans. Review and approve the work plans.

                8) Ensure that appropriate project documentation is defined, completed, and approved.

                9) Attend periodic Status Meetings as requested by the ISSC
                   Project Executive.

               10) Assist in making decisions regarding technical alternatives for the system development and operation in conjunction with System Architect as required.

        3. Unisource Responsibilities

           Unisource shall:

           a. Assign a Unisource Senior I/S Executive whose responsibilities shall include:

                1) Have the necessary authority to be the single point of
                   contact for the management of Unisource's obligations under the Restructured Business Platform Project.

                2) Serve as the senior interface between the ISSC Project Team and all Unisource departments and companies participating in the Restructured Business Platform Project.

                3) Provide operational guidance to the RBP Project.

                4) Represents Unisource in the Project Change Management
                   Process.

                5) Attend project status meetings as required by the Management
                   Reviews and Meetings Process.

                6) Obtain and provide information, data, decisions and
                   approvals, within three days of ISSC's request unless Unisource and ISSC agree to extended response time.

                7) Assign/coordinate Unisource resources on the project.

                8) Ensure the attendance of the agreed-to Unisource personnel in each requirements analysis and planning meeting.

                               December 22, 1993
ISSC/Unisource Confidential       Schedule H                        Page 4 of 10

                 9) Resolve project issues and/or escalate as needed.

                10) Ensure that the project requirements meet Unisource's
                    business and technical objectives.

                11) Resolve deviations from project plans which may be caused by
                    Unisource.

                12) Serve as the interface between ISSC and all Unisource
                    departments participating in this project.

                13) Provide executive level review and sign-off that the
                    deliverables meet Unisource's business and technical objectives.

                14) Provide senior level approval for Pilot Period/Acceptance
                    Tests and for Installation Group Acceptances.

                15) Be accountable for the performance of the Unisource
                    personnel on the project identified below and for the completion of Unisource responsibilities as documented in the Agreement.

             b. Form a Unisource Executive Transition Committee which shall have the following responsibilities:

                 1) Assure that XXXX Project requirements as designed adheres to
                    Unisource business goals.

                 2) Provide functional guidance to the XXXX Project.

                 3) Organize and direct the Unisource Organization Change and
                    Business Process Reengineering teams.

                 4) Participate in Management Reviews and Meetings as required by the Management Reviews and Meetings Process.

                 5) Participate in the Project Change Management Process.

                 6) Provide functional guidance to Unisource Project Managers.

                 7) Provide oversight on XXXX Project implementation.

                 8) Provide executive support and commitment to the XXXX
                    Project.

                 9) Assist Unisource Senior I/S Executive as required.

             c. Commit specific Unisource individual(s) (referred to as Key
                Unisource Project Personnel) described in Schedule S.

    C. Project Start-up Process

        1. Task Description

           This process covers those tasks required at the start-up of a project.

        2. ISSC Responsibilities

            a. Establish Physical Project Office.

            b. Perform facilities start-up activities.

            c. Perform organizational start-up activities.

            d. Perform financial controls start-up activities.

            e. Perform customer start-up activities.

            f. Perform education start-up activities.

            g. Perform development start-up activities.

        3. Unisource Responsibilities

            * Provide input and review as requested by ISSC personnel.

    D. Project Management Planning Process

        1. Task Description

           This process encompasses efforts required to produce the overall project management plan including development of the work breakdown structure, project schedules and manpower plans.

        2. ISSC Responsibilities

            a. Conduct project planning for the entire XXXX Project.

            b. Create and maintain a Project Management Plan ("PMP") for the duration of the Agreement. The Project Management Plan shall contain the following sections:



                               December 22, 1993
ISSC/Unisource Confidential       Schedule H                       Page 5 of 10

            1)  Project Organization

            2)  Project Description

            3)  Status Reporting

            4)  Management Reviews and Meetings

            5)  System Diagram (as it evolves)

            6)  Statement of Work Summaries

            7)  Deliverables List

            8)  Master Schedule

            9)  Acceptance Criteria

           10)  Resources/Services Summary

           11)  Measurements

           12)  Unisource Responsibilities

    3. Unisource Responsibilities

        a. Ensure that appropriate management/staff and associates are made available for planning sessions and review sessions to define Unisource goals and objectives.

        b. Ensure that appropriate management/staff and associates are made available for the review sessions prior to release of the Project Management Plan.

    4. ISSC Deliverables

        .  Project Management Plan

    5. ISSC Completion Criteria

        .  Delivery of the Project Management Plan

E. Project Orientation Process

    1. Task Description

       This process provides orientation to members of the ISSC Project Team which shall establish a common understanding of the Project scope, the goals of the Project, the installation process, and other relevant topics.

    2. ISSC Responsibilities

        a. Orient XXXX Project participants to Project goals and the selected project management methodology.

        b. Conduct a review meeting of the Contract and Schedules with the Unisource Senior I/S Executive within the first thirty days of the Project.

        c. Conduct a XXXX Project Kick-Off Meeting for the ISSC Project Team to present topics such as:

              .  Project overview

              .  Project organization

              .  Project scope and installation methodology

              .  Project plan and schedule (overview)

              .  Project communications and status reporting

              .  Project standards and procedures

              .  Project Change Management Process

              .  Facilities used in the project

              .  Application environment

              .  Technical environment

              .  Administrative procedures



                                        December 22, 1993
ISSC/Unisource Confidential                Schedule H             Page 6 of 10

       3. Unisource Responsibilities

           a. Unisource Senior I/S Executive: Attend a review meeting of the Contract and Schedules with the ISSC Project Executive. This sub task shall be performed in the first thirty days of the Project.

           b. Key Unisource project personnel: Attend a Project Kick-Off Meeting for the Project Team.

       4. ISSC Deliverables

           . None

       5. ISSC Completion Criteria

           . This task shall be complete when the meetings described have been held.

    F. Project Control Process

       1. Process Description

          This process encompasses efforts required to control the activities on the Restructured Business Platform Project on a daily basis.

          ISSC intends to use the following product on the XXXX Project when appropriate: XXXX XXXX for XXXX, and XXXX tool set.

       2. ISSC Responsibilities

           a. Maintain a Project Control Office ("PCO") that is responsible to define and implement the overall project management system.

           b. Provide the overall project management, project tracking and reporting for the project to ensure all areas maintain technical progress according to agreed upon schedules to meet Unisource's business objectives. This shall include:

                1) Measuring, tracking and evaluating progress against the
                   Project Management Plan.

                2) Resolving deviations from the project plan with the Unisource
                   Senior I/S Executive.

                3) Reviewing project tasks, schedules, and resources and making changes or additions, as appropriate.

           c. Develop and maintain procedures relative to the management of the project.

           d. Maintain the Work Breakdown Structure.

           e. Create and maintain Resource Plans.

           f. Create and maintain the Project Master Schedule.

           g. Maintain and issue detailed project schedules.

           h. Maintain the Project files.

           i. Maintain the Contract files.

           j. Oversee the development, use, and maintenance of automated project schedule tools.

           k. Provide copies of XXXX for XXXX, and tool set as required.

           l. Assume financial responsibility for XXXX software.

           m. Monitor the ongoing status of team activities.

       3. Unisource Responsibilities

          Unisource shall have the following responsibilities for the Project Control Process:

           a. Provide support and input as requested by ISSC.

           b. Provide copies of XXXX as required.

    G. Status Reporting Process

       1. Task Description

          This process encompasses efforts required to provide status against the Project Management Plan and to provide key indicators that give trends to validate status assessment and future outlook projections.


                                     December 22, 1993
ISSC/Unisource Confidential             Schedule H                 Page 7 of 10

    2. ISSC Responsibilities

        a. Provide written Status Reports to Unisource that provides information on operation and schedule status, technical progress, issue identification and action plans for all deliverables in the Agreement. The reports shall include progress over prior period and planned work for the coming months. A representative format, for each project, is as follows:

            1) For each Project

                a) Activities Performed During Prior period

                b) Activities Planned for coming Months

            2) High Level Master Schedule

            3) Milestone Dates

            4) Deliverable Status

            5) Project Change Management Summary

            6) Measurements

            7) Problems, Issues, Concerns

        b. Establish a mutually agreed upon format of the Status Report within 60 working days of authorization to proceed.

        3. Unisource Responsibilities

            Work with ISSC to develop a mutually agreed upon format for the Status Report.

        4. ISSC Deliverables

            . Status Report

        5. ISSC Completion Criteria

            . This task shall be complete when the last status report has been delivered.

    H. Management Reviews and Meeting Process

        1. Task Description

           This process encompasses efforts required to conduct periodic reviews and meetings as an essential part of the management process.

        2. ISSC Responsibilities

            a. Conduct a periodic meeting with the Unisource Senior I/S
               Executive and other project personnel as mutually agreed upon. The purpose of this meeting is to review the status of the XXXX Project in detail. Agenda items shall include status of operations, projects, problems, and action plans. Near term plans shall be discussed to ensure proper priority and resources are assigned. The ISSC Project Executive shall issue agendas and shall be responsible for development of minutes and action items.


            b. Provide a periodic Project Review of the XXXX Project to
               Unisource upper management. The purpose of the review is for the Unisource Senior I/S Executive and ISSC Project Executive to present operations and project status and identification of areas of significant problems and issues. The ISSC Project Executive is responsible for coordination of agendas, places, and times for the review. In addition ISSC is responsible for documenting minutes and action items from the review. The format of the meeting shall be mutually agreed to.

            c. As required by the Agreement, Schedules, and the project schedules, conduct Technical Reviews of specific technical activities as they are completed. In general these reviews shall occur at the beginning of a document acceptance process. Examples of these reviews are:

                1) Requirements Validation Review

                2) System/Subsystem Requirements Review

                3) System/Subsystem Design Reviews

                4) System Acceptance Readiness Reviews

                5) Cross Project Reviews among Project Managers

            d. Conduct Change Control Board ("CCB") Review meetings at least once a month to review and approve the initial establishment of the technical baselines for the project, and to review and approve Change Requests ("CR") to the established operational and technical baselines. The

                               December 22, 1993
ISSC/Unisource Confidential       Schedule H                       Page 8 of 10

           CCB shall be chaired by the ISSC Project Executive and the Unisource Senior I/S Executive and made up of members from the ISSC Project Control Office and applicable representatives from Unisource's End User community. The ISSC Project Control Office shall coordinate agendas, places, and times for the review and publish the minutes and actions items from the review.

        e. Establish a mutually agreed upon format and schedule for Management Reviews and Meetings within 60 working days of authorization to proceed.

    3. Unisource Responsibilities

        a. Work with ISSC to develop a mutually agreed upon format and schedule for Management Reviews and Meetings.

        b. Unisource Senior I/S Executive shall ensure that appropriate management/staff and associates are made available for monthly project reviews and weekly status meetings to monitor the Restructured Business Platform Project progress.

        c. Unisource Senior I/S Executive shall ensure that appropriate management/staff and End Users are made available for all technical review sessions prior to release of documentation for approval.

        d. In conjunction with the ISSC Project Executive, the Unisource Senior I/S Executive shall participate in the development of mutually agreed upon business measurements to track Unisource progress against the Project Management Plan. These measurements shall be used in Project Reviews.

    4. ISSC Deliverables

        . Status Meeting Agenda and Notes

        . Project Review Notes and Minutes

        . Change Control Board Review Meeting Notes and Minutes

    5. ISSC Completion Criteria

        . This task shall be complete when the meetings described have been held and the meeting notes have been distributed.

I. Project Financial Controls Process

    1. Task Description

       This process encompasses efforts required to establish and maintain the financial controls necessary for the Restructured Business Platform Project.

    2. ISSC Responsibilities

        a. Provide project level financial control for the project.

        b. Create and maintain budgets.

        c. Maintain asset controls.

        d. Cost and price enhancements and Change Requests.

        e. Perform procurement activities as required.

        f. Create Contract Amendments as required.

        g. Supply input into the invoice process.

        h. Perform financial activities related to subcontractors.

        i. Perform international support requirements.

    3. Unisource Responsibilities

        a. Provide financial information necessary for the Restructured Business Platform Project.

        b. Approve Contract Amendments as required in a timely manner.

J. Project Change Management Process

    1. Task Description

       This task encompasses efforts required to establish and maintain the Project Change Management Process for the Restructured Business Platform Project.

                               December 22, 1993
ISSC/Unisource Confidential       Schedule H                       Page 9 of 10

          After requirements are defined and approved by contracting Parties it is expected that functional changes may be requested. The objective of the Project Change Management Process is to minimize the risk of exceeding both time and cost estimates associated with the Project by identifying, documenting, quantifying, controlling, and communicating requested changes and their disposition.

          The Change Management Plan shall identify the different roles, responsibilities and actions appropriate to change management that shall be followed to incorporate changes into the Restructured Business Platform Project.

          The Change Control Board, chaired by the ISSC Project Executive, shall be the focal point for change management, responsible for the assessment of change impacts and the source of direction for change implementation.

       2. ISSC Responsibilities

          a. Issue a Change Management Plan which shall have the following sections:

                1) Overview

                2) Scope

                3) Change Control Board Roles and Responsibilities

                4) Change Control Review Team Roles and Responsibilities

                5) Change Request Form

                6) Change Request Log

                7) Analysis

                8) Impact Assessment

                9) Disposition

               10) Communications/Distribution

               11) Tracking

               12) Post Decision Action

          b. Maintain baseline measurements.

       3. Unisource Responsibilities

          Participate in the Change Management Process as described in the Change Management Plan.

       4. ISSC Deliverables

           . Change Management Plan

       5. ISSC Completion Criteria

           . Delivery of the Change Management Plan.



                               December 22, 1993
ISSC/Unisource Confidential       Schedule H                      Page 10 of 10

ISSC / UNISOURCE

Agreement for Information Technology Services                 [ART APPEARS HERE]
- --------------------------------------------------------------------------------

                                  Schedule I

                          Unisource Service Locations

Section I-1

Data Center Locations

Note: Information contained in this Schedule is meant to represent the data known as of the Commencement Date of the Contract. Should omitted Unisource Service Locations be discovered at a later date, this Schedule will be updated to reflect that additional data.

  1.   Unijax (Mid-Atlantic/Southeast)    8.   Distribix, Inc. (Central)    15.   Unisource South (West)
       Jacksonville, FL                        St. Louis, MO                      Carson, CA

  2.   Butler Paper (Butler)              9.   COPCO (Central)              16.   Unisource North (West)
       Port Edwards, WI                        Columbus, OH                       Seattle, WA

  3.   Butler Paper (Butler)             10.   Inter-City (Central)         17.   Unisource South (West)
       Denver, CO                              Minneapolis, MN                    Honolulu, HI

  4.   Garrett-Buchanan (Northeast)      11.   Monarch Paper (West)         18.   Canada East (Canada East)
       Philadelphia, PA                        Houston, TX                        Cincinnati, OH

  5.   Weiss Miquon (Northeast)          12.   Carpenter Paper (West)       19.   Canada West (Canada West)
       Philadelphia, PA                        Denver, CO                         Annacis Island, BC, Canada

  6.   Monumental Paper (Northeast)      13.   Mack Pac (West)
       Baltimore, MD                           Dallas, TX

  7.   Rourke Eno (Northeast)             14.  Unisource Central (West)
       Hartford, CT                            Oyster Point, CA

                                   December 22, 1993
ISSC/Unisource Confidential          Schedule I                    Page 1 of 9

                          Unisource Service Locations

Section I-2
Network Locations


Note: Information contained in this Schedule is meant to represent the data known as of the Commencement Date of the Contract. Should omitted Unisource Service Locations be discovered at a later date, this Schedule will be updated to reflect that additional data.


                            Mid-Atlantic Southeast

Unijax - Jacksonville, FL
   1.  Unijax               12.  Unijax                23.  Unijax
       Nashville, TN             Tallahassee, FL            Columbia, SC

   2.  Unijax               13.  Unijax                24   Unijax
       Memphis, TN               Orlando, FL                Charleston, SC

   3.  Unijax               14.  Unijax                25.  Unijax
       Jackson, TN               Tampa, FL                  Charlotte, NC

   4.  Unijax               15.  Unijax                26.  Unijax
       Knoxville, TN             Marimar, FL                Garner, NC

   5.  Unijax               16.  Unijax                27.  Unijax
       Chattanooga, TN           Miami, FL                  Richmond, VA

   6.  Unijax               17.  Unijax                28.  Unijax
       Huntsville, AL            Ft. Meyers, FL             Winchester, VA

   7.  Unijax               18.  Unijax                29.  Unijax
       Montgomery, AL            Atlanta, GA                Norfolk, VA

   8.  Unijax               19.  Unijax                30.  Unijax
       Birmingham, AL            Valdosta, GA               Vinton, VA

   9.  Unijax               20.  Unijax
       Dothan, AL                Macon, GA

  10.  Unijax               21.  Unijax
       Mobile, AL                Columbus, GA

  11.  Unijax               22.  Unijax
       Jackson, MS               Savannah, GA


                               December 22, 1993
ISSC/Unisource Confidential       Schedule I                        Page 2 of 9

                                  Schedule I
                          Unisource Service Locations

Section I-2
Network Locations

                                    Butler

Butler East - Port Edwards, WI
   1.  Butler East          13.  Butler East           25.  Butler East
       Menomonee Falls, WI       St. Louis, MO              Jacksonville, FL #4

   2.  Butler East          14.  Butler East           26.  Butler East
       Allentown, PA             New Orleans, LA            Jacksonville, FL #5

   3.  Butler East          15.  Butler East           27.  Butler East
       Chicago, IL               Tallahassee, FL            Miami, FL #1

   4.  Butler East          16.  Butler East           28.  Butler East
       Cleveland, OH             Nashville, TN              Tampa, FL #1

   5.  Butler East          17.  Butler East           29.  Butler East
       Pittsburgh, PA            Chattanooga, TN            Orlando, FL

   6.  Butler East          18.  Butler East           30.  Butler East
       Rochester, NY             Birmingham, AL             Miami, FL #2

   7.  Butler East          19.  Butler East           31.  Butler East
       Rockford, IL              Atlanta, GA                Tampa, FL #2

   8.  Butler East          20.  Butler East           32.  Butler East
       North Haven, CT           Columbia, SC               Philadelphia, PA

   9.  Butler East          21.  Butler East           33.  Butler East
       Holyoke, MA               Knoxville, TN              Fogelsville, PA

  10.  Butler East          22.  Butler East           34.  Butler East
       Franklin, MA              Jacksonville, FL #1        Upper Marlboro, MD #1

  11.  Butler East          23.  Butler East           35.  Butler East
       Jackson, MS               Jacksonville, FL #2        Upper Marlboro, MD #2

  12.  Butler East          24.  Butler East           36.  Butler East
       Mobile, AL                Jacksonville, FL #3         Mechanicsburg, PA

                               December 22, 1993
ISSC/Unisource Confidential       Schedule I                         Page 3 of 9

                                  Schedule I
                          Unisource Service Locations

Section I-2
Network Locations

                                    Butler

Butler Midwest - Port Edwards, WI
   1.  Butler Midwest       12.  Butler Midwest        23.  Butler Midwest
       Des Moines, IA            Alexandria, LA             Austin, TX #1

   2.  Butler Midwest       13.  Butler Midwest        24.  Butler Midwest
       Rock Island, IL           Fort Smith, AR             Austin, TX #2

   3.  Butler Midwest       14.  Butler Midwest        25.  Butler Midwest
       Madison, WI               Shreveport, LA             Harlingen, TX

   4.  Butler Midwest       15.  Butler Midwest        26.  Butler Midwest
       Oklahoma City, OK         Little Rock, AR            Houston, TX

   5.  Butler Midwest       16.  Butler Midwest        27.  Butler Midwest
       Omaha, NE                 Lafayette, LA              Louisville, KY

   6.  Butler Midwest       17.  Butler Midwest        28.  Butler Midwest
       Peoria, IL                Lufkin, TX                 Terre Haute, IN

   7.  Butler Midwest       18.  Butler Midwest        29.  Butler Midwest
       Des Plaines, IL #1        Tyler, TX                  Evansville, IN

   8.  Butler Midwest       19.  Butler Midwest        30.  Butler Midwest
       Des Plaines, IL #2        Corpus Christi, TX         Fort Wayne, IN

   9.  Butler Midwest       20.  Butler Midwest        31.  Butler Midwest
       Tullahoma, IN             San Antonio, TX            Livonia, MI

  10.  Butler Midwest       21.  Butler Midwest
       Chicago, IL               Fort Worth, TX

  11.  Butler Midwest       22.  Butler Midwest
       Monroe, LA                Texarkana, TX


                               December 22, 1993
ISSC/Unisource Confidential       Schedule I                        Page 4 of 9

                                  Schedule I
                          Unisource Service Locations

Section I-2
Network Locations

                                    Butler

Butler West - Port Edwards, WI

   1.  Butler West          12.  Butler West           23.  Butler West
       Sparks, NV                Colorado Springs, CO       Phoenix, AZ #2

   2.  Butler West          13.  Butler West           24.  Butler West
       San Diego, CA             Phoenix, AZ #1             Wichita, KS

   3.  Butler West          14.  Butler West           25.  Butler West
       Sacramento, CA            Ewa Beach, HI              Lenexa, KS

   4.  Butler West          15.  Butler West           26.  Butler West
       Brisbane, CA              Salt Lake City, UT         Sioux Falls, SD

   5.  Butler West          16.  Butler West           27.  Butler West
       Santa Rosa, CA            Lubbock, TX                Minneapolis, MN

   6.  Butler West          17.  Butler West           28.  Butler West
       City of Industry, CA      El Paso, TX                Fargo, ND

   7.  Butler West          18.  Butler West           29.  Butler West
       Portland, OR              Albuquerque, NM            Green Bay, WI

   8.  Butler West          19.  Butler West           30.  Butler West
       Denver, CO #1             Oklahoma City, OK          Lansing, MI

   9.  Butler West          20.  Butler West           31.  Butler West
       Denver, CO #2             Carrollton, TX             Rochester, MN

  10.  Butler West          21.  Butler West
       Engelwood, CO             Tucson, AZ

  11.  Butler West          22.  Butler West
       Fort Collins, CO          Joplin, MO

                               December 22, 1993
ISSC/Unisource Confidential       Schedule I                     Page 5 of 9

                                  Schedule I
                          Unisource Service Locations

Section I-2
Network Locations

                                     West

Carpenter Paper - Denver, CO
   1.  Unisource                           7.  Unisource                    13.   Unisource
       Oyster Point, CA                        Siloam Springs, AR                 Oklahoma City, OK

   2.  TBH Brokerage                       8.  Unisource                    14.   Unisource
       Denver, CO                              Fort Smith, AR                     Billings, MT

   3.  Unisource                           9.  Unisource                    15.   Unisource
       Omaha, NE                               Amarillo, TX                       Great Falls, MT

   4.  Unisource                          10.  Unisource                    16.   Unisource
       Lincoln, NE                             Tulsa, OK                          Missoula, MT

   5.  Unisource                          11.  Unisource
       Sioux City, IA                          Tulsa, OK

   6.  Unisource                          12.  Unisource
       Wichita, KS                             Oklahoma City, OK


                                    Central

Distribix - St. Louis, MO

   1.  Decatur Paper Co.                   5.  Irwin Paper Co.               9.   Tobey Fine Papers
       Decatur, IL                             Quincy, IL                         North Kansas City, MO

   2.  Roach Paper/Printer's Supply        6.  Crescent Paper Co.           10.   LaSalle Whitaker Paper Co.
       Little Rock, AR                         Indianapolis, IN                   Broadview, IL

   3.  Tobey Peoria Paper Co.              7.  Tobey Fine Papers
       Persia, IL                              Fenton, MO

   4.  Louisville/Southeastern Paper       8.  Roach Paper Co.
       Louisville, KY                          Memphis, TN

                               December 22, 1993
ISSC/Unisource Confidential       Schedule I                    Page 6 of 9

                                  Schedule I
                          Unisource Service Locations

Section I-2
Network Locations

                                     West

Monarch Paper - Houston, TX
   1.  Unisource             3.  Unisource              5.  Unisource
       Oyster Point, CA          Austin, TX                 McAllen, TX

   2.  Unisource             4.  Unisource              6.  Unisource
       Denver, CO                San Antonio, TX            Dallas, TX

                                     West

Unisource South - Carson, CA

   1.  Unisource South       4.  Unisource South        7.  Unisource South
       San Bernadino, CA         San Diego, CA              Commerce, CO

   2.  Unisource South       5.  Unisource South        8.  Unisource South
       Las Vegas, NV             Honolulu, HI               Tucson, AZ

   3.  Unisource South       6.  Unisource South        9.  Unisource South
       El Centro, CA             Phoenix, AZ                Oyster Point, CA

                                     West

Unisource Central - Oyster Point, CA

   1.  Unisource South       5.  Unisource Central      8.  Unisource Central
       Carson, CA                Stockton, CA               Dublin, CA

   2.  Unisource Central     6.  Unisource Central      9.  Carpenter Paper
       Fresno, CA                Salt Lake City, UT         Denver, CO

   3.  Unisource Central     7.  Unisource Central     10.  Monarch
       Sacramento, CA            Reno, NV                   Houston, TX

   4.  Unisource Central
       San Jose, CA



                               December 22, 1993
ISSC/Unisource Confidential       Schedule I                      Page 7 of 9

                                  Schedule I

                          Unisource Service Locations

Section I-2
Network Locations

                                     West

Unisource North - Seattle, WA

  1.   Unisource North      4.   Unisource North       7.   Unisource North
       Boise, ID                 Portland, OR               Anchorage, AK

  2.   Unisource North      5.   Unisource North       8.   Unisource North
       Spokane, WA               Eugene, OR                 Fairbanks, AK

  3.   Unisource North      6.   Unisource North
       Medford, OR               Oyster Point, CA

                                    Central

  1.   COPCO                4.   COPCO                 7.   COPCO
       Cleveland, OH             Detroit, MI                Charleston, WV

  2.   COPCO                5.   COPCO                 8.   COPCO
       Dayton, OH                Lansing, MI                Huntington, WV

  3.   COPCO                6.   COPCO
       Saginaw, MI               Pittsburgh, PA

                                  Schedule I

                          Unisource Service Locations

Section I-2
Network Locations

                                   Northeast

Rourke Eno - Hartford, CT

  1.   Rourke Eno           8.   Rourke Eno            15.  Rourke Eno
       Cincinnati, OH            New York, NY               Woburn, MA

  2.   Rourke Eno           9.   Rourke Eno            16.  Rourke Eno
       Henrietta, NY             Philadelphia, PA           Springfield, MA

  3.   Rourke Eno          10.   Rourke Eno            17.  Rourke Eno
       Liverpool, NY             Atlanta, GA                West Haven, CT

  4.   Rourke Eno          11.   Rourke Eno            18.  Rourke Eno
       Binghamton, NY            Providence, RI             Portland, ME

  5.   Rourke Eno          12.   Rourke Eno            19.  Rourke Eno
       Buffalo, NY               Worcester, MA              Bangor, ME

  6.   Rourke Eno          13.   Rourke Eno
       Albany, NY                Norwood, MA

  7.   Rourke Eno          14.   Rourke Eno
       Rochester, NY             Concord, NH

                                    Central

Universal Paper - Milwaukee, WI

  1.   Unisource            3.   Unisource             5.   Unisource
       New Berlin, WI            Schiller Park, IL          Madison, WI

  2.   Unisource            4.   Unisource
       Bloomington, MN           Lacrosse, WI

                               December 22, 1993
ISSC/Unisource Confidential       Schedule I                Page 9 of 9

ISSC / Unisource                                               [ART APPEARS
Agreement for Information Technology Services                         HERE]
- --------------------------------------------------------------------------------

                                  Schedule K

                      Application Installation Standards


Current Environment

ISSC and Unisource agree that the Application installation standards in the Current Environment will be those standards in place prior to the Commencement Date and that any new programs promoted into production, whether provided by ISSC or Unisource, will conform to such standards and will be subject to the Change Management procedures.

The initial Change Management process will be the current Unisource change control procedures at the respective operating sites.

XXXX XXXX XXXX

ISSC and Unisource agree that the Application installation standards for the XXXX XXXX provided under Schedule N will be documented and agreed to prior to migration and that all subsequent programs promoted to production will be in accordance with such standards:

ISSC agrees that any Applications Software it provides, develops or enhances under this Agreement and Unisource agrees that Applications Software provided to ISSC by Unisource or its authorized third party for execution will conform to the following standards.

 1. programs will be fully tested for compatibility and conformity to the specifications in place for the install at site prior to transfer to ISSC;
 2. that the programs will operate on the Systems Software platform at the install at site;
 3. back-out and recovery procedures will be documented; and
 4. programs will, for the specific Unisource Service Location where the Applications Software is to be installed, conform to the mutually agreed;
     a. file allocation and naming conventions
     b. sysout class
     c. job execution class
     d. forms standards
     e. accounting fields
     f. job name standards.

The final Change Management Procedures will be developed as provided in Schedule H.

                               December 22, 1993
ISSC/Unisource Confidential      Schedule K                         Page 1 of 1

ISSC/Unisource                                       [ART APPEARS HERE]
Agreement for Information Technology Services

                                  Schedule L
                              Security Procedures



Section L-1
Current Environment



ISSC will:


1. use and maintain existing data access control software;

2. use and maintain the functions and features of the existing access control software;

3. use the system access granted to ISSC employees only to the extent necessary to perform activities required by this Agreement;

4. comply with existing controls which protect printed output from unauthorized access while under ISSC's control; and

5. manage storage and security for portable storage media including, but not limited to, tapes and disk packs under ISSC's control according to existing controls.


Unisource will:


1. retain responsibility for physical security of the Unisource Service Locations and the adequacy of the data security controls; and

2. restrict access to the Unisource Service Locations to authorized personnel only.






                               December 22, 1993
ISSC/Unisource Confidential        Schedule L               Page 1 of 4

                                  Schedule L
                              Security Procedures


Section L-2
XXXX XXXX XXXX


ISSC will:

 1. install, maintain and upgrade new or existing data access control software for the XXXX XXXX XXXX;

 2. implement the functions and features of the access control software which will satisfy Unisource's security standards and practices as defined in the Security Procedures Manual to be completed 60 days prior to the implementation of Schedule N systems;

 3. identify the protection requirements for operating system resources and implement this protection via the access control software for Schedule N systems installed in the ISSC Data Center and Unisource Service Locations;

 4. use the system access granted to ISSC employees only to the extent necessary to perform activities required by this Agreement;

 5. establish, change, deactivate and remove logon IDs and associated access authorities;

 6. review, approve and grant requests for privileged user authorities;

 7. periodically review privileged user authorities and remove those for which management approval no longer exists;

 8. restrict access to the ISSC Data Center to authorized personnel only

 9. conduct periodic reviews of the ISSC Data Center access logs for unusual occurrences and perform follow-up activities;

10. implement controls which protect printed output form unauthorized access while under ISSC's control;

11. provide storage and security for portable storage media including, but not limited to, tapes and disk packs at the ISSC Data Center;

12. keep abreast of the latest concepts and techniques associated with system and data security; and

13. review security policies and procedures for effectiveness and recommend improvements.

Unisource will:

 1. provide ISSC with Unisource's most recent data security standards and practices and updates as they occur;

 2. reset logon ID passwords and disclose passwords to authorized personnel;

 3. periodically review logon IDs and remove those for which management authorization no longer exists;

 4. identify the protection requirements for application resources and protect them via the access control methodology.

 5. identify the protection requirements for End User data and protect it via the access control methodology;

 6. implement and maintain security controls for those subsystems which are not supplied by the XXXX XXXX XXXX and do not use the access control software for their security;

 7. implement and maintain physical security controls for system hardware and media at Unisource Service Locations; and

 8. review security policies and procedures for effectiveness and recommend improvements

                               December 22, 1993
ISSC/Unisource Confidential       Schedule L                         Page 2 of 4

                                  Schedule L
                              Security Procedures

Exhibit L-1
Current Environment

- ---------------------------------------------------------------------------------------------------------------------
                                                                                             RESPONSIBILITY
                                       SECURITY                                   -----------------------------------
                                                                                      ISSC              Unisource
- ---------------------------------------------------------------------------------------------------------------------
 Physical security (Unisource facilities)
- ---------------------------------------------------------------------------------------------------------------------
 - Administrative and technical support                                                                     X
- ---------------------------------------------------------------------------------------------------------------------
 - Badge distribution, alarm monitoring and response*                                                       X
- ---------------------------------------------------------------------------------------------------------------------
 - Emergency response (fire, medical, first aid)                                                            X
- ---------------------------------------------------------------------------------------------------------------------
 Physical security (ISSC facilities)
- ---------------------------------------------------------------------------------------------------------------------
 - Administrative and technical support                                                X
- ---------------------------------------------------------------------------------------------------------------------
 - Badge distribution, alarm monitoring and response                                   X
- ---------------------------------------------------------------------------------------------------------------------
 - Emergency response (fire, medical, first aid)                                       X
- ---------------------------------------------------------------------------------------------------------------------
 Data/Systems security
- ---------------------------------------------------------------------------------------------------------------------
 - Systems installation & maintenance                                                  X
- ---------------------------------------------------------------------------------------------------------------------
 - System access authorization                                                                              X
- ---------------------------------------------------------------------------------------------------------------------
 - Administrative/maintenance support                                                  X
- ---------------------------------------------------------------------------------------------------------------------
 - Systems profile identification                                                      X
- ---------------------------------------------------------------------------------------------------------------------
 - Logon ID administration                                                             X
- ---------------------------------------------------------------------------------------------------------------------
   - Password resets (help desk)                                                       X
- ---------------------------------------------------------------------------------------------------------------------
   - Sub-systems password administration                                               X
- ---------------------------------------------------------------------------------------------------------------------
 LAN systems
- ---------------------------------------------------------------------------------------------------------------------
 - Access control system
- ---------------------------------------------------------------------------------------------------------------------
   . Systems installation & maintenance                                                                     X
- ---------------------------------------------------------------------------------------------------------------------
   . Administrative support                                                                                 X
- ---------------------------------------------------------------------------------------------------------------------
 Data network
- ---------------------------------------------------------------------------------------------------------------------
 - Dial networks
- ---------------------------------------------------------------------------------------------------------------------
   . Network definitions direct users to Unisource specified applications              X
- ---------------------------------------------------------------------------------------------------------------------
 - Leased lines
- ---------------------------------------------------------------------------------------------------------------------
   . Network definitions direct users to Unisource specified applications              X
- ---------------------------------------------------------------------------------------------------------------------
   . User lists                                                                                             X
- ---------------------------------------------------------------------------------------------------------------------
   . User initialization                                                               X
- ---------------------------------------------------------------------------------------------------------------------

* Except to the extent such duties were performed by the In Scope Personnel prior to the Commencement Date.


                               December 22, 1993
ISSC/Unisource Confidential       Schedule L                        Page 3 of 4

                                  Schedule L
                              Security Procedures

Exhibit L-2
Restructured Business Platform

- ---------------------------------------------------------------------------------------------------------------------
                                                                                             RESPONSIBILITY
                                       SECURITY                                   -----------------------------------
                                                                                      ISSC              Unisource
- ---------------------------------------------------------------------------------------------------------------------
 Physical security (Unisource facilities)
- ---------------------------------------------------------------------------------------------------------------------
 - Administrative and technical support                                                                     X
- ---------------------------------------------------------------------------------------------------------------------
 - Badge distribution, alarm monitoring and response                                                        X
- ---------------------------------------------------------------------------------------------------------------------
 - Emergency response (fire, medical, first aid)                                                            X
- ---------------------------------------------------------------------------------------------------------------------
 Physical security (ISSC facilities)
- ---------------------------------------------------------------------------------------------------------------------
 - Administrative and technical support                                                X
- ---------------------------------------------------------------------------------------------------------------------
 - Badge distribution, alarm monitoring and response                                   X
- ---------------------------------------------------------------------------------------------------------------------
 - Emergency response (fire, medical, first aid)                                       X
- ---------------------------------------------------------------------------------------------------------------------
 Data/Systems security
- ---------------------------------------------------------------------------------------------------------------------
 - Systems installation & maintenance                                                  X
- ---------------------------------------------------------------------------------------------------------------------
 - System access authorization                                                                              X
- ---------------------------------------------------------------------------------------------------------------------
 - Administrative/maintenance support                                                  X
- ---------------------------------------------------------------------------------------------------------------------
 - Systems profile identification                                                      X
- ---------------------------------------------------------------------------------------------------------------------
 - Logon ID administration                                                             X
- ---------------------------------------------------------------------------------------------------------------------
   - Password resets (help desk)                                                       X
- ---------------------------------------------------------------------------------------------------------------------
   - Sub-systems password administration                                               X
- ---------------------------------------------------------------------------------------------------------------------
 LAN systems
- ---------------------------------------------------------------------------------------------------------------------
 - Access control system
- ---------------------------------------------------------------------------------------------------------------------
   - Systems installation & maintenance                                                                     X
- ---------------------------------------------------------------------------------------------------------------------
   - Administrative support                                                                                 X
- ---------------------------------------------------------------------------------------------------------------------
 Data network
- ---------------------------------------------------------------------------------------------------------------------
 - Dial networks
- ---------------------------------------------------------------------------------------------------------------------
   - Network definitions direct users to Unisource specified applications              X
- ---------------------------------------------------------------------------------------------------------------------
 - Leased lines
- ---------------------------------------------------------------------------------------------------------------------
   - Network definitions direct users to Unisource specified applications              X
- ---------------------------------------------------------------------------------------------------------------------
   - User lists                                                                                             X
- ---------------------------------------------------------------------------------------------------------------------
   - User initialization                                                               X
- ---------------------------------------------------------------------------------------------------------------------
 Security enhancement
- ---------------------------------------------------------------------------------------------------------------------
 - Security consultancy                                                                X
- ---------------------------------------------------------------------------------------------------------------------
 - Identify areas for improvement                                                      X
- ---------------------------------------------------------------------------------------------------------------------
 - Recommend solutions                                                                 X
- ---------------------------------------------------------------------------------------------------------------------
 - Solution approval                                                                                        X
- ---------------------------------------------------------------------------------------------------------------------
 - Implement solutions (subject to new services)                                       X
- ---------------------------------------------------------------------------------------------------------------------

                               December 22, 1993
ISSC/Unisource Confidential       Schedule L                        Page 4 of 4

ISSC/Unisource                                                [ART APPEARS HERE]

Agreement for Information Technology Services

                                  Schedule M
                                   Help Desk

I.  Current Environment

    Existing Unisource site help desk processes prior to Commencement Date will remain in effect, at a Unisource Service Location, until implementation of Restructured Business Platform, at such Unisource Service Location, as described in Schedule N.

II. XXXX XXXX XXXX

    ISSC will staff a help desk at the ISSC Data Center, or such other location as mutually agreed to by the Parties, to provide a single point of contact for support for End Users related to the services specified in this contract. ISSC will provide a comprehensive suite of help desk services for all aspects of hardware, software, network and application services provided under the XXXX XXXX XXXX defined in Schedule N. The help desk will be manned and fully operational prior to beginning the migration of a region to the Restructured Business Platform occurs. ISSC's responsibilities are described below.

       A.  ISSC Help Desk

           ISSC will provide problem determination, resolution and tracking of Software, hardware, Network and Application services and functions within ISSC's scope of responsibility. The Unisource employee calling the help desk will receive resolution to the identified problem from the help desk personnel or have it routed to second level problem determination skills. All actions pertaining to the problem will be logged and ISSC will provide a proactive analysis of problems monthly. In addition, ISSC Help Desk will perform the following functions.

          1.  receive, log and track all inquires/problems reported;

          2. maintain customer communications on all problems through resolution;

          3. ensure that customer satisfaction is confirmed before inquiries and problems are closed;

          4.  escalate unresolved problems according to established procedures;

          5. support first lebel hardware problems for computed center and data network equipment;

          6.  dispatch local carrier for line problems;

          7. assist in resolving calls relating to problems or questions pertaining to Software including the Software specified in Schedule N and respond back to the End User;

          8. provide assistance for problems pertaining to the procedures for the XXXX XXXX XXXX;

          9.  update Unisource with complete and accurate systems status;

          10.  report on the status of batch jobs upon request;

          11. notify designated Unisource personnel of systems or equipment failures, or of an emergency, according to the Procedures Manual;

          12.  recycle, start and stop devices;

          13. maintain and distribute an updated Help Desk telephone number listing as required;

          14. initiate an accurate and complete Problem Management Record ("PMR") to document service outages; and


                               December 22, 1993

ISSC/Unisource Confidential       Schedule M                         Page 1 of 2

      15 provide a monthly report to Unisource assessing ISSC's performance with respect to the Help Desk to include, but not be limited to;

          . number of calls received,
          . number of calls answered at first level, . response time to problem closure, . priority of calls received

    B. Hours of Operation

       Seven days a week, 24 hours a day.

    C. Unisource Responsibilities

       1. Maintain an updated contact listing for use by the ISSC help desk in contacting appropriate Unisource personnel for assistance/notification.

       2. Provide resolution for problems outside the contract scope, e.g., workstations and workstation software.

       3. Report problems to the ISSC Help Desk.

       4. Respond to End User training questions until 30 days after the Unisource Service Location conversion is completed.

III. Help Desk Responsibilities Matrix

     Following is the Help Desk Responsibilities Matrix which further defines the roles and responsibilities of the Parties.

- --------------------------------------------------------------------------------
                                                             RESPONSIBILITY
                     HELP DESK                       ---------------------------
                                                          ISSC       Unisource
- --------------------------------------------------------------------------------
  Answer calls from users                                   X
- --------------------------------------------------------------------------------
  Problem management                                        X
- --------------------------------------------------------------------------------
  -- Record problems                                        X
- --------------------------------------------------------------------------------
  -- Track problems through resolution                      X
- --------------------------------------------------------------------------------
  -- Provide feedback to users                              X
- --------------------------------------------------------------------------------
  Initial problem support                                   X
- --------------------------------------------------------------------------------
  Level 1 problem resolution                                X
- --------------------------------------------------------------------------------
  Invoke proper problem resolution resources                X
- --------------------------------------------------------------------------------
  Dispatch service provider (data center/data network)      X
- --------------------------------------------------------------------------------
  Follow-up for resolution status                           X
- --------------------------------------------------------------------------------
  Escalate to next level of support                         X
- --------------------------------------------------------------------------------
  Standards and procedures (help desk)                      X
- --------------------------------------------------------------------------------
  Notify users of systems availability                      X
- --------------------------------------------------------------------------------
  Level 2 support of Unisource proprietary applications     X
- --------------------------------------------------------------------------------

                               December 22, 1993
ISSC/Unisource Confidential       Schedule M                        Page 2 of 2

ISSC / Unisource

Agreement for Information Technology Services             [ARTWORK APPEARS HERE]
- --------------------------------------------------------------------------------


                                  Schedule N
                                   Projects


                               Table on Contents


         Section N -  0      -      XXXX XXXX XXXX - Project Overview

         Section N -  1      -      XXXX XXXX XXXX/XXXX XXXX (XXXX/XXXX)

         Section N -  2      -      XXXX XXXX XXXX (XXXX)

         Section N -  3      -      XXXX XXXX Assistance (XXXX)

         Section N -  4      -      XXXX XXXX XXXX System (XXXX)

         Section N -  5      -      XXXX XXXX System (XXXX)

         Section N -  6      -      XXXX System (XXXX)

         Section N -  7      -      XXXX XXXX System (XXXX)

         Section N -  8      -      XXXX XXXX System (XXXX)

         Section N -  9      -      XXXX XXXX System (XXXX)

         Section N - 10      -      XXXX XXXX XXXX (XXXX)


                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                       Page 1 of 39

                                  Schedule N
                                   Projects


Section N-0
XXXX XXXX XXXX
Projects Overview


  I. Scope

     This Schedule identifies the technical approach ISSC will use to execute and fulfill the specific project tasks relating to Unisource's XXXX XXXX XXXX initiative which will be delivered to Unisource under the terms of the Agreement. As set forth in the Agreement, pursuant to this Schedule N, ISSC will provide equipment, Systems Software, Applications Software, Services, help desk, and Application Development necessary to provide, create and operate Unisource's XXXX XXXX XXXX.

     Under this project structure individual projects have been organized into specific Sections based on specific work to be performed, "Project Sections." The Project Sections are:

     A. Consulting Services

        As defined in the Unisource/ISSC Agreement, and for each specific Project Section set forth in Schedule N, ISSC shall provide items and/or services as set forth in this Schedule to support Unisource in its business reengineering efforts.

         1. N-1 XXXX XXXX XXXX/XXXX XXXX (XXXX/XXXX)

         2. N-2 XXXX XXXX XXXX (XXXX)

         3. N-3 XXXX XXXX Assistance (XXXX)

      B. Systems Integration/Application Development

         ISSC shall provide Unisource with development, testing, training, documentation, integration, deployment and operation of subsystems to support the XXXX XXXX XXXX. The XXXX XXXX XXXX shall have the functionality as defined in the individual Project Sections in this Schedule N. As part of the Project Section for each subsystem ISSC shall be responsible for transition from the current Unisource system to the XXXX XXXX XXXX. This shall include appropriate testing to verify that the system is installed and operating in accordance with the requirements specification.

          1. N-4 XXXX XXXX XXXX System (XXXX)

          2. N-5 XXXX XXXX Systems (XXXX)

          3. N-6 XXXX XXXX System (XXXX)

          4. N-7 XXXX XXXX XXXX (XXXX)

          5. N-8 XXXX XXXX Systems (XXXX)

          6. N-9 XXXX XXXX Systems (EIS)

          7. N-10 XXXX XXXX XXXX Subsystems (EDI)

 II. Project Prerequisites and Dependencies

     Each of the specific Project Sections define respective Project baselines, functionality, requirements, and dependencies. Project implementation methodologies, schedules, and cost have been structured based upon these baselines. At such time as Unisource defines their requirements for the respective Projects of this Schedule N, ISSC shall then commit to an allocation of resources, a completion schedule and a price to provide said services and that price shall be fixed assuming no further requirements change. Any change requests or Unisource's failure to perform its agreed to responsibilities under each project will be assessed via the project change management process for impact, if any, to system performance, project schedule or cost, and this Agreement adjusted accordingly.

III. Prioritization

     Unisource may reorder the priorities of the Projects defined in this Schedule N, however such change will subject to the Change Management terms as defined herein.

                              December 22, 1993
ISSC/Unisource Confidential      Schedule N                        Page 2 of 39

                                  Section N-O
                                XXXX XXXX XXXX
                               Project Overview

IV. Project Management

    The project management structure and methodology which ISSC will utilize in performance of these Projects are described in Schedule H.

 V. Change Management

    At any time during the performance of a project, Unisource or ISSC may request changes to a project. Such requests shall be submitted in writing, and shall indicate that the respective Project Executive for the requesting Party has approved the submission of the request.

    For changes requested by Unisource, ISSC shall, within ten working days, respond with an estimate of the additional cost for evaluating the requested change (if any), and an estimate of the time required to complete the evaluation. If Unisource authorizes such evaluation, ISSC shall provide a proposal for implementation of the change that includes the effects on schedule, technical performance, price, and other terms of Schedule N. Within 15 working days of receipt of the implementation proposal Unisource shall, in writing, authorize ISSC to proceed, or reject the implementation.

    For changes requested by ISSC, ISSC will define the impact of said change to Project schedule, technical performance, price, and other terms of Schedule N and Unisource, will within 15 working days of receipt of such request, evaluate the requested change request and shall, in writing, authorize ISSC to proceed, or reject the requested change.

    Pending written authorization to implement a change, ISSC shall proceed in accordance with agreed terms of Schedule N in effect at such time the change is requested.

    Any changes made to Schedule N Projects shall be in accordance with the Project Change Management Process as defined Schedule H.

VI. Schedule N Terms and Conditions

    In addition to the terms and conditions specifically set forth in the Agreement the following terms and conditions shall apply to the work scope defined under the respective Schedule N Projects:

    A. Contract Description/Type

       Prior to requirements definition, the Parties recognize that the contract approach for the Schedule N projects is on a "Level of Effort" basis. The Parties also recognize and agree that at such time as Unisource defines their requirements for the respective Projects under Schedule N, ISSC shall then commit to an allocation of resources, a completion schedule and a price to provide said services and the price shall be fixed assuming no further requirements change.

       For all work performed on a Level of Effort basis, ISSC will exert commercially reasonable efforts to accomplish the scope of work within the specified number of hours identified in Supplement. However, the Parties recognize that due to the developmental nature of work being performed, it may not be possible to complete this portion of work before exhausting the specified number of hours.

       If ISSC determines it will be necessary to exceed the specified number of hours to complete that portion of work performed under the Level of Effort basis, to satisfy the requirements of that specific Project, ISSC will give prior notification to Unisource as soon as practicable. ISSC's notification to Unisource will include an estimate of the additional hours and funding required to complete the scope of work.

       Unisource may elect to:

        1. authorize ISSC to complete the effected project work scope at Unisource's expense; or

        2. XXXX the XXXX to enable the XXXX of a mutually agreed XXXX XXXX XXXX within the specified XXXX, via the Change Management Process as defined herein; or

        3. XXXX the Project XXXX of XXXX XXXX only for the services provided to the XXXX of XXXX plus any XXXX XXXX, if any. If Unisource exercises the aforementioned XXXX option XXXX XXXX XXXX are defined as, but not limited to, XXXX XXXX XXXX XXXX associated with determination of XXXX Project XXXX and XXXX, and XXXX XXXX.

       Any XXXX required XXXX to XXXX or XXXX XXXX to XXXX its XXXX will XXXX be XXXX to XXXX

                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                        Page 3 of 39

                                  Section N-0
                                XXXX XXXX XXXX
                               Project Overview

       B. Project Completion

          Each individual Project Section defines completion criteria unique to that scope of work. The Project scope of work shall be deemed complete at such time as all specified deliverables have been delivered by ISSC and accepted by Unisource in accordance with the acceptance criteria for each Project, or, if performed under a Level of Effort basis at Unisource's request, once the allocated Level of Effort hours are met, whichever occurs first. In the event projected person-hours estimates for a specific project performed under a Level of Effort results in unused person-hours at end of job, the XXXX XXXX will be XXXX to a XXXX XXXX XXXX from which other XXXX may XXXX XXXX XXXX XXXX (as they exist). Level of Effort for individual Projects are set forth in the Supplement.

       C. Project

          The Project Sections and their respective scopes of work are nonseparable and have been developed based on the requirements and dependencies that all work as defined in Schedule N occurs, and this assumption has been used as the basis of the cost, performance and schedule methodology of this Agreement.

       D. Documentation

          1. For scope of work performed under this Schedule N two general types of documentation shall be produced:

              a. deliverable documents; and

              b. nondeliverable documents.

          2. Deliverable documents shall be produced in an electronic format agreed to by the Parties, according to the selected methodologies, and with the content described in the respective Project Sections.

          3. Nondeliverable documents (correspondence, meeting notes, etc.) shall be produced in formats developed by ISSC.

          4. ISSC shall select the software used to develop documentation and shall provide controlled access to selected Unisource users.

          5. ISSC generated documentation shall be deemed XXXX upon meeting the following criteria:

              a. delivered on or before the XXXX XXXX XXXX XXXX;

              b. follows the XXXX of the structure and formal guidelines specified in the Project Sections hereto;

              c. has been XXXX through the XXXX XXXX cycle;

              d. has been delivered to the Unisource Senior I/S Executive; and

              e. XXXX by XXXX.

       E. Substitution

          ISSC retains the XXXX to make XXXX XXXX, with XXXX Unisource XXXX, for the life of this Agreement provided such XXXX XXXX satisfies the XXXX of this XXXX. Should Unisource XXXX its XXXX, Unisource will XXXX any XXXX XXXX or XXXX to XXXX XXXX levels or XXXX XXXX.

          The solutions described in these Project Sections are based on the selection of XXXX as the provider of the Applications and functionality for XXXX.

       F. Migration to XXXX XXXX XXXX

          Data Center environments must be frozen XXXX prior to XXXX XXXX to the XXXX XXXX XXXX XXXX.

       G. XXXX XXXX

          ISSC shall be responsible for XXXX and XXXX all appropriate XXXX XXXX and XXXX XXXX XXXX, in Unisource's name, regarding XXXX XXXX XXXX authorization under the XXXX Project. In the event ISSC encounters problems in obtaining the aforementioned XXXX XXXX Unisource agrees to XXXX with ISSC to XXXX the XXXX and XXXX any XXXX XXXX XXXX XXXX therewith. XXXX with and XXXX of all other XXXX (XXXX and XXXX) XXXX and XXXX shall be a XXXX responsibility.

                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                        Page 4 of 39

                                  Section N-0
                        Restructured Business Platform
                               Project Overview


      H.  Operations Readiness Test/Acceptance Test

          The Parties will jointly agree to a set of activities consisting of functional and operational tests designed to confirm a Project conformance to Unisource's requirements. The scope and success criteria will be established and jointly agreed to based on the applicable requirements prior to beginning the test period.

VII.  Project Schedules

      The Project Schedules will be a part of the Project Management Plan developed during the first 90 days of the Agreement. The schedules will be reviewed and approved by the Change Control Board as part of the Change Management Process.

      The Implementation Schedule included in this Section is provided to document the basis for pricing in this Agreement at the time of signing.

      The following dates are considered Key Dates in this Schedule and as such are important to achieving the objectives of this Agreement within the cost and schedule specified in this Agreement.


                                   KEY DATES

- --------------------------------------------------------------------------------
       Description                     Completion Date       Responsibility
- --------------------------------------------------------------------------------
 XXXX Rollout Strategy                 XXXX XXXX XXXX           Unisource
- --------------------------------------------------------------------------------
 Project Mgmt Plan Schedules                XXXX                   ISSC
- --------------------------------------------------------------------------------
 XXXX XXXX XXXX Completion                  XXXX             ISSC Unisource
- --------------------------------------------------------------------------------
 XXXX XXXX Solution Reqmts                  XXXX                Unisource
- --------------------------------------------------------------------------------
 XXXX Business Reqmts                       XXXX                Unisource
- --------------------------------------------------------------------------------
 XXXX Deployment                                                   ISSC
- --------------------------------------------------------------------------------
   - XXXX Solution                          XXXX
- --------------------------------------------------------------------------------
   - XXXX Operations                        XXXX
- --------------------------------------------------------------------------------
 XXXX Operational Deployment                                       ISSC
- --------------------------------------------------------------------------------
   - XXXX Region                            XXXX
- --------------------------------------------------------------------------------
   - XXXX Region                            XXXX
- --------------------------------------------------------------------------------
   - XXXX Region                            XXXX
- --------------------------------------------------------------------------------
   - XXXX Region                            XXXX
- --------------------------------------------------------------------------------
   - XXXX                                   XXXX
- --------------------------------------------------------------------------------
   - XXXX                                   XXXX
- --------------------------------------------------------------------------------
 XXXX XXXX Operational Deployment                                  ISSC
- --------------------------------------------------------------------------------
   - Phase I                                XXXX
- --------------------------------------------------------------------------------
   - Phase II                               XXXX
- --------------------------------------------------------------------------------

                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                        Page 5 of 39

                                  Section N-0
                        Restructured Business Platform
                               Project Overview

- --------------------------------------------------------------------------------------------
  IMPLEMENTATION     XXXX
                     -----------------------------------------------------------------------
  SCHEDULE           J     F     M     A     M     J     J     A     S     O     N     D
- --------------------------------------------------------------------------------------------
  Exec Proj Mgmt          XXXX        XXXX              XXXX                    XXXX
- --------------------------------------------------------------------------------------------
  XXXX                    XXXX  XXXX  XXXX
- --------------------------------------------------------------------------------------------
  XXXX
- --------------------------------------------------------------------------------------------
  XXXX
- --------------------------------------------------------------------------------------------
  XXXX Phase I      XXXX  XXXX        XXXX  XXXX        XXXX
- --------------------------------------------------------------------------------------------
   Phase II
- --------------------------------------------------------------------------------------------
   XXXX                         XXXX                    XXXX
- --------------------------------------------------------------------------------------------
   XXXX
- --------------------------------------------------------------------------------------------
   XXXX
- --------------------------------------------------------------------------------------------
   XXXX
- --------------------------------------------------------------------------------------------
  XXXX Phase I            XXXX  XXXX              XXXX  XXXX  XXXX        XXXX  XXXX  XXXX
- --------------------------------------------------------------------------------------------
   Phase II
- --------------------------------------------------------------------------------------------
   XXXX                                                                   XXXX  XXXX  XXXX
- --------------------------------------------------------------------------------------------
  Current System                XXXX  XXXX  XXXX
- --------------------------------------------------------------------------------------------
  XXXX Network      XXXX  XXXX  XXXX              XXXX  XXXX        XXXX        XXXX
- --------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------
  IMPLEMENTATION     XXXX
                     -----------------------------------------------------------------------
  SCHEDULE           J     F     M     A     M     J     J     A     S     O     N     D
- --------------------------------------------------------------------------------------------
  Exec Proj Mgmt                                        XXXX                    XXXX
- --------------------------------------------------------------------------------------------
  XXXX
- --------------------------------------------------------------------------------------------
  XXXX
- --------------------------------------------------------------------------------------------
  XXXX
- --------------------------------------------------------------------------------------------
  XXXX Phase I      XXXX                          XXXX                          XXXX
- --------------------------------------------------------------------------------------------
   Phase II
- --------------------------------------------------------------------------------------------
   XXXX
- --------------------------------------------------------------------------------------------
   XXXX                         XXXX
- --------------------------------------------------------------------------------------------
   XXXX                         XXXX
- --------------------------------------------------------------------------------------------
   XXXX                         XXXX
- --------------------------------------------------------------------------------------------
  XXXX Phase I
- --------------------------------------------------------------------------------------------
   Phase II                                       XXXX  XXXX
- --------------------------------------------------------------------------------------------
   XXXX
- --------------------------------------------------------------------------------------------
  Current System
- --------------------------------------------------------------------------------------------
  XXXX Network                                                                  XXXX  XXXX
- --------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------
  IMPLEMENTATION     XXXX
                     -----------------------------------------------------------------------
  SCHEDULE           J     F     M     A     M     J     J     A     S     O     N     D
- --------------------------------------------------------------------------------------------
  Exec Proj Mgmt                                        XXXX                    XXXX
- --------------------------------------------------------------------------------------------
  XXXX
- --------------------------------------------------------------------------------------------
  XXXX
- --------------------------------------------------------------------------------------------
  XXXX                                                                    XXXX  XXXX  XXXX
- --------------------------------------------------------------------------------------------
  XXXX Phase I      XXXX  XXXX
- --------------------------------------------------------------------------------------------
   Phase II
- --------------------------------------------------------------------------------------------
   XXXX
- --------------------------------------------------------------------------------------------
   XXXX             XXXX
- --------------------------------------------------------------------------------------------
   XXXX             XXXX
- --------------------------------------------------------------------------------------------
   XXXX             XXXX
- --------------------------------------------------------------------------------------------
  XXXX Phase I
- --------------------------------------------------------------------------------------------
   Phase II               XXXX  XXXX
- --------------------------------------------------------------------------------------------
   XXXX             XXXX  XXXX  XXXX
- --------------------------------------------------------------------------------------------
  Current System    XXXX  XXXX  XXXX
- --------------------------------------------------------------------------------------------
  XXXX Network
- --------------------------------------------------------------------------------------------
                   Legend:
                           XXXX - XXXX Session
                           XXXX - XXXX Meeting
                           XXXX - XXXX Plan
                           XXXX - XXXX
- --------------------------------------------------------------------------------------------

                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                        Page 6 of 39

                                  Schedule N
                                   Projects

Section N-1

XXXX XXXX Management/XXXX XXXX

    I. Scope

       A. Introduction

          ISSC will provide XXXX XXXX and XXXX to assist in XXXX XXXX XXXX XXXX and XXXX XXXX throughout the duration of the project. The XXXX XXXX personnel will conduct specific activities to test and evaluate XXXX to XXXX, in addition, they will XXXX the Unisource Executive Transition Committee ("ETC") and individual XXXX XXXX XXXX XXXX and XXXX XXXX XXXX on addressing specific XXXX XXXX as they arise. The XXXX XXXX XXXX and XXXX XXXX staff will assist Unisource managers in XXXX the XXXX toward a XXXX which is XXXX of the XXXX XXXX and XXXX.

          The XXXX XXXX XXXX and XXXX XXXX activities listed below will be conducted in coordination with the XXXX XXXX XXXX described in Section XXXX of this Schedule N and information systems XXXX XXXX defined in Sections XXXX through XXXX. The XXXX XXXX XXXX XXXX and XXXX XXXX specialist(s) will form a joint team with Unisource ("XXXX XXXX XXXX Force") to address issues independently but in consultation with the XXXX XXXX XXXX and XXXX XXXX teams. Substantially all of the resources and tasks will involve XXXX.

          XXXX activities are highly XXXX on timely feedback from the XXXX XXXX and XXXX Teams and will work closely with both teams to share the results of their studies. The XXXX will XXXX the XXXX which may have to be XXXX to the XXXX XXXX XXXX as XXXX by XXXX:

          1. communications - internal and external;

          2. XXXX plans;

          3. XXXX plans;

          4. other XXXX structures;

          5. XXXX and XXXX programs;

          6. XXXX XXXX functions;

          7. XXXX paths;

          8. XXXX XXXX - management and XXXX levels;

          9. XXXX measurements; and

          10. access to XXXX and XXXX.

          The project plans for the XXXX XXXX and XXXX XXXX XXXX XXXX will be based on the appropriate methodologies of XXXX XXXX XXXX Series.SM

    B. Objectives

          1. The objectives associated with the execution of the XXXX XXXX XXXX methodology include:

              a. XXXX the XXXX XXXX of the requirements placed on itself in XXXX
                 XXXX;

              b. XXXX a detailed XXXX XXXX process and approach;

              c. XXXX the XXXX to assimilate XXXX and XXXX to XXXX;

              d. identifying XXXX XXXX and XXXX in XXXX the XXXX XXXX; and

              e. planning for general and detailed, internal and external XXXX
                 XXXX at enterprise, group, region, and division, department, customer and supplier XXXX throughout the XXXX and XXXX XXXX.


                               December 22, 1993
ISSC/Unisource Confidential         Schedule N                      Page 7 of 39

                                  Section N-1
                            XXXX XXXX Management



          2. The objectives associated with the XXXX XXXX include:

              a. XXXX the environmental factors and perceptions and behaviors;

              b. XXXX a process for maximizing XXXX and adaptation of the XXXX;

              c. formulating a plan for action, in conjunction with Unisource, to XXXX XXXX XXXX XXXX. XXXX XXXX XXXX XXXX, XXXX. XXXX XXXX and XXXX XXXX XXXX complete with XXXX and XXXX state requirements, including:

                  1) XXXX criteria;

                  2) detailed XXXX of key future state XXXX;

                  3) XXXX alternatives; and

                  4) XXXX barriers.

              d. facilitating the XXXX of Unisource XXXX personnel to XXXX personnel;

              e. facilitating Unisource XXXX XXXX and XXXX of the XXXX, XXXX
                 XXXX, and XXXX; and

              f. obtaining XXXX XXXX.

          3. XXXX XXXX Management Description

             XXXX XXXX XXXX competency provides a foundation to deal with the XXXX XXXX, XXXX, and XXXX XXXX that often result from XXXX in XXXX be they XXXX or XXXX, XXXX or XXXX. It facilitates XXXX XXXX management's XXXX through XXXX develops improved XXXX XXXX and modifies the XXXX XXXX to better XXXX the available XXXX. The approach is as follows:

              a. Clarification:

                 Establish informed XXXX to the XXXX with Unisource sponsors so that they XXXX XXXX XXXX and are ready to do what is required to XXXX XXXX the XXXX XXXX.

              b. Analysis:

                 XXXX in the XXXX is promoted by gathering Unisource sponsor, XXXX, and target XXXX of the XXXX and XXXX to determine XXXX XXXX.

              c. Transition Planning

                 A detailed transition management plan will be built using data collected in the Analysis phase to XXXX the XXXX of the XXXX in order to achieve XXXX and to XXXX XXXX.

              d. Transition XXXX:

                 Assist Unisource in XXXX the XXXX of the XXXX and XXXX XXXX of the XXXX XXXX.

          4. XXXX XXXX Description

             XXXX XXXX is designed to support Unisource in the XXXX of its XXXX. It is a XXXX XXXX XXXX for the purpose of improving XXXX XXXX through the efficient and effective utilization of XXXX. It aligns the XXXX or XXXX XXXX/XXXX with the XXXX and XXXX XXXX XXXX of the XXXX and promotes a XXXX and XXXX XXXX to XXXX and XXXX and its
             XXXX. It also defines those elements of the XXXX and its XXXX that are XXXX XXXX to successfully reach the XXXX and XXXX as well as XXXX in XXXX and its XXXX to support the successful XXXX of the XXXX XXXX. The approach is as follows:

              a. Clarification:

                 Review Unisource's XXXX and XXXX to XXXX that they are XXXX with the XXXX XXXX objectives and XXXX.


                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                 Page 8 of 39

                                  Section N-1
                                XXXX XXXX XXXX

           b. Analysis:

              In-depth analysis of XXXX such as XXXX, XXXX, XXXX and XXXX, XXXX and XXXX, XXXX, XXXX and XXXX management.

           c. Design:

              Design an XXXX will be designed to XXXX the XXXX state XXXX. Concepts, strategy, XXXX, policies, transition and implementation process XXXX will be formulated in XXXX with XXXX.

           d. Implementation:

              New, individual XXXX will be XXXX by XXXX per the design developed in the previous phase. XXXX to XXXX state is XXXX XXXX in implementing XXXX XXXX is measured and XXXX XXXX confirmed. Evolution XXXX is XXXX to explore XXXX XXXX to improve XXXX.

 II. Project Management and Methodology Approach

     The XXXX/XXXX Project shall conform to the ISSC Project Management methodology set forth in Schedule H.

III. ISSC Responsibilities

     The specific formal or informal work products to be developed will depend on the progress of the transition and the guidance received from the ETC. They will include items such as:

     A. XXXX XXXX Management

         1. Phase I Task 1: Build XXXX and XXXX Agent XXXX

         2. Phase I Task 2: Communicate Unisource XXXX and XXXX Agenda

         3. Phase I Task 3: Develop High Level Transition Strategy

         4. Phase II Task 1: Prepare and Train XXXX XXXX Teams

         5. Phase II Task 2: Conduct XXXX XXXX

         6. Phase II Task 3: XXXX Planning

         7. Phase II Task 4: Develop XXXX Management Plan

         8. Phase III Task 1: Build XXXX XXXX

         9. Phase III Task 2: Train XXXX XXXX Personnel

        10. Phase III Task 3: Train XXXX XXXX

        11. Phase III Task 4: Implement and Evaluate Roll out Activities

     B. XXXX XXXX

         1. Phase I Task 1: XXXX and XXXX XXXX Formation and Training

         2. Phase I Task 2: Current XXXX Review

         3. Phase I Task 3: Future XXXX XXXX Modeling

         4. Phase I Task 4: XXXX Targeting and Integration

         5. Phase II Task 1: XXXX Design

         6. Phase II Task 2: Develop XXXX XXXX Transition Plan

         7. Phase II Task 3: Assist in XXXX XXXX of XXXX Function

         8. Phase II Task 4: Cost/Benefit Risk Assessment

         9. Phase II Task 5: Implementation Planning

        10. Phase III Task 1: XXXX XXXX Training (combined with XXXX training)

        11. Phase III Task 2: Implementation Work-plan Commitment

        12. Phase III Task 3: XXXX Implementation and Improvement



                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                      Page 9 of 39

                                  Section N-1
                                XXXX XXXX XXXX

IV. Unisource Responsibilities

    A. The most critical assumption underlying the XXXX approach is the availability of Unisource Executives to participate in the process. Effectively XXXX to XXXX, XXXX, and XXXX XXXX will demand a XXXX of the Executive Transition Committee's time over the first XXXX months of the agreement. Approximately XXXX of their time during XXXX and XXXX will be devoted to XXXX and XXXX activities. It is estimated this will drop to XXXX that level in the XXXX years.

    B. Introducing XXXX of this XXXX always involves the need for XXXX XXXX regarding XXXX and other XXXX. The Unisource executive management will be available to make the decisions which affect the Projects direction, content, and schedules. Where consensus cannot be achieved, executive decisions will have to be made within XXXX.

    C. Some individuals currently on Unisource XXXX may not be XXXX or XXXX to XXXX in the XXXX XXXX. The Executive Transition Committee will resolve Unisource issues that are impeding process to allow overall process continuation.

    D. Experienced Unisource individuals, with expertise in Unisource operations and customer environments, will be available to implement XXXX XXXX and XXXX XXXX initiatives for the duration of the project.

    E. Unisource will assign XXXX to XXXX, as needed, with an in-depth understanding of Unisource's overall XXXX and an in-depth XXXX of the XXXX to serve on the XXXX Task Force to address XXXX XXXX issues. The Executive Transition Committee will act on the XXXX XXXX XXXX Task Force's recommendations as they develop frames.

V.  Project Deliverables

    A. Assessment and Feedback plan and schedule

    B. Communications channel and Unisource recommendation

    C. Transition Management Plan

    D. Refined ETC XXXX and XXXX

    E. XXXX XXXX Summary

    F. XXXX XXXX Report

    G. XXXX Strategies Document

    H. XXXX Design Report

    I. XXXX XXXX Transition Plan(s)

    J. XXXX/XXXX Risk Assessment

    K. Implementation Work Plan

VI. Completion Criteria

    The XXXX Project will be complete when all the XXXX in the XXXX are XXXX by the XXXX Teams and XXXX by XXXX or when the Level of Effort resource commitment has been reached, unless otherwise extended at Unisource's request and payment of applicable ARCs.


                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                       Page 10 of 39

                                  Schedule N
                                   Projects


Section N-2
XXXX XXXX XXXX

I. Scope

   The scope of the XXXX XXXX XXXX Project includes the XXXX XXXX XXXX, and their major XXXX and XXXX processes, all as set forth below; such as XXXX XXXX and XXXX XXXX which are required to support the XXXX, XXXX, XXXX XXXX XXXX desired by Unisource as will be described in the XXXX XXXX Unisource XXXX Document. It is expected that one of the first tasks of the Unisource ETC will be the XXXX, XXXX, and prioritization of the Unisource XXXX XXXX, and XXXX as to what processes are to be XXXX and what XXXX are to be standardized. The XXXX XXXX XXXX work effort is divided into two major components.

   XXXX will be an XXXX XXXX with the XXXX XXXX, XXXX and XXXX XXXX XXXX Team Members acting as the primary XXXX and XXXX points between the XXXX XXXX XXXX Team(s) and their respective XXXX XXXX and XXXX XXXX XXXX Teams.

   A. The XXXX major XXXX includes all of the XXXX which are required to support the implementation of the common XXXX XXXX XXXX System (XXXX), XXXX XXXX, and process integration points to the XXXX XXXX System (XXXX), and the XXXX XXXX system (XXXX). The scope of the work for this component is XXXX by the XXXX XXXX XXXX desired by Unisource to implement XXXX for the XXXX
      XXXX. Therefore the XXXX ETC XXXX of processes to be included during this component is XXXX to be XXXX as XXXX as reasonably XXXX in order for the Project to proceed.

      The preliminary definitions of the XXXX and other XXXX not falling into the XXXX XXXX as indentified in the Unisource XXXX Document are as follows:

      1. XXXX and XXXX Management (XXXX XXXX)

         This XXXX XXXX includes the XXXX of XXXX and XXXX terms for the XXXX XXXX determining what XXXX to XXXX in which XXXX, placing XXXX for XXXX and XXXX what and when to XXXX, arranging for XXXX XXXX, and XXXX with XXXX to pay for XXXX.

      2. XXXX and XXXX Process (XXXX XXXX)

         A set of activities related to developing Unisource market channels and XXXX XXXX. It also includes making XXXX XXXX, establishing XXXX, and determining XXXX XXXX. A major XXXX is how XXXX will coordinate activities associated with serving XXXX XXXX.

      3. XXXX Service

         This XXXX includes all of the activities associated with taking XXXX, extending XXXX, XXXX and XXXX, and handling XXXX XXXX.

      4. XXXX XXXX (XXXX Process)

         This XXXX includes all activities in and around XXXX XXXX (XXXX XXXX):
         XXXX and XXXX products and XXXX XXXX within XXXX. It also includes XXXX XXXX such as XXXX, XXXX, and XXXX management.

      5. XXXX (XXXX Operations)

         XXXX and XXXX, XXXX XXXX management, and XXXX systems management, and XXXX.

      6. XXXX (Measurements)

         XXXX planning, XXXX, and performance XXXX.

   B. The second major component of the XXXX XXXX XXXX Project encompasses XXXX XXXX XXXX efforts beginning after the initial implementation site of XXXX and continuing through the end of the contract. These XXXX XXXX efforts will further refine the standardized

                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                       Page 11 of 39

                                  Section N-2

                                XXXX XXXX XXXX

        and XXXX XXXX included in the first XXXX but will also include innovation of those XXXX XXXX to the extent possible to XXXX under the XXXX of the XXXX.

II. XXXX Management and XXXX Approach

    The XXXX Project shall conform to the ISSC XXXX XXXX XXXX set forth in
    Schedule XXXX.

    Additionally this statement of work will utilize the XXXX Process XXXX Series XXXX(SM) The XXXX XXXX XXXX XXXX XXXX, and the XXXX XXXX XXXX XXXX(SM) Methodology. Other methodologies may be used during this project as approved by XXXX ISSC, and XXXX. The XXXX Team shall be made up of personnel from XXXX, ISSC, and XXXX with XXXX assuming the role of Team Leader.

    The business requirements that support the development, integration and deployment of XXXX XXXX XXXX shall be identified and defined via the following:

    A. Phase 1

        1. Stage I: XXXX and XXXX

           ISSC will organize the XXXX XXXX XXXX Project and Project Team. Based upon the Unisource Executive Transition Committee decisions as to the XXXX XXXX the key XXXX XXXX XXXX and XXXX will be refined. An initial Process Area Assessment will be conducted to evaluate the current status, future direction, and to identify Best Practice locations for each of the prioritized processes. In addition, the XXXX on which XXXX to XXXX versus standardize will be made by the Unisource Executive Transition Committee with the guidance and input from the XXXX XXXX XXXX Project Team. Training in the areas of XXXX XXXX XXXX XXXX XXXX XXXX and Unisource desired approach will be provided. A prototype process will be jointly selected by the Unisource ETC and the XXXX XXXX XXXX Team to accelerate through the XXXX XXXX XXXX to test the approach to be used by all process teams in Stage II.

           Task 1 - Establish the XXXX XXXX

           Task 2 - Conduct process area assessments

        2. Stage II: Process XXXX / XXXX

           ISSC will conduct a series of XXXX sessions for each XXXX area which is to be XXXX or XXXX. Not all process areas will require the complete suite of activities to be performed during this Stage but all process areas required to support the XXXX of XXXX and other XXXX XXXX Projects scheduled for implementation coinciding with XXXX will produce the same set of expected deliverables. The initial process area prototype will be produced and verified as the major deliverable of this stage.

           Task 1 - Conduct XXXX

           Task 2 - Conduct XXXX prototype XXXX

        3. Stage III: Process XXXX

           ISSC will develop a detailed process XXXX. The deliverables and process detailed XXXX will be XXXX by forming a single, joint XXXX XXXX XXXX and XXXX XXXX XXXX for each XXXX XXXX. The project plans at this point will be XXXX between the XXXX XXXX XXXX and the XXXX XXXX projects. The XXXX and XXXX XXXX will be identified in XXXX with the XXXX XXXX XXXX, and a XXXX analysis of the XXXX state including the XXXX XXXX will be performed. A XXXX XXXX and the XXXX of the XXXX and XXXX to the process XXXX and XXXX XXXX will be conducted.

           Task 1 - Conduct process XXXX and detailed XXXX

           Task 2 - Conduct process XXXX

        4. Stage IV: Process XXXX

           ISSC will XXXX the process XXXX and XXXX XXXX and the XXXX XXXX Plan and XXXX Plan. The process XXXX XXXX will assist Unisource and the XXXX XXXX XXXX XXXX in developing XXXX XXXX Criteria. The XXXX XXXX members will also develop XXXX XXXX performance XXXX. A Regional XXXX and XXXX XXXX tool and exercise will be XXXX from the process XXXX to be used as an XXXX and XXXX XXXX




                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                       Page 12 of 39

                                  Section N-2
                                XXXX XXXX XXXX

           XXXX XXXX prior to process XXXX. The user XXXX and XXXX XXXX will be verified with the XXXX XXXX and XXXX XXXX Teams.

           Task 1 - Process XXXX XXXX

           Task 2 - XXXX planning

        5. Stage V: XXXX Process XXXX XXXX

           An XXXX will be XXXX jointly by process and technology XXXX XXXX to XXXX the XXXX and XXXX, to provide an XXXX XXXX, and to XXXX the XXXX state XXXX and process XXXX. An XXXX will be conducted during the XXXX XXXX XXXX XXXX and adjustments will be documented.

        6. Stage VI: Implementation

           Prior to implementation of the XXXX, the XXXX XXXX and XXXX assessment will be performed on XXXX XXXX XXXX. A process XXXX XXXX XXXX team will support the XXXX of the XXXX XXXX by providing XXXX to the XXXX XXXX XXXX, the Unisource XXXX, and to the Unisource XXXX undergoing the XXXX.

      B. Phase 2

        1. Stage I: Post Implementation XXXX

           After the XXXX implementations of the XXXX and XXXX XXXX have been XXXX for an XXXX XXXX XXXX of XXXX, a post implementation XXXX of the XXXX will be conducted. The XXXX may result in XXXX and XXXX to the
           XXXX. Any XXXX and XXXX to the process XXXX the XXXX XXXX XXXX will be managed through the XXXX XXXX Process. A Post Implementation XXXX XXXX will be generated.

        2. Stage II: XXXX Refinement and Innovation

           On an ongoing basis the XXXX XXXX will be XXXX by XXXX the XXXX XXXX in the XXXX XXXX XXXX. It is anticipated that there will be XXXX process XXXX, XXXX XXXX and XXXX opportunities for Unisource. Therefore, the XXXX XXXX XXXX XXXX will XXXX in XXXX and will XXXX those XXXX required for Unisource to achieve XXXX XXXX XXXX and XXXX.

    III. ISSC Responsibilities

      A. Provide overall project management for the XXXX XXXX XXXX work effort.

      B. Assist Unisource in the definition, analysis, design, and implementation of the XXXX XXXX XXXX XXXX XXXX.

      C. Integrate the XXXX XXXX XXXX work effort with all other Projects as appropriate.

      D. Provide XXXX on the XXXX XXXX XXXX principles.

      E. Develop task deliverables for each process area, as applicable.

      F. The XXXX XXXX XXXX XXXX, the XXXX XXXX and the XXXX XXXX XXXX XXXX methodologies will be used as the primary methodologies during the XXXX XXXX XXXX work effort.

      G. Assign a XXXX software XXXX XXXX XXXX as a team member of a XXXX where appropriate.

      H. Assign a member of the XXXX XXXX Team to each XXXX XXXX XXXX Team.

    IV. Unisource Responsibilities

      A. Unisource shall make available to each XXXX XXXX XXXX XXXX those XXXX XXXX knowledgeable of the XXXX XXXX XXXX and future XXXX XXXX of each XXXX XXXX for the duration of the XXXX XXXX XXXX effort. Each XXXX XXXX XXXX shall have one XXXX XXXX assigned as the Unisource XXXX XXXX XXXX Leader.

      B. Unisource shall make available to the XXXX XXXX XXXX XXXX, in a timely manner, the Unisource, XXXX the XXXX XXXX XXXX XXXX require for the accurate and timely XXXX of work.


                               December 22, 1993
ISSC/Unisource Confidential         Schedule N                     Page 13 of 39

                                  Section N-2
                                XXXX XXXX XXXX

    C. Due to the XXXX XXXX XXXX efforts there may be significant change to the current XXXX XXXX, the XXXX and XXXX, and XXXX in the Unisource
        XXXX. In order for the desired time schedules to be met, there is a XXXX XXXX for XXXX XXXX XXXX. In those instances where a XXXX XXXX of the XXXX XXXX XXXX Team cannot be achieved it is expected that the Unisource XXXX (XXXX) will make the XXXX.

    D. During the XXXX XXXX and XXXX of the XXXX XXXX XXXX efforts there may be resistance to change encountered at the individual implementation site locations. Efforts shall be made by the XXXX XXXX XXXX XXXX to assist those individuals in migrating to the XXXX. Where XXXX from Unisource XXXX or XXXX XXXX the schedule, it's anticipated that the XXXX will XXXX the XXXX at XXXX.

    E. There will be at least XXXX XXXX XXXX XXXX/XXXX XXXX XXXX member associated with each XXXX XXXX XXXX team as an active XXXX XXXX XXXX XXXX XXXX.

    F. Unisource will have completed that portion the XXXX and XXXX projects necessary for ISSC to continue the Projects and make the XXXX available to the XXXX XXXX before XXXX 19XX.

    G. Unisource will have identified and defined all new job functions, roles and responsibilities for those areas affecting ISSC Project implementation by XXXX, 19XX.

V.  Work Products Summary

    A.  Phase 1

         1.  Stage I XXXX and XXXX

              a. Task 1. Establish the Process Team

                  1) Project management and reporting structure in place and approved;

                  2) Training Materials;

                  3) Process Team Member guidelines and skills; and

                  4) Process Team Members assigned to Process Teams.

              b. Task 2. Conduct Process Area Assessments

                  1) XXXX preparation materials;

                  2) Process XXXX Reports; and

                  3) Prototype XXXX Results.

         2.  State II Process XXXX/XXXX

              a. Task 1. Conduct XXXX

                  1) Process Area Model;

                  2) Context Diagram;

                  3) Event XXXX Results;

                  4) XXXX XXXX Model;

                  5) XXXX XXXX Diagrams; and

                  6) Process Descriptions;

              b. Task 2. Conduct XXXX Walk Through

                  1) Systems supporting the processes updated with the results of the process Visioning sessions; and

                  2) XXXX Walk Through Report.


                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                       Page 14 of 39

                                  Section N-2
                                XXXX XXXX XXXX


        3. Stage III Process Design

           a. Task 1. Conduct Process XXXX and Detailed Design

              1) Detailed Process Design Document.

           b. Task 2. Conduct Process XXXX

              1) XXXX Analysis;

              2) XXXX Report;

              3) XXXX and XXXX Report; and

              4) Process Performance Criteria.

        4. Stage IV Process Support

           a. Task 1. Process Support Activities

              1) System and Process User Documentation;

              2) Process Acceptance Test Criteria and Plan; and

              3) Process Training Curricula.

           b. Task 2. Implementation Planning

              1) User Acceptance;

              2) Implementation Plan;

              3) XXXX Plan; and

              4) XXXX XXXX Tool.

        5. Stage V Execute User Acceptance Test

           a. The facilities, technical support and equipment, and systems to execute the Acceptance Test;

           b. Trained Trainers;

           c. Modified Documentation; and

           d. Acceptance Test Plan Results.

        6. Stage VI Implementation

           a. Implemented Unisource Sites; and

           b. Results of the XXXX.

    B. Stage I Post Implementation Review

        1. Post Implementation Process Review Report;

        2. XXXX identifying system XXXX; and

        3. Recommendations for XXXX and XXXX.

    C. Stage II Process XXXX and XXXX

       Those deliverables previously cited in prior Phases, Stages and Tasks of this Project Detail as appropriate.

VI. Project Deliverable

    A. Detailed Process Design Document

    B. XXXX Report

    C. System and Process User Documentation

    D. Process Acceptance Test Criteria and Plan

    E. Process Training Curricula

    F. Implementation Plan

    G. XXXX Plan

    H. Trained Trainers


                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                      Page 15 of 39

                                 Section N-2
                                XXXX XXXX XXXX


      I. Modified Documentation

      J. XXXX Review Report

VII. Completion Criteria

     The XXXX Project will be complete when all the tasks in the Project Plan are completed by the XXXX and XXXX by XXXX or when the XXXX of XXXX XXXX has been XXXX unless otherwise XXXX with Unisource approval and XXXX of applicable XXXX.







                              December 22, 1993
ISSC/Unisource Confidential      Schedule N                      Page 16 of 39

                                  Schedule N
                                   Projects


Seciton N-3
XXXX XXXX XXXX

  I. Scope

     The purpose of the XXXX Project effort is to XXXX in managing and controlling the overall transformation. Project and process XXXX XXXX will be provided throughout the XXXX. The purpose of this XXXX XXXX XXXX XXXX Plan will be developed and maintained to track Unisource XXXX XXXX. Activities of the XXXX will be coordinated with the XXXX Coordination and assistance will be provided to XXXX to other XXXX, XXXX, and XXXX as required by the XXXX.

     The XXXX project management XXXX which will be provided are the following:

     A. facilitation of the XXXX of the project;

     B. facilitation of the XXXX of the project;

     C. facilitation with XXXX XXXX and XXXX; and

     D. reporting and controlling the XXXX XXXX XXXX.

     The summation of all of these tasks ("XXXX XXXX") will represent the services of the XXXX Unisource XXXX XXXX XXXX.

 II. Project Management and Methodology Approach

     The XXXX Project shall conform to the ISSC Project Management methodology set forth in Schedule H.

     XXXX for XXXX will be the Project XXXX to control and report upon tasks associated with the XXXX. Project Management Methodology component of the XXXX XXXX XXXX XXXX will be used for the activities conducted throughout the duration of this Statement of Work. Other Methodologies such as the XXXX XXXX XXXX XXXX and the XXXX XXXX XXX XXXX XXXX XXXX may be used where appropriate in the process. In addition other methodologies, accepted for use by the XXXX or Unisource may also be used where appropriate upon approval by XXXX and XXXX.

III. ISSC Responsibilities

     A. Structure the Project

        The XXXX Project is comprised of many XXXX. Each of these XXXX requires definition beyond that existing in this Project description. The development of a XXXX XXXX XXXX is necessary to identify Project XXXX.

        The objectives of this phase are to facilitate:

        1. the identification and documentation of the XXXX the Project will support;

        2. the establishment of XXXX for the Project;

        3. the definition of the XXXX the XXXX, and XXXX of the Project; and

        4. the estimation of the Project's XXXX, XXXX, and XXXX

     B. Plan the Project

        This process creates detailed Project plans of the XXXX activities. These plans may include task schedules for the XXXX, XXXX commitments, quality plans, XXXX management plans, a XXXX XXXX plan and a XXXX budget. This process revises the Master Project Plan for the Unisource XXXX throughout the life of the XXXX Project.

        The objectives of this phase are to facilitate:

                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                     Page 17 of 39

                                  Section N-3
                                XXXX XXXX XXXX


              1. the development of the Master Project Plan and other Project plans XXXX determines are required as a result of identified XXXX Activities;

              2. the planning for management of XXXX quality, XXXX and XXXX; and


              3. the production of plans consistent with the XXXX and objectives of the Unisource XXXX Project.

          C. Assess XXXX and XXXX

             XXXX is defined as the XXXX to, XXXX from, or XXXX of the Project
             XXXX. The Assess XXXX and XXXX process involves the documentation, evaluation, and disposition of XXXX XXXX and XXXX arising from XXXX or XXXX to the XXXX. The XXXX will addreess XXXX and XXXX for the initial phase of implementation of the XXXX XXXX XXXX as well as XXXX and XXXX which may apply to subsequent phases of the XXXX.

             The objectives of this process are to:

              1. provide the XXXX a mechanism to process both XXXX and XXXX XXXX
                 XXXX and XXXX;

              2. provide a single point of XXXX for XXXX XXXX and XXXX the XXXX must consider;

              3. facilitate the XXXX in rapid XXXX XXXX and XXXX assessment and disposition;

              4. provide an XXXX of the need to implement a XXXX or XXXX an XXXX and the XXXX XXXX of that XXXX or XXXX; and

              5. provide a formal review and a basis for standard reporting of
                 XXXX XXXX and XXXX XXXX and XXXX.

          D. Reporting and Project Control

             The Report Project Status process communicates project progress versus project plans. XXXX Project status will be communicated to members of the Unisource XXXX, Unisource XXXX XXXX and XXXX structure, the XXXX XXXX, and other XXXX parties. This process will be used XXXX XXXX on an ongoing basis. Assistance will be provided to the XXXX to monitor and evaluate the progress of the XXXX Project against plans, and any necessary corrective action will be initiated by the XXXX.

             The objectives of this process are to report:

              1. the progress of the XXXX Project toward its objectives, as measured against the Project plans;

              2. XXXX evaluation of that progress;

              3. XXXX decisions as to any corrective action, problem resolution and issue management;

              4. facilitate developing communication mechanisms for the XXXX
                 Project and the XXXX; and

              5. interface with other groups as designated by the XXXX where coordination of activities for the XXXX XXXX Project is required.

     IV. Unisource Responsibilities

          A. Unisource will provide timely access to necessary resources which may be identified during this project as being required to support the goals and objectives of this Project.

          B. The XXXX is charged with responsibility for the total XXXX Project.

      V. Deliverables Summary

         Project deliverables will be produced throughout the life cycle of the Transition Project in accordance with a schedule determined by the ETC. Transition Project Deliverables are as follows:

          A. XXXX Project Plan

          B. Project Standards and Procedures

          C. Project Status

          D. Project Communications and Assessments

          E. Project Approvals

          F. XXXX Log

          G. XXXX Log

                               December 22, 1993
ISSC/Unisource Confidential       Schedule N               Page 18 of 39

                                  Section N-3
                                XXXX XXXX XXXX

    VI. Completion Criteria

        The XXXX Project will be complete when all the XXXX in the Project Plan are completed by the XXXX XXXX and XXXX by XXXX or when the XXXX of XXXX XXXX commitment has been XXXX unless otherwise XXXX with Unisource approval and XXXX of XXXX as applicable.



                               December 22, 1993
ISSC/Unisource Confidential         Schedule N              Page 19 of 39

                                  Schedule N
                                   Projects


Section N-4
XXXX XXXX XXXX XXXX


 I. Scope

    The XXXX project is XXXX with the XXXX Project. The joint XXXX and XXXX will develop XXXX. Representatives from the XXXX development team will assist the XXXX Team in defining these XXXX within the XXXX of the XXXX software XXXX. During this effort the XXXX will XXXX the XXXX in developing XXXX XXXX, XXXX process XXXX XXXX, and XXXX materials.

    XXXX will support, to the extent XXXX by the XXXX of XXXX, all XXXX XXXX XXXX currently supported by the XXXX. Any additional XXXX, will be supported via XXXX as part of the XXXX.

    XXXX XXXX include but are not limited to:

    A. XXXX XXXX

    B. XXXX XXXX

    C. XXXX

    D. XXXX

    E. XXXX Management

    F. XXXX Management

    G. XXXX XXXX Planning ("XXXX")

    H. XXXX

    I. XXXX

    J. XXXX Management

    K. XXXX

    L. XXXX

    M. XXXX Reporting

    N. XXXX

    O. XXXX

    In addition to the above XXXX, XXXX will provide support for XXXX, XXXX, XXXX and XXXX, and XXXX until the XXXX XXXX is installed in each XXXX. This level of support will be limited to the XXXX provided within the XXXX software XXXX.

    The types of XXXX which will be XXXX to XXXX from the XXXX systems to the XXXX XXXX will fall into XXXX basic XXXX:

    A. unload XXXX XXXX from XXXX XXXX to XXXX;

    B. reload and validate XXXX to XXXX and XXXX the XXXX XXXX; and

    C. migration XXXX between XXXX and XXXX, where the XXXX may not yet have been XXXX to XXXX and XXXX standards.

II. Project Management/Methodology Approach

    The NADS project shall use the Project Management methodology set forth in Schedule H.


                                    December 22, 1993
ISSC/Unisource Confidential            Schedule N                  Page 20 of 39

                                  Section N-4
                              XXXX XXXX XXXX XXXX

  III. ISSC Responsibilities

       ISSC will

        A. provide an ISSC XXXX Project Manager

        B. document the feasibility of running XXXX of Unisource XXXX on the XXX XXXX of hardware and software XXXX by XXXX and XXXX

        C. define, document and develop the XXXX required for the XXXX between the XXXX XXXX and the Unisource XXXX,

        D. define, document and develop the XXXX required for the XXXX from the XXXX XXXX environment (i.e., the XXXX XXXX) to the XXXX XXXX environment;

        E. prepare the detailed XXXX XXXX for the XXXX subsystem and have primary responsibility for XXXX the detailed XXXX for the XXXX within the XXXX of the XXXX XXXX package and will XXXX XXXX, provided, that the XXXX shall not XXXX the XXXX of XXXX for XXXX and no modifications to the XXXX supplied XXXX XXX are included in this effort;

        F. develop the detailed XXXX XXXX models, XXXX models, and XXXX XXXX required to support the XXXX;

        G. provide XXXX modules to XXXX from the XXXX to the XXXX subsystem in the following XXXX categories;

            1. XXXX modules to XXXX from Unisource XXXX to XXXX

            2. reload XXXX and XXXX to XXXX and XXXX the XXXX, and

            3. XXXX modules between XXXX and XXXX systems, where the XXXX may not yet have been XXXX to XXXX and XXXX standards.

        H. provide XXXX which will coincide with XXXX

        I. perform XXXX beginning in a XXXX, at least XXXX prior to XXXX XXXX roll-out of the XXXX in each XXXX,

        J. provide a XXXX which will remain with the XXXX to provide post XXXX and XXXX for up to XXXX after the XXXX associated with said XXXX is XXXX to XXXX

        K. develop XXXX XXXX,

        L. perform XXXX of Unisource XXXX at XXXX XXXX location at XXXX and at the XXXX,

        M. develop XXXX on the XXXX of XXXX XXXX and XXXX and XXXX XXXX XXXX,

        N. XXXX up to XXXX frequent XXXX and up to XXXX Unisource XXXX XXXX;

        O. XXXX the XXXX for tailoring XXXX and XXXX modules against the XXXX and XXXX XXXX,

        P. perform XXXX to XXXX Unisource XXXX through the XXXX at XXXX XXXX to XXXX that the product XXXX at an XXXX of XXXX as defined by Unisource. This XXXX will be XXXX by XXXX the Unisource XXXX to XXXX and executing these XXXX on the proposed XXXX platform. A performance XXXX will be used to XXXX and XXXX and XXXX. Performance XXXX will be XXXX and XXXX to Unisource,

        Q. develop XXXX materials for XXXX session; and

        R. within the XXXX prior to the XXXX to XXXX, provide XXXX to Unisource listing all XXXX that will not XXXX, and XXXX associated with the XXXX XXXX on a XXXX by XXXX basis


                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                       Page 21 of 39

                                 Section N - 4
                             XXXX XXXX XXXX XXXX


IV. Unisource Responsibilities

    Unisource will

    A. provide a primary contract for XXXX who serves as the Unisource XXXX Project Manager for that XXXX:

    B. complete that part of the XXXX of its basic XXXX necessary for ISSC to XXXX the XXXX, including XXXX and XXXX projects by XXXX, 19XX;

    C. own the XXXX for XXXX and Unisource will authorize XXXX to act as their XXXX to allow ISSC XXXX of the XXXX for the duration of the contract;

    D. provide XXXX XXXX XXXX representing annual XXXX of both XXXX and XXXX representing XXXX which account for XXXX of the total XXXX XXXX on a XXXX, XXXX with XXXX requirements and any XXXX activity;

    E. provide not less than XXXX for each of the XXXX XXXX that are familiar with both the XXXX of Unisource and the XXXX of those XXXX within the XXXX software;

    F. following the XXXX and XXXX, prioritize the list of required XXXX to XXXX;

    G. assist in defining XXXX for XXXX, XXXX, XXXX and XXXX used in migrating its XXXX XXXX to XXXX;

    H. provide XXXX or XXXX of the XXXX to the ISSC XXXX Project Manager within XXXX after XXXX;

    I. XXXX and XXXX the XXXX XXXX schedule and provide facilities at each of the XXXX with at least XXXX for XXXX and XXXX capable of handling up to XXXX concurrent XXXX to XXXX each and provide a XXXX by XXXX XXXX prior to the XXXX of XXXX;

    J. make its XXXX for XXXX during the XXXX it will be XXXX to the XXXX of a given XXXX system and appropriately schedule it's XXXX into XXXX of these XXXX;

    K. be responsible for all XXXX and XXXX incurred by it's XXXX participating in XXXX;

    L. XXXX for all XXXX and XXXX for Unisource XXXX attending XXXX;

    M. review and XXXX or XXXX interface XXXX documents;

    N. review and XXXX or XXXX XXXX XXXX documents for XXXX to XXXX XXXX;

    O. be responsible for any XXXX requirements necessary to XXXX to the XXXX system;

    P. develop XXXX plan including XXXX, XXXX, XXXX and XXXX XXXX prior to the start of XXXX;

    Q. review and approve or disapprove the XXXX XXXX;

    R. provide an output XXXX for XXXX in XXXX where neither XXXX or XXXX are XXXX; and

    S. provide XXXX facilities at the Unisource XXXX location at XXXX and at the XXXX XXXX.

 V. Project Deliverables

    A. Project XXXX Plan

    B. Project XXXX Reports

    C. Product XXXX Plan

    D. XXXX

    E. Product XXXX Results

    F. XXXX XXXX sign-off

    G. XXXX Environment

    H. XXXX Environment

                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                    Page 22 of 39

                                  Section N-4
                              XXXX XXXX XXXX XXXX


      I.  System XXXX

      J.  Production XXXX

      K.  Functional XXXX

      L.  XXXX XXXX and XXXX Plans

      M.  XXXX

      N.  XXXX XXXX & XXXX

      O.  XXXX XXXX Document

      P.  XXXX XXXX & XXXX

      Q.  XXXX Document

      R.  XXXX XXXX

      S.  XXXX plan

      T.  XXXX Test

      U.  XXXX reports

      V.  Sample XXXX reports

      W.  XXXX

      X.  XXXX Plan

      Y.  XXXX and XXXX Plan

      Z.  XXXX Plan

     AA.  XXXX XXXX Test

     AB.  Operational XXXX

     AC.  On-going XXXX

     AD.  XXXX report

VI.  Completion Criteria

     Unisource shall XXXX the XXXX system upon successful completion of the XXXX.


                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                       Page 23 of 39

                                  Schedule N
                                   Projects


Section N-5
XXXX XXXX XXXX

  I. SCOPE

     ISSC will design, develop, test and install the XXXX XXXX XXXX (XXXX) subsystem in accordance with the following. The XXXX subsystem shall have the XXXX as defined in the XXXX generated XXXX entitled "XXXX Requirements" dated XXXX and the "XXXX XXXX Report" dated XXXX. The XXXX subsystem shall XXXX with XXXX XXXX of the XXXX Packaged software version XXXX. The permanent XXXX shall only be installed at those sites that have been migrated to the XXXX subsystem. The XXXX subsystem shall have sufficient XXXX to accept the XXXX subsystem XXXX, XXXX and XXXX for normal operations, and the XXXX XXXX XXXX includes the XXXX, XXXX and XXXX necessary for XXXX.

 II. Project Management

     The XXXX project shall utilize the project management methodology as defined in Schedule H.

III. ISSC RESPONSIBILITIES

     ISSC shall:

     A. perform a XXXX XXXX study to determine the XXXX XXXX of the XXXX system that can be supported by the XXXX XXXX;

     B. design, develop, test and deliver a XXXX subsystem that contains the XXXX defined in the XXXX XXXX to the XXXX that the XXXX can be supported by the XXXX software without XXXX. As required, the XXXX subsystem shall contain the necessary XXXX to the mutually agreed upon XXXX XXXX, and shall contain XXXX and XXXX functionality;

     C. prepare a detailed XXXX XXXX for the XXXX subsystem. This XXXX shall reflect the results of the XXXX Project, the XXXX, and shall detail any XXXX that must be XXXX for the XXXX subsystem. At such time as Unisource XXXX the XXXX requirements, ISSC shall then XXXX to an XXXX of XXXX, a completion XXXX and a XXXX to provide said XXXX and the XXXX shall be XXXX assuming no further XXXX XXXX;

     D. XXXX the XXXX subsystem in the Unisource XXXX XXXX which will include the following:

         1. XXXX an XXXX and XXXX Unisource with a XXXX for the XXXX XXXX to supporting XXXX throughout the XXXX migrations. This XXXX may XXXX additional XXXX support and XXXX development on each of the affected XXXX;

         2. XXXX from the XXXX Systems to a XXXX needed for XXXX and loading the XXXX XXXX XXXX; and

         3. XXXX the XXXX XXXX on the system and XXXX operation by conducting a XXXX.

     E. provide XXXX for XXXX subsystem XXXX as follows;

         1. XXXX a maximum of XXXX, located at Unisource XXXX and XXXX;

         2. conducting XXXX separate XXXX of XXXX duration; and

         3. XXXX scheduling XXXX prior to the XXXX of a XXXX to XXXX.

     F. conducting a XXXX to XXXX that the XXXX subsystem meets the XXXX specification document; and

     G. conducting a XXXX, using XXXX to XXXX that the XXXX subsystem meets the XXXX specification document.



                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                    Page 24 of 39

                                  Section N-5
                                XXXX XXXX XXXX


IV.  UNISOURCE RESPONSIBILITIES

     Unisource shall

      A. provide XXXX to those XXXX that do not have XXXX installed.

      B. support ISSC in determining the XXXX to XXXX the XXXX of migration to XXXX.

      C. provide its XXXX with the XXXX for handling regional XXXX that XXXX as the XXXX are migrated to XXXX.

      D. provide a XXXX business XXXX full XXXX to XXXX this project beginning
         XXXX. This XXXX shall support ISSC in XXXX the XXXX to the XXXX XXXX resulting from the XXXX XXXX XXXX Project;

      E. provide XXXX business XXXX XXXX to participate with XXXX XXXX;

      F. participate in the XXXX of the XXXX subsystem;

      G. participate in the XXXX of the XXXX subsystem at the location of the XXXX being XXXX,

      H. provide XXXX facilities to support XXXX. Such facilities shall include a XXXX and a XXXX capable XXXX for XXXX XXXX except at the XXXX which shall provide a XXXX for every XXXX XXXX.

      I. review and approve the XXXX requirements XXXX; and

      J. complete that portion of the XXXX of its XXXX XXXX XXXX necessary for ISSC to proceed with XXXX, including XXXX and XXXX by XXXX, 19XX.

V.   Project Deliverables

      A. XXXX Document

      B. XXXX Specifications

      C. XXXX documentation

      D. XXXX Plan

      E. XXXX Package

      F. XXXX Guide

      G. XXXX Guide

      H. XXXX Hardware, software necessary for each XXXX

      I. XXXX XXXX installations

      J. XXXX XXXX Plan and

      K. XXXX XXXX Plan

VI.  Acceptance Criteria

     Unisource shall XXXX each XXXX upon successful completion of the XXXX for XXXX XXXX.


                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                       Page 25 of 39

                                  Section N-8

         4. provide critical product and market sales trends and forecasts to aid in supplies management and customer service.

     II. Project Management and Methodology Approach

         The MIS Project shall conform to the ISSC Project Management methodology set forth in Schedule H.

    III. ISSC Responsibilities

      A. Provide overall Project Management to oversee the development and implementation of this system.

      B. XXXX with the following XXXX and XXXX:

          1.  XXXX XXXX architecture;

          2.  XXXX architecture;

          3.  XXXX architecture;

          4.  XXXX architecture; and

          5.  XXXX/XXXX over systems usage.

      C. Facilitate software XXXX and XXXX of the XXXX XXXX XXXX.

      D. Provide software XXXX for the XXXX.

      E. Provide XXXX XXXX management system and a high performance XXXX.

      F. Manage the XXXX and XXXX of the specific XXXX associated with the XXXX of this system.

      G. Provide the development XXXX including the XXXX XXXX and XXXX management XXXX.

      H. Maintain, support and enhance the XXXX.

      I. Develop XXXX to the appropriate XXXX (XXXX), to facilitate XXXX XXXX to the XXXX XXXX XXXX.

    IV. Unisource Responsibilities

      A. Populate the XXXX of the XXXX System.

      B. Maintain and refresh the XXXX XXXX.

      C. Ensure the XXXX System XXXX XXXX and XXXX.

      D. Provide a list of personnel authorized to access the XXXX XXXX System.

      E. Complete the XXXX XXXX number and XXXX number XXXX.

      F. Supply XXXX  workstations XXXX as the primary XXXX XXXX XXXX.

      G. Provide internally available information (XXXX, XXXX data, XXXX, XXXX XXXX information, XXXX) to populate the XXXX component of the XXXX XXXX System.

     V. Project Deliverables

      A. XXXX Report

      B. XXXX Design Report

      C. XXXX Plan - XXXX Plan

      D. XXXX Report

      E. XXXX Procedures

      F. XXXX Descriptions

      G. XXXX Plan - XXXX Plan

      H. XXXX XXXX Design

      I. XXXX XXXX Report

      J. XXXX Report


                               December 22 1993
ISSC/Unisource Confidential         Schedule N                     Page 32 of 39

                                  Section N-8
                               XXXX XXXX System

      K. XXXX Manual

      L. XXXX XXXX Report

      M. XXXX XXXX

      N. XXXX - Refined

      O. XXXX Plan - XXXX Plan

      P. User XXXX - Refined

      Q. XXXX Log

      R. XXXX XXXX Test

      S. XXXX Plan

VI.  Completion Criteria

     Unisource shall XXXX the XXXX XXXX Systems upon successful completion of the XXXX XXXX XXXX XXXX.


                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                       Page 33 of 39

                                  Schedule N
                                   Projects


Section N-9
XXXX XXXX Systems

 I. Scope

    The XXXX XXXX System to which this Project Section applies, pertains to the development, implementation and support of a series of XXXX XXXX systems entitled;

    A. XXXX Management

    B. XXXX Reporting

    C. XXXX Management (Relations)

    Information maintained and controlled by various data files within the XXXX XXXX System of XXXX will be the primary source from which the reports/extracts for the XXXX Management, XXXX Reporting and XXXX XXXX Systems will be developed. The specific subsystems to be accessed of this soft-ware product will be determined during the respective requirements analysis phases of each system project initiative. The XXXX XXXX Systems will be a query and reporting system in its design architecture extracting appropriate information from the transaction level databases already available. Some of the requirements for the XXXX XXXX System will be addressed by the system features and capabilities presently offered by XXXX XXXX XXXX System. A high XXXX query/XXXX tool is required to facilitate the XXXX of XXXX XXXX and XXXX and the XXXX presentations and XXXX that will ensue due to the nature of the information being accessed. XXXX Management and XXXX XXXX Systems will be resident on those computer processors supporting the informational demands of the various Unisource regions and corporate headquarters. XXXX XXXX System and the XXXX Management and XXXX XXXX Systems for enterprise-wide collection and analysis will be resident on the processor dedicated to serving corporate and enterprise-wide functions.

    The roll out of the XXXX Management and XXXX XXXX Systems to the specific regions throughout Unisource will occur during or after the roll out of the XXXX XXXX XXXX System at each specified region. The first region, for example, to receive the XXXX Management and XXXX XXXX system will be the XXXX XXXX of Unisource, the region scheduled to receive the XXXX XXXX XXXX XXXX System initially.

    The stream of information between Unisource and its suppliers allies will be facilitated through XXXX links and will utilize a uniform product XXXX code.

II. Project Description

    A. XXXX XXXX System

       The XXXX XXXX System will provide Unisource management with the XXXX to XXXX XXXX the XXXX of XXXX XXXX programs and products. The system will XXXX all XXXX and XXXX at each XXXX and XXXX the XXXX for XXXX by Unisource management.

       The system will XXXX information within each XXXX and XXXX for XXXX wide usage and XXXX standard reports describing XXXX and XXXX XXXX XXXX by XXXX (XXXX and XXXX) and for each XXXX XXXX. For the XXXX XXXX, XXXX, XXXX and XXXX, XXXX will be available, segmented by XXXX, XXXX, XXXX and XXXX (XXXX, XXXX, XXXX, XXXX). Similar XXXX XXXX will be generated for the XXXX XXXX, XXXX by XXXX (quick XXXX, XXXX print, XXXX), XXXX (XXXX), and XXXX XXXX (XXXX, XXXX). Aside from standard reports, the XXXX XXXX System will provide Unisource with a XXXX and XXXX technique of gathering and XXXX XXXX XXXX. The system will include a series of ad hoc and query reporting capabilities to XXXX XXXX XXXX retrieval and to provide a XXXX XXXX environment. The key to XXXX specific performance will be the consistent assignment of each XXXX, XXXX and XXXX to a specific XXXX or XXXX of XXXX based on uniform standards.

       The XXXX can then be used to XXXX XXXX XXXX XXXX, the effectiveness of new XXXX and XXXX XXXX (XXXX XXXX strategies, XXXX XXXX, etc.) as

                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                     Page 34 of 39

                                  Section N-9
                               XXXX XXXX Systems


        well as provide the basis for XXXX XXXX. The same information, when XXXX appropriately, can be shared with XXXX to XXXX in measuring the effectiveness of XXXX XXXX/ Unisource XXXX.

     B. XXXX XXXX System

        While the new XXXX, XXXX and XXXX XXXX systems are to be XXXX throughout Unisource over the next several XXXX the XXXX XXXX System will be XXXX XXXX at the effective XXXX and XXXX of day to day XXXX activities. There will be significant XXXX for XXXX, XXXX and XXXX operational XXXX and XXXX, to assist Unisource management at corporate and regional levels for XXXX XXXX.

        The XXXX XXXX System will be XXXX for usage at the XXXX level and at the XXXX level for XXXX XXXX and XXXX. At the XXXX level, this system may XXXX pertinent XXXX at regular intervals from XXXX XXXX specific XXXX.

        The system will provide the XXXX for XXXX Unisource XXXX and XXXX XXXX progress and expectations. In particular, the system will include but not be limited to, the following functions:

         1. XXXX by XXXX/XXXX/XXXX

         2. XXXX XXXX including XXXX turnover, XXXX XXXX XXXX percent XXXX, average XXXX percent XXXX etc.

         3. XXXX XXXX segment XXXX including current XXXX XXXX, historical XXXX and future XXXX XXXX

         4. Financial XXXX XXXX

        The XXXX maintained and reported by this XXXX will be XXXX maintained XXXX to be of XXXX to executive XXXX XXXX. Where current XXXX is XXXX to decisions, real time XXXX XXXX can be entertained.

     C. XXXX XXXX System

        The XXXX XXXX System will be responsible for providing all XXXX to facilitate Unisource's XXXX with its XXXX.

        XXXX XXXX currently involves the function of XXXX XXXX. The total XXXX XXXX System will provide XXXX XXXX by XXXX and XXXX XXXX in order to define XXXX XXXX and to provide the flexibility required to respond to XXXX customer XXXX levels the system XXXX.

        Increasing emphasis on XXXX XXXX management will require XXXX XXXX developed by XXXX suppliers. The XXXX XXXX System will support this effort through the sharing of XXXX XXXX data by XXXX XXXX, XXXX management XXXX and required XXXX service XXXX.

        As relationships to XXXX are XXXX to establishing solid XXXX XXXX relationships, the XXXX XXXX of XXXX data and related XXXX XXXX data will be an effective means to serving true XXXX XXXX XXXX.

III. Project Management and Methodology Approach

     The XXXX Project shall conform to the ISSC Project Management methodology set forth in Schedule H.

IV.  ISSC Responsibilities

     A. Provide the overall project management to oversee development and implementation of the XXXX XXXX Systems.

     B. Provide the integrated architecture and infrastructure necessary to support these series of executive based systems including:

         1. Computer XXXX

         2. XXXX architecture,

         3. Communications XXXX,

         4. Data XXXX, and

         5. Documentation/procedures over XXXX XXXX.

     C. Critical functions to be included in the XXXX XXXX System

         1. XXXX XXXX XXXX by supplier XXXX and product.


                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                       Page 35 of 39

                                  Section N-9
                               XXXX XXXX Systems



         2. Actual XXXX XXXX by XXXX;

         3. Actual XXXX XXXX by XXXX;

         4. Actual XXXX XXXX by XXXX XXXX; and

         5. Actual XXXX XXXX by XXXX and XXXX within that XXXX.

      D. Conduct the XXXX software XXXX XXXX and XXXX  of the XXXX XXXX
         Systems.

      E. Manage the XXXX and XXXX of the specific XXXX associated with the XXXX of each system comprising the portfolio of the XXXX XXXX Systems.

      F. Provide the XXXX XXXX including the XXXX, XXXX development XXXX and project XXXX XXXX.

      G. Maintain and support the XXXX XXXX XXXX.

      H. Provide XXXX maintenance and support for the XXXX XXXX System.

      I. Provide a high performance XXXX/XXXX.

      J. Develop XXXX and XXXX as necessary to support the XXXX XXXX XXXX XXXX System and those portions of the XXXX System, to XXXX XXXX System.

      K. Determine the XXXX required from the XXXX and provide temporary linkages to the XXXX during XXXX.

V.   Unisource Responsibilities

      A. Populate the XXXX that make up the XXXX XXXX System.

      B. Maintain and refresh the XXXX XXXX System XXXX.

      C. Ensure the XXXX System XXXX XXXX and XXXX.

      D. Learn basic routines and functions of the XXXX selected to XXXX these XXXX through XXXX provided by the ISSC team.

      E. Provide availability of XXXX linkage between Unisource and XXXX for the XXXX XXXX XXXX System.

      F. Supply XXXX workstations (XXXX) as the primary XXXX XXXX XXXX.

      G. Complete that part of the XXXX product XXXX currently underway at Unisource necessary for ISSC to XXXX this XXXX.

      H. Determine the specific XXXX for the process areas listed below:

         1. XXXX and XXXX

         2. XXXX Service

         3. Measurement

         4. XXXX Management

         5. XXXX and XXXX Management

VI.  Project Deliverables

      A. XXXX Report

      B. XXXX Report

      C. XXXX Plan - XXXX Plan

      D. XXXX XXXX Report

      E. XXXX XXXX Procedures

      F. XXXX Descriptions

      G. XXXX Plan - XXXX Plan

      H. XXXX XXXX Design

      I. XXXX XXXX Report


                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                       Page 36 of 39

                                  Section N-9
                               XXXX XXXX Systems


     J. Testing Design Report

     K. User Procedure Manual

     L. Operation Readiness Test

     M. Acceptance Test Report

     N. Master Plan - Evolution Plan

     O. User Infrastructure - Refined

VII. Completion Criteria

     Unisource shall accept each of the XXXX upon successful completion of the XXXX XXXX XXXX.


                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                     Page 37 of 39

                                  Schedule N
                                   Projects

Section N-10
XXXX XXXX XXXX


  I. Scope

     Currently Unisource utilizes various XXXX XXXX XXXX XXXX to meet its business needs. These solutions are XXXX with varying XXXX of XXXX. The XXXX XXXX represent a reasonable XXXX point but are not XXXX because of a lack of a XXXX XXXX in addressing the XXXX XXXX from the perspective of XXXX and XXXX management. The XXXX XXXX have focused on providing XXXX to a XXXX or a XXXX XXXX. Therefore, this Project Section addresses the XXXX of the multiple XXXX XXXX XXXX and the XXXX and XXXX of the XXXX of an XXXX XXXX software XXXX which XXXX Unisource's XXXX. This XXXX will include an impact XXXX of the current XXXX of XXXX solutions across the Unisource
     XXXX. The base transaction set that will be included for day one XXXX will contain the XXXX XXXX at a XXXX.

         Transaction Number                Description
               810                         XXXX
               820                         XXXX XXXX/XXXX XXXX
               823                         XXXX
               832                         XXXX
               848                         XXXX XXXX XXXX XXXX
               850                         XXXX XXXX
               855                         XXXX XXXX XXXX
               857                         XXXX
               859                         XXXX XXXX
               865                         XXXX XXXX XXXX XXXX

     Currently within Unisource, an XXXX XXXX has been XXXX to address XXXX XXXX needs. This will be addressed in the XXXX XXXX XXXX XXXX Section.

 II. Project Management and Methodology Approach

     The XXXX Project shall XXXX to the XXXX XXXX XXXX methodology set forth in Schedule H.

III. ISSC Responsibilities

     A. Provide overall project management to oversee the successful development and implementation of the XXXX system.

     B. Provide the integrated XXXX and XXXX necessary to support this system in including:

         1. XXXX XXXX architecture;

         2. XXXX architecture;

         3. Communication architecture;

         4. XXXX architecture; and

         5. Documentation/procedures over XXXX XXXX.

     C. XXXX XXXX will adhere to industry standards.

     D. XXXX can accommodate XXXX and XXXX XXXX profiles.

     E. The XXXX XXXX will be rolled out along with the XXXX systems.

     F. Existing security within XXXX and XXXX translator XXXX is adequate.

     G. The XXXX solution will be XXXX and XXXX compatible.

     H. The software vendor will provide the base package training.

     I. Design, develop and implement the XXXX solutions.

     J. Manage the XXXX and XXXX of the specific tasks associated with the XXXX of this system.


                               December 22, 1993
ISSC/Unisource Confidential       Schedule N                     Page 38 of 39

                                 Section N-10
                                XXXX XXXX XXXX


    IV. Unisource Responsibilities

         A. Provide access to the appropriate personnel within the organization to facilitate the accelerated Project time frame.

         B. Provide access to all XXXX systems and related data to facilitate the accelerated Project time frame.

         C. Prioritize the current XXXX XXXX to be supported.

         D. Set-up and communicate customer and/or vendor profiles to process XXXX transactions.

         E. Complete that portion of common product numbers project necessary for ISSC to proceed with this Project by XXXX.

         F. Implement the appropriate business processes prior to implementation of the XXXX solution.

         G. Select and negotiate the XXXX XXXX XXXX (XXXX) XXXX as a part of the XXXX agreement.

         H. Appoint a single project sponsor within Unisource.

    V.  Project Deliverables

         A. Business Area Requirements

         B. Business Area Strategy Model

         C. Finalist XXXX & XXXX Model

         D. Master Plan - Development Plan

         E. XXXX XXXX Model

         F. Project Charter

         G. Short-list Evaluation Model

         H. Deliverable Scope - Integration & Testing Phase

         I. Application Software Unit and Integration Test Report

         J. Master Plan - Implementation Plan

         K. Package Application - Unit and Integration Tested

         L. Package Integration Environment

         M. XXXX XXXX - System Tested

         N. XXXX XXXX Design Report

         O. XXXX XXXX Environment

         P. System Test Report

         Q. User Procedure Manual

         R. Training Program

         S. Package Test Design Report

         T. Operation Readiness Test

         U. Acceptance Test Report

         V. Implementation Plan

    VI. Completion Criteria

        Unisource shall accept the XXXX XXXX upon successful completion of the Operation Readiness Test.


                                  December 22, 1993
ISSC/Unisource Confidential          Schedule N                   Page 39 of 39

ISSC / Unisource

Agreement for Information Technology Services                 [ART APPEARS HERE]
- --------------------------------------------------------------------------------

                                  Schedule O
                  Affected Employees and Personnel Transition

Section O-1
Affected Employees - United States

No.   LOCATION                    EMPLOYEE NAME            POSITION DESCRIPTION           XXXX          DOH        ANNUAL $
 1.   Butler - Denver             Arceneaux, Susan         Ops Spt Analyst II                         06/15/XX     $XXXX-US
 2.   Butler - Denver             Baker, Dawn              Systems Consultant                         05/09/XX     $XXXX-US
 3.   Butler - Denver             Bollig, Deborah          Project Leader                             09/09/XX     $XXXX-US
 4.   Butler - Denver             Clay, Laurel             Ops Spt Analyst II                         09/30/XX     $XXXX-US
 5.   Butler - Denver             Cosyns, Kirby            Programmer/Analyst                         02/25/XX     $XXXX-US
 6.   Butler - Denver             Drutar, Ricky            Computer Ops Mgr                           06/08/XX     $XXXX-US
 7.   Butler - Denver             Durbin, Troy             Programmer/Analyst                         11/07/XX     $XXXX-US
 8.   Butler - Denver             Giesler, Louis           Technical Analyst                          04/11/XX     $XXXX-US
 9.   Butler - Denver             Haber, Klee Ray          Computer Operator                          04/16/XX     $XXXX-US
10.   Butler - Denver             Hendrick, David          Sr Computer Operator                       07/26/XX     $XXXX-US
11.   Butler - Denver             Jeffries, Jennie         Programmer Analyst                         12/12/XX     $XXXX-US
12.   Butler - Denver             Kapczynski, Michele      Computer Operator II                       05/26/XX     $XXXX-US
13.   Butler - Denver             Mattie, David            Programmer Analyst                         06/01/XX     $XXXX-US
14.   Butler - Denver             McQuaid, Danielle        Systems Analyst                            12/02/XX     $XXXX-US
15.   Butler - Denver             Melka, Scott             Sr Systems Analyst                         07/08/XX     $XXXX-US
16.   Butler - Denver             Miller, Lori             Info Ctr/BMW Supervisor                    09/02/XX     $XXXX-US
17.   Butler - Denver             Naous, Ahlam             Programmer I                               04/06/XX     $XXXX-US
18.   Butler - Denver             Ray, Diane               Programmer II                              11/04/XX     $XXXX-US
19.   Butler - Denver             Rothchild, Donna         Ops Spt Analyst II                         01/13/XX     $XXXX-US
20.   Butler - Denver             Roth, Michael            Computer Operator II                       11/18/XX     $XXXX-US
21.   Butler - Denver             Sebesta, Shirley         Sr Data Entry Operator                     10/03/XX     $XXXX-US
22.   Butler - Denver             Siewert, Dianne          Op Spt Analyst II                          05/03/XX     $XXXX-US
23.   Butler - Denver             Smith, Niki              Sys Dev/Proj Mgr                           03/14/XX     $XXXX-US
24.   Butler - Denver             Spaulding, Kathleen      Sr Systems Analyst                         12/12/XX     $XXXX-US
25.   Butler - Denver             Von Feldt, Pattison      Programmer/Analyst                         12/14/XX     $XXXX-US
26.   Carson - California         Coleman, Margaret        Computer Operator                          09/22/XX     $XXXX-US
27.   Carson - California         Lucas, Marcia            Computer Operator                          11/19/XX     $XXXX-US
28.   Cincinnati                  Arnold, Ben              Operator/Programmer                        04/11/XX     $XXXX-US
29.   Cincinnati                  Cowdrey, Robert          Ops Mgr and Tech Svcs           X          08/17/XX     $XXXX-US
30.   Cincinnati                  Debord, Eddie            Programmer/Analyst                         06/03/XX     $XXXX-US
31.   Cincinnati                  Gosnell, Michael         Computer Operator                          04/18/XX     $XXXX-US
32.   Cincinnati                  Jones, Jim               Batch Systems Mgr               X          07/01/XX     $XXXX-US
33.   Cincinnati                  Klein, Robert            Programmer/Analyst                         07/01/XX     $XXXX-US
34.   Cincinnati                  O'Donnell, Joe           Sys Dev Mgr, US Ops             X          03/19/XX     $XXXX-US
35.   Cincinnati                  Patten, Charles          Programmer/Analyst                         05/09/XX     $XXXX-US
36.   Cincinnati                  Turner, Bill             Manager, On-line Sys            X          02/01/XX     $XXXX-US
37.   COPCO - Columbus            Barnhart, Jay            Computer Programmer                        10/12/XX     $XXXX-US
38.   COPCO - Columbus            Binder Stephen           Info Tech Mgr                   X          02/13/XX     $XXXX-US
39.   COPCO - Columbus            Hedrick, Marilyn         Ops/Spt Analyst(Part Time)                 07/06/XX     $XXXX-US
40.   COPCO - Columbus            Marquardt, Michael       Computer Programmer                        06/08/XX     $XXXX-US
41.   COPCO - Columbus            Penn, Saprina            Hdw Support & Operations                   08/30/XX     $XXXX-US
42.   COPCO - Columbus            Rupert, David            Computer Programmer                        09/05/XX     $XXXX-US
43.   COPCO - Columbus            Thompson, Tamara         Comp Ops Supervisor                        06/18/XX     $XXXX-US
44.   Garrett - Philadelphia      Dinardo, Charles         Operations Supervisor                      05/01/XX     $XXXX-US
45.   Garrett - Philadelphia      MacSaveny, Donald        Programmer/Analyst                         05/16/XX     $XXXX-US
46.   Garrett - Philadelphia      Morrison, George         Sr Programmer/Analyst                      08/17/XX     $XXXX-US
47.   Garrett - Philadelphia      Nigro, John              Computer Operator II                       04/20/XX     $XXXX-US
48.   Monarch - Houston           Mingo, Kathy             Computer Operator                          04/01/XX     $XXXX-US
49.   Monarch - Houston           O'Neill, Carol           Programmer                                 05/03/XX     $XXXX-US

                            DRAFT December 21, 1993
ISSC/Unisource Confidential       Schedule O                         Page 1 of 4

Section O-1
Affected Employees - United States


NO.      LOCATION                          EMPLOYEE NAME           POSITION DESCRIPTION       XXXX          DOH        ANNUAL $

50.      Monarch - Houston                 Warhoe, Brian           Info Tech Mgr                X        07/01/XX     $XXXX - US
51.      Northeast Region - Conn           Cyr, Loretta            Sr Programmer/Analyst                 09/28/XX     $XXXX - US
52.      Northeast Region - Conn           Donato, Vito            Applications Specialist               04/17/XX     $XXXX - US
53.      Northeast Region - Conn           Gable, Kayellen         Ops Spt Analyst                       02/16/XX     $XXXX - US
54.      Northeast Region - Conn           Mody, Arvinda           Sr Programmer Analyst                 05/10/XX     $XXXX - US
55.      Northeast Region - Conn           Pisko, Linda            Sr Computer Operator                  10/11/XX     $XXXX - US
56.      Northeast Region - Conn           Schleicher, Randy       Sr Programmer Analyst                 11/23/XX     $XXXX - US
57.      Northeast Region - Conn           Tran, Phuong Van        Sr Programmer/Analyst                 05/07/XX     $XXXX - US
58.      Northeast Region - Conn           Tyson, Emma             Computer Operator                     11/20/XX     $XXXX - US
59.      Northeast Region - Conn           Whiting, Kenneth        Sr Programmer/Analyst                 05/10/XX     $XXXX - US
60.      Oyster Point - San Fran           Alegata, Steve          Computer Operator                     07/23/XX     $XXXX - US
61.      Oyster Point - San Fran           Barnes, Kenneth         Sr Systems Analyst                    02/07/XX     $XXXX - US
62.      Oyster Point - San Fran           Berlin, James           Programmer/Analyst                    08/12/XX     $XXXX - US
63.      Oyster Point - San Fran           Dawson, John            Systems Analyst                       03/16/XX     $XXXX - US
64.      Oyster Point - San Fran           Descalzo, Vicki         Info Support Analyst                  04/11/XX     $XXXX - US
65.      Oyster Point - San Fran           Esquibel, Cynthia       Info Support Analyst                  09/04/XX     $XXXX - US
66.      Oyster Point - San Fran           Gorospe, Arturo         Computer Operator                     04/02/XX     $XXXX - US
67.      Oyster Point - San Fran           Jensen, Walter          MIS Operations Mgr                    03/04/XX     $XXXX - US
68.      Oyster Point - San Fran           Kinyauo, Kathee         Computer Operator                     01/02/XX     $XXXX - US
69.      Oyster Point - San Fran           Palma, Ronald           Systems Analyst                       12/17/XX     $XXXX - US
70.      Oyster Point - San Fran           Prasadi, Rajesh         Computer Operator                     01/06/XX     $XXXX - US
71.      Oyster Point - San Fran           Rico, Hipolito          Systems Analyst                       03/06/XX     $XXXX - US
72.      Oyster Point - San Fran           Sieg, Wallace           MIS Dir                      X        06/24/XX     $XXXX - US
73.      Oyster Point - San Fran           Stewart, J. Michael     Sr Systems Analyst                    05/06/XX     $XXXX - US
74.      Oyster Point - San Fran           Ulrich, Raymond         Sr Systems Analyst                    06/13/XX     $XXXX - US
75.      PCA Central - St. Louis           James, Cherie           Computer Operator                     03/22/XX     $XXXX - US
76.      PCA Central - St. Louis           Lenze, Dale             Programmer                            08/17/XX     $XXXX - US
77.      PCA Central - St. Louis           Newton, Verlinda        Help Desk Coordinator                 11/30/XX     $XXXX - US
78.      PCA Central - St. Louis           Ratterman, Ronald       Programmer                            10/25/XX     $XXXX - US
79.      PCA Central - St. Louis           Weber, Jerry            Info Tech Manager            X        09/22/XX     $XXXX - US
80.      Unijax - Jacksonville             Bacon, Roosevelt        Computer Operator                     06/25/XX     $XXXX - US
81.      Unijax - Jacksonville             Barker, Rick            Programmer/Analyst                    05/26/XX     $XXXX - US
82.      Unijax - Jacksonville             Bell, Edrena            Data Entry & Control                  05/07/XX     $XXXX - US
83.      Unijax - Jacksonville             Boree, David            Systems Programmer                    08/17/XX     $XXXX - US
84.      Unijax - Jacksonville             Bussey, Cecil           Computer Operator                     04/08/XX     $XXXX - US
85.      Unijax - Jacksonville             Denomme, Carol          Tape Librarian                        11/23/XX     $XXXX - US
86.      Unijax - Jacksonville             Giordano Jr., Frank     Computer Ops Mgr                      01/12/XX     $XXXX - US
87.      Unijax - Jacksonville             Hays, Michael           Data Entry & Control                  09/03/XX     $XXXX - US
88.      Unijax - Jacksonville             Head, Barbara           Data Control Supervisor               04/01/XX     $XXXX - US
89.      Unijax - Jacksonville             Herrington, Hilda       Programmer/Analyst                    08/16/XX     $XXXX - US
90.      Unijax - Jacksonville             Hoppe, Elaine           Programmer/Analyst                    09/15/XX     $XXXX - US
91.      Unijax - Jacksonville             Kuczewski, Tony         Project Analyst                       06/01/XX     $XXXX - US
92.      Unijax - Jacksonville             Livingston, Bill        Systems & Programming Dir    X        08/31/XX     $XXXX - US
93.      Unijax - Jacksonville             Neal, Diana             Help Desk Mgr                         08/17/XX     $XXXX - US
94.      Unijax - Jacksonville             Olsen, Nancy            Data Entry & Control                  01/28/XX     $XXXX - US
95.      Unijax - Jacksonville             Poole, Steffanie        Help Desk                             05/17/XX     $XXXX - US
96.      Unijax - Jacksonville             Potfay, Wayne           Help Desk                             09/14/XX     $XXXX - US
97.      Unijax - Jacksonville             Shepler, Stephen        Programmer/Analyst                    05/17/XX     $XXXX - US
98.      Unijax - Jacksonville             Shupe, Doug             Mgr Tech Support                      11/07/XX     $XXXX - US
99.      Unijax - Jacksonville             Thompson, Bill          Programmer/Analyst Mgr       X        08/25/XX     $XXXX - US
100.     Unijax - Jacksonville             Turner, Jesse           Computer Operator                     03/05/XX     $XXXX - US
101.     Unijax - Jacksonville             Tye Jr., John           Help Desk                             10/02/XX     $XXXX - US
102.     Unijax - Jacksonville             Voss, Jeff              Project Analyst                       11/14/XX     $XXXX - US
103.     Unijax - Jacksonville             Ward, Pamela            Help Desk                             06/12/XX     $XXXX - US
104.     Unijax - Jacksonville             Wilkerson, James        Operations Dir               X        09/01/XX     $XXXX - US
105.     Unijax - Jacksonville             Wilson, Deniece         Data Entry & Control                  10/17/XX     $XXXX - US
106.     Unijax - Jacksonville             Wurth, Karl             Programmer/Analyst                    03/15/XX     $XXXX - US



                                DRAFT December 21, 1993
ISSC/Unisource Confidential         Schedule O                     Page 2 of 4
uniskdo

                                  Schedule O
                  Affected Employees and Personnel Transition


Section O-2
Affected Employees - Canada


NO.      LOCATION                          EMPLOYEE NAME           POSITION DESCRIPTION      XXXX          DOH        ANNUAL $

 1.      Canada - Montreal                 Cordell, Kim            Sr Programmer/Analyst                 11/13/XX     $XXXX-CA
 2.      Canada - Montreal                 Filteau, Sylvie         Programmer/Analyst                    01/06/XX     $XXXX-CA
 3.      Canada - Montreal                 Finoli, Patricia        Systems Analyst                       09/24/XX     $XXXX-CA
 4.      Canada - Montreal                 Glatzfelder, Heinz      Sys Dev Mgr, Fine Paper   XXXX        11/22/XX     $XXXX-CA
 5.      Canada - Montreal                 Lovegrove, Linda        Programmer/Analyst                    09/21/XX     $XXXX-CA
 6.      Canada - Montreal                 Mouktan, Mohamed        Programmer/Analyst                    03/05/XX     $XXXX-CA
 7.      Canada - Toronto                  Chung, Dominic          Data Base Administrator               06/20/XX     $XXXX-CA
 8.      Canada - Toronto                  Fielder, Jim            Sr Programmer/Analyst                 06/22/XX     $XXXX-CA
 9.      Canada - Toronto                  Kanandreas, Dean        Sr Programmer/Analyst                 05/16/XX     $XXXX-CA
10.      Canada - West                     Agellon, Roger          Head Operator                         03/10/XX     $XXXX-CA
11.      Canada - West                     Clark, Eric             Operator                              01/01/XX     $XXXX-CA
12.      Canada - West                     Harvey, Cameron         Computer Operator                     07/04/XX     $XXXX-CA
13.      Canada - West                     Hong, Michael           Systems Manager                       06/13/XX     $XXXX-CA
14.      Canada - West                     Roger, Gary             Ops Mgr, Info Sys         XXXX        07/02/XX     $XXXX-CA
15.      Canada - West                     Samson, Emmanuel        Computer Operator                     11/20/XX     $XXXX-CA
16.      Canada - West                     Wu, Richard             Data Processing Analyst               03/02/XX     $XXXX-CA



                            DRAFT December 21, 1993
 ISSC/Unisource Confidential         Schedule O                    Page 3 of 4
 uniskdo

                                  Schedule O
                  Affected Employees and Personnel Transition


Section O-3
Personnel Transition




                                 Major Events
                    Human Resource and Communications Tasks


EVENT                                                 DATES
Finalize plans - affected employees                   XXXX
   (ISSC hire vs. Unisource retain)

ISSC Information Sessions for affected employees      XXXX

  . Contingent job offers made

  . Employment process overview

  . Benefits orientation

Receive employment applications form from employees   XXXX

Schedule/conduct medical screening                    XXXX

Schedule/conduct individual manager/employee meeting  XXXX

Deliver Employment Offer Letters                      XXXX

Acceptance offers due from employees                  XXXX

Begin employment processing                           XXXX

  . Employees on ISSC compensation/benefits

New employee/manager orientation/education            XXXX

  . ISSC Corporate overview

  . ISSC policies, practices, etc.

  . Compensation program

  . Performance planning/evaluation process

  . Awards program

Managers enrolled in Corporate Management Training    XXXX


                                DRAFT December 21, 1993
ISSC/Unisource Confidential           Schedule O                 Page 4 of 4

ISSC / Unisource

Agreement for Information Technology Services             [ARTWORK APPEARS HERE]

- --------------------------------------------------------------------------------

                                  Schedule P

                           Procedures Manual Outline

1.  Current Environment

    Unisource site procedures for operations and AD/M Services in effect at each Unisource Service Location prior to the Commencement Date will remain in effect for that Unisource Service Location until implementation of the Restructured Business Platform at that Unisource Service Location as described in Schedule N.

2.  Restructured Business Platform

    ISSC is responsible for creating, updating and maintaining the ISSC operations and AD/M Services Procedures Manual for the Restructured Business Platform described in Schedule N, in consultation with Unisource and with Unisource's prior approval of any Unisource obligations included therein. ISSC shall include this documentation in the Procedures Manual:

    a. reviewing operations documentation for adherence to operational procedures and standards;

    b. periodically distributing to Unisource employees, information bulletins regarding new or changed operations and procedures;

    c. updating and maintaining help desk documentation and procedures and distributing to appropriate Unisource personnel; and

    d.  developing operations documentation for all Systems Software.

    An example of a Procedures Manual index is depicted below:

1.  Introduction

    a.  Purpose
    b.  Audience

2.  Enforcement of Standards

3.  Requirements Process

    a.  Introduction
    b.  What is REQMENT?
    c.  REQMENT Versus Service Request Documentation
    d.  When are REQMENTs required?
    e.  How does the REQMENT process work?
    f.  REQMENT Subscription List (Current Assignments)

4.  Security

    a.  ISSC Data Center Security Requirements

5.  Disaster Recovery

    a.  Overview
    b.  Critical Applications
    c.  Disaster Recovery Plan Outline
    d.  Operations

6.  Production

    a.  Production Support

7.  Customer System Hardware Service Call Procedures

    a.  Customer System Hardware (In Lexington)
    b.  Customer System Hardware (Remote)
    c.  Power-Up/Power-Down Procedures
    d.  Emergency Power-Down Sequence
    e.  Power-Up Sequence

8.  Application Convention

    a.  Program IDs
    b.  Application Code Assignment Procedure
    c.  Production Data set Names
    d.  Examples of Production Data set
    e.  Label Information
    f.  JCL and PROCS
    g.  Examples of Naming Conventions
    h.  Reviewing JCL
    i.  JOB Class
    j.  JOB Statement Format
    k.  Critical Error Handling
    l.  Date - Compiled
    m.  Use of Live Test Data
    n.  Production Turnover Procedures - Operations
    o.  Production Turnover Procedures - Programming
    p.  Accessing Production Source Code
    q.  Reader Queue Dispositions
    r.  Output Queue Class
    s.  Output Queue Disposition
    t.  Report Distribution

                               December 22, 1993
ISSC/Unisource Confidential        Schedule P         Page 1 of 3

                                  Schedule P
                           Procedures Manual Outline

 9. Help Desk

    a. Scope
    b. Workstation Environment
    c. Help Desk Procedures Documentation
    d. Escalation Standards
    e. Executive Alert Process
    f. Alert Notification - Phase I
    g. Alert Notification - Phase II
    h. Alert Process Overview
    i. Alert Process Flowcharts
    j. Alert Responsibilities
    k. Customer Alert Criteria
    l. Notification Guidelines
    m. Alert Open/Update/Closed Document Distrib-ution

10. Technical Support
    a. VAX Operating System
    b. UNIX Operating System
    c. Customer Procedures and Observances
    d. Building A New SCP
    e. Standalone Procedure for DDR DASD to Tape
    f. Miscellaneous Support Procedures
    g. Technical Observances

11. Network Configurations

    a. Lexington to Customer Connection
    b. Network Support

12. Configuration Management

    a. Scope
    b. Objectives
    c. Layouts

13. Storage and Data Management Processes

    a. Tape Backup
    b. Database Administration

14. XXXX XXXX XXXX

    a. Service Level Management
    b. Maintenance Service
    c. Disaster Recovery Services
    d. Security
    e. Problem/Change Management
       1) Problem Management
          a) Introduction
          b) Related Publications
          c) Mission
          d) Scope
          e) Objectives
          f) Problem Definition
          g) Problem Management Process
          h) Problem Process Flow
          i) Problem Record Flow
          j) Process Overview
          k) Recognition
          l) Reporting
          m) Problem Entry
          n) Problem Determination
          o) Severity Definitions
          p) Changing Severity
          q) Update and Exception Criteria
          r) Update Criteria
          s) Exception Criteria
          t) Abeyant Problems
          u) Target Date - Definition
          v) SMC Review (target dates)
          w) Outage Reporting
          x) Problem Assignment
          y) Problem Acceptance
          z) Problem Reassignment
         aa) Problem Notification
         ab) Problem Documentation
         ac) Bypass And Recovery
         ad) Problem Resolution
         ae) Problem Closure
         af) Problem Monitoring/Escalation
         ag) Escalation
         ah) Responsibilities
         ai) Department Coordinator Responsibilities
         aj) SMC Coordinator Responsibilities
         ak) Problem Management Reports
         al) Problem Meetings
      2) Change Management
          a) Introduction
          b) Change Definition
          c) Change Management Objectives
          d) Change Management Process
          e) Change Management - Basics
          f) Change Entry
          g) Change Request Record
          h) Required Field
          i) Technical Assessment
          j) Business Assessment
          k) Change Scheduling
          l) Change Approval
          m) Change Testing
          n) Installing Changes
          o) Change Outage Recording
          p) Reporting
          q) Change Management Process Flow
             (Graphic)
          r) Change Management Procedures
          s) Change Management Procedures
          t) When Is A Change Request Required?
          u) Requesting A Change
          v) Maintenance Changes
          w) Low Impact, Quick Change
          x) Change Checklist
          y) Operations Installation
          z) Change Implementation Completion
         aa) Change Backout Guidelines
         ab) Post Change Review
         ac) Operations Responsibilities
         ad) Determining Failed Changes
         ae) Reporting Failed Changes
    f. Recovery Management
       1) Introduction
       2) Recovery Management Process
       3) SMC Overview
       4) SMC INTERFACES
       5) Application Recovery
       6) Software Support

                               December 22, 1993
ISSC/Unisource Confidential       Schedule P                      Page 2 of 3

                                  Schedule P
                           Procedures Manual Outline

     g. Batch Processing Management
     h. Online Processing Management
     i. Performance Management
     j. Capacity Management

15. Legend of Assignees

16. Hardware Listing As Of / /

     a. Hardware in Lexington
     b. Hardware at Remote Locations

17. Customer Software Requirements by Application
    Versus System

     a. Application Requirements
     b. System Software

18. Customer Applications

     a. List of Customer Applications

19. Application Availability

     a. On-line and Batch Time Frames

20. Disaster Recovery Plan Outline

     a. Overview of the Disaster Recovery Plan
     b. Disaster Definition & Declaration Process
     c. Disaster Definition
     d. Disaster Declaration
     e. Crisis Management Team
     f. Management Action Team
     g. Company Information & Mission Statement
     h. Vital Business Processes
     i. Applications
     j. Priorities
     k. Ownership
     l. Timings
     m. Team Responsibilities
     n. Crisis Management Team
     o. Systems Support & Operations Management Action Team
     p. Application Owner Recovery Teams
     q. Contacts
     r. Backup
     s. Skills
     t. Backup & Recovery Plans for Computing Systems Support Functions
     u. Vital Records Storage & Retrieval
     v. Hardware & Teleprocessing Environment
     w. Operation Systems & Software
     x. Data Base Management
     y. Operations
     z. Application Support
    aa. Security
    ab. Development Support
    ac. PCs, LANs, Voice Communications, etc ad. Backup & Recovery Plans for Each Vital Business Process & Application ae. Process Description af. Key Contacts ag. Notification Procedures ah. Critical Suppliers of Services ai. Service Level Agreements aj. Critical Dependencies ak. Critical Requirements Real Time & Batch al. RIM & Vital Records Requirements am. Recovery Test Criteria & Results an. Application Backup Procedures ao. Application Recovery & Control Procedures ap. Return to Permanent Site aq. Business Recovery Testing Procedures ar. Operational Test as. Simulation Test at. Business Recovery Implementation Plan au. Other Procedures & Agreements av. Disaster Prevention Information aw. Recovery Control Center Procedures ax. Plan Maintenance Procedures ay. Tracking & Reporting Procedures az. Agreements With Recovery Site, Suppliers of Services, etc ba. Transportation





                                      December 22, 1993
ISSC/Unisource Confidential              Schedule P               Page 3 of 3

ISSC / Unisource

Agreement for Information Technology Services          [ARTWORK APPEARS HERE]

- --------------------------------------------------------------------------------



                                  Schedule Q

                            Human Resources Claims












There are no claims as of the Commencement Date.











                               December 22, 1993
ISSC/Unisource Confidential       Schedule Q                       Page 1 of 1

ISSC / Unisource

Agreement for Information Technology Services           [ARTWORK APPEARS HERE]

- --------------------------------------------------------------------------------

                                  Schedule R

                           XXXX XXXX XXXX/ISSC Data Center Platform


The quantities and/or machine types and models may change as the Restructured Business Platform requirements change and will be subject to the Change Management Process.


                           ISSC Data Center Platform

QTY ITEM NUMBER DESCRIPTION

XXXX XXXX-HA   XXXX, Model XXXX AXP Base Server System
XXXX XXXX-MD   Open XXXX SHP Upgrade Module for XXXX upgrades
XXXX XXXX-BA   XXXX slot Plug-in Unit
XXXX XXXX-DA   XXXX Memory (XXXX per system)

XXXX XXXX-6C   XXXX XXXX Unlimited User License
XXXX XXXX-AA   XXXX E/N Open XXXX License for XXXX
XXXX XXXX-AA   XXXX F/F Upgrade for XXXX
XXXX XXXX-H8   XXXX Media & Extended Doc on CD Rom
XXXX XXXX-GZ   XXXX Extended Documentation
XXXX XXXX-H8   Layered Product Media/DOC on CD Rom
XXXX XXXX-C8   XXXX Condist/Conold CD Rom Services
XXXX XXXX-AA   OpenVHS Cluster License for XXXX
XXXX XXXX-AA   XXXX Shadowing License for XXXX

XXXX XXXX-AA   XXXX Performance Data Collector License
XXXX XXXX-AA   XXXX Software Distribution VHS License
XXXX XXXX-AA   XXXX Optimizer License
XXXX XXXX-AA   XXXX Manager For Dist. System Driver (AMDS)

XXXX XXXX-AC   XXXX 4000 Model 90
XXXX XXXX-HA   XXXX Monitor, XXXX x XXXX Resolution
XXXX XXXX-EM   XXXX internal SCSI Disk
XXXX XXXX-TA   XXXX Cartridge Tabletop Tape System
XXXX XXXX-09   Tape XXXX Cable
XXXX XXXX-H5   XXXX Media and Base Documentation, TK50
XXXX XXXX-EA   XXXX XXXX XXXX Async Server
XXXX XXXX-LA   XXXX XXXX Bridge

XXXX-3B   XXXX Console Licence
XXXX-H5   XXXX Console Media and Documentation
XXXX-GZ   XXXX Console Documentation Kit
XXXX-E5   XXXX Console Distribution Service, 1 Year

XXXX-AA   XXXX Cluster License

XXXX-AA   XXXX Manager For Dist. System Console
XXXX-H5   XXXX Media and Documentation
XXXX-H5   XXXX Documentation Kit
XXXX-H5   XXXX Distribution Services

XXXX-AA   XXXX Network Manager 400 License
XXXX-H5   XXXX NH Media and Documentation, TK50
XXXX-GZ   XXXX NM Documentation Kit
XXXX-E5   XXXX NM Distribution Services, 1 Year

XXXX-AA   XXXX License
XXXX-H5   XXXX Media and Documentation, TK50
XXXX-GZ   XXXX Documentation Kit
XXXX-E5   XXXX Distribution Service, 1 Year

XXXX-AA   Terminal Server Manager (TSM) License
XXXX-H5   TSH Media and Documentation
XXXX-GZ   TSH Documentation Kit
XXXX-E5   TSH Distribution Service, 1 Year

XXXX-AA   XXXX Extended Lan Manager
XXXX-H5   XXXX Media and Documentation
XXXX-GZ   XXXX Documentation Kit
XXXX-E5   XXXX Distribution Service, 1 Year

XXXX-AA   XXXX Performance Advisor License
XXXX-H5   XXXX PA Media and Documentation
XXXX-GZ   XXXX PA Documentation Kit
XXXX-E5   XXXX PA Distribution Service, 1 Year

XXXX-AA   XXXX Capacity Planner License
XXXX-H5   XXXX CP Media and Documentation
XXXX-GZ   XXXX CP Documentation Kit
XXXX-E5   XXXX CP Distribution Service, 1 Year

XXXX-AC   XXXX Controller
XXXX-AC   XXXX Star Coupler
XXXX-AD   XXXX Upgrade for XXXX-AC
XXXX-45   CI Interconnect Cable
XXXX-AA   XXXX XXXX Disks
XXXX-AF   XXXX XXXX Array Controller, 32HB Read Cache
XXXX-MB   Controller Drive Shelf for XXXX
XXXX-JA   SCSI Drive Shelf for XXXX
XXXX-VA   XXXX XXXX SCSI Drive (XXXX)
XXXX-03   XXXX SCSI Cable
XXXX-VA   XXXX Solid State SCSI-2 Disk
XXXX-AE   XXXX Unattended Tape System.
XXXX-09   XXXX Cable for Tape System

XXXX-BC   XXXX XXXX Concentrator Box
XXXX-TA   XXXX Copper Concentrator Module
XXXX-AA   XXXX SAS Adapter
XXXX-30   XXXX Fiber Optic Cable
XXXX-LA   XXXX, DAS
XXXX-AA   XXXX Channel Telnet LAT Support
XXXX-AA   XXXX Channel Telnet LAT Support
XXXX-BA   Terminal, XXXX (includes 1 console)
XXXX-CA   XXXX Printer
XXXX-CA   XXXX Laser Printer (XXXX)
XXXX-AA   XXXX, 2 Parallel/4 Async ports
XXXX-GZ   XXXX Documentation (Hardcopy)
XXXX-KZ   XXXX media and documentation service
XXXX-AA   XXXX Adapter
XXXX-     XXXX Connector

                               December 22, 1993
ISSC/Unisource Confidential       Schedule R                     Page 1 of 3

                                  Schedule R
           Restructured Business Platform/ISSC Data Center Platform

                               XXXX XXXX System


Following is a listing of the equipment configuration that will be provided for the fees specified in the Supplement.

1. Hardware
   a. XXXX
      1) XXXX XXXX Series XXXX Model XXXX
         a) XXXX memory
         b) XXXX disk drive
         c) XXXX DAT Tape
         d) XXXX ports
      2) XXXX Terminal Equipment
         a) XXXX Network Controller
         b) XXXX XXXX Units
         c) XXXX LDS/ANSI Vehicle Terminals
         d) XXXX Handheld Standard Scanners
         e) XXXX Long Range Scanners
         f) XXXX batteries
         g) XXXX chargers
         h) XXXX - antennae
         i)      - miscellaneous cables
      3) XXXX
         a) XXXX LJ4 Laser Printers
         b) XXXX Color Workstations
         c) XXXX Long Range
         d) XXXX Label Printers
         e) XXXX Printers - type TBD
         f) XXXX Diagnostic Modem
         g) XXXX 4-channel
   b. XXXX
      1) XXXX Series XXXX Model XXXX
         a) XXXX memory
         b) XXXX disk drive
         c) XXXX DAT Tape
         d) XXXX ports
      2) XXXX Terminal Equipment
         a) XXXX Network Controller
         b) XXXX Radio Frequency Units
         c) XXXX LDS/ANSI Vehicle Terminals
         d) XXXX Handheld Standard Scanners
         e) XXXX Long Range Scanners
         f) XXXX batteries
         g) XXXX chargers
         h) XXXX - antennae
         i)      - miscellaneous cables
      3) Peripherals
         a) XXXX Laser Printers
         b) XXXX Color Workstations
         c) XXXX Long Range
         d) XXXX Label Printers
         e) XXXX Printers - type TBD
         f) XXXX Diagnostic Modem
         g) XXXX 4-channel
   c. XXXX
      1) Compaq XXXX/XXXX
         a) XXXX memory
         b) XXXX disk drive
         c) XXXX serial ports
      2) Peripherals
         a) XXXX Laser Printers
         b) XXXX Color Workstations
         c) XXXX Long Range
         d) XXXX Label Printers
         e) Printers - type TBD
         f) XXXX Diagnostic Modem
         g) XXXX port async adapter
   d. XXXX
      1) Compaq XXXX/XXXX
         a) XXXX memory
         b) XXXX disk drive
         c) XXXX serial ports
      2) XXXX
         a) XXXX Laser Printer
         b) XXXX Workstations
         c) XXXX Long Range
         d) XXXX Label Printers
         e) XXXX Printers - type TBD
         f) XXXX Diagnostic Modem
         g) XXXX port async adapter

   NOTE: Hardware configurations pending IBM products safety review
2. Software
   a) XXXX:
      1) 1 - Hewlett Packard HP-UX 9.0 64 User License
      2) 1 - Hewlett Packard ARPA Services/800 (TCP/IP)
      3) 1 - LVH Mirroring Software
      4) 1 - PROGRESS Query/Report 6.2L
      5) 1 - RIMS 3.0
   b) XXXX:
      1) 1 - Hewlett Packard HP-UX 9.0 32 User License
      2) 1 - Hewlett Packard ARPA Services/800 (TCP/IP)
      3) 1 - LVH Mirroring Software
      4) 1 - PROGRESS Query/Report 6.2L
      5) 1 - RIMS 3.0
   c) XXXX:
      1) XXXX Unix version XXXX
      2) XXXX TCP/IP XXXX
      3) XXXX - PROGRESS Query/Report XXXX
      4) XXXX - RIMS XXXX
   d) XXXX
      1) XXXX - SCO Unix XXXX
      2) XXXX - TCP/IP XXXX
      3) XXXX - PROGRESS Query/Report XXXX
      4) XXXX - RIMS XXXX


                               December 22, 1993
ISSC/Unisource Confidential       Schedule R                         Page 2 of 3

                                  Schedule R
           Restructured Business Platform/ISSC Data Center Platform



                                  XXXX System


Following is a listing of the equipment configuration that will be provided for the fees specified in the Supplement.

1. Hardware
   a. PC Tower - XXXX with XXXX BUS, XXXX Motherboard, BIOS
   b. XXXX internal RAM
   c. XXXX - XXXX Ports
   d. XXXX - Key AT - Style Keyboard BTC
   e. House (XXXX) - House Systems
   f. XXXX Floppy Drive - High Density - XXXX XXXX
   g. XXXX Floppy Drive - High Density - XXXX MB XXXX
   h. XXXX Hard Drive - XXXX
   i. XXXX Board & Text Monitor - XXXX Screen - XXXX
   j. Printer (XXXX) - TBD
   k. XXXX Disk Drive - XXXX - XXXX
   l. Map Monitor - XXXX - XXXX
   m. XXXX Board - XXXX - XXXX - XXXX
   n. XXXX Tape Backup - XXXX

      NOTE: Hardware configuration pending IBM product safety review.
2. Software
   a. XXXX System XXXX (XXXX)
   b. XXXX XXXX (includes XXXX for XXXX)
   c. XXXX Finder XXXX
   d. XXXX and XXXX XXXX
   e. XXXX (territory & day of wk) XXXX
   f. XXXX Maps
   g. XXXX MS DOS XXXX
   h. XXXX


                               December 22, 1993
ISSC/Unisource Confidential       Schedule R                         Page 3 of 3

ISSC / Unisource

Agreement for Information Technology Services         [ARTWORK APPEARS HERE]

- --------------------------------------------------------------------------------

                                  Schedule S
                                 Key Personnel

Unisource

 1. John McKiernan - VP Systems & Administration and Unisource Senior I/S Executive
 2.  Rich Hrapczynski - Director of MIS and Unisource I/S Executive

ISSC

 1.  Sean Ryan - Project Executive
 2.  Manager of Operations - Current Environment
 3.  Manager of Operations - Restructured Business Platform
 4.  Project Manager - Business Process Reengineering
 5.  Project Manager(s) - Systems Development
 6.  Project Manager(s) - Systems Implementation

Ernst & Young (ISSC Subcontractor)

 1.  Tony Madrigale - E&Y Project Executive


XXXX XXXX XXXX, Inc. (XXXX) (ISSC Subcontractor)

 1.  (TBD) - XXXX Project Manager


Unisource Operations Personnel (Current Environment)


 1.  Jerry Bernstein - VP Info Sys
 2.  Bernie Wildschutte - DBM
 3.  Dan Moritz - System & Programming Mgr
 4.  John Nielson - Business Analyst
 5.  Michele Feist - Ops Mgr
 6.  Brandi Schermacher - Computer Ops
 7.  Jody Schell - Computer Ops
 8.  Ray Gagliardi - MIS Mgr
 9.  Karl Bruce - VP I/S
10.  Steve Olroyd - Project Manager
11.  Darrin Tessmer - Technical Writer & Training
12.  Bill Weart - I/S Director
13.  Dan Chapin - System's Analyst
14.  Eric Boshart - Contract Programmer
15.  Tina Uyetani - System Admin
16.  Rod Bryan - Contract Programmer
17.  Allan McDermott - Network PC Admin
18.  Velva Nystrom - Training Coordinator
19.  Arnie Williamson - Info Center Coordinator
20.  Art Philips - CIO
21.  Delta Cole - Designated Backup
22.  Dave Eckert - Contract Programmer
23.  Dale Parker - Contract Programmer
24.  Paul Badorf - Contract Programmer
25.  Brenda Murray - Contract Programmer


                              December 22, 1993
ISSC/Unisource Confidential      Schedule S                         Page 1 of 1

ISSC / Unisource

Agreement for Information Technology Services         [ARTWORK APPEARS HERE]

- --------------------------------------------------------------------------------

                                  Schedule T

                            XXXX License Agreement



License Agreement (this "Agreement") dated as of January 1, 1994, by and between Unisource Worldwide Inc., with an office at 825 Duportail Road, Wayne, Pennsylvania, 19087 ("Unisource" or "Customer") and XXXX XXXX Inc., with an office at XXXX, XXXX, XXXX, XXXX ("XXXX").

Whereas, Unisource is in the business, among others, of selling or distributing printing papers, industrial papers, packaging equipment and films, janitorial and maintenance supplies; and

Whereas, XXXX is in the business of developing, licensing, customizing and maintaining computer application software intended to be used to perform operations and support functions for distribution businesses such as Unisource; and

Whereas Unisource desires to restructure and consolidate its overall business and information technology operations, including the implementation of a new consolidated, company-wide distribution system incorporating certain XXXX software; and

Whereas, Unisource wishes to license certain XXXX software for inclusion in its new business platform; and

Whereas, XXXX is willing to license such XXXX software as more fully described in this Agreement on the terms and conditions set forth herein;

NOW THEREFORE, the parties agree as follows:


Table of Contents

Section  Title                                                        Page
 1.0    Definitions .................................................... 2

  1.1    License Definitions ........................................... 2

 2.0    XXXX Product License ........................................... 2

 3.0    Ownership and Confidentiality .................................. 2

 4.0    Intellectual Property Rights ................................... 2

 5.0    Payment ........................................................ 3

 6.0    Taxes .......................................................... 3

 7.0    Representations and Warranties ................................. 3

 8.0    Intellectual Property Indemnity ................................ 3

 9.0    Limitations of Liability ....................................... 4

10.0    Termination .................................................... 4

11.0    Noncompetition ................................................. 4

12.0    General Provisions ............................................. 4

 12.1    Governing Law ................................................. 4

 12.2    Entire Agreement .............................................. 4

 12.3    No Waiver ..................................................... 5

 12.4    Partial Invalidity ............................................ 5

 12.5    Interpretation ................................................ 5

 12.6    Notice ........................................................ 5

 12.7    Assignment .................................................... 5

 12.8    Relationship .................................................. 5

 12.9    Publicity ..................................................... 5

 12.10   Covenant of Further Assurances ................................ 5

 12.11   Hiring of Employees ........................................... 5

13.0    Additional License Provisions .................................. 5





                                 December 22, 1993
ISSC/Unisource                      Schedule T                     Page 1 of 6

1.0  Definitions

1.1  License Definitions

a) "Affiliate" refers to divisions or Customer of business entities of which Customer owns a controlling interest. Customer includes Affiliates of Customer.
b) "XXXX Product" refers to a software product, including its object and source code format, and all documentation related thereto created and produced by XXXX and its subsidiaries worldwide. Software media is not part of the XXXX Product.
c) "Licensed Product" refers to a XXXX Product identified in Attachment A. Licensed Products and described in Exhibit A thereto Licensed Product Descriptions and any modifications to such product for Customer.
d) "Total XXXX Users" refers to the total of all interactive, on-line, simultaneous users of a DAI Product at any point in time across all processors.

2.0  XXXX Product License

2.1 XXXX hereby grants to Unisource a non-exclusive, perpetual, fully paid up, worldwide right and license to use, execute, perform, display, modify, and prepare derivative works of the Licensed Products. The rights and licenses herein granted apply to source and object versions of the Licensed Products and all product documentation for the Licensed Products. The rights and licenses herein granted are limited to internal use by Unisource throughout its worldwide business operations both future and current. No additional fees shall be due to XXXX for (1) additional users until the Total XXXX Users exceeds XXXX or (2) based upon any business volumes of Unisource Operations.
2.2 Customer shall provide XXXX with written notification identifying the processors on which Customer executes the Licensed Product. Such processors are referred to as Licensed Processors. The licenses granted herein do not impose any restriction on the number, type or configuration of the processors on which Customer executes the Licensed Product; provided that Customer's use complies with the limitations set forth in Sections 2.1.
2.3 Customer may load, copy, or transmit a Licensed Product only as necessary for execution on a Licensed Processor, except that Customer may make up to four archival copies of a Licensed Product as backup.
2.4 The rights and licenses granted to Unisource in this article 2.0 include the right and license for Unisource to provide access to the Licensed Products and/or grant sub-licenses of some or all of the rights herein granted to Unisource to any third party authorized to provide services to Unisource, subject only to the restrictions contained in this Agreement. In addition, Unisource may provide such access to the Licensed Products to its suppliers and customers as may be appropriate to operate its business with Customer.

3.0  Ownership and Confidentiality

3.1 All Licensed Products shall remain the property of XXXX or its licensors. Unisource shall receive no ownership interest in and to the Licensed Products, and shall have only those rights to the Licensed Products contained in this Agreement.

3.2 Unisource shall protect the source code version of the licensed products in accordance with the confidentiality agreement between the parties. Any third party to whom access to source code versions of the Licensed Products is provided by Unisource shall agree to the same terms for the protection of such source code as are included in the confidentiality agreement prior to such third party's access to the source code version of the Licensed Products. Customer's license to use the source code format of a Licensed Product is subject to the provisions of Section 2 plus the following provisions. Customer shall be responsible to secure and audit access to the source code. Access shall be limited to as few Customer's locations and employee's as necessary, consistent with the obligation to secure and audit access. The audit record should include at a minimum, full identification of persons who have been given access to the source code and when such access was available. The license to uses the source code includes the right to modify the source code in accordance with DAI programming standards.

4.0  Intellectual Property Rights

4.1 Customer agrees that any inventions, ideas or original works of authorship (referred to herein as "Intellectual Work") in whole or in part conceived, made, or funded by Customer, and which would constitute derivative works of XXXX Products or XXXX Information, shall belong exclusively to XXXX and shall be deemed to be part of the XXXX Products and Information for purposes of this Agreement.
4.2 When XXXX is not deemed to be the original author or owner of such Intellectual Work, Customer hereby irrevocably assigns to XXXX any and all rights, title, and interest which Customer now has or hereafter acquires in such Intellectual Work, including the right to prepare and distribute derivative works. Customer waives all copyright rights, including moral rights.
4.3 During the term of this Agreement and at any subsequent time, Customer shall, at XXXX expense, assist in the preparation of any documents required to evidence XXXX ownership or the assignment to XXXX of such Intellectual Work and assist XXXX to obtain, protect, and enforce intellectual property rights and other rights relating to such Intellectual Work. If for any reason XXXX is unable, after reasonable effort, to secure Customer's signature on any document needed to obtain, protect, or enforce any such

                               December 22, 1993
ISSC/Unisource                   Schedule T                          Page 2 of 6
     rights. Customer hereby irrevocably appoints XXXX to act on Customer's behalf to execute documents and to do all other lawful acts to obtain, protect, and enforce any such rights.

4.4 Customer specifically acknowledges that its benefits under this Agreement are full payment for such Intellectual Work and that such benefits are in lieu of any royalty payments.

4.5 Customer shall provide XXXX with the same rights to Intellectual Work contained in this Section 4.0 in relation to Customer's employees as XXXX has in relation to Customer.

5.0  Payment

Payment of the Licensed Product fees shall be in the amount set forth in Attachment B in accordance with the schedule set forth therein.

6.0  Taxes

All prices, fees, and other expenses hereunder are exclusive of all sales, value-added, personal property, and other taxes and are exclusive of all custom duties and other charges which may result from the transaction herein, including taxes or charges based upon the sale, license, delivery, installation, use, or maintenance of hardware or software or upon the provision of services. Such taxes and charges shall be the responsibility of and paid by Customer, except for taxes based on XXXX net income.

7.0  Representations and Warranties

7.1  XXXX represents and warrants that:

     a) it is the owner of the Licensed Products or, if it is not the owner of the Licensed Products, it has sufficient right and interest in and to the Licensed Products to grant the licenses granted herein; and

     b) the licenses herein granted will not infringe any valid U.S. or Canadian intellectual property right.

7.2 Except as stated in this section, XXXX makes no other warranties in respect of the Licensed Products and explicitly disclaims all other warranties, express or implied, including the implied warranties of merchantability and fitness for a specific purpose. XXXX does not represent or warrant that the Licensed Products will be error free or that operation of the Licensed Products will be uninterrupted.

8.0 Intellectual Property Indemnity

8.1 XXXX shall indemnify Unisource from, and defend Unisource against, any liability or expenses (including attorney's fees) arising out of or relating to any Claim (1) that the Licensed Products or any modifications to Licensed Products performed by DAI infringe upon the proprietary rights of any third party (except as may have been caused by a modification by Unisource or a third party acting for Unisource or Unisource's combination, operation or use with devices, data or programs furnished by Unisource or
     (2) related to XXXX use of any Licensed Product or Intellectual Work (a Claim).

8.2 If any Claim is commenced against Unisource under Section 8.1 notice thereof shall be given to XXXX as promptly as practicable. After such notice, if XXXX shall acknowledge in writing to Unisource that this Agreement applies with respect to such Claim, then XXXX shall be entitled, if it so elects, in a notice delivered to Unisource not less than 10 days prior to the date on which a response to such Claim is due, to take control of the defense and investigation of such Claim and to employ and engage attorneys of its sole choice to handle and defend the same, at XXXX sole cost and expense. Unisource shall cooperate in all reasonable respects with DAI and its attorneys in the investigation, trial and defense of such Claim and any appeal arising therefrom; provided, however, that Unisource may, at its own cost and expense, participate, through its attorneys or otherwise, in such investigation, trial and defense of such Claim and any appeal arising therefrom. No settlement of a Claim that involves a remedy other than the payment of money by XXXX shall be entered into without the consent of Unisource. After notice by XXXX to Unisource of its election to assume full control of the defense of any such Claim. XXXX shall not be liable to Unisource for any legal expenses incurred thereafter by Unisource in connection with the defense of that Claim. If XXXX does not assume full control over the defense of a Claim subject to defense as provided in this
     Section 8.0, XXXX may participate in such defense, at its sole cost and expense, and Unisource shall have the right to defend the Claim in such manner as it may deem appropriate, at the cost and expense of XXXX.

8.3 If an injunction is obtained preventing Customer's exercise of the licenses granted herein, XXXX shall take one of the following actions: obtain for Customer the right to continue using such Licensed Product in accordance with the license granted herein; replace or modify such Licensed Product so it becomes non-infringing, providing that the License Product as so replaced or modified continues to meet the Customer's Requirements; direct Customer to cease the infringing use, whereupon Customer may terminate the license granted herein; or XXXX terminate the license granted herein. Upon such termination by Customer or XXXX, Customer shall return such Licensed Product to XXXX in accordance with Section 10.3 and XXXX shall refund the paid XXXX Product license fee set forth in Attachment B for the respective XXXX Product.

8.4 XXXX shall have no obligation or liability with respect to such Claims if the alleged infringement is based upon: Customer's use of a Licensed Product in breach of this Agreement if such Claim would have been avoided by use of the product in accordance with this Agreement; Customer's use of a Licensed Product contrary


                                 December 22, 1993
   ISSC/Unisource                    Schedule T                      Page 3 of 6
     to the product's documentation if such Claim would have been avoided by use of the product in accordance with the documentation; combination of a Licensed Product with products not furnished by XXXX if such Claim would have been avoided by the exclusive use of the XXXX furnished products; modification of the XXXX Product by anyone other than XXXX if such Claim would have been avoided by use of the XXXX Product without such modifications; or modification of the XXXX Product in accordance with detailed design instructions provided by Customer.

 9.0 Limitation of Liability

 9.1 For any cause of action, whether in contract or tort, including intentional and negligence causes of action, and under any circumstances, including a remedy herein failing of its essential purpose, the total liability of XXXX shall be limited as follows:

     9.1.1 Shall not be liable for special, indirect, incidental, or consequential damages, arising out of, or in connection with, or in reliance on this Agreement or the provision of products or services by XXXX,

     9.1.2 Shall not be liable for any damages whatsoever resulting from loss of use, loss of data, or loss of profits; and

     9.1.3 Shall not be liable in excess of XXXX.

 9.2 The foregoing does not apply to (1) personal injury or damage to property caused by XXXX negligence, (2) the indemnity under Article 8.0, and (3) Noncompetition under Article 11.0.

 9.3 Each provision of this Agreement which is a limitation of liability; a disclaimer of warranties, representations or conditions; or an exclusion of damages is intended by the parties to be severable and independent of any other provision.

 9.4 Customer acknowledges and agrees that the fees for the products and services provided herein reflect the allocation of risks and the limitations of XXXX liability provided herein.

10.0 Termination

10.1 The licenses granted herein are perpetual, unless terminated as provided herein, and survive any other termination under this Agreement. XXXX rights to Intellectual Work acquired prior to any termination as a result of
     Section 10.2 are perpetual and survive any termination under this Agreement.

10.2 Sections 4.1 and 4.2 of this Agreement terminate upon ISSC's termination of the Maintenance Agreement with respect to the Intellectual Work created by Unisource or any of its subcontractors after such termination.

10.3 If either party commits a material breach of its obligations under this Agreement, the complaining party shall provide written notification to the defaulting party, stating in detail what the breach is and what is required to cure the breach. The defaulting party shall have 30 days to cure the breach or otherwise satisfy the complaining party. If the defaulting party fails to cure the breach or otherwise satisfy the complaining party within 30 days, the complaining party shall have the right to terminate this Agreement in ten days after written notification, stating in detail the extent of the failure to cure.

10.4 In the event the licenses granted herein are terminated, Customer agrees to immediately cease all use of Licensed Products and return or destroy all copies of all XXXX Products and Information as directed by XXXX and to provide written certification to XXXX of having complied with XXXX direction.

10.5 Termination of this Agreement shall be without prejudice to all accrued rights and remedies, all of which remain subject to all the limitations of liability; disclaimers of warranties, representations or conditions; and exclusion of damages of this Agreement.

11.0 Noncompetition

XXXX agrees, in consideration of the license fees paid hereunder, not to license the Licensed Products to the XXXX or the XXXX XXXX XXXX now or hereafter owned by XXXX (to include XXXX XXXX), XXXX XXXX (to include XXXX), and XXXX Corporation (to include XXXX); excluding licenses to XXXX XXXX, an affiliate of XXXX XXXX, for the products licensed to XXXX, as of the Effective Date of this Agreement for direct users not including XXXX affiliates or use for ResourceNet International.

12.0 General Provisions

12.1 Governing Law

Any cause of action (whether in contract or tort, including intentional and negligence causes of action) arising from or related to the transactions contemplated by this Agreement shall be governed by the laws of the State of New York, without regard to its choice of law principles. XXXX and Customer consent to the personal jurisdiction of the federal courts of the Southern District of New York.

12.2 Entire Agreement

XXXX and Customer acknowledge that they have not been induced into this Agreement by any condition, representation, or warranty not set forth in this Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous proposals, negotiation, and all other communications (oral and written) between the parties with respect to the subject matter hereof. Any modifications to this Agreement are invalid unless confirmed in a writing which is signed by an authorized officer of Customer and XXXX Vice President of Finance and Administration.


                               December 22, 1993
ISSC/Unisource                    Schedule T                 Page 4 of 6

12.3  No Waiver

The failure of any party at any time to require performance by another party of any provision of this Agreement shall in no way affect the right of such party to require performance of that provision. Nor shall such failure be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

12.4  Partial Invalidity

If any provision of this Agreement is held invalid, such invalidity shall not affect other provisions of this Agreement which can be given effect without the invalid provisions. Provisions deemed to be invalid shall be reformed to the minimum extent necessary to render them valid at such time and, to the extent possible, in accordance with the original intent of the parties.

12.5  Interpretation

"Include," "includes," and "including" shall be interpreted as introducing a list of examples which do not limit the generality of the concept they illustrate. Where reference is made to XXXX Product," a Licensed Product is a XXXX Product. Where reference is made to "Licensed Product," a Licensed Product includes the respective XXXX Product. "Modification" to the product includes corrections to the product, additions to the product, and translations of the product. "Intellectual property rights" refers to patent right, copyright or trade secret right. "U.S. intellectual property rights" refers to such rights under the laws of the United States or any of its States.

12.6  Notice

Any notice given pursuant to this Agreement shall be in writing, shall state that it is a notice given pursuant to this Agreement, and shall be sent by certified mail to the address indicated below:

                          If to Unisource:

                          825 Duportail Road
                          Wayne, PA 19087

                          If to XXXX:

                          XXXX XXXX
                          XXXX XXXX
                          Attention: General Counsel

12.7  Assignment

XXXX shall not assign this Agreement or any amounts payable pursuant to this Agreement without the consent of Unisource. Unisource shall not assign this Agreement without XXXX consent, except within the Unisource Enterprise including parents and Affiliates or part of a business reorganization. The consent of one party to any assignment shall not (a) relieve the other party of its responsibility for the performance of any other of its obligations under this Agreement or (b) constitute the consenting party's consent to further the assignment.

12.8  Relationship

The relationship between the parties shall be that of independent contractor and nothing contained in this Agreement shall create or imply an agency relationship between XXXX and Unisource.

12.9  Publicity

Each party shall (1) submit to the other all advertising, written sales promotion, press releases and other publicity matters relating to this Agreement in which the other party's name or mark is mentioned or language from which the connection is said or mark may be inferred or implied and (2) not publish or use such advertising, sales, promotion, press releases or publicity matters without the other party's consent.

12.10  Covenant of Further Assurances

Unisource and XXXX covenant and agree that, subsequent to the execution and delivery of this Agreement and without any additional consideration, each of Unisource and XXXX will execute and deliver any further legal instruments and perform any acts which are or may become necessary to effectuate the purposes of this Agreement.

12.11  Hiring of Employees

Neither party may at any time directly solicit and hire any employees of the other party except after such employee is fired by such party or terminates his or her employment with such party without the intention of accepting employment from the other party. Provided however, either arty may at any time hire any employee of the other party that responds to an indirect solicitation (e.g., through a newspaper, magazine or trade journal advertisement); provided there has been no direct solicitation of such employee.

13.0  Additional License Provisions

If XXXX is no longer in existence and XXXX has not transferred its right to license XXXX Products to any other entity in existence then the XXXX on the XXXX XXXX of XXXX shall no longer be applicable.

                               December 22, 1993
ISSC/Unisource                    Schedule T                         Page 5 of 6

Accepted by:                            Accepted by:
Unisource Worldwide, Inc.               XXXX, Inc.

By                                      By
   ----------------------------------      ----------------------------------
        Authorized Signature                    Authorized Signature


- -------------------------------------   -------------------------------------
Name (Type or Print)           Date     Name (Type or Print)           Date












                               December 22, 1993
ISSC/Unisource                    Schedule T                         Page 6 of 6

ISSC / UNISOURCE                                          [ARTWORK APPEARS HERE]
AGREEMENT FOR INFORMATION TECHNOLOGY SERVICES
- --------------------------------------------------------------------------------


                                  Schedule U
                         XXXX Services Agreement


Services Agreement dated as of January 1, 1994 (this "Agreement") by and between Integrated Systems Solutions Corporation, with an office at 44 South Broadway, White Plains, New York, 10601 ("ISSC" or "Customer") and XXXX Inc. with an office at XXXX, XXXX, XXXX ("XXXX").

Whereas, ISSC has entered into a certain agreement with Unisource Worldwide, Inc. ("Unisource"), for, among other things, the integration, customization, modification, and operation of a new business platform (the "Unisource Operations Agreement") based in part on certain XXXX software licensed to Unisource as Licensed Products under a License Agreement between XXXX and Unisource dated January 1, 1994 (the "Unisource License Agreement"); and

Whereas ISSC wishes to obtain certain services in support of its installation, customization, modification and enhancement of the Licensed Products for Unisource from XXXX and XXXX is willing to provide such services to ISSC, all on the terms and conditions contained herein.

NOW THEREFORE, the parties do agree as follows:


Table of Contents

Section Title                          Page
1.0    Definitions....................... 2

2.0    Services Provided................. 2

3.0    Payment........................... 2

4.0    Intellectual Property Rights...... 2

5.0    Representations and Warranties.... 2

6.0    Indemnity......................... 2

7.0    Limitations of Liability.......... 3

8.0    Termination....................... 3

9.0    Non Competition................... 3

10.0   General Provisions................ 3
 10.1  Governing Law..................... 3
 10.2  Entire Agreement.................. 4
 10.3  Assignment........................ 4
 10.4  No Waiver......................... 4
 10.5  Partial Invalidity................ 4
 10.6  Interpretation.................... 4
 10.7  Notice............................ 4
 10.8  Hiring of Employees............... 4


                               December 22, 1993
ISSC/Unisource                     Schedule U                        Page 1 of 4

1.0  Definitions

a) "XXXX Product" refers to a software product, including its source code format, and all documentation related thereto created and produced by XXXX and its subsidiaries worldwide. Software media is not part of the XXXX Product.

b) "Licensed Products" refers to the products licensed under the Unisource License Agreement and any modifications to such product for Customer.

c)   "Statement of Work" refers to the Statement of Work set out in Attachment
     B.

d) "Work Products" refers to all software documentation and material prepared by DAI under this Agreement.

e)   "XXXX Key Employees" refers to the DAI project manager for this Agreement.

2.0  Services Provided

2.1  XXXX shall provide the services set forth in the Statement of Work.

3.0  Payment

3.1 Payment Schedule shall be in accordance with the Payment Schedule set forth in Attachment A.

3.2  Taxes

     All prices, fees, and other expenses hereunder are exclusive of all sales, value added, personal property, and other taxes and are exclusive of all custom duties and other charges which may result from the transaction herein, including taxes or charges based upon the sale, license, delivery, installation, use, or maintenance of hardware or software or upon the provision of services. Such taxes and charges shall be the responsibility of and paid by Customer, except for taxes based on XXXX net income.

4.0  Intellectual Property Rights

4.1 ISSC agrees that any inventions, ideas or original works of authorship (referred to herein as "Intellectual Work") in whole or in part conceived, made, or funded by ISSC, and which would constitute derivative works of XXXX Products or XXXX Information, shall belong exclusively to XXXX and shall be deemed to be part of the XXXX Products and Information for purposes of this Agreement.

4.2 When XXXX is not deemed to be the original author or owner of such Intellectual Work, ISSC hereby XXXX XXXX to XXXX any and all XXXX and XXXX which XXXX now has or hereafter acquires in such Intellectual Work, including the right to prepare and distribute derivative works. ISSC waives all XXXX XXXX, including XXXX.

4.3 During the term of this Agreement and at any subsequent time, ISSC shall, at XXXX expense, assist in the preparation of any documents required to evidence XXXX ownership or the assignment to XXXX of such Intellectual Work and assist XXXX to obtain, protect, and enforce intellectual property rights and other rights relating to such Intellectual Work. If for any reason XXXX is unable, after reasonable effort, to secure ISSC's signature on any document needed to obtain, protect, or enforce any such rights, ISSC hereby irrevocably appoints XXXX to act on ISSC's behalf to execute documents and to do all other lawful acts to obtain, protect, and enforce any such rights.

4.4 ISSC specifically acknowledges that its benefits under this Agreement are full payment for such Intellectual Work and that such benefits are in lieu of any royalty payments.

4.5 ISSC shall provide XXXX with the same rights to Intellectual Work contained in this Section 4.0 in relation to ISSC's employees as XXXX has in relation to ISSC.

5.0  Representations and Warranties

XXXX represents and warrants that;

a) all Work Products will be original works of authorship by XXXX or its employees;

b) the Work Products will be compatible with and operate in conjunction with the Licensed Products; and

c) all services provided hereunder shall be performed at least in accordance with industry standards and practices applicable to such services; and

d) the Work Products will not infringe any valid U.S. or Canadian intellectual property rights.

6.0  Indemnity

6.1 XXXX shall indemnify ISSC from, and defend ISSC against, any liability or expenses (including attorneys' fees) arising out of or relating to any claim

     a) that the Licensed Products or any modifications to Licensed Products performed by XXXX infringe upon the proprietary rights of any third party (except as may have been caused by a modification by ISSC or a third party acting for ISSC or ISSC's combination, operation or use with devices, data or programs furnished by ISSC, or

     b)  related to XXXX use of any Intellectual Work (a "Claim").

6.2 If any Claim is commenced against ISSC under Section 6.1 notice thereof shall be given to XXXX as promptly as practicable. After such notice, if XXXX shall acknowledge in writing to ISSC that this Agreement applies with respect to such Claim, then XXXX shall be entitled, if it so elects, in a notice delivered to ISSC not less than 10 days prior to the date on which a response to such Claim is due, to take control of the defense and investigation of such Claim and to employ and engage attorneys of its sole choice to handle and defend the same, at XXXX sole cost and expense. ISSC shall cooperate in all reasonable respects with XXXX and its attorneys in the investigation, trial and defense of such

                               December 22, 1993
ISSC/Unisource                    Schedule U                         Page 2 of 4

     Claim and any appeal arising therefrom; provided, however, that ISSC may, at its own cost and expense, participate, through its attorneys or otherwise, in such investigation, trial and defense of such Claim and any appeal arising therefrom. No settlement of a Claim that involves a remedy other than the payment of money by DAI shall be entered into without the consent of ISSC. After notice by DAI to ISSC of its election to assume full control of the defense of any such Claim. DAI shall not be liable to ISSC for any legal expenses incurred thereafter by ISSC in connection with the defense of that Claim. If DAI does not assume full control over the defense of a Claim subject to defense as provided in this Section 6.0, DAI may participate in such defense, at its sole cost and expense, and ISSC shall have the right to defend the Claim in such manner as it may deem appropriate, at the cost and expense of DAI.

7.0  Limitation of Liability

7.1 For any cause of action, whether in contact or tort, including intentional and negligence causes of action, and under any circumstances, including a remedy herein failing of its essential purpose, the total liability XXXX shall be limited as follows:

     7.1.1 Shall not be liable for special, indirect, incidental, or consequential damages, arising out of, or in connection with, or in reliance on this Agreement or the provision of products or services by XXXX;

     7.1.2 Shall not be liable for any damages whatsoever resulting from loss of use, loss of data, or loss of profits; and

     7.1.3 Shall not be liable in excess of the amount of the charges paid pursuant to this Service Agreement for the three months prior to the date of such cause of action.

7.2 The foregoing does not apply to personal injury, damage to property and intellectual property indemnity.

7.3 Each provision of this Agreement which is a limitation of liability; a disclaimer of warranties, representations or conditions; or an XXXX XXXX is intended by the parties to be severable and independent of any other provision.

8.0  Termination

8.1 If either party commits a material breach of its obligations under this Agreement, the complaining party shall provide written notification to the defaulting party, stating in detail what the breach is and what is required to cure the breach. The defaulting party shall have thirty days to cure the breach or otherwise satisfy the complaining party. If the defaulting party fails to cure the breach or otherwise satisfy the complaining party within sixty days, the complaining party shall have the right to terminate this Agreement in ten days after written notification, stating in detail the extent of the failure to cure.

8.2 ISSC may terminate for convenience this Agreement or any portions thereof, by written notice specifying a termination date at least XXXX after receipt of such notice. XXXX is entitled to continue and be paid for the work for which it had scheduled prior to receipt of such notice up to the termination date specified in such notice. XXXX must stop all activities after the termination date specified in such notice. XXXX will be paid for work perform through the termination date specified in such notice when ISSC receives the work product(s) specified in the notice. Such payment shall constitute ISSC's entire liability.

8.3 At ISSC's sole discretion, XXXX will promptly replace any employee that does not demonstrate satisfactory performance.

8.4 XXXX rights to Intellectual Work acquired prior to any termination as a result of Section 8.5 are perpetual and survive any termination under this Agreement.

8.5 Section 4.1 and 4.2 of this Agreement terminate upon ISSC's termination of the Maintenance Agreement with respect to the Intellectual Work created by Unisource or any of its subcontractors after such termination.

9.0  Non Competition

9.1 XXXX Key Employee shall be assigned full time to this Agreement for XXXX or until completion of all Tasks under this Agreement related to the rollout of Unisource's new business platform, whichever is earlier.

9.2 In consideration for the fees to be paid hereunder, XXXX will not perform services for the XXXX or the paper distribution businesses now or hereafter owned by XXXX XXXX (to include XXXX XXXX), XXXX XXXX to include XXXX) and the XXXX Corporation (to include XXXX); excluding services to XXXX XXXX, an affiliate of XXXX, for the products licensed to XXXX as of the Effective Date of this Agreement for direct users not XXXX affiliates or use for XXXX.

10.0 General Provisions

10.1 Governing Law

Any cause of action (whether in contract or tort, including intentional and negligence causes of action) arising from or related to the transactions contemplated by this Agreement shall be governed by the laws of the State of New York, without regard to its choice of law principles. XXXX and Customer consent to the personal jurisdiction of the federal courts located in the Southern District of New York.

                               December 22, 1993
ISSC/Unisource                    Schedule U                         Page 3 of 4

10.2  Entire Agreement

XXXX and Customer acknowledge that they have not been induced into this Agreement by any condition, representation, or warranty not set forth in this Agreement. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous proposals, negotiation, and all other communications (oral and written) between the parties with respect to the subject matter hereof. Any modifications to this Agreement are invalid unless confirmed in writing which states that it amends this Agreement and which is signed by an authorized officer of Customer and XXXX Vice President of Finance and Administration. Any subsequent agreements are invalid unless confirmed in a writing which is signed by an authorized representative of ISSC and XXXX Vice President of Finance and Administration.

10.3  Assignment

No party may assign or transfer any of the rights, duties, or obligations of this Agreement without first obtaining the express written consent of the other parties. ISSC reserves the right to assign this Agreement to Unisource at no charge upon written notice to XXXX.

10.4  No Waiver

The failure of any party at any time to require performance by another party of any provision of this Agreement shall in no way affect the right of such party to require performance of that provision. Nor shall such failure be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

10.5  Partial Invalidity

If any provision of this Agreement is held invalid, such invalidity shall not affect other provisions of this Agreement which can be given effect without the invalid provisions. Provisions deemed to be invalid shall be reformed to the minimum extent necessary to render them valid at such time and, to the extent possible, in accordance with the original intent of the parties.

10.6  Interpretation

"Include," "includes," and "including" shall be interpreted as introducing a list of examples which do not limit the generality of the concept they illustrate. Where reference is made to XXXX Product, a Licensed Product is a XXXX Product. Where reference is made to `Licensed Product', a Licensed Product includes the respective XXXX Product. "Modification" to the product includes corrections to the product, additions to the product, and translations of the product. "Intellectual property rights" refers to patent right, copyright, or trade secret right. "U.S. intellectual property rights" refers to such rights under the laws of the United States or any of its States.

10.7  Notice

Any notice given pursuant to this Agreement shall be in writing, shall state that it is a notice given pursuant to this Agreement, and shall be sent by certified mail to the addresses first above written.

10.8  Hiring of Employees

Neither party may at any time directly solicit and hire any employees of the other party except after such employee is fired by such party or terminates his or her employment with such party without the intention of accepting employment from the other party. In addition, either party may at any time hire any employee of the other party that responds to an indirect solicitation (e.g., through a newspaper, magazine or trade journal advertisement); provided there has been no direct solicitation of such employee.


Accepted by:                                   Accepted by:
Integrated Systems Solutions Corporation       XXXX XXXX XXXX, Inc.

By__________________________________________   By______________________________
          Authorized Signature                        Authorized Signature


____________________________________________   _________________________________
Name (Type or Print)                 Date      Name (Type or Print)        Date




                                 December 22, 1993
ISSC/Unisource                      Schedule U                     Page 4 of 4

ISSC / UNISOURCE                                          [ARTWORK APPEARS HERE]
AGREEMENT FOR INFORMATION TECHNOLOGY SERVICES
- --------------------------------------------------------------------------------


                                  Schedule V

                          XXXX Maintenance Agreement


Maintenance Agreement (this "Agreement") by and between Integrated Systems Solutions Corporation with an office at 44 South Broadway, White Plains, New York 10601 ("ISSC" or "Customer") an XXXX XXXX, Inc., with an office at XXXX,XXXX,XXXX ("XXXX") with an effective date of January 1, 1994.

Whereas, ISSC has been selected by Unisource Worldwide Inc. to provide certain technology services to Unisource pursuant to an agreement between Unisource and ISSC with an effective date of January 1, 1994 (the "Unisource Operations Agreement"); and,

Whereas, ISSC will perform certain systems integration, application development, and systems operations services for Unisource pursuant to the Unisource Operations Agreement which include integration, customization, and operation of certain Licensed Products licensed by Unisource from XXXX pursuant to a License Agreement between Unisource and XXXX with an effective date of January 1, 1994 (the "Unisource License Agreement"); and,

Whereas, ISSC wishes to obtain certain testing, tools, maintenance, and support services from XXXX in support of the products licensed under the Unisource License Agreement directly from XXXX; and,

Whereas XXXX is willing to provide such services as more fully described herein;

NOW, THEREFORE, the parties do agree as follows:


Table of Contents

Section Title                              Page
1.0    Definitions..........................  2

2.0    XXXX Responsibilities................  2

3.0    Customer Responsibilities............  2

4.0    Payment..............................  2
  4.1  XXXX Product Maintenance Fees........  2
  4.2  Additional Service Fees..............  2

5.0    Taxes................................  3

6.0    Representations and Warranties.......  3

7.0    Intellectual Property Indemnity......  3

8.0    Limitation of Liability..............  3

9.0    Termination..........................  4

10.0   General Provisions...................  4
 10.1  Governing Law........................  4
 10.2  Entire Agreement.....................  4
 10.3  Assignment...........................  4
 10.4  No Waiver............................  4
 10.5  Partial Invalidity...................  4
 10.6  Interpretation.......................  4
 10.7  Notice...............................  4



                               December 22, 1993
ISSC/Unisource                    Schedule V                         Page 1 of 5

1.0  Definitions

a) "XXXX" refers to a software product, including its source code format, and all documentation related thereto created and produced by XXXX and its subsidiaries worldwide. Software media is not part of the XXXX Product.
b) "Licensed Product" refers to the XXXX Products Licensed to Unisource under the Unisource License Agreement as set forth in Attachment A, as it is on the Effective Date and any modifications which are made to such product for Customer by XXXX and any modifications made to such product by others provided such modifications are done in accordance with XXXX programming standards.
c) "XXXX Product Maintenance Services" refers to the services provided in accordance with Section 2.0 and the Statement of Work.
d)   "Statement of Work" shall mean the Statement of Work set out in Attachment
     B.
e) "Updates" shall refer to all error corrections, releases, versions, and federal regulatory or U.S. or Canadian statutory changes provided as part of the annual Maintenance Fee.

2.0  XXXX Responsibilities

2.1 XXXX shall provide Customer with Updates to DAI Products which are made generally available to XXXX Customers; provided Customer is licensed for such XXXX Product and has paid for this service in accordance with Section
     4.1. All Updates shall be subject to the provisions to the Unisource License Agreement.
2.2 No additional license fees are applicable to such Updates. Payment for services to merge updates are XXXX per hour.
2.3 If a product incorporating new technology or functions replaces an existing product licensed under this Agreement, the replacement product is an update to the existing product and shall be provided to Customer in accordance with Section 2.1. Any product which constitutes an open systems or client server implementation of a Licensed Product will be considered an Update to an existing product. If a product incorporating new technology or functions is offered as an optional, separate product such separate products may be subject to an additional license fee.
2.4 XXXX shall correct "Errors" in a Licensed Product in accordance with the Statement of Work; provided Customer provides a description of such nonconformance, including the circumstances and data to reproduce the nonconformance in a test environment. "Errors" shall include any nonconformance of (1) All the functions of Version 7.1 of the Licensed Products, and (2) Functionality as demonstrated or that would have been demonstrated, time permitting, as described in the Unisource Distribution Management Book of Scenarios, during the week of 18 October 1993, and (3) Functions from Version 8.0 of the XXXX Product Plan from implementation in XXXX of XXXX. Details to be provided to Unisource. Time spent in investigating or remedying a claim which is not attributable to such a nonconformance shall be paid by ISSC to XXXX at the rates defined in Attachment A of the ISSC XXXX Service Agreement.

3.0  Customer Responsibilities

Customer shall provide a description of the Error in such Licensed Product, including the circumstances and data to reproduce the Error in a test environment. Customer shall provide a 9600 baud, full duplex, dedicated, XXXX communications link between, ISSC data center, and XXXX offices in XXXX. Customer shall provide access to and software on Customer's computer system as reasonably required by XXXX to effectively maintain the Licensed Product. Customer Support Group refers to Customer employees who have been trained, at Customer's expense, in the use of all the Licensed Products and other applicable vendor products and who help other Customer employees solve computer system problems. Customer is responsible for having a Customer Support Group which is able to identify Licensed Product problems from other product problems and to resolve application usage and set up problems for the Licensed Product. All support requests shall be submitted by the Customer Support Group. The Customer Support Group will attempt to verify that a problem is a Licensed Product Error and to resolve application usage and set-up problems before requesting support from XXXX Customer shall notify XXXX of the individuals in the Customer Support Group authorized to submit support requests, to request services or additional services. Customer shall notify XXXX of any changes to the list of authorized individuals.

4.0  Payment

4.1  XXXX Product Maintenance Fees

For the DAI Product Maintenance Services defined in Section 2.0, Customer shall pay XXXX an annual fee as set forth in the Payment Schedule. For Maintenances Services outside the normal XXXX coverage period, Customer shall pay the hourly rates set out in the Payment Schedule.

4.2  Additional Service Fees

For XXXX Product Maintenance Services including Services at Customer or Unisource's sites in addition to those described in Article 2.0, Customer shall pay XXXX on a time and expense basis. The rate for the time spent in providing such services is set forth in the Payment Schedule. Time includes all time spent in modification, installation, testing, training, demonstration, travel, research, and project administration. Expense includes all reasonable transportation, lodging, and communication expense. Customer shall pay XXXX a per diem for XXXX personnel traveling to Customer's site for food and living expenses (other than transportation, lodging, and communication). The per diem rate is as set forth in the Payment Schedule.


                               December 22, 1993
ISSC/Unisource                    Schedule V                         Page 2 of 5

5.0  Taxes

All prices, fees, and other expenses hereunder are exclusive of all sales, value added, personal property, and other taxes and are exclusive of all custom duties and other charges which may result from the transaction herein, including taxes or charges based upon the sale, license, delivery, installation, use, or maintenance of hardware or software or upon the provision of services. Such taxes and charges shall be the responsibility of and paid by Customer, except for taxes based on XXXX net income.

6.0  Representations and Warranties

6.1  XXXX represents and warrants that;
     a) it is and will be the owner of any Updates provided pursuant to this Agreement, or, if it is not the owner of the Updates, that it has sufficient right and interest in and to the Updates to grant the Licenses granted herein;
     b) the Updates will be compatible with and operate in conjunction with the Licensed Products;
     c) all services provided hereunder shall be performed at least in accordance with industry standards and practices applicable to such services; and
     d) the Updates will not infringe any valid U.S. or Canadian intellectual property rights.
6.2 Except as stated in this Section XXXX makes no other warranties in respect of the Licensed Products and explicitly disclaims all other warranties, express or implied, including the implied warranties of merchantability and fitness for a specific purpose. XXXX does not represent or warrant that the Licensed Products will be error free or that operation of the Licensed Products will be uninterrupted.

7.0  Intellectual Property Indemnity

7.1 XXXX shall indemnify ISSC from, and defend ISSC against, any liability or expenses (including attorneys' fees) arising out of or relating to any claim that the Licensed Products or any modifications to Licensed Products performed by DAI infringe upon the proprietary rights of any third party (except as may have been caused by a modification by Unisource or a third party acting for ISSC or ISSC's combination, operation or use with devices, data or programs furnished by ISSC (a "Claim").
7.2 If any Claim is commenced against ISSC under Section 7.1 notice thereof shall be given to DAI as promptly as practicable. After such notice, if DAI shall acknowledge in writing to ISSC that this Agreement applies with respect to such Claim, then XXXX shall be entitled, if it so elects, in a notice delivered to ISSC not less than 10 days prior to the date on which a response to such Claim is due, to take control of the defense and investigation of such Claim and to employ and engage attorneys of its sole choice to handle and defend the same, a XXXX sole cost and expense. ISSC shall cooperate in all reasonable respects with XXXX and its attorneys in the investigation, trial and defense of such Claim and any appeal arising therefrom, provided, however, that ISSC may, at its own cost and expense, participate, through its attorneys or otherwise, in such investigation, trial and defense of such Claim and any appeal arising therefrom. No settlement of a Claim that involves a remedy other than the payment of money by XXXX shall be entered into without the consent of ISSC. After notice by XXXX to ISSC of its election to assume full control of the defense of any such Claim, XXXX shall not be liable to ISSC for any legal expenses incurred thereafter by ISSC in connection with the defense of that Claim. If XXXX does not assume full control over the defense of a Claim subject to defense as provided in this Section 7.0, XXXX may participate in such defense, at its sole cost and expense, and ISSC shall have the right to defend the Claim in such manner as it may deem appropriate, at the cost and expense of XXXX.
7.3 XXXX shall have no obligation or liability with respect to such Claims if the alleged infringement is based upon: Customer's use of a Licensed Product in breach of this Agreement if such Claim would have been avoided by use of the product in accordance with this Agreement; Customer's use of a Licensed Product contrary to the product's documentation if such Claim would have been avoided by use of the product in accordance with the documentation; combination of a Licensed Product with products not furnished by XXXX if such Claim would have been avoided by the exclusive use of the XXXX furnished products; modification of the XXXX Product by anyone other than XXXX if such Claim would have been avoided by use of the XXXX Product without such modifications; or modification of the XXXX Product in accordance with detailed design instructions provided by Customer.

8.0  Limitation of Liability

8.1 For any cause of action (whether in contract or tort, including intentional and negligence causes of action) and under any circumstances, including a remedy herein failing of its essential purpose, the total liability of either party shall be limited as follows:
     8.1.1 Shall not be liable for special, indirect, incidental, or consequential damages, arising out of, or in connection with, or in reliance on this Agreement or the provision of products or services by XXXX; and
     8.1.2 Shall not be liable for any damages whatsoever resulting from loss of use, loss of data, or loss of profits; and
     8.1.3 Shall not be liable in excess of the charges paid pursuant to this Maintenance Agreement for the three (3) months immediately preceding the occur-

                               December 22, 1993
ISSC/Unisource                    Schedule V                         Page 3 of 5
          rence which gave rise to the cause of action.

8.2 The foregoing does not apply to personal injury or property damage or intellectual property indemnities.

8.3 Each provision of this Agreement which is a limitation of liability, a disclaimer of warranties, representations or conditions, or an exclusion of damages is intended by the parties to be severable and independent of any other provision.

8.4 Customer acknowledges and agrees that the fees for the products and services provided herein reflect the allocation of risks and the limitations of XXXX liability provided herein.

9.0  Termination

9.1 XXXX Product Maintenance Services commence on the Effective Date. The initial term is 36 months from the Effective Date. Thereafter, this Agreement may be renewed at ISSC's option for subsequent twelve month periods upon 90 days notice.

9.2 If either party commits a material breach of its obligations under this Agreement, the complaining party shall provide written notification to the defaulting party, stating in detail what the breach is and what is required to cure the breach. The defaulting party shall have thirty days to cure the breach or otherwise satisfy the complaining party. If the defaulting party fails to cure the breach or otherwise satisfy the complaining party within thirty days, the complaining party shall have the right to terminate this Agreement in ten days after written notification, stating in detail the extent of the failure to cure.

10.0 General Provisions

10.1 Governing Law

Any cause of action (whether in contract or tort, including intentional and negligence causes of action) arising from or related to the transactions contemplated by this Agreement shall be governed by the laws of the State of New York, without regard to its choice of law principles. XXXX and Customer consent to the personal jurisdiction of the federal courts of the Southern District of New York.

10.2 Entire Agreement

XXXX and Customer acknowledge that neither has been induced into this Agreement by any condition, representation, or warranty not set forth in this Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous proposals, negotiation, and all other communications (oral and written) between the parties with respect to the subject matter hereof. Any modifications to this Agreement are invalid unless confirmed in a writing which state that it amends this Agreement and which is signed by an authorized officer of Customer and XXXX Vice President of Finance and Administration. Any subsequent agreements are invalid unless confirmed in a writing which is signed by an authorized officer of Customer and XXXX Vice President of Finance and Administration.

10.3 Assignment

No party may assign or transfer any of the rights, duties, or obligations of this Agreement without first obtaining the express written consent of the other parties. ISSC reserves the right to assign this Agreement to Unisource at no charge upon written notice to XXXX.

10.4 No Waiver

The failure of either party at any time to require performance by the other party of any provision of this Agreement shall in no way affect the right of such party to require performance of that provision. Nor shall such failure be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

10.5 Partial Invalidity

If any provison of this Agreement is held invalid, such invalidity shall not affect other provisions of this Agreement which can be given effect without the invalid provisions. Provisions deemed to be invalid shall be reformed to the minimum extent necessary to render them valid at such time and, to the extent possible, in accordance with the original intent of the parties.

10.6 Interpretation

"Include," "includes," and "including" shall be interpreted as introducing a list of examples which do not limit the generality of the concept they illustrate. Where reference is made to "XXXX Product," a Licensed Product is a XXXX Product. Where reference is made to "Licensed Product," a Licensed
Product includes the respective XXXX Product. "Modification" to the product includes corrections to the product, additions to the product, and translations of the product.

10.7 Notice

Any notice given pursuant to this Agreement shall be in writing, shall state that it is a notice given pursuant to this Agreement, and shall be sent by certified mail to the address first above written.


                               December 22, 1993
ISSC/Unisource                    Schedule V                         Page 4 of 5

Accepted by:                              Accepted by:
Integrated Systems Solutions Corporation  XXXX XXXX XXXX, Inc.

By                                        By
  --------------------------------------    ------------------------------------
         Authorized Signature                      Authorized Signature

- ----------------------------------------  --------------------------------------
Name (Type or Print)              Date    Name (Type or Print)            Date



                               December 22, 1993
ISSC/Unisource                     Schedule V                        Page 5 of 5